[MORGAN STANLEY LOGO]                                      SEMI - ANNUAL REPORT


Morgan Stanley Institutional Fund, Inc.

June 30, 2001

GLOBAL AND INTERNATIONAL PORTFOLIOS

Active International Allocation
Asian Equity
Asian Real Estate
Emerging Markets
European Value Equity
European Real Estate
Global Value Equity
International Equity
International Magnum
International Small Cap
Japanese Value Equity
Latin American

--------------------------------------------------------------------------------

U.S. EQUITY PORTFOLIOS

Equity Growth
Focus Equity
Small Company Growth
Technology
U.S. Real Estate
Value Equity

--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIOS

Emerging Markets Debt
Fixed Income
Global Fixed Income
High Yield

--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIOS

Money Market
Municipal Money Market

MORGAN STANLEY INSTITUTIONAL FUND, INC
JUNE 30, 2001 (UNAUDITED)

TABLE OF CONTENTS

President's Letter                                                             2

Performance Summary                                                            4

Investment Overview and Statements of Net
 Assets:

Global and International Equity Portfolios:
   Active International Allocation                                             6
   Asian Equity                                                               16
   Asian Real Estate                                                          21
   Emerging Markets                                                           24
   European Value Equity                                                      32
   European Real Estate                                                       37
   Global Value Equity                                                        41
   International Equity                                                       46
   International Magnum                                                       51
   International Small Cap                                                    57
   Japanese Value Equity                                                      62
   Latin American                                                             66

U.S. Equity Portfolios:
   Equity Growth                                                              70
   Focus Equity                                                               75
   Small Company Growth                                                       79
   Technology                                                                 84
   U.S. Real Estate                                                           88
   Value Equity                                                               92

Fixed Income Portfolios:
   Emerging Markets Debt                                                      96
   Fixed Income                                                              101
   Global Fixed Income                                                       107
   High Yield                                                                111

Money Market Portfolios:
   Money Market                                                              118
   Municipal Money Market                                                    122

Statements of Operations                                                     127

Statements of Changes in Net Assets                                          131

Financial Highlights                                                         143

Notes to Financial Statements                                                166

Directors and Officers                                                       175

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1
(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

PRESIDENT'S LETTER

Dear Shareholders:

We are pleased to present the Fund's Semi-Annual Report for the six months ended June 30, 2001. Our Fund currently offers 24 Portfolios that provide investors with a full array of global and domestic equity and fixed income products. Together, the Fund's Portfolios allow investors to meet specific investment needs or to allocate assets among different portfolios to implement an overall investment strategy.

In this Report, you will find portfolio manager commentary, performance statistics and other useful information for each of the Fund's Portfolios. Additionally, we have provided a performance summary for each Portfolio on the pages following this letter.

MARKET OVERVIEW

Equity markets experienced a volatile first half of 2001. Equities continued to decline through the end of March, amidst further bad news on the economy and corporate profitability. By the end of March, global equities had fallen 30% from their March 2000 highs. As news of earnings misses and downgrades eventually abated, and as the Fed carried out an aggressive easing campaign, markets shook off their doldrums, and the S&P 500 rallied 5.9% in the second quarter. Despite these improved conditions, equities still closed the first half in negative territory. The S&P 500 fell 6.7% in the first half. MSCI EAFE fell 14.6% in U.S. dollar terms, due to weakness in both equity prices and in the Euro. Emerging market equities, which had been among the worst performers last year, have outperformed developed markets, with MSCI EMF falling 3.3% in the first half. U.S. bonds, benefiting from prospects of slower growth and subdued inflation, performed well, as the Lehman Aggregate Bond Index rose 3.6% in the first half.

The bear market of 2001, broadened in scope compared to last year's conditions. Defensive sectors, which had remained largely unscathed in 2000, were not spared in the first half, as utilities (-14.4%), health care (-16.2%) and consumer staples (-13.1%) were among the worst performing U.S. sectors in addition to technology (-13.5%). Outperforming sectors were materials (+3.5%), industrials (-0.5%) and consumer discretionary (+7.6%), as these sectors rebounded from last year's oversold conditions and benefited from the cyclical implications of an easing central bank. The underperformance of technology led growth (-14.2%, Russell 1000 Growth) to underperform value (-1.3%, Russell 1000 Value), the U.S. mid cap (+1.0%, S&P
400) and small cap (+6.9%, Russell 2000) indexes, which have a lower representation of technology companies, outperformed large caps in the first half. The easing monetary conditions in the U.S. were reflected in fixed income markets, as spreads narrowed. Corporates (+5.6%) and mortgages (+3.9%) outperformed Treasurys (+2.0%). High yield (+3.2%), which had suffered from considerable deterioration of credit quality last year, rebounded as spreads narrowed somewhat.

Currency weakness weighed down non-U.S. stock market performance in the first half. The Euro, which had rallied in the fourth quarter of 2000 was beset with new weakness throughout the first half of this year, falling back towards its past lows. The Euro lost 10% relative to the dollar. The pressures of European asset prices and currencies in the first half stemmed from worsening economic indicators showing the European slowdown to be similar in magnitude to the U.S. The Yen continued its weakening trend from last year, falling from 114 to the dollar to a low of 126, before closing the quarter at 124. In local currency terms, the MSCI EAFE Index delivered returns in line with the U.S. (-7.7%). Emerging market equities also declined (-3.3%), but have outperformed developed markets on a year-to-date basis. The emerging markets have seen select trouble spots, such as the Turkish devaluation and the Argentine debt crisis. Unlike the 1997 Asia crisis and the 1998 Russian crisis, however, these more recent problems have remained relatively contained, and contagion has been limited. Despite these problem areas, various emerging market countries have seen very strong performance year-to-date, including Mexico, Korea, and Russia.

MARKET OUTLOOK

The U.S. economy continues to walk a fine line between tipping into recession and maintaining a sustainable bottom. At the heart of this balancing act is the consumer, who is caught between a worsening labor market and a buoyant Fed interest rate policy. Although we are impressed with the aggressiveness of the Fed's easings so far, we remain skeptical about the ability of lower interest rates to sustain consumption through this downturn. With the labor market worsening week by week, we believe that the consumer will eventually capitulate, leading to another leg down in the economy. Recent economic statistics from Europe are painting a similar picture, with slowing manufacturing, job losses, and consumer worries. Despite lower interest rates, a second leg down in the economy will continue to pressure corporate profits, thereby limiting the upside to equity prices. Bonds, on the other hand, should benefit from a worsening economy as central banks continue to ease and slower growth will help control inflation.

Against this bearish backdrop, the second quarter equity rally has brought U.S. and European stock valuations back to extended levels. Valuations in the technology sector are particularly expensive, compared to history and to other sectors. Meanwhile, earnings warnings or misses have resumed for many high profile companies.

OTHER DEVELOPMENTS

As you may be aware, during 2001 as part of an ongoing global branding initiative, Morgan Stanley Dean Witter & Co. changed its brand name to Morgan Stanley. In conjunction with that change, Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Institutional Fund Trust (formerly, MAS Funds) have implemented changes to their brand names and a limited number of portfolio names.

The brand name for both fund families is Morgan Stanley Institutional Funds. Listings in the financial press and by reporting agencies are now under this brand name and include the portfolios of both fund families. Because the two fund families have certain portfolios that share the same name, effective August 1, 2001, the names of the Morgan Stanley Institutional Fund, Inc. Fixed Income, Global Fixed Income, and High Yield Portfolios changed to Fixed Income III, Global Fixed Income II and High Yield II Portfolios, respectively. The brand name and portfolio name changes will not impact the portfolio management or operations of the funds.

In addition, we have enhanced the presentation of the Fund's financial report to shareholders and the new look is presented throughout this report. We are excited about bringing our institutional fund families under one brand name and the new look of the Fund's shareholder reports. We appreciate your continued support of the Fund.

Sincerely,

\s\ Ronald E. Robison


Ronald E. Robison

President

August 2001

PERFORMANCE SUMMARY

                                                                         YEAR-TO-DATE                    ONE YEAR
                                               INCEPTION DATES           TOTAL RETURN                   TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    COMPARABLE                        COMPARABLE
                                              CLASS A   CLASS B  CLASS A   CLASS B     INDICES    CLASS A   CLASS B      INDICES
----------------------------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation             1/17/92  1/02/96   -12.36%   -12.41%  -14.61%(1)  -20.04%   -20.07%    -23.60%(1)
   Asian Equity                                7/01/91  1/02/96    -6.45     -6.52    -5.73(2)   -38.50    -38.67     -30.60(2)
   Asian Real Estate                          10/01/97 10/01/97    -7.12     -7.32    -5.74(3)     7.81      7.53       5.39(3)
   Emerging Markets                            9/25/92  1/02/96    -3.63     -3.82    -1.64(4)   -37.69    -37.91     -25.82(4)
   European Value Equity                       4/02/93  1/02/96   -10.94    -11.06   -17.21(5)    -6.95     -7.16     -21.74(5)
   European Real Estate                       10/01/97 10/01/97    -3.18     -3.37    -2.80(6)     6.26      5.96       3.67(6)
   Global Value Equity                         7/15/92  1/02/96    -3.28     -3.49   -10.55(7)     4.16      3.81     -20.30(7)
   International Equity                        8/04/89  1/02/96    -7.55     -7.64   -14.61(1)    -6.45     -6.67     -23.60(1)
   International Magnum                        3/15/96  3/15/96   -10.55    -10.59   -14.61(1)   -18.08    -18.27     -23.60(1)
   International Small Cap                    12/15/92       --    -1.29        --    -3.28(8)    -8.82        --     -16.74(8)
   Japanese Value Equity                       4/25/94  1/02/96    -8.53     -8.62    -8.26(9)   -32.40    -32.64     -30.35(9)
   Latin American                              1/18/95  1/02/96     5.88      5.88     6.16(10)  -10.65    -10.81     -7.98(10)
----------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
   Equity Growth                               4/02/91  1/02/96   -10.73    -10.88    -6.69(11)  -25.84    -26.06    -14.83(11)
   Focus Equity                                3/08/95  1/02/96   -11.11    -11.27    -6.69(11)  -26.28    -26.46    -14.83(11)
   Small Company Growth                       11/01/89  1/02/96    -6.55     -6.37     0.04(12)  -26.45    -26.38    -23.34(12)
   Technology                                  9/16/96  9/16/96   -33.31    -33.39   -12.51(13)  -56.40    -56.40    -45.50(13)
   U.S. Real Estate                            2/24/95  1/02/96     7.37      7.19    11.44(14)   21.40     21.04     24.42(14)
   Value Equity                                1/31/90  1/02/96     2.56      2.30    -1.26(15)   17.72     17.34     10.33(15)
----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS:
   Emerging Markets Debt                       2/01/94  1/02/96     5.21      5.48     5.82(16)   10.92     10.97     13.20(16)
   Fixed Income                                5/15/91  1/02/96     4.01      3.87     3.62(17)   11.88     11.53     11.23(17)
   Global Fixed Income                         5/01/91  1/02/96    -4.14     -4.25    -4.36(18)   -2.23     -2.35     -2.52(18)
   High Yield                                  9/28/92  1/02/96    -1.70     -1.82     4.28(19)  -11.11    -11.38     -0.31(19)
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
   Money Market                               11/15/88       --       --        --       --          --        --        --
   Municipal Money Market                      2/10/89       --       --        --       --          --        --        --
----------------------------------------------------------------------------------------------------------------------------------

YIELD INFORMATION AS OF JUNE 30, 2001

                                 30 DAY
                             CURRENT YIELD++                                        7 DAY         7 DAY      30 DAY        30 DAY
                            -----------------                                     CURRENT     EFFECTIVE     CURRENT     COMPARABLE
                            CLASS A   CLASS B                                      YIELD+        YIELD+     YIELD++        YIELD
----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS:                            MONEY MARKET PORTFOLIOS:
   Emerging Markets Debt    9.25%   9.01%              Money Market                3.68%         3.74%       3.89%        2.44%(20)
   Fixed Income             5.35     5.20              Municipal Money Market      2.66          2.69         2.51        1.41(21)
   Global Fixed Income      4.25     4.10
   High Yield              12.05    11.79

 + The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++ The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

                                                             FIVE YEAR                     TEN YEAR
                                                    AVERAGE ANNUAL TOTAL RETURN    AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------------------

                                                                 COMPARABLE                COMPARABLE
                                                CLASS A  CLASS B    INDICES    CLASS A       INDICES
-------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation              4.74%   4.55%     2.89%(1)       --         --
   Asian Equity                               -14.73   14.99    -12.25(2)        --         --
   Asian Real Estate                              --      --        --           --         --
   Emerging Markets                            -3.79    4.06     -6.40(4)        --         --
   European Value Equity                        7.87    7.58      9.74(5)        --         --
   European Real Estate                           --      --        --           --         --
   Global Value Equity                         11.54   11.20      8.16(7)        --         --
   International Equity                        11.33   11.06      2.89(1)     13.83%      6.38%(1)
   International Magnum                         3.47    3.22      2.89(1)        --         --
   International Small Cap                      6.92      --     -5.57(8)        --         --
   Japanese Value Equity                        0.65    0.29     -6.54(9)        --         --
   Latin American                               8.37    8.14      4.56(10)       --         --
-------------------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
   Equity Growth                               14.09   13.81     14.47(11)    15.46      15.10(11)
   Focus Equity                                15.22   14.94     14.47(11)       --         --
   Small Company Growth                        18.78   18.46      4.76(12)    15.05      10.23(12)
   Technology                                     --      --        --           --         --
   U.S. Real Estate                            14.03   13.73     11.03(14)       --         --
   Value Equity                                15.95   15.65     14.95(15)    15.65      15.75(15)
-------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS:
   Emerging Markets Debt                        8.20    8.02     11.94(16)       --         --
   Fixed Income                                 7.27    7.09      7.48(17)     7.75       7.87(17)
   Global Fixed Income                          2.09    1.90      2.79(18)     5.33       6.48(18)
   High Yield                                   4.26    3.97      4.61(19)       --         --
-------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
   Money Market                                   --                --           --         --
   Municipal Money Market                         --                --           --         --
-------------------------------------------------------------------------------------------------------------


                                                                                    SINCE INCEPTION
                                                                              AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------------
                                                                            COMPARABLE                         COMPARABLE
                                                                             INDICES--                          INDICES--
                                                            CLASS A            CLASS A          CLASS B           CLASS B
---------------------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation                           6.91%             6.18%(1)           5.57%           3.45%(1)
   Asian Equity                                              1.50              3.13(2)          -12.93           -9.80(2)
   Asian Real Estate                                        -4.45            -10.06(3)           -4.76          -10.06(3)
   Emerging Markets                                          4.61              3.21(4)           -0.58           -4.22(4)
   European Value Equity                                    12.37             11.94(5)            8.89            9.94(5)
   European Real Estate                                      2.18              2.38(6)            1.92            2.38(6)
   Global Value Equity                                      14.99             10.43(7)           12.60            8.66(7)
   International Equity                                     11.56              3.66(1)           12.05            3.45(1)
   International Magnum                                      4.11              3.65(1)            3.84            3.65(1)
   International Small Cap                                  11.63              2.09(8)              --              --
   Japanese Value Equity                                     0.74             -4.10(9)            1.65           -5.64(9)
   Latin American                                            9.87              4.84(10)          12.47            6.79(10)
---------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
   Equity Growth                                            15.20             14.44(11)          15.56           14.93(11)
   Focus Equity                                             22.05             17.83(11)          17.66           14.93(11)
   Small Company Growth                                     15.71              9.27(12)          18.13            6.47(12)
   Technology                                               26.16             13.20(13)          25.97           13.20(13)
   U.S. Real Estate                                         16.21             12.17(14)          14.42           11.33(14)
   Value Equity                                             13.89             14.71(15)          15.66           14.89(15)
---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS:
   Emerging Markets Debt                                     9.31             10.25(16)          10.39           13.34(16)
   Fixed Income                                              7.67              7.82(17)           6.24            6.55(17)
   Global Fixed Income                                       5.10              6.24(18)           1.73            2.32(18)
   High Yield                                                7.46              7.12(19)           4.35            4.87(19)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
   Money Market                                                --                --                 --             --
   Municipal Money Market                                      --                --                 --             --
---------------------------------------------------------------------------------------------------------------------------

INDICES:

(1)  MSCI EAFE (Europe, Australasia, and Far East)     (12)  Russell 2000 Growth
(2)  MSCI All-Country Far East Free ex-Japan           (13)  NASDAQ Composite
(3)  GPR General Real Estate Securities Index--Far     (14)  National Association of Real Estate Investment Trusts (NAREIT)
        East                                                   Equity Index
(4)  MSCI Emerging Markets Free                        (15)  Russell 1000 Value
(5)  MSCI Europe                                       (16)  J.P. Morgan Emerging Markets Global Bond
(6)  GPR General Real Estate Securities Index--Europe  (17)  Lehman Aggregate Bond
(7)  MSCI World                                        (18)  J.P. Morgan Traded Global Bond
(8)  MSCI EAFE Small Cap                               (19)  CS First Boston High Yield
(9)  MSCI Japan                                        (20)  IBC Money Fund Comparable Yield
(10) MSCI Emerging Markets Free Latin America          (21)  IBC Municipal Money Fund Comparable Yield
(11) S&P 500

PAST PERFORMANCE SHOULD NOT BE CONSTRUED AS A GUARANTEE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN THE MONEY MARKET OR MUNICIPAL MONEY MARKET PORTFOLIOS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. ALTHOUGH THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THESE PORTFOLIOS. PLEASE READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

[CHART]

United Kingdom                                                           22.9%
Japan                                                                    21.8
France                                                                   10.1
Switzerland                                                               7.7
Germany                                                                   6.9
Netherlands                                                               6.1
Italy                                                                     3.1
Spain                                                                     2.9
Hong Kong                                                                 2.1
Australia                                                                 1.8
Other                                                                    14.6

OF THE AMOUNT SHOWN ABOVE AS "OTHER", A SIGNIFICANT PORTION REPRESENTS CASH EQUIVALENTS REQUIRED UNDER REGULATIONS TO BE HELD AS COLLATERAL RELATING TO INVESTMENTS IN FUTURES CONTRACTS.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

-------------------------------------------------------------------------------
                                              TOTAL RETURNS(2)
                                    -------------------------------------------
                                                         AVERAGE       AVERAGE
                                                          ANNUAL        ANNUAL
                                                  ONE       FIVE         SINCE
                                        YTD      YEAR      YEARS     INCEPTION
-------------------------------------------------------------------------------
Portfolio - Class A                  -12.36%   -20.04%      4.74%         6.91%
Portfolio - Class B                  -12.41    -20.07       4.55          5.57
Index - Class A                      -14.61    -23.60       2.89          6.18
Index - Class B                      -14.61    -23.60       2.89          3.45

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of -12.36% for the Class A shares and -12.41% for the Class B shares compared to -14.61% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -20.04% for the Class A shares and -20.07% for the Class B shares compared to -23.60% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 4.74% for the Class A shares and 4.55% for the Class B Shares compared to 2.89% for the Index. For the period from inception on January 17, 1992 through June 30, 2001, the average annual total return for the Class A shares was 6.91% compared to 6.18% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 5.57% compared to 3.45% for the Index.

MARKET REVIEW

The first six months of 2001 were highlighted by the start of a global monetary easing cycle while the economic news and corporate earnings became increasingly pessimistic and the overall tone of the markets eroded through the period.

The Portfolio's performance for the first half of 2001 is largely explained by our underweight to the technology, media and telecom (TMT) sectors and our overweight positions to the more defensive markets and sectors such as the U.K., consumer staples, health care and utilities. In Japan, our slight underweight hurt our performance while our hedge out of the yen into U.S. dollars was positive. In the second quarter of 2001, we eliminated our position in the Japanese banks which has been a contributor to returns. Detracting from relative returns were our below bench-mark allocations to Australia and Ireland, as well as our overweight to Switzerland.

MARKET OUTLOOK

In Europe, the fundamental and economic data continue to deteriorate. The latest news, following the European rebuff of the GE/Honeywell merger, was the defeat in the European Parliament of measures to ease cross-border takeovers and mergers. Although we expect the European Central Bank (ECB) to cut interest rates in the third quarter, these cuts will have a lagged impact. Longer-term we are impressed by the arguments that Europe will have a technology-aided productivity boost and a rising labor pool. However, we are less optimistic about the near-term, and in May we reduced the Portfolio's cyclical exposure by selling part of our holdings in European materials, capital goods and autos. European cyclical sectors had enjoyed a good run and we believe that the tight monetary policy of the ECB will extend the period of slow economic growth that is now evident in continental Europe.

In Japan, we see Koizumi's election as a step in the right direction. However, a recent poll cited by the G7 Daily Briefing noted that although 76% of those surveyed expressed their support for Prime Minister Koizumi's reforms, only 54% said they could tolerate economic pain. Meanwhile, the economy is turning down again, deflation continues and the Bank of Japan is balking at further quantitative easing. As the Morgan Stanley Japan Economist Robert Feldman has written, Koizumi faces a dual challenge: the first is the insiders who oppose reform, the second is the business cycle. Like any leader trying to affect massive change, Koizumi needs a little luck, and the sharply declining economic indicators increase the odds against him - at least in the short-term. We are underweight for the time being, and have hedged roughly 35% of our yen exposure back to U.S. dollars.

Asia is suffering from the collapse of the Information Technology (IT) spending cycle. Andy Xie, the Morgan Stanley Asian economist, estimates that surging IT demand from the U.S. accounted for approximately 40% of non-Japan Asia's GDP growth in 2000. Another source of pressure has been the moribund Japanese economy and the weak yen. The upside is that Asian asset prices and growth expectations have already been lowered significantly; these economies will be highly geared to lower interest rates and any positive news on the global economy.

Although not in our investment universe, in the U.S., we continue to believe that sentiment is too complacent. The rally that began in April is back down to an important resistance level. We believe that both the recession and bear market are incomplete. The supposedly "new economy" is looking like an old fashion bust and we don't think the TMT excesses are purged in nine months. Admittedly, recent economic data in the U.S. and the U.K. have shown signs of an incipient recovery, but we think this is just an up-tick rather than a trend. Although equity market valuations are no longer at their previous extended levels, a number of economic excesses remain: a low (if not negative) personal savings rate, a high level of consumer debt, a capacity overhang, and a record current account deficit. It will be difficult for the Fed to manage a vigorous cyclical upswing in the face of these structural head winds.

In sum, we expect the global economic slowdown to extend into at least the fourth quarter of 2001, and that earnings for 2002 will need to be revised down further. Although not exciting, we continue to favor defensive sectors, consistent with the current recessionary economic environment. Until more signs of a sustainable recovery appear we will remain underweight telecom, technology, and financials with an above average cash position.

July 2001

Morgan Stanley Institutional Fund, Inc.
Active International Allocation Portfolio
Financial Statements
June 30, 2001 (Unaudited)

Statement of Net Assets

                                                                          VALUE
                                                             SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (89.2%)
Australia (1.7%)
  Amcor Ltd.                                                  52,368   $    177
  AMP Group Finance                                                9         --
  AMP Ltd.                                                 (c)33,964        381
  Australian Gas Light Co., Ltd.                              23,780        103
  BHP Billiton Ltd.                                          108,909        592
  Brambles Industries Ltd.                                     8,731        214
  Broken Hill Proprietary Co., Ltd.                          102,252        542
  Coca Cola Amatil Ltd.                                       26,319         64
  Coles Myer Ltd.                                             44,664        144
  Commonwealth Bank of Australia                              11,507        200
  CSL Ltd.                                                     4,226        103
  CSR Ltd.                                                    36,814        133
  F.H. Faulding & Co., Ltd.                                    5,093         33
  Fosters Brewing Group Ltd.                                  73,356        205
  General Property Trust                                      61,605         87
  Goodman Fielder Ltd.                                        50,028         30
  ICI Australia Ltd.                                          22,196         50
  Leighton Holdings Ltd.                                      10,913         47
  Lend Lease Corp., Ltd.                                      22,323        143
  Mayne Nickless Ltd.                                         15,652         52
  MIM Holdings Ltd.                                           67,288         41
  National Australia Bank Ltd.                                56,561      1,011
  News Corp., Ltd.                                            75,198        691
  Normandy Mining Ltd.                                       149,087         94
  OneSteel Ltd.                                               11,647          6
  Pacific Dunlop Ltd.                                         20,790          9
  PaperlinX Ltd.                                               8,663         18
  QBE Insurance Group Ltd.                                    14,793         89
  Rio Tinto Ltd.                                              16,243        283
  Santos Ltd.                                                 43,961        146
  Schroders Property Fund                                     15,673         19
  Southcorp Holdings Ltd.                                     25,542         99
  Stockland Trust Group                                       13,478         28
  Suncorp-Metway Ltd.                                      (c)12,645         97
  TABCORP Holdings Ltd.                                       13,015         63
  Telstra Corp., Ltd.                                        153,870        422
  Wesfarmers Ltd.                                           (c)7,793        108
  Westfield Trust (New)                                       57,695         99
  Westpac Banking Corp.                                       75,730        558
  WMC Ltd.                                                    87,723        429
  Woolworths Ltd.                                             46,947        263
--------------------------------------------------------------------------------
                                                                          7,873
--------------------------------------------------------------------------------
Austria (0.2%)
  Austria Tabakwerke AG                                     (c)2,389        167
  BBag Oest Brau Beteiligungs AG                                 529         19
  Boehler-Uddeholm AG                                            596         22
  BWT AG                                                         980         28
  EA-Generali AG                                                 380         49
  Flughafen Wein AG                                              901         29
  Mayr-Melnhof Karton AG                                         693         31
  Oest Elektrizatswirts AG, Class A                            1,764        147
  OMV AG                                                       2,430        204
  VA Technologie AG                                              849         27
  Wienerberger Baustoffindustrie AG                         (c)3,911         66
--------------------------------------------------------------------------------
                                                                            789
--------------------------------------------------------------------------------
Belgium (0.0%)
  KBC Bancassurance Holding                                    2,660   $     95
  Solvay S.A.                                                  1,457         72
  UCB S.A.                                                     1,701         59
  Union Miniere Group S.A.                                       480         19
--------------------------------------------------------------------------------
                                                                            245
--------------------------------------------------------------------------------
Canada (0.0%)
  Boliden Ltd.                                                  (a)1         --
--------------------------------------------------------------------------------
Denmark (0.1%)
  Carlsberg                                                    1,271         46
  Carlsberg A/S                                                1,300         55
  Danisco A/S                                                  2,700         99
  Danske Bank A/S                                              6,800        122
  Novo-Nordisk A/S                                             4,000        177
  Novozymes A/S                                                  600         13
--------------------------------------------------------------------------------
                                                                            512
--------------------------------------------------------------------------------
Finland (0.8%)
  Kesko Oyj                                                      749          5
  Metra Oyj, Class B                                           3,476         70
  Metso Oyj                                                    8,127         90
  Nokia Oyj                                               (a)100,882      2,286
  Nordic Baltic Holding FDR                                   22,311        127
  Outokumpu Oyj                                               11,034         89
  Oyj Hartwell Abp                                             5,092         82
  Pohjola Insurance Co., Class B                                 143          3
  Raisio Group plc                                            17,597         21
  Sampo Insurance Co., plc, Class A                           26,465        225
  Sonera Oyj                                                  23,787        186
  Tieto Corp.                                                  4,232         94
  UPM-Kymmene Oyj                                             12,409        351
--------------------------------------------------------------------------------
                                                                          3,629
--------------------------------------------------------------------------------
France (10.1%)
  Accor                                                    (c)10,728        453
  Alcatel S.A.                                          (a)(c)32,082        671
  AXA                                                         61,652      1,756
  Banque Nationale de Paris                                (c)11,218        976
  Bouygues                                                 (c)23,740        802
  Cap Gemini Sogeti                                            4,048        295
  Carrefour                                                   34,908      1,847
  Casino Guichard-Perrachon                                 (c)4,598        388
  Cie de Saint Gobain                                       (c)4,461        606
  Coflexip                                                     1,763        228
  Dassault Systemes S.A.                                    (c)2,594        100
  Eridania Beghin-Say                                       (c)2,844        234
  Essilor International                                          475        136
  France Telecom                                           (c)33,049      1,575
  Gecina                                                    (c)3,170        263
  Groupe Danone                                            (c)19,482      2,673
  Imerys                                                      (c)509         50
  Klepierre                                                 (c)3,508        312
  L'Air Liquide                                                4,219        606
  L'OREAL                                                  (c)33,460      2,160
  Lafarge S.A.                                              (c)4,964        424
  Lagardere S.C.A.                                             8,498        400
  LVMH Moet-Hennessy Louis Vuitton                            25,580      1,288
  Michelin Compagnie Generale des
     Establissements, Class B                                  4,821        153

  The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                             SHARES       (000)
--------------------------------------------------------------------------------
France (cont.)
  Pechiney                                                     6,703   $    341
  Pernod Ricard                                                6,150        431
  Pinault-Printemps-Re doute S.A.                           (c)6,916      1,001
  PSA Peugeot Citroen                                          1,668        453
  Rhone-Poulenc, Class A                                      57,260      4,571
  Sagem S.A.                                                  (c)965         47
  Sanofi                                                      53,692      3,523
  Schneider                                                 (c)7,924        438
  Silic                                                          778        113
  Simco (RFD)                                               (c)5,861        379
  Soceite BIC                                                  3,836        140
  Societe Fonciere Lyonnaise                                   7,840        212
  Societe Generale, Class A                                (a)12,080        715
  Sodexho Alliance S.A.                                        4,909        229
  Sophia (EX-SFI)                                           (c)8,835        246
  STMicroelectronics N.V.                               (a)(c)16,624        577
  Suez                                                        44,010      1,416
  Thomson CSF                                                  9,567        346
  TotalFina, Class B                                          69,527      9,735
  Unibail                                                     18,156        985
  Usinor Sacilor                                           (c)21,728        228
  Vivendi Universal                                        (c)42,807      2,495
--------------------------------------------------------------------------------
                                                                         47,017
--------------------------------------------------------------------------------
Germany (6.9%)
  Allianz AG                                               (c)12,808      3,759
  BASF AG                                                  (c)24,850        974
  Bayer AG                                                    32,250      1,256
  Bayerische Vereinsbank AG                                (c)16,027        783
  Beiersdorf AG                                               11,900      1,244
  Continential AG                                              4,467         63
  DaimlerChrysler AG                                       (c)35,934      1,649
  Deutsche Bank AG                                         (c)18,850      1,347
  Deutsche Telekom                                        (c)102,508      2,313
  Douglas Holding AG                                           5,000        133
  Dresdner Bank AG                                            15,017        684
  Dyckerhoff AG                                                1,150         22
  E. On AG                                                 (c)78,048      4,057
  EM.TV & Merchandising AG                                  (a)3,550          7
  Epcos AG                                                       150          8
  Fresenius Medical Care AG                                 (c)6,050        428
  Gehe AG                                                   (c)3,850        150
  Heidelberger Zement AG                                    (c)4,205        184
  IVG Holding AG                                              28,074        337
  Kamps AG                                                     3,750         35
  Karstadt Quelle AG                                        (c)4,800        149
  Linde AG                                                  (c)5,780        242
  Lufthansa AG                                                12,000        191
  MAN AG                                                       4,600        100
  Merck KGaA                                                (c)6,687        235
  Metro AG                                                 (c)21,193        798
  Muechener Rueck AG (Registered)                           (c)8,807      2,471
  Preussag AG                                               (c)7,650        234
  RWE AG                                                   (c)47,073      1,865
  SAP AG                                                      19,342      2,667
  Schering AG                                                  8,550        446
  SGL Carbon AG                                               (c)550         19
  Siemens AG                                                  35,574   $  2,153
  Thyssen Krupp AG                                         (c)22,300        293
  Volkswagen AG                                            (c)11,180        522
  WCM Beteiligungs & Grundbesi                              (c)3,333         35
--------------------------------------------------------------------------------
                                                                         31,853
--------------------------------------------------------------------------------
Hong Kong (2.0%)
  Bank of East Asia Ltd.                                      95,731        222
  Cathay Pacific Airways Ltd.                                296,000        401
  CLP Holdings Ltd.                                          205,800        863
  Hang Lung Development Co.                                   64,000         62
  Hang Seng Bank Ltd.                                         94,800        972
  Henderson Land Development Co., Ltd.                       104,000        461
  Hong Kong & China Gas Co., Ltd.                         (c)461,527        580
  Hutchison Whampoa Ltd.                                     187,200      1,890
  Hysan Development Co., Ltd.                                 55,104         70
  Li & Fung Ltd.                                             236,000        387
  New World Development Co., Ltd.                            185,103        226
  Pacific Century CyberWorks Ltd.                       (c)1,113,062        318
  Shangri-La Asia Ltd.                                        31,000         27
  Sino Land Co.                                              259,861        108
  South China Morning Post Holdings Ltd.                      36,000         24
  Sun Hung Kai Properties Ltd.                               190,000      1,711
  Swire Pacific Ltd., Class A                                 68,000        352
  Television Broadcasts Ltd.                                  15,000         63
  Wharf Holdings Ltd.                                        185,600        388
--------------------------------------------------------------------------------
                                                                          9,125
--------------------------------------------------------------------------------
Ireland (0.1%)
  CRH plc                                                      8,024        134
  Green Property plc                                          69,200        457
  Kerry Group plc                                              1,940         22
  Smurfit (Jefferson) Group                                   19,320         36
--------------------------------------------------------------------------------
                                                                            649
--------------------------------------------------------------------------------
Italy (3.1%)
  Assicurazioni Generali S.p.A.                            (c)53,234      1,600
  Autogrill S.p.A.                                         (c)11,972        129
  Banca di Roma S.p.A.                                        21,373         65
  Banco Ambrosiano Veneto S.p.A.                             140,809        497
  Banco Popolare di Milano                                  (c)7,315         29
  Benetton Group S.p.A.                                     (c)9,718        130
  Credito Italiano S.p.A.                                    138,477        594
  Enel S.p.A.                                             (c)508,715      1,555
  ENI-Ente Nazionale Idrocarburi S.p.A.                   (c)313,435      3,821
  Fiat S.p.A.                                              (c)10,965        214
  Impregilo S.p.A.                                            20,389         11
  Instituto Bancario San Paolo di Torino                      40,120        514
  Italcementi S.p.A.                                           4,701         37
  Italgas S.p.A.                                              20,532        180
  Mediaset S.p.A.                                          (c)72,258        608
  Mediobanca S.p.A.                                           12,310        132
  Parmalat Finanziaria S.p.A.                                 93,639        250
  Pirelli S.p.A.                                          (c)108,293        302
  R.A.S. S.p.A.                                               24,902        306
  Rinascente S.p.A.                                           13,088         56
  Sai-Soc Assic Industriale                              (c)(a)2,987         46


  The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                             SHARES       (000)
--------------------------------------------------------------------------------
Italy (cont.)
  Snia S.p.A.                                              (c)29,227   $     53
  Telecom Italia Mobile S.p.A.                            (c)417,055      2,125
  Telecom Italia S.p.A.                                   (c)119,455      1,072
  Telecom Italia S.p.A. (RNC)                               (c)5,540         26
--------------------------------------------------------------------------------
                                                                         14,352
--------------------------------------------------------------------------------
Japan (21.8%)
  Aastsu, Inc.                                                 5,000        101
  Acom Co., Ltd.                                               7,300        644
  Advantest Corp.                                              4,290        368
  Ajinomoto Co., Inc.                                         89,400        959
  Alps Electric Co.                                         (c)8,286         77
  Amada Co., Ltd.                                             21,000        106
  Asahi Breweries Ltd.                                     (c)31,000        348
  Asahi Chemical Industry Co., Ltd.                           86,000        361
  Asahi Glass Co., Ltd.                                      128,800      1,070
  Benesse Corp.                                               12,500        392
  Bridgestone Corp.                                        (c)60,000        628
  Canon, Inc.                                                 32,600      1,317
  Casio Computer Co., Ltd.                                 (c)55,800        324
  Central Japan Railway Co.                                   (c)136        845
  Chugai Pharmaceuticals Co., Ltd.                            26,600        405
  Chuo Mitsui Trust & Banking Co., Ltd.                   (c)147,000        260
  Citizen Watch Co., Ltd.                                     27,000        165
  Cosmo Oil Co., Ltd.                                          4,000         10
  Credit Saison Co., Ltd.                                      3,100         75
  CSK Corp.                                                    1,500         47
  Dai Nippon Printing Co., Ltd.                               65,600        800
  Daiei, Inc.                                              (c)65,600        125
  Daiichi Pharmaceutical Co., Ltd.                             7,000        162
  Daikin Industries Ltd.                                       6,600        122
  Dainippon Ink & Chemical, Inc.                              10,000         28
  Daito Trust Construction Co.                                11,300        192
  Daiwa House Industry Co., Inc.                              63,600        499
  Daiwa Securities Co., Ltd.                                  89,000        931
  Denki Kagaku Kogyo Kabushiki Kaisha                          9,000         31
  Denso Corp.                                                 39,600        756
  East Japan Railway Co.                                      (c)298      1,720
  Ebara Corp.                                                 40,800        337
  Eisai Co., Ltd.                                             11,000        246
  Fanuc Ltd.                                                  17,400        866
  Fuji Machine Manufacturing Co.                               3,400         62
  Fuji Photo Film Ltd.                                        43,000      1,855
  Fuji Soft ABC, Inc.                                          2,300        135
  Fuji Television Network, Inc.                                    2         11
  Fujikura Ltd.                                                5,000         30
  Fujitsu Ltd.                                                86,200        905
  Furukawa Electric Co., Ltd.                                 53,800        429
  Hirose Electric Co., Ltd.                                    2,300        175
  Hitachi Ltd.                                               159,000      1,561
  Honda Motor Co., Ltd.                                    (c)45,000      1,977
  Hoya Corp.                                                   4,000        253
  Isetan Co., Ltd.                                          (c)2,000         21
  Ishihara Sangyo Kaisha Ltd.                                 27,000         61
  Ishikawajima-Harima Heavy Industries Co.,
     Ltd.                                                  (c)16,000         40
  Ito-Yokado Co., Ltd.                                        31,000      1,429
  Itochu Corp.                                             (a)64,000   $    260
  Japan Airlines Co., Ltd.                                    55,000        177
  Japan Energy Corp.                                       (a)23,000         49
  Japan Tobacco, Inc.                                          (c)98        676
  JGC Corp.                                                    2,000         17
  Jusco Co., Ltd.                                             27,800        613
  Kadokawa Shoten Publishing Co., Ltd.                         3,000         51
  Kajima Corp.                                            (c)121,400        309
  Kaneka Corp.                                                10,000         91
  Kansai Electric Power Co., Ltd.                             90,900      1,541
  Kao Corp.                                                   59,000      1,466
  Kawasaki Heavy Industries Ltd.                           (a)28,000         46
  Kawasaki Steel Corp.                                    (c)145,000        172
  Keihin Electric Express Railway Co., Ltd.                (c)14,000         61
  Kinden Corp.                                                 3,000         19
  Kinki Nippon Railway Co., Ltd                           (c)132,046        529
  Kirin Brewery Co., Ltd.                                 (c)129,400      1,101
  Kokuyo Co., Ltd.                                             2,000         21
  Komatsu Ltd.                                               104,400        479
  Konami Co., Ltd.                                             5,000        228
  Konica Corp.                                                 4,000         29
  Kubota Corp.                                            (c)162,000        644
  Kuraray Co., Ltd.                                            9,000         67
  Kurita Water Industries Ltd.                                 2,000         28
  Kyocera Corp.                                               12,100      1,067
  Kyowa Hakko Kogyo Co., Ltd.                                 12,600         84
  Marubeni Corp.                                           (c)82,000        158
  Marui Co., Ltd.                                             22,000        317
  Matsushita Electric Industrial Co., Ltd.                   133,000      2,081
  Meiji Seika Kaisha Ltd.                                      5,000         27
  Meitec Corp.                                                 1,800         60
  Minebea Co., Ltd.                                            9,000         59
  Mitsubishi Chemical Corp.                                  130,000        348
  Mitsubishi Corp.                                            86,000        693
  Mitsubishi Electric Corp.                               (c)176,800        876
  Mitsubishi Estate Co., Ltd.                                 72,000        662
  Mitsubishi Heavy Industries Ltd.                        (c)315,000      1,437
  Mitsubishi Logistics Corp.                                   3,000         27
  Mitsubishi Materials Corp.                               (c)82,400        176
  Mitsubishi Rayon Co., Ltd.                                   9,000         32
  Mitsui & Co., Ltd.                                          86,800        584
  Mitsui Fire & Marine Insurance                              50,000        256
  Mitsui Fudosan Co., Ltd.                                    46,400        500
  Mitsui Mining & Smelting Co., Ltd.                           8,000         35
  Mitsukoshi Ltd.                                          (c)52,800        219
  Murata Manufacturing Co., Ltd.                              16,200      1,077
  Mycal Corp.                                              (c)17,800         19
  NAMCO Ltd.                                                     700         13
  NEC Corp.                                                  100,400      1,356
  NGK Insulators Ltd.                                         42,600        374
  NGK Spark Plug Co., Ltd.                                 (c)32,000        300
  Nichiei Co., Ltd. (Kyoto)                                 (c)1,800         16
  Nidec Corp.                                               (c)3,200        166
  Nikon Corp.                                                 23,000        218
  Nintendo Corp., Ltd.                                         9,500      1,729
  Nippon Comsys Corp.                                       (c)2,000         27
  Nippon Express Co., Ltd.                                 (c)72,800        329


  The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                             SHARES       (000)
--------------------------------------------------------------------------------
Japan (cont.)
  Nippon Meat Packers, Inc.                                   27,600   $    334
  Nippon Oil Co., Ltd.                                    (c)169,800        958
  Nippon Sheet Glass Co., Ltd                                 31,000        180
  Nippon Shinpan Co., Ltd                                      9,000         18
  Nippon Steel Co.                                           598,000        906
  Nippon Telegraph & Telephone Corp. (NTT)                       695      3,621
  Nippon Unipac Holding                                        (c)46        258
  Nippon Yusen Kabushiki Kaisha                              115,000        455
  Nissan Motor Co., Ltd.                                  (a)169,600      1,171
  Nisshin Flour Milling                                        4,000         30
  Nisshinbo Industries                                         9,000         46
  Nissin Food Products Co.                                     3,500         73
  Nitto Denko Corp.                                           12,900        372
  Nomura Securities Co., Ltd.                             (c)128,000      2,452
  NSK Ltd.                                                    76,000        328
  NTN Corp.                                                   27,000         75
  Obayashi Corp.                                              27,000        105
  Oji Paper Co., Ltd. (New)                               (c)129,400        640
  Olympus Optical Co., Ltd.                                    3,000         48
  Omron Corp.                                                  7,000        127
  Onward Kashiyama Co., Ltd.                                  20,000        217
  Orient Corp.                                                24,000         45
  Oriental Land Co., Ltd.                                      6,400        475
  Orix Corp.                                                   4,200        408
  Osaka Gas Co., Ltd.                                     (c)204,600        659
  Pioneer Electric Corp.                                   (c)15,000        456
  Promise Co., Ltd.                                            8,600        709
  Rohm Co., Ltd.                                               8,000      1,243
  Sankyo Co., Ltd.                                            40,800        736
  Sanrio Co., Ltd.                                             2,900         38
  Sanyo Electric Co., Ltd.                                   159,000      1,004
  Secom Co., Ltd.                                             20,800      1,161
  Sega Enterprises Ltd.                                    (c)12,600        223
  Seiyu Ltd/The                                            (c)23,000         68
  Sekisui Chemical Co.                                         9,000         37
  Sekisui House Co., Ltd.                                     66,600        565
  Sharp Corp.                                                 63,200        861
  Shimamura Co., Ltd.                                         (c)700         36
  Shimano, Inc.                                               10,200        150
  Shimizu Corp.                                            (c)90,600        370
  Shin-Etsu Chemical Co., Ltd.                                15,000        551
  Shionogi & Co., Ltd.                                        12,000        250
  Shiseido Co., Ltd.                                          31,000        291
  Showa Denko K.K.                                             9,000         13
  Showa Shell Sekiyu K.K.                                     15,000         87
  Skylark Co., Ltd.                                           16,000        455
  SMC Corp.                                                    5,500        589
  Softbank Corp.                                           (c)18,700        613
  Sony Corp.                                                  51,800      3,405
  Sumitomo Chemical Co., Ltd.                                127,600        576
  Sumitomo Corp.                                              58,400        409
  Sumitomo Electric Industries                                38,400        435
  Sumitomo Forestry Co., Ltd.                                    400          3
  Sumitomo Marine & Fire Insurance Co., Ltd.                  12,000         67
  Sumitomo Metal & Mining Co.                              (c)42,800        200
  Sumitomo Metal Industries                                (a)88,000   $     53
  Taiheiyo Cement Corp.                                       13,000         28
  Taisei Corp., Ltd.                                         124,400        303
  Taisho Pharmaceutical Co., Ltd.                             32,800        617
  Taiyo Yuden Co., Ltd.                                       10,000        266
  Takara Shuzo                                              (c)5,000         66
  Takashimaya Co., Ltd.                                        4,000         28
  Takeda Chemical Industries                                  46,600      2,167
  Takefuji Corp.                                              10,000        908
  Takuma Co., Ltd.                                            14,000        140
  Teijin Ltd.                                                 74,400        418
  Terumo Corp.                                                20,000        367
  TIS, Inc.                                                 (c)4,200        163
  Tobu Railway Co., Ltd.                                      79,400        254
  Tohoku Electric Power Co., Ltd.                             36,900        602
  Tokio Marine & Fire Insurance Co., Ltd.                     87,000        813
  Tokyo Broadcasting System, Inc.                             17,000        327
  Tokyo Electric Power Co.                                   121,000      3,133
  Tokyo Electron Ltd.                                          9,500        575
  Tokyo Gas Co.                                           (c)200,600        609
  Tokyu Corp.                                              (c)79,400        433
  Toppan Printing Co., Ltd.                                   54,600        562
  Toray Industries, Inc.                                      88,100        352
  Toshiba Corp.                                              143,000        755
  Tosoh Corp.                                                  9,000         26
  Tostem Corp.                                                 6,000         99
  Toto Ltd.                                                (c)62,600        436
  Toyo Seikan Kaisha Ltd.                                     18,000        258
  Toyoba Co.                                                  11,000         22
  Toyota Motor Corp.                                         197,200      6,940
  Trans Cosmos, Inc.                                           1,000         40
  Ube Industries Ltd.                                        117,400        237
  UFJ Holdings, Inc.                                               1          5
  Uni-Charm Corp.                                              2,100         68
  UNY Co., Ltd.                                                2,000         20
  World Co., Ltd.                                           (c)1,500         48
  Yakult Honsha Co., Ltd.                                      2,000         22
  Yamaha Corp.                                                 2,000         20
  Yamanouchi Pharmaceutical Co.                               29,000        814
  Yamato Transport Co., Ltd.                                   8,000        168
  Yokogawa Electric Corp.                                   (c)9,000         80
--------------------------------------------------------------------------------
                                                                        101,101
--------------------------------------------------------------------------------
Netherlands (6.1%)
  ABN Amro Holding N.V.                                    (c)44,411        834
  Aegon N.V.                                                  53,569      1,508
  Akzo Nobel N.V.                                             12,078        511
  ASM Lithography Holding N.V.                                 5,502        123
  Buhrmann N.V.                                                6,020         57
  Elsevier N.V.                                               37,970        473
  Getronics N.V.                                           (a)11,281         47
  Hagemeyer N.V.                                               5,633        109
  Heineken N.V.                                            (c)54,630      2,203
  ING Groep N.V.                                              37,258      2,435
  Koninklijke Ahold N.V.                                      38,595      1,209
  Koninklijke Philips Electronics N.V.                     (c)79,131      2,097
  Oce N.V.                                                       776          8
  Rodamco Continental Europe N.V.                              9,975        372


  The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                             SHARES       (000)
--------------------------------------------------------------------------------
Netherlands (cont.)
  Royal Dutch Petroleum Co.                                  166,631   $  9,589
  Royal KPN N.V.                                              19,142        109
  Schroders Intl Property Fund N.V.                            7,200        115
  TNT Post Group N.V.                                         30,253        631
  Uni Ivest N.V.                                              11,400        111
  Unilever N.V.                                               80,707      4,837
  Vedior N.V.                                                  4,909         44
  VIB N.V.                                                    12,550        275
  Wolters Kluwer N.V.                                         18,098        486
--------------------------------------------------------------------------------
                                                                         28,183
--------------------------------------------------------------------------------
New Zealand (0.0%)
  Carter Holt Harvey Ltd.                                     61,015         42
--------------------------------------------------------------------------------
Norway (0.0%)
  Elkem ASA                                                    2,000         33
  Norske Skogindustrier ASA                                    2,500         38
  Orkla ASA                                                    9,900        179
--------------------------------------------------------------------------------
                                                                            250
--------------------------------------------------------------------------------
Portugal (0.4%)
  Banco Commercial Portugues (Registered)                     39,315        146
  Banco Espirito Santo e Comercial de Lisboa
     (Registered)                                              3,563         49
  Banco Portugues de Investimento (New)                       45,359        105
  Brisa-Auto Estradas de Portugal S.A.                        33,670        285
  Cimpor SGPS                                                      1         --
  Electricidade de Portugal S.A.                             394,600        942
  Jeronimo Martins SGPS                                     (d)9,119         59
  Portugal Telecom                                            21,889        153
  Sonae SGPS S.A.                                          (a)20,770         15
--------------------------------------------------------------------------------
                                                                          1,754
--------------------------------------------------------------------------------
Singapore (0.8%)
  Capitaland Ltd.                                             93,750        129
  Chartered Semiconductor Manufacturing Ltd.                   9,000         22
  City Developments Ltd.                                      49,000        190
  Creative Technology Ltd.                                     1,100          9
  Cycle & Carriage Ltd.                                       21,000         37
  DBS Group Holdings Ltd.                                     78,441        577
  First Capital Corp., Ltd.                                   21,000         17
  Fraser & Neave Ltd.                                         23,800        104
  Hotel Properties Ltd.                                       61,000         48
  Keppel Corp., Ltd.                                          36,750         73
  Neptune Orient Lines Ltd. (Foreign)                      (a)47,000         36
  Oversea-Chinese Banking Corp. (Foreign)                     74,688        488
  Parkway Holdings Ltd.                                       62,000         32
  Sembcorp Industries Ltd.                                   131,644        116
  Singapore Airlines Ltd. (Foreign)                           87,000        602
  Singapore Press Holdings Ltd.                               27,018        297
  Singapore Technologies Engineering Ltd.                    218,000        309
  Singapore Telecommunications Ltd.                       (c)160,500        167
  United Industrial Corp., Ltd.                              119,000         55
  United Overseas Bank Ltd. (Foreign)                      (c)61,328        387
  United Overseas Land Ltd.                                (c)45,000   $     46
  Venture Manufacturing (Singapore) Ltd.                       6,000         40
--------------------------------------------------------------------------------
                                                                          3,781
--------------------------------------------------------------------------------
Spain (2.9%)
  Acerinox                                                     2,482         69
  ACS Actividades                                           (c)4,981        138
  Aguas de Barcelona                                          14,239        196
  Autopistas Concesionaria Espanola                           21,489        195
  Azucarera Ebro Agricolas                                     2,643         30
  Banco Bilbao Vizcaya (Registered)                          149,884      1,939
  Banco Santander                                            150,697      1,365
  Corporacion Mapfre                                           5,590        117
  Endesa                                                   (c)97,009      1,547
  Fomento Construction y Cantractas                            7,584        145
  Gas Natural SDG S.A.                                     (c)44,619        722
  Grupo Dragados, S.A.                                        13,367        168
  Iberdrola                                                   89,995      1,154
  Imobiliaria Colonial S.A.                                   33,170        389
  Inmobiliaria Metropolitana Vasco Central                    37,774        537
  Repsol                                                   (c)96,761      1,597
  SOL Melia S.A.                                            (c)7,936         70
  Tabacalera                                                  16,218        231
  Telefonica                                                 132,493      1,633
  Telepizza                                                (a)18,386         34
  Union Electrica Fenosa                                      29,782        556
  Uralita                                                         57         --
  Vallehermoso                                            (c)103,645        661
  Zardoya Otis                                              (c)3,981         36
--------------------------------------------------------------------------------
                                                                         13,529
--------------------------------------------------------------------------------
Sweden (1.6%)
  Assidoman AB                                                 2,774         58
  Atlas Copco AB, Class A                                      7,850        156
  Atlas Copco AB, Class B                                      4,400         85
  Castellum AB                                                44,610        439
  Drott AB, Class B                                           21,300        222
  Electrolux AB, Series B                                     23,600        327
  Hennes & Mauritz AB, Class B                                59,400      1,018
  JM AB                                                       18,000        414
  Netcom Systems AB, Class B                                (a)1,333         43
  Nordbanken Holding AB                                       26,400        150
  OM Gruppen AB                                                5,500         70
  S.K.F. AB, Class B                                        (c)5,400         85
  Sandvik AB                                               (a)17,100        344
  Securitas AB, Class B                                    (c)30,140        528
  Skandia Forsakrings AB                                      58,000        533
  Skandinaviska Enskilda Banken, Class A                      14,400        137
  Skanska AB                                                  31,200        295
  Svenska Cellulosa AB, Class B                               12,372        262
  Svenska Handelsbanken, Class A                              21,300        305
  Svenskt Stal AB (SSAB), Series A                             5,000         43
  Swedish Match AB                                            22,200        104
  Telefonaktiebolaget LM Ericsson                         (a)256,900      1,405
  Telia AB                                                 (c)28,400        144
  Trelleborg AB, Class B                                       8,800         66


  The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                             SHARES       (000)
--------------------------------------------------------------------------------
Sweden (cont.)
  Volvo AB, Class A                                            3,200   $     47
  Volvo AB, Class B                                           11,850        178
  Wihlborgs Fastigheter AB                                    77,150        108
  Wm-Data AB                                               (a)22,800         68
--------------------------------------------------------------------------------
                                                                          7,634
--------------------------------------------------------------------------------
Switzerland (7.7%)
  ABB Ltd.                                                    44,312        671
  Adecco S.A.                                              (c)14,260        671
  CS Holding AG (Registered)                                   8,080      1,328
  Georg Fischer AG                                               135         33
  Givaudan                                                    (a)630        175
  Holcim Ltd. (Bearer)                                      (c)1,085        221
  Holcim Ltd. (Registered)                                     1,115         55
  Lonza AG                                                        61         36
  Nestle S.A.                                                 56,480     12,004
  Novartis                                                   235,840      8,536
  Roche Holding AG (Bearer)                                   19,500      1,589
  Roche Holding AG (Registered)                               62,500      4,503
  SAirgroup                                                       83          5
  SGS Holdings S.A.                                               50          9
  SMH AG (Bearer)                                                340        341
  Sulzer AG (Registered)                                      (a)172         55
  Swatch Group AG                                             (c)330         70
  Swiss Reinsurance (Registered)                                 628      1,255
  Swisscom AG (Registered)                                     3,236        771
  Syngenta AG                                                  3,907        205
  UBS AG                                                      12,217      1,750
  Unaxis Holding AG                                               30          4
  Valora Holding AG                                              321         57
  Zurich Financial Services AG                                 3,587      1,223
--------------------------------------------------------------------------------
                                                                         35,567
--------------------------------------------------------------------------------
Thailand (0.0%)
  Siam City Bank PCL                                         d)3,470         --
--------------------------------------------------------------------------------
United Kingdom (22.9%)
  3I Group plc                                                29,189        438
  Abbey National plc                                       (a)53,067        930
  Amvescap plc                                                27,737        482
  ARM Holdings plc                                         (a)35,612        135
  AWG plc                                                        401          3
  BAA plc                                                     79,680        741
  Barclays plc                                                68,585      2,106
  Bass plc                                                    81,893        857
  BG plc                                                     271,319      1,071
  BICC plc                                                     2,170          6
  Blue Circle Industries plc                                  11,344         79
  BOC Group plc                                               32,134        471
  Boots Co. plc                                               55,983        474
  BP Amoco plc                                             2,197,935     18,092
  British Aerospace plc                                      207,851        997
  British Airways plc                                        108,999        528
  British American Tobacco plc                               239,352      1,820
  British Land Co. plc                                    (c)161,771      1,105
  British Sky Broadcasting plc                                82,483        794
  British Telecommunications plc                             536,706      3,379
  BTR plc                                                    306,232        582
  Bunzl plc                                                    6,143         42
  Cadbury Schweppes plc                                      207,628   $  1,402
  Canary Wharf Finance plc                                 (a)40,986        320
  Capital Group plc                                           66,783        435
  Caradon plc                                                  3,009          7
  Carlton Communications plc                                  27,568        130
  Centrica plc                                               258,045        826
  Chelsfield plc                                              88,743        419
  Commercial Union plc                                       114,012      1,578
  Compass Group plc                                          182,740      1,454
  Corus Group plc                                             53,719         46
  Diageo plc                                                 366,257      4,023
  Dixons Group plc                                           124,823        410
  EMI Group plc                                               35,205        199
  GKN plc                                                     47,476        456
  Glaxosmithkline plc                                        534,638     15,058
  Granada Compass plc                                        123,517        260
  Grantchester Holdings plc                                   55,670        152
  Great Portland Estates plc                                  62,304        248
  Great Universal Stores plc                                  80,414        689
  Halifax plc                                                 86,702      1,004
  Hammerson plc                                               46,330        313
  Hanson plc                                                  15,976        118
  Hays plc                                                   127,318        329
  HSBC Holdings plc                                          349,271      4,144
  Imperial Chemical Industries plc                            33,753        198
  Johnson Matthey plc                                          2,739         41
  Kingfisher plc                                              96,086        521
  Ladbroke Group plc                                         155,215        522
  Land Securities plc                                         96,289      1,185
  Lattice Group plc                                          271,319        607
  Legal & General Group plc                                  283,519        644
  Lloyds TSB Group plc                                       198,456      1,988
  Logica plc                                                  21,040        256
  Marconi plc                                                101,301        361
  Marks and Spencer plc                                      206,709        763
  MISYS plc                                                   38,398        269
  National Grid Group plc                                 (c)102,139        754
  National Power plc                                          54,641        231
  Nycomed Amersham plc                                        47,886        347
  P&O Princess Cruises plc                                    43,296        226
  Pearson plc                                                 35,590        587
  Peninsular & Oriental Steam Navigation                      43,296        162
  Pilkington plc                                               5,289          7
  Prudential Corp. plc                                        92,690      1,124
  Psion plc                                                    7,631         10
  Railtrack Group plc                                         33,172        156
  Rank Group plc                                               2,613          8
  Reed International plc                                      56,296        499
  Rentokil Initial plc                                       140,279        476
  Reuters Group plc                                           63,760        829
  Rexam plc                                                    6,550         28
  Rio Tinto plc                                               47,651        847
  RMC Group plc                                                4,152         40
  Royal Bank of Scotland Group plc                            93,932      2,073
  Sainsbury (J) plc                                          130,994        818
  Schroders plc                                               15,354        177
  Scottish Power plc                                         127,263        937
  Slough Estates plc                                          90,847        441


  The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                             SHARES       (000)
--------------------------------------------------------------------------------
United Kingdom (cont.)
  Smith & Nephew plc                                          29,103   $    151
  Smiths Industries plc                                          692          8
  Tate & Lyle plc                                             25,866        102
  Taylor Woodrow plc                                           1,502          4
  Tesco plc                                                  480,250      1,735
  The Sage Group plc                                          70,556        252
  Unilever plc                                               308,540      2,603
  United Utilities plc                                        52,187        495
  Vodafone Group plc                                       3,054,851      6,776
  WPP Group plc                                               50,192        495
  Zeneca Group plc                                           134,437      6,272
--------------------------------------------------------------------------------
                                                                        106,177
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $480,499)                                   414,062
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.2%)
Australia (0.1%)
  News Corp., Ltd.                                            66,920        538
--------------------------------------------------------------------------------
Germany (0.0%)
  Volkswagen AG                                                3,250         99
--------------------------------------------------------------------------------
Hong Kong (0.1%)
  Johnson Electric Holdings Ltd.                             313,500        430
--------------------------------------------------------------------------------
Italy (0.0%)
  Fiat S.p.A.                                                  2,110         28
--------------------------------------------------------------------------------
   TOTAL PREFERRED STOCKS (COST $1,230)                                   1,095
--------------------------------------------------------------------------------
                                                              NO. OF
                                                              RIGHTS
                                                               (000)
--------------------------------------------------------------------------------
RIGHTS (0.0%)
Switzerland (0.0%)
  Holcim Ltd. (Cost $--)                                       1,100          1
--------------------------------------------------------------------------------
                                                              NO. OF
                                                            WARRANTS
                                                               (000)
--------------------------------------------------------------------------------
WARRANTS (0.0%)
France (0.0%)
  Simco (CTF), expiring 10/31/03                               1,644          8
--------------------------------------------------------------------------------
Italy (0.0%)
  Banca Intesa, expiring 11/15/02                               (a)3         --
--------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $--)                                                   8
--------------------------------------------------------------------------------
                                                               FACE
                                                             AMOUNT       VALUE
                                                              (000)       (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.0%)
France (0.0%)
  Casino Guichard-Perrachon, Series XW,
     4.50%, 7/12/01 (Cost $69)                                  $136   $    115
--------------------------------------------------------------------------------
  TOTAL FOREIGN SECURITIES (89.4%) (COST $481,798)                      415,281
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (25.6%)
Short-Term Investments held as Collateral on
     Loaned Securities (15.3%)
  AT&T Corp., CP., 3.98%, 7/19/01                              1,000      1,000
  AIM S.T. Investments Co., 4.09%, 7/01/01                     3,500      3,500
  Dreyfus Cash Management Plus Fund, 4.05%,
     7/02/01                                                   3,500      3,500
  Evergreen Select Money Market Fund, 4.00%,
     7/02/01                                                   3,500      3,500
  Federated Prime Value Fund, 4.01%, 7/02/01                   3,500      3,500
  Goldman Sachs FSQ Prime, 4.01%, 7/02/01                      3,500      3,500
  Harris Insight Money Market Fund, 4.05%,
     7/02/01                                                   3,000      3,000
  Janus Institutional Money Market Fund,
     4.12%,  7/02/01                                           3,000      3,000
  UBS Warburg LLC., (Repurchase Agreement)
     4.07%, 7/02/01                                           46,349     46,349
--------------------------------------------------------------------------------
                                                                         70,849
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (10.3%)
   J.P. Morgan Securities, Inc. 3.70%,
     dated 6/29/01, due 7/2/01
     (Cost $47,844)                                        (f)47,844     47,844
--------------------------------------------------------------------------------
   TOTAL SHORT TERM INVESTMENTS (COST $118,693)                         118,693
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
   Australian Dollar    AUD                                       14          7
   British Pound        GBP                                       31         44
   Danish Krone         DKK                                        1         --
   Euro                 EUR                                      231        195
   Japanese Yen         JPY                                   33,118        266
   New Zealand Dollar   NZD                                        4          2
   Norwegian Krone      NOK                                       49          5
   Singapore Dollar     SGD                                        3          2
   Swedish Krona        SEK                                      629         58
--------------------------------------------------------------------------------
   TOTAL FOREIGN CURRENCY (COST $583)                                       579
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                                          (000)
--------------------------------------------------------------------------------
  TOTAL INVESTMENTS (115.1%) (COST $601,074)                           $534,553
--------------------------------------------------------------------------------
OTHER ASSETS (0.7%)
  Due from Broker                                             $2,065
  Foreign Withholding Tax Reclaim Receivable                     452
  Dividends Receivable                                           300
  Receivable for Portfolio Shares Sold                           167
  Unrealized Gain on Foreign Currency
     Exchange Contracts                                          104
  Receivable for Investments Sold                                 11
  Other                                                           19      3,118
--------------------------------------------------------------------------------
LIABILITIES (-15.8%)
  Collateral on Securities Loaned                            (70,849)
  Payable for Investments Purchased                           (1,535)
  Investment Advisory Fees Payable                              (651)
  Administrative Fees Payable                                    (84)
  Custodian Fees Payable                                         (77)
  Directors' Fees and Expenses Payable                           (36)
  Distribution Fees Payable                                      (16)
  Other Liabilities                                              (51)   (73,299)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $464,372
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                                        $558,821
Undistributed Net Investment Income                                       2,297
Accumulated Net Realized Loss                                           (30,538)
Unrealized Depreciation on Investments and
   Foreign Currency Translations                                        (66,208)
--------------------------------------------------------------------------------
NET ASSETS                                                             $464,372
--------------------------------------------------------------------------------
CLASS A:
--------
NET ASSETS                                                             $444,848
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE

   Applicable to 47,540,707 outstanding $0.001
     par value shares (authorized 500,000,000 shares)                     $9.36
--------------------------------------------------------------------------------
CLASS B:
--------
NET ASSETS                                                             $ 19,524
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 2,064,229 outstanding $0.001
     par value shares (authorized 500,000,000
     shares)                                                              $9.46
--------------------------------------------------------------------------------

(a)  Non-income producing security
(c)  -- All or a portion of security on loan at June 30, 2001
        -- See Note A-9 to financial statements
(d) -- Securities were valued at fair value - See Note A-1 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
ADR  -- American Depositary Receipts
FDR  -- Federal Depositary Receipts
PCL  -- Public Company Limited
RFD  -- Ranked for Dividend
RNC  -- Non Convertible Saving Shares

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

    CURRENCY                                   IN                         NET
       TO                                   EXCHANGE                  UNREALIZED
    DELIVER        VALUE   SETTLEMENT          FOR           VALUE    GAIN(LOSS)
    (000)          (000)      DATE            (000)          (000)       (000)
--------------------------------------------------------------------------------
U.S.$        48  $     48   7/02/01       EUR $       56   $     48   $    --
U.S.$    12,014    12,014   9/04/01       U.S.$   14,022     11,857      (157)
EUR      14,022    11,857   9/04/01       U.S.$   11,849     11,849        (8)
EUR      43,463    36,747   9/12/01       U.S.$   37,165     37,165        418
EUR       1,172       991   9/12/01       U.S.$    1,001      1,001         10
GBP      10,444    14,666   9/12/01       U.S.$   14,447     14,447      (219)
JPY   1,459,684    11,794   9/12/01       U.S.$   12,089     12,089        295
JPY   1,214,400     9,813   9/12/01       U.S.$   10,041     10,041        228
JPY     232,061     1,875   9/12/01       U.S.$    1,918      1,918         43
U.S.$    11,951    11,951   9/12/01       EUR     14,006     11,841      (110)
U.S.$    25,979    25,979   9/12/01       EUR     30,492     25,780      (199)
U.S.$     7,833     7,833   9/12/01       EUR      9,162      7,746       (87)
U.S.$       296       296   9/12/01       JPY     35,592        288        (8)
U.S.$       876       876   9/12/01       JPY    105,943        856       (20)
U.S.$    15,331    15,331   9/12/01       JPY  1,854,151     14,982      (349)
U.S.$        65        65   9/12/01       JPY      7,933         64        (1)
U.S.$    14,509    14,509   9/12/01       GBP     10,503     14,749        240
JPY   2,232,836    18,071   9/27/01       U.S.$   18,099     18,099         28
                 --------                                  --------      -----
                 $194,716                                  $194,820       $104
                 ========                                  ========      =====

--------------------------------------------------------------------------------
FUTURES CONTRACTS:

   At June 30, 2001, the following futures contracts were open:

                                                                   NET
                      NUMBER      NOTIONAL                      UNREALIZED
                        OF         VALUE       EXPIRATION       GAIN/LOSS
                    CONTRACTS      (000)         DATE             (000)
--------------------------------------------------------------------------------
     LONG:
CAC40 10
Index
  (France)              99      U.S.$ 4,454      Sept-01           $11
FTSE 100
Index
  (United
  Kingdom)               1      U.S.$    78      Sept-01            (3)
MIB30 Index
  (Italy)              403      U.S.$ 6,401      Sept-01          (147)
     SHORT:
DAX Index
  (Germany)             23      U.S.$ 2,998      Sept-01            26
TOPIX Index
  (Japan)               69      U.S.$ 7,425      Sept-01           141
                                                                   ---
                                                                   $28
                                                                   ===

              SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION-- JUNE 30, 2001

                                                                       PERCENT
                                                        VALUE           OF NET
INDUSTRY                                                (000)           ASSETS
-------------------------------------------------------------------------------
Consumer Discretionary                           U.S.$ 58,639             12.7%
Consumer Staples                                       50,051             10.8
Energy                                                 45,587              9.8
Financials                                             77,226             16.7
Health Care                                            52,298             11.3
Industrials                                            39,607              8.5
Information Technology                                 22,589              4.9
Materials                                              17,371              3.7
Telecommunication Services                             25,635              5.5
Utilities                                              26,278              5.5
-------------------------------------------------------------------------------
                                                 U.S.$415,281            89.4%
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND INC.
INVESTMENT OVERVIEW

ASIAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)


[CHART]

China/Hong Kong     40.9%
South Korea         20.1
Taiwan              16.7
Singapore           14.2
Malaysia             4.6
Thailand             2.2
Other                1.3

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY
FAR EAST FREE EX-JAPAN INDEX(1)


                                  TOTAL RETURNS(2)
                       --------------------------------------
                                          AVERAGE     AVERAGE
                                           ANNUAL      ANNUAL
                                    ONE      FIVE       SINCE
                         YTD       YEAR     YEARS   INCEPTION
-------------------------------------------------------------
Portfolio - Class A    -6.45%    -38.50%   -14.73%      1.50%
Portfolio - Class B    -6.52     -38.67    -14.99     -12.93
Index - Class A        -5.73     -30.60    -12.25       3.13
Index - Class B        -5.73     -30.60    -12.25      -9.80

(1) The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, South Korea, Singapore, Taiwan and Thailand.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers, excluding Japan. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

For the six months ended June 30, 2001, the Portfolio had a total return of -6.45% for the Class A shares and -6.52% for the Class B shares compared to -5.73% for the Morgan Stanley Capital International (MSCI) All- Country Far East Free ex-Japan Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -38.50% for the Class A shares and -38.67% for the Class B shares compared to -30.60% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of -14.73% for the Class A shares and -14.99% for the Class B shares compared to -12.25% for the Index. For the period from inception on July 1, 1991 through June 30, 2001, the average annual total return for the Class A shares was 1.50% compared to 3.13% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was -12.93% compared to -9.80% for the Index.

MARKET REVIEW

Asian stock markets fell in the second quarter as the Index lost 2.3%. Although non-Japan Asia suffered negative returns during the first half, the region was among the better performing regions in the world. It outperformed developed markets, in Europe and the U.S. Asian economies continued to struggle in countering the global economic slowdown despite lower interest rates, with only a few pockets of strength in domestic consumption demand in China and South Korea. The Portfolio continues to overweight China's domestic business-oriented companies in the auto, energy and airlines sectors as domestic consumption continued to be robust. In Korea, global market share gains in the US for Korean auto manufacturers caused a massive re-rating in Korean auto stocks. The Portfolio was overweight Hyundai Motors and Hyundai Mobis as a result. The Portfolio was also overweight Korean banks as they continued to show improvement in their returns-on-equity (ROEs).

During the start of 2001, there were hopes of a U.S.-led V-shaped recovery in the second half for global economies. Recent data indicates otherwise. Our strategy at this point is to not take a defensive nor an aggressive stance. We continue to search for attractive bottom-up opportunities in companies that are restructuring and enhancing ROEs, or those companies that are gaining market shares in spite of slowing markets.

MARKET OUTLOOK

We believe that an anticipated sharp recovery in the second half is unlikely to materialize and in the short term, markets are likely to be range bound. While economic indicators and corporate earnings may be disappointing over the next few months, Asian markets in our view have well discounted this and are unlikely to correct massively on the same bad news.

July 2001

Morgan Stanley Institutional Fund, Inc.
Asian Equity Portfolio
Financial Statements
June 30, 2001 (Unaudited)

STATEMENT OF NET ASSETS

                                                                                                             VALUE
                                                                                          SHARES             (000)
------------------------------------------------------------------------------------------------------------------
Common Stocks (99.1%)
China/Hong Kong (40.9%)
  Amoy Properties Ltd.                                                                   155,000          $    178
  Asia Satellite Telecommunications Holdings Ltd.                                        144,000               249
  Bank of East Asia Ltd.                                                                  51,000               118
  Beijing Capital International Airport                                                  409,000               128
  Brilliance China Automotive                                                            619,000               151
  Cathay Pacific Airways Ltd.                                                            250,000               338
  Cheung Kong Holdings Ltd.                                                              103,900             1,132
  China Light & Power Co., Ltd.                                                           98,900               415
  China Merchants Holdings International Co., Ltd.                                       306,000               231
  China Overseas Land & Investment                                                       328,000                59
  China Petroleum & Chemical Corp.                                                  (a)1,054,000               211
  China Rare Earth Holdings Ltd.                                                          48,000                17
  China Resources Beijing Land                                                           201,000                57
  China Resources Enterprise Ltd.                                                        143,000               241
  China Southern Airlines Co., Ltd.                                                      427,000               133
  China Telecom Ltd.                                                                  (a)686,000             3,624
  China Unicom                                                                        (a)218,000               380
  Citic Pacific Ltd.                                                                     161,000               499
  CNOOC Ltd.                                                                             525,000               498
  Cosco Pacific Ltd.                                                                     160,000               106
  Denway Motors Ltd.                                                                     630,400               226
  Esprit Holdings Ltd.                                                                   190,000               208
  Giordano International Ltd.                                                            302,000               157
  Greencool Tech                                                                         457,000               182
  Hang Seng Bank Ltd.                                                                     92,600               950
  Henderson Land Development Co., Ltd.                                                   102,000               452
  Hong Kong & China Gas Co., Ltd.                                                        470,460               591
  Hong Kong Exchanges and Clearing Ltd.                                                   96,000               171
  Hong Kong Land Holdings Ltd.                                                            75,000               135
  HSBC Holdings plc                                                                       18,000               213
  Hutchison Whampoa Ltd.                                                                 391,980             3,958
  Johnson Electric Holdings Ltd.                                                      (a)476,000               653
  Legend Holdings Ltd.                                                                   432,000               242
  Li & Fung Ltd.                                                                      (a)434,400               713
  Nanjing Panda Electronics                                                              524,000               227
  New World China Land Ltd.                                                               93,200                45
  New World Development Co., Ltd.                                                        205,000               250
  Sino Land Co.                                                                          372,000               155
  SmarTone Telecommunications Holdings Ltd.                                              112,000               129
  Sun Hung Kai Properties Ltd.                                                           186,600             1,681
  Sun Television Cybernetworks Holdings Ltd.                                          (a)749,000                14
  Swire Pacific Ltd., Class A                                                            194,200             1,006
  Television Broadcasts Ltd.                                                             116,800               491
  Travelsky Technology Ltd.                                                              192,000               194
  Wharf Holdings Ltd.                                                                    234,000               489
  Yanzhou Coal Mining Co., Ltd.                                                          684,000               316
------------------------------------------------------------------------------------------------------------------
                                                                                                            22,613
==================================================================================================================
Indonesia (0.4%)
  Hanjaya Mandale Sampoerna                                                              145,000               204
------------------------------------------------------------------------------------------------------------------
Malaysia (4.6%)
  Carlsberg Brewery Malaysia Bhd                                                          74,000          $    176
  Digi.Com Bhd                                                                        (a)168,000               245
  Malayan Banking Bhd                                                                    147,800               401
  Malaysian Pacific Industries Bhd                                                        46,000               160
  Public Bank Bhd                                                                        535,600               316
  Resorts World Bhd                                                                       93,000               125
  Rothmans of Pall Mall (Malaysia) Bhd                                                    45,400               415
  Tanjong plc                                                                             46,000                77
  Telekom Malaysia Bhd                                                                   181,000               419
  Tenaga Nasional Bhd                                                                     92,000               212
------------------------------------------------------------------------------------------------------------------
                                                                                                             2,546
==================================================================================================================
Singapore (14.2%)
  Capitaland Ltd.                                                                     (a)245,000               336
  Chartered Semiconductor Manufacturing Ltd.                                           (a)71,000               178
  City Developments Ltd.                                                                  33,600               130
  DBS Group Holdings Ltd.                                                                157,235             1,156
  Keppel Corp., Ltd.                                                                     134,000               266
  Neptune Orient Lines Ltd. (Foreign)                                                 (a)371,000               285
  Omni Industries Ltd.                                                                   164,000               364
  Overseas Union Bank Ltd.                                                                84,224               437
  Overseas-Chinese Banking Corp. (Foreign)                                               152,000               993
  Sembcorp Logistics Ltd.                                                                200,800               257
  SIA Engineering Ltd.                                                                   235,000               182
  Singapore Airlines Ltd.                                                                122,000               844
  Singapore Press Holdings Ltd.                                                           47,900               526
  Singapore Technologies Engineering Ltd.                                                245,000               347
  Singapore Telecommunications Ltd.                                                      280,000               292
  United Overseas Bank                                                                   114,000               719
  Venture Manufacturing (Singapore) Ltd.                                                  82,700               549
------------------------------------------------------------------------------------------------------------------
                                                                                                             7,861
==================================================================================================================
South Korea (20.1%)
  Cheil Communications, Inc.                                                               3,970               345
  Hana Bank                                                                               25,800               188
  Housing & Commerical Bank, Korea                                                        13,638               305
  Humax Co., Ltd.                                                                      (a)26,980               396
  Hyundai Mobis                                                                           37,090               399
  Hyundai Motor Co., Ltd.                                                                 48,690             1,060
  Kookmin Bank                                                                            60,812               816
  Kookmin Credit Card Co., Ltd.                                                            5,050               144
  Korea Eelectric Power                                                                   18,390               342
  Korea Electric Power Corp. ADR                                                       (a)24,730               235
  Korea Telecom Corp.                                                                      2,470                99
  Korea Telecom Corp. ADR                                                              (a)20,500               451
  Korea Telecom Freetel                                                                 (a)5,920               171
  LG Engineering & Construction Ltd.                                                      19,130               159
  LG Household & Health Care Ltd.                                                          7,950               180
  Pohang Iron & Steel Co., Ltd.                                                           10,110               809
  Pohang Iron & Steel Co., Ltd. ADR                                                        2,500                49
  Samsung Electro-Mechanics Co.                                                            3,679               132
  Samsung Electronics                                                                      3,950               245
  Samsung Electronics Co.                                                                 14,525             2,144
  Samsung Securities Co., Ltd.                                                            13,230               376

    The accompanying notes are an integral part of the financial statements.

                                                                                                             VALUE
                                                                                          SHARES             (000)
------------------------------------------------------------------------------------------------------------------
South Korea (cont.)
  Shinhan Bank Co., Ltd.                                                                  80,580          $    827
  SK Telecom Co., Ltd.                                                                  (a)4,870               717
  SK Telecom Co., Ltd. ADR                                                             (a)22,970               388
  Tongyang Confectionery Co.                                                               8,890               152
------------------------------------------------------------------------------------------------------------------
                                                                                                            11,129
==================================================================================================================
Taiwan (16.7%)
  Ambit Microsystems Corp.                                                                47,757               200
  ASE Test Ltd.                                                                        (a)14,900               191
  Asustek Computer, Inc.                                                                 144,388               610
  Bank Sinopac                                                                           257,000               119
  Cathay Life Insurance Co., Ltd.                                                         98,000               118
  China Steel Corp.                                                                      527,000               263
  Chinatrust Commercial Bank                                                          (a)444,841               311
  Compal Electronics, Inc.                                                               162,114               174
  Delta Electronics, Inc.                                                             (d)171,500               423
  Elan Microelectronics Corp.                                                             45,000                87
  Far East Textile Ltd.                                                                  298,686               167
  Faraday Technology Corp.                                                                16,000               127
  Formosa Chemical & Fibre Corp.                                                         264,600               185
  Fubon Insurance Co.                                                                    191,000               158
  Hon Hai Precision Industry                                                             153,474               807
  Macronix International                                                               (a)31,760                34
  Nan Ya Plastics Corp.                                                                  149,688               151
  President Chain Store Corp.                                                             96,771               209
  ProMos Technologies, Inc.                                                           (a)186,130               142
  Quanta Computer, Inc.                                                                  133,000               452
  Realtek Semiconductor Corp.                                                             23,000               104
  Siliconware Precision Industries Co.                                                (a)398,849               226
  Sunplus Technology Co., Ltd.                                                            28,000               119
  Taipei Bank                                                                            164,000                89
  Taishin International Bank                                                             430,200               196
  Taiwan Cellular Corp.                                                                  100,337               131
  Taiwan Semiconductor Manufacturing Co.                                            (a)1,099,638             2,044
  Uni-President Enterprises Co.                                                       (a)326,000               137
  United Micro Electronics Corp., Ltd.                                                   780,821             1,037
  Winbond Electronics Corp.                                                           (a)299,096               251
------------------------------------------------------------------------------------------------------------------
                                                                                                             9,262
==================================================================================================================
Thailand (2.2%)
  Advanced Information Service PCL (Foreign)                                           (a)31,700               338
  BEC World PCL (Foreign)                                                              (d)42,400               227
  Delta Electronics (Thailand) PCL (Foreign)                                              23,318               112
  Hana Microelectronics PCL                                                            (a)44,300                69
  Siam Cement PCL (Foreign)                                                            (a)95,266               272
  Thai Farmers Bank PCL (Foreign)                                                     (a)274,500               121
  Total Access Communications                                                          (a)37,000                83
------------------------------------------------------------------------------------------------------------------
                                                                                                             1,222
==================================================================================================================
  TOTAL COMMON STOCKS (COST $63,496)                                                                        54,837
==================================================================================================================
  TOTAL FOREIGN SECURITIES (99.1%) (COST $63,496)                                                           54,837
==================================================================================================================

                                                                                            FACE
                                                                                          AMOUNT             VALUE
                                                                                           (000)             (000)
------------------------------------------------------------------------------------------------------------------
Short-Term Investment (4.1%)
Repurchase Agreement (4.1%)
  J.P. Morgan Securities, Inc. 3.70%, dated 6/29/01, due 7/02/01 (Cost $2,269)         (f)$2,269          $  2,269
------------------------------------------------------------------------------------------------------------------
Foreign Currency (1.0%)
  Hong Kong Dollar                                HKD                                        155                20
  Indian Rupee                                    INR                                        202                 4
  Singapore Dollar                                SGD                                          2                 1
  Taiwan Dollar                                   TWD                                     17,038               495
------------------------------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $520)                                                                           520
==================================================================================================================
  TOTAL INVESTMENTS (104.2%) (COST $66,285)                                                                 57,626
==================================================================================================================
Other Assets (0.3%)
  Receivable for Portfolio Shares Sold                                                        71
  Receivable for Investments Sold                                                             50
  Dividends Receivable                                                                        42
Other                                                                                         15               178
==================================================================================================================
Liabilities (-4.5%)
  Payable for Investments Purchased                                                      (2,288)
  Custodian Fees Payable                                                                    (87)
  Investment Advisory Fees Payable                                                          (23)
  Directors' Fees and Expenses Payable                                                      (23)
  Administrative Fees Payable                                                               (12)
  Distribution Fees Payable                                                                  (1)
  Other Liabilities                                                                         (46)           (2,480)
==================================================================================================================
NET ASSETS (100%)                                                                                        $  55,324
==================================================================================================================
Net Assets Consist Of:
Paid in Capital                                                                                          $ 157,543
Accumulated Net Investment Income                                                                              325
Accumulated Net Realized Loss                                                                             (93,885)
Unrealized Depreciation on Investments and Foreign Currency Translations                                   (8,659)
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                               $  55,324
==================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                                             VALUE
                                                                                                             (000)
------------------------------------------------------------------------------------------------------------------
CLASS A:
--------
NET ASSETS                                                                                                $ 54,242
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 6,796,999 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                     $   7.98
==================================================================================================================
CLASS B:
--------
NET ASSETS                                                                                                $  1,082
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 137,125 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                      $  7.89
==================================================================================================================

(a)  Non-income producing security
(d) Securities were valued at fair value - See Note A-1 to financial statements.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

ADR--American Depositary Receipt
PCL--Public Company Limited

           ----------------------------------------------------------
                SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                          CLASSIFICATION -- JUNE 30, 2001

                                                    PERCENT
                                       VALUE        OF NET
INDUSTRY                               (000)        ASSETS
------------------------------------------------------------
Consumer Discretionary              U.S.$5,957       10.7%
Consumer Staples                         1,474        2.7
Energy                                     709        1.3
Financials                              15,615       28.2
Industrials                              8,724       15.8
Information Technology                  11,219       20.3
Materials                                1,877        3.4
Telecommunication Services               7,467       13.5
Utilities                                1,795        3.2
------------------------------------------------------------
                                   U.S.$54,837       99.1%
============================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INVESTMENT OVERVIEW

ASIAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

[CHART]

Hong Kong     46.6%
Japan         23.2
Australia     17.8
Singapore      9.6
Other          2.8

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX - FAR
EAST(1)

                                      TOTAL RETURNS(2)
                             ---------------------------
                                                AVERAGE
                                                 ANNUAL
                                       ONE        SINCE
                               YTD    YEAR    INCEPTION
-------------------------------------------------------
Portfolio - Class A          -7.12%   7.81%     -4.45%
Portfolio - Class B          -7.32    7.53      -4.76
Index                        -5.74    5.39     -10.06

(1) The GPR General Real Estate Securities Index - Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Real Estate Portfolio seeks to provide long- term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of -7.12% for the Class A shares and -7.32% for the Class B shares compared to -5.74% for the GPR General Real Estate Securities Index - Far East (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of 7.81% for the Class A shares and 7.53% for the Class B shares compared to 5.39% for the Index. For the period from inception on October 1, 1997 through June 30, 2001, the average annual total return was -4.45% for the Class A shares and -4.76% for the Class B shares compared to -10.06% for the Index.

MARKET REVIEW

Asian real estate securities continued to outperform equities in developing markets. The Index gained 2.6% as compared to a 0.9% rise in the MSCI Pacific Index in the second quarter of 2001. While we are still optimistic that Asian real estate securities will be able to provide higher total expected returns twelve months out, we envisage further share price volatility in the next few quarters as equity market valuations are aligned to reflect Asia's weaker economic performance.

Japan's first quarter GDP saw an annualized 0.8% contraction with sufficient evidence to show that the economy will slide into recession in the second quarter. The reverberations of further weakness in the U.S. and faltering domestic economic activities have led to further downward revisions to growth prospects for non-Japan Asia. In Korea, declining exports narrowed the trade surplus to U.S.$1.5 billion in June. In Taiwan, the collapse of exports and facilities investments is likely to bring GDP growth to negative territory in the second quarter. China's second quarter GDP expanded 7.8%, attributable to its low dependence on exports and strong domestic demand supported by macro-economic policies. In Hong Kong, both retail sales volume and values rebounded in May as consumers benefited from the strong Hong Kong dollar and heavy discounting by manufacturers in the region. Singapore's economy shrank 0.8% year-over-year in second quarter of 2001 as electronics export fell.

Office vacancy in Central Tokyo bottomed out at 3.07% in February and has since edged up to 3.23% in April. Demand for commercial office is expected to weaken further as economic conditions worsen in Japan. The average Tokyo office rent fell by 0.6% month-over-month in April, from 19,707 yen to 19,592 yen per tsubo. Housing starts rose 5.6% in May, seasonally adjusted. This increase may be temporary, as households become more cautious on housing investment as the economy and employment conditions deteriorate.

In Hong Kong, the value of apartments changing hands fell 20% month-over-month and the number of transactions fell 6.4% to 7,351 in May. Weekly sales had since started to improve to around 400 units in June, from 150 units in the first quarter of 2001 as buyers respond to aggressive mortgage rate cuts. Office leasing activity remains quiet. Prospective tenants with lease renewal coming up in HK Central are bargaining for rental rates of 40-45 Hong Kong dollars per square feet, approximately 25% below the 55-60 Hong Kong dollars per square feet achieved in the fourth quarter of 2000.

The Singapore government will cut residential land supply in 2001 by as much as 43%. While the residential sector remains sluggish, there is demand if the right price or incentives or products are being offered. Prime office rent in Singapore fell 1% in the second quarter of 2001, reversing a 5% rise in the first quarter. Average prime rents fell to about S$7.18 per square feet per month while capital value of office buildings fell 11.5% to S$1,250 per square feet at the end of June.

Office vacancy rate in Sydney Central Business District (CBD) rose slightly over the quarter to 4.3%, with unabsorbed new supply being the main reason behind the increase. The stock of new supply remains low at below 20,000 square meters in 2001 and 35,650 square meters in 2002. The retail sector remains supported by robust consumer spending. Average net retail rents have declined marginally in the CBD. Sub-regional center rents fell from A$700 per square meter in the fourth quarter of 2000 to A$692 per square meter in the first quarter of 2001.

Real estate stocks in Hong Kong (HSP -2.2%) sustained volatility on weighting changes as the MSCI migrates to a free-float platform. A sharp rally in H-shares and red chips drained off liquidity from the regular blue-chip plays. Australia saw a higher demand for retail and diversified sector trusts (AS20 +4.5%) in the second quarter. The Japanese property stocks rallied (TPREAL +6.9%) as market talks on the listing of JREIT resurfaced. Nevertheless, the rally was driven mainly by retail demand for small-cap and illiquid real estate companies. In Singapore, bank-affiliated property stocks (mainly smaller companies) staged a strong rally in the second quarter of 2001 (SESPROP +16.8%) in anticipation that M&A activities in the local banking scene will lead to realization of Net Asset Value (NAV) for companies trading at huge discounts to their underlying asset values.

MARKET OUTLOOK

We continue to shape the Portfolio with quality companies offering attractive fundamental valuations relative to their underlying real estate values. We remain optimistic that Asia can provide total returns in the low- teens over a forward-looking twelve-month time frame. While we believe that the share price of real estate companies in Asia has discounted a whole lot of negatives, we reiterate that the ability to accurately assess P/NAV remains our biggest challenge as the economic and currency environment are likely to remain volatile over the next two quarters. In Hong Kong, we remain overweight the developers and underweight the investors. We are neutral on Australia focusing mainly on the retail and diversified trusts. The Japanese property stocks remain expensive relative to their NAVs. In Singapore, we prefer to stay with the large-cap companies who are better positioned to benefit from the listing of SREIT.

July 2001

Morgan Stanley Institutional Fund, Inc.
Asian Real Estate Portfolio
Financial Statements
June 30, 2001 (Unaudited)

STATEMENT OF NET ASSETS

                                                                                                             VALUE
                                                                                       SHARES                (000)
------------------------------------------------------------------------------------------------------------------
Common Stocks (97.2%)
Australia (17.8%)
  AMP Office Trust                                                                       17,300           $     11
  BT Office Trust                                                                        22,800                 18
  Centro Properties Group                                                                27,930                 42
  Commercial Investment Trust                                                         (a)28,200                 19
  General Property Trust                                                                 50,434                 72
  Investa Property Group                                                                 15,343                 14
  Mirvac Group                                                                           23,890                 45
  Stockland Trust Group                                                                  25,950                 53
  Stockland Trust Group New                                                                 670                  1
  Westfield Holdings Ltd.                                                                15,500                111
  Westfield Trust                                                                        57,300                 98
  Westfield Trust New                                                                  (a)1,730                  3
------------------------------------------------------------------------------------------------------------------
                                                                                                               487
==================================================================================================================
Hong Kong (46.6%)
  Amoy Properties Ltd.                                                                   83,000                 95
  Cheung Kong Holdings Ltd.                                                               6,000                 65
  China Overseas Land & Investment Ltd.                                                  82,000                 15
  China Resources Beijing Land                                                           66,000                 19
  Great Eagle Holdings Ltd.                                                              15,000                 21
  Hang Lung Development Co.                                                              35,000                 34
  Henderson Investment Ltd.                                                              71,000                 52
  HKR International Ltd.                                                                 34,000                 13
  Hong Kong Land Holdings Ltd.                                                           55,000                 99
  Kerry Properties Ltd.                                                                  29,000                 39
  New World Development Co., Ltd.                                                        78,000                 95
  Sino Land Co.                                                                         102,203                 43
  Sun Hung Kai Properties Ltd.                                                           60,000                540
  Wharf Holdings Ltd.                                                                    70,000                146
------------------------------------------------------------------------------------------------------------------
                                                                                                             1,276
==================================================================================================================
Japan (23.2%)
  Daibiru Corp.                                                                           4,000                 27
  Mitsubishi Estate Co., Ltd.                                                            32,000                294
  Mitsui Fudosan Co., Ltd.                                                               23,000                248
  Sumitomo Realty & Development Co., Ltd.                                                11,000                 65
------------------------------------------------------------------------------------------------------------------
                                                                                                               634
==================================================================================================================
Singapore (9.6%)
  CapitaLand Ltd.                                                                        72,500                 99
  Centrepoint Properties                                                                 12,000                 11
  City Developments Ltd.                                                                 23,000                 89
  Keppel Land Ltd.                                                                       19,000                 24
  Marco Polo Developments Ltd.                                                           10,000                 11
  United Overseas Land Ltd.                                                              28,000                 29
------------------------------------------------------------------------------------------------------------------
                                                                                                               263
==================================================================================================================
  TOTAL COMMON STOCKS (COST $2,327)                                                                          2,660
==================================================================================================================
  TOTAL FOREIGN SECURITIES (97.2%) (COST $2,327)                                                             2,660
==================================================================================================================

                                                                                           FACE
                                                                                          AMOUNT
                                                                                          (000)
------------------------------------------------------------------------------------------------------------------
Short-Term Investment (2.8%)
Repurchase Agreement (2.8%)
  J.P. Morgan Securities, Inc. 3.70%, dated 6/29/01, due
    7/02/01 (Cost $76)                                                                   $ (f)76          $     76
------------------------------------------------------------------------------------------------------------------
Foreign Currency (0.9%)
  Hong Kong Dollar                                        HKD                            $   145          $     19
  Japanese Yen                                            JPY                                416                 3
  Singapore Dollar                                        SGD                                  5                 3
------------------------------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $25)                                                                             25
==================================================================================================================
TOTAL INVESTMENTS (100.9%) (COST $ 2,428)                                                                    2,761
==================================================================================================================
Other Assets (0.7%)
  Due from Advisor                                                                            16
  Dividends Receivable                                                                         4                20
------------------------------------------------------------------------------------------------------------------
Liabilities (-1.6%)
  Payable for Investments Purchased                                                          (13)
  Custodian Fees Payable                                                                      (7)
  Administrative Fees Payable                                                                 (4)
  Other Liabilities                                                                          (20)              (44)
==================================================================================================================
NET ASSETS (100%)                                                                                         $  2,737
==================================================================================================================
Net Assets Consist Of:
Paid in Capital                                                                                           $  4,685
Accumulated Net Investment Income                                                                               10
Accumulated Net Realized Loss                                                                               (2,291)
Unrealized Appreciation on Investments and Foreign Currency Translations                                       333
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                $  2,737
==================================================================================================================
CLASS A:
--------
NET ASSETS                                                                                                $  2,276
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 305,960 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                     $   7.44
==================================================================================================================
CLASS B:
--------
NET ASSETS                                                                                                $    461
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 61,603 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                     $   7.48
==================================================================================================================

(a)--Non-income producing security
(f)--The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

                SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                                 CLASSIFICATION

                                                 PERCENT
                                       VALUE      OF NET
INDUSTRY                               (000)      ASSETS
--------------------------------------------------------
Diversified Financials                 U.S.$146     5.3%
Hotels, Restaurants & Leisure                29     1.1
Real Estate                               2,485    90.8
--------------------------------------------------------
                                     U.S.$2,660    97.2%
========================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INVESTMENT OVERVIEW

EMERGING MARKETS PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

[CHART]

South Korea      14.3%
Mexico           13.3
Brazil           11.3
Taiwan           10.6
China/Hong Kong   9.1
South Africa      8.8
India             6.8
Israel            4.5
Russia            5.3
Turkey            2.6
Other            13.4

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX(1)

                               TOTAL RETURNS(2)
                     ---------------------------------------
                                        AVERAGE    AVERAGE
                                         ANNUAL     ANNUAL
                                  ONE      FIVE      SINCE
                        YTD      YEAR     YEARS  INCEPTION
------------------------------------------------------------
Portfolio - Class A   -3.63%   -37.69%    -3.79%      4.61%
Portfolio - Class B   -3.82    -37.91     -4.06      -0.58
Index - Class A       -1.64    -25.82     -6.40       3.21
Index - Class B       -1.64    -25.82     -6.40      -4.22

(1) The MSCI Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of -3.63% for the Class A shares and -3.82% for the Class B shares compared to -1.64% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -37.69% for the Class A shares and -37.91% for the Class B shares compared to -25.82% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of -3.79% for the Class A shares and -4.06% for Class B shares compared to -6.40% for the Index. For the period from inception on September 25, 1992 through June 30, 2001, the average annual total return for the Class A shares was 4.61% compared to 3.21% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was -0.58% compared to -4.22% for the Index.

MARKET REVIEW

Underperformance relative to the Index was primarily due to stock selection. Stock selection in Israel, Brazil and South Korea detracted from performance. On a country allocation basis, our overweight stance in Israel coupled with our underweight position in Taiwan hurt relative performance. On a positive note, our overweight in South Korea and underweights in Greece and Malaysia contributed to relative performance.

During the first quarter of 2001, investors witnessed a continuation of the global stock market correction of 2000. While there was a sharp rally in January as Latin and other emerging markets posted double-digit returns on the back of interest rate cuts in the U.S. and a pick-up in global equity markets, the good news was short-lived. February and March were difficult months for global markets. Investors remained focused on the slowing pace of global economic growth. Additionally, profit downgrades and earnings disappointments further depressed investor sentiment. The emerging markets rebounded during the second quarter fueled by several U.S. interest rate easings.

During the second quarter of 2001, MSCI announced changes to the Index. Specifically, effective June 1, 2001, Greece and Sri Lanka exited the Index while Egypt and Morocco were added. MSCI also announced details of its free float adjustment methodology. MSCI defines free float as the proportion of shares that is deemed to be available for purchase in the public equity markets by international investors. The free float changes will be implemented in 2 phases beginning in November of this year, with the final phase on May 31, 2002.

The 1.6% decline in emerging markets equity returns was led by Emerging Europe and the Middle East which fell 17.4%. Within this region, Turkey (-33.4%, Index return) and Israel (-25.7%) were the worst performers. Latin America was the best performing region during this six month period, gaining 5.7%. Within Latin America, Colombia and Mexico were the star performers appreciating 38.4% and 25.1%, respectively. Asia's markets declined 0.7% led by Pakistan and India, which fell 17.8% and 16.7%, respectively. South Africa appreciated 4.8% during this period.

During this six month period, we exited Argentina given its debt obligation troubles, currency exchange manipulations, and political ineffectiveness, all resulting in negative investor sentiment. In Asia, we added to our overweight in China given its low dependence to exports and relatively strong domestic economy. In Emerging Europe, Middle East and Africa, we sold out of Greece subsequent to its exit from the Emerging Markets Free Index. Additionally, we moved from an overweight to neutral position in Israel locking in gains in some of our technology names in April and given the continued Mid East conflict. Lastly, we added to South Africa where we are focused on domestic-oriented stocks given the recent interest rate cut.

MARKET OUTLOOK

The emerging markets will likely continue to be subject to fluctuations in global market sentiment, yet are poised to perform positively in the face of any improvement. With global interest rates falling, emerging markets have the potential to trade well in the medium term. These markets continue to offer attractive valuations.

July 2001

Morgan Stanley Institutional Fund, Inc.
Emerging Markets Portfolio
Financial Statements
June 30, 2001 (Unaudited)

STATEMENT OF NET ASSETS

                                                                                                                      VALUE
                                                                                                  SHARES              (000)
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks (95.4%)
Brazil (11.3%)
  Banco Itau SA (Preferred)                                                                     73,785,000 $            6,476
  Banco Nacional SA (Preferred)                                                           (a,d)295,998,880                  6
  Brasil Telecom Participacoes SA                                                               (c)115,230              4,841
  Brasil Telecom SA                                                                          1,001,805,557              5,963
  Celular CRT (Preferred)                                                                 (c)(a)31,673,094             13,143
  CEMIG (Preferred)                                                                             62,915,766                749
  CEMIG ADR (Preferred)                                                                            132,640              1,579
  CEMIG ADR (Preferred)                                                                          (e)96,238              1,146
  CIA Vale do Rio Doce, Class A (Preferred)                                                  (c)(a)170,998              3,895
  Companhia de Bebidas das Americas                                                             (c)969,000                225
  Companhia de Bebidas das Americas ADR                                                            212,200              4,912
  CVRD ADR (Preferred)                                                                          (a)272,469              6,321
  Eletrobras                                                                                    43,757,000                561
  Eletrobras, Class B (Preferred)                                                               87,151,000              1,030
  Eletrobras, Class B ADR (Preferred)                                                                3,800                 23
  Embratel Participacoes (Preferred)                                                           253,327,000              1,943
  Embratel Participacoes ADR                                                                         7,300                 55
  Empresa Brasileira de Aeronautica SA                                                          (c)128,410              5,014
  Lojas Arapua SA GDR (Preferred)                                                           (a,d,e)120,830                 --
  Lojas Arapua SA Preferred)                                                            (a,d,e)119,019,000                 --
  Petrobras                                                                                  (c)(a)374,860              9,746
  Petrobras (Preferred)                                                                            258,436              6,063
  Petrobras ADR (Preferred)                                                                         38,940                911
  Tele Celular Sul (Preferred)                                                              (c)366,033,910                740
  Tele Celular Sul ADR                                                                           (a)70,185              1,418
  Tele Centro Sul (Preferred)                                                                  378,282,110              3,172
  Tele Norte Leste (Preferred)                                                               (c)24,050,000                368
  Tele Norte Leste ADR                                                                             215,745              3,292
  Telebras ADR (Preferred)                                                                       (c)74,646              3,490
  Telemig Celular (Preferred)                                                                  580,652,899              1,209
  Telemig Celular ADR                                                                               15,354                634
  Telesp Celular (Preferred)                                                                   268,754,686              1,647
  Telesp Celular ADR                                                                                54,653                828
  Unibanco GDR (Preferred)                                                                         204,298              5,199
  Votorantim Celulose e Papel SA ADR                                                         (c)(a)140,000              2,114
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       98,713
=============================================================================================================================
Chile (0.4%)
  CIA de Telecomunicaciones de Chile ADR                                                     (c)(a)216,260              3,045
  Enersis ADR                                                                                    (c)57,500                861
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,906
=============================================================================================================================
China/Hong Kong (9.1%)
  Asia Satellite Telecommunications Holdings Ltd.                                                  522,000 $              903
  Beijing Capital International Airport Co., Ltd.                                                4,715,000              1,481
  Brilliance China Automotive Ltd.                                                               4,127,000              1,005
  China Merchants Holdings International Co., Ltd.                                            (c)4,873,000              3,686
  China Mobile (Hong Kong) Ltd.                                                              (c)(a)177,800              4,763
  China Overseas Land & Investment Ltd.                                                          5,004,000                898
  China Petroleum & Chemical Corp.                                                            (a)5,430,000              1,086
  China Rare Earth Holdings Ltd.                                                                   685,000                242
  China Resources Beijing Land Ltd.                                                              3,101,000                875
  China Resources Enterprise Ltd.                                                                1,699,000              2,864
  China Southern Airlines Co., Ltd.                                                           (c)5,956,000              1,852
  China Telecom Ltd.                                                                          (a)5,627,000             29,723
  China Unicom ADR                                                                            (c)(a)18,600                329
  China Unicom Ltd.                                                                             (a)964,000              1,681
  Citic Pacific Ltd.                                                                             1,554,000              4,812
  CNOOC Ltd. ADR                                                                                   103,000              1,952
  CNOOC Ltd.                                                                                  (c)3,853,000              3,655
  Cosco Pacific Ltd.                                                                             1,225,000                809
  Denway Motors Ltd.                                                                          (c)9,632,500              3,458
  Greencool Technology Holdings Ltd.                                                             4,905,000              1,949
  Legend Holdings Ltd.                                                                        (c)3,824,000              2,145
  Nanjing Panda Electronics                                                                (c)(a)5,250,000              2,272
  New World China Land Ltd.                                                                      1,381,200                673
  Sun Television Cybernetworks Holdings Ltd.                                                     8,461,900                162
  Travelsky Technology Ltd.                                                                      2,038,000              2,064
  Yanzhou Coal Mining Co., Ltd.                                                               (c)2,840,000              1,311
  Yanzhou Coal Mining Co., Ltd. ADR                                                              (c)95,336              2,279
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       78,929
=============================================================================================================================
Czech Republic (0.1%)
  Cesky Telecom AS                                                                               (a)81,682                747
  Cesky Telecom AS GDR                                                                           (a)46,370                407
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,154
=============================================================================================================================
Egypt (0.1%)
  Egypt Gas Co.                                                                                  (d)21,000                340
  Egyptian Co. for Mobile Services                                                               (a)53,599                803
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,143
=============================================================================================================================
Hungary (1.3%)
  Gedeon Richter Rt.                                                                                61,740              3,440
  Gedeon Richter Rt. GDR (Registered)                                                               19,380              1,061

    The accompanying notes are an integral part of the financial statements.

                                                                                                                      VALUE
                                                                                                  SHARES              (000)
-----------------------------------------------------------------------------------------------------------------------------
Hungary (Cont.)
  Matav Rt.                                                                                         48,118            $   142
  Matav Rt. ADR                                                                                    159,092              2,379
  MOL Magyar Olaj-es Gazipari Rt.                                                               (c)107,964              1,540
  MOL Magyar Olaj-es Gazipari Rt. GDR (Registered)                                                   3,820                 55
  OTP Bank                                                                                           1,120                 57
  OTP Bank Rt.                                                                                      51,788              2,697
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       11,371
=============================================================================================================================
India (6.8%)
  Bharat Heavy Electricals                                                                         808,950              3,034
  Bharat Petroleum Corp., Ltd.                                                                     437,200              1,746
  BSES Ltd.                                                                                        393,500              1,644
  BSES Ltd. GDR                                                                                     25,000                331
  Cipla Ltd.                                                                                        84,175              2,046
  Colgate-Palmolive (India) Ltd.                                                                   245,983                852
  Container Corp. of India Ltd.                                                                    836,800              2,259
  Dabur India Ltd.                                                                              (a)573,070                752
  Dr. Reddy's Laboratories Ltd.                                                                     66,200              2,266
  Gujarat Ambuja Cements Ltd.                                                                      504,439              1,987
  HCL Technologies Ltd.                                                                            138,440                863
  HDFC Bank Ltd.                                                                                   368,599              1,650
  Hero Honda Motors Ltd.                                                                               375                  1
  Hero Honda Motors Ltd.                                                                           691,778              2,126
  Hero Honda Motors Ltd.                                                                             1,829                  6
  Hindustan Lever Ltd.                                                                           1,532,760              6,691
  Hindustan Petroleum Corp.                                                                        486,500              1,635
  Housing Development Finance Corp., Ltd.                                                               70                  1
  Housing Development Finance Corp., Ltd.                                                          326,080              4,780
  India-Info.com Private Co., Ltd.                                                            (a,e)393,611                126
  Infosys Technologies Ltd.                                                                         49,280              3,940
  ITC Ltd.                                                                                          51,273                823
  ITC Ltd. GDS                                                                                      60,350              1,116
  Lupin Laboratories Ltd.                                                                          118,726                191
  Mahanagar Telephone Nigam Ltd.                                                                 1,212,918              3,255
  Mahanagar Telephone Nigam Ltd. GDR                                                               161,500                870
  Morgan Stanley India Growth Fund, Inc.                                                     (g)25,663,200              4,365
  Nestle India Ltd.                                                                                 79,000                937
  Ranbaxy Laboratories Ltd.                                                                        148,988              1,524
  Reliance Industries Ltd.                                                                         401,800              3,156
  Saurashta Cement, Ltd.                                                                           700,000                 --
  State Bank of India Ltd.                                                                         436,000              2,042
  Strides Arcolab Ltd.                                                                             105,000                132
  Tata Iron & Steel Co., Ltd.                                                                      298,000                734
  Tata Power Co., Ltd.                                                                              72,000                199
  Wipro Ltd.                                                                                  (c)(a)25,000                700
  Zee Telefilms Ltd.                                                                               307,500                779
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $59,559
=============================================================================================================================
Indonesia (0.5%)
  PT Hanjaya Mandale Sampoerna Tbk                                                               3,005,000            $ 4,234
-----------------------------------------------------------------------------------------------------------------------------
Israel (4.5%)
  BreezeCom Ltd.                                                                             (c)(a)306,764              1,353
  Ceragon Networks Ltd.                                                                      (c)(a)149,609                464
  Check Point Software Technologies                                                          (c)(a)132,145              6,683
  DSP Group, Inc.                                                                                   46,200                991
  ECI Telecommunications Ltd.                                                                      906,712              4,533
  First International Bank of Israel Ltd.                                                               --                 --
  RADVision Ltd.                                                                             (c)(a)162,900              1,008
  RADWARE Ltd.                                                                               (c)(a)244,881              4,420
  Teva Pharmaceutical Industries Ltd.                                                               45,160              2,827
  Teva Pharmaceutical Industries Ltd. ADR                                                       (c)136,193              8,485
  TTI Team Telecom International Ltd.                                                              200,007              3,888
  Zoran Corp.                                                                                (c)(a)146,177              4,344
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       38,996
=============================================================================================================================
Malaysia (2.0%)
  British Amerian Tobacco Bhd                                                                      427,000              3,905
  Digi.Com Bhd                                                                                (a)1,263,000              1,844
  Malayan Banking Bhd                                                                            1,147,000              3,109
  Malaysian Pacific Industries Bhd                                                                 293,000              1,018
  Public Bank Berhad                                                                             3,618,300              2,133
  Resorts World Bhd                                                                                573,000                769
  Telekom Malaysia Bhd                                                                           1,098,000              2,543
  Tenaga Nasional Bhd                                                                              857,000              1,973
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       17,294
=============================================================================================================================
Mexico (13.3%)
  Alfa, Class A                                                                               (c)1,249,899              1,740
  America Movil SA de CV                                                                        (c)664,003             13,851
  Bancomer, Class O                                                                           (a)4,540,953              4,500
  Carso, Class A1                                                                            (c)(a)482,109              1,433
  Cemex CPO                                                                                        882,279              4,698
  Cemex CPO ADR                                                                                 (c)178,953              4,742
  Fomento Economico Mexicano SA                                                               (c)1,694,101              7,206
  Fomento Economico Mexicano SA  ADR                                                               131,616              5,634
  Grupo Aeroportuario del Sureste SA de CV                                                      (a)533,900              1,003
  Grupo Aeroportuario del Sureste SA de CV ADR                                                  (a)172,700              3,230
  Grupo Financiero Banamex Accival SA de CV                                               (a,c,e)4,275,635             11,068
  Grupo Financiero Bancomer SA de CV                                                          (c)(e)19,900                398
  Grupo Financiero Bancomer-SP ADR                                                              (e)236,030              4,660
  Grupo Modelo, Class C                                                                         (c)252,800                690
  Grupo Sanborns SA                                                                           (c)(a)77,025                111

    The accompanying notes are an integral part of the financial statements.

                                                                                                                      VALUE
                                                                                                  SHARES              (000)
-----------------------------------------------------------------------------------------------------------------------------
Mexico (Cont.)
  Kimberly-Clark, Class A                                                                     (c)1,971,247           $  5,839
  Televisa CPO GDR                                                                           (c)(a)199,290              7,974
  Telmex, Class L ADR                                                                           (c)806,318             28,294
  Wal-mart de Mexico ADR                                                                      (c)(a)85,222              2,307
  Wal-mart de Mexico, Class C                                                              (c)(a)1,783,411              4,372
  Wal-mart de Mexico, Class V                                                                   (a)685,697              1,864
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      115,614
=============================================================================================================================
Poland (1.7%)
  Alliance Cellulose Ltd.                                                                       (d)592,359                 --
  Bank Polska Kasa Opieki Grupa Pekao SA                                                           172,552              2,960
  Eastbridge NV                                                                                  (d)33,400              2,245
  Elektrim                                                                                         112,239                720
  Telekomunikacja Polska GDR                                                                     1,890,035              8,543
  Telekomunikacja Polska SA                                                                         81,581                363
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       14,831
=============================================================================================================================
Russia (5.1%)
  Alliance Cellulose Ltd.                                                                          592,359                 --
  Gazprom ADR                                                                                   (c)108,100              1,184
  Lukoil Holding ADR                                                                            (c)148,848              7,140
  Mustcom Ltd.                                                                             (a,d)66,270,018              9,271
  Norilsk Nickel                                                                                 (c)43,800                790
  OAO Gazprom ADR                                                                                   26,500                290
  Storyfirst Communications, Inc., Class C                                                        (a,d)990                286
  Storyfirst Communications, Inc., Class D                                                      (a,d)2,640                764
  Storyfirst Communications, Inc., Class E                                                      (a,d)3,250                940
  Storyfirst Communications, Inc., Class F                                                      (a,d)1,331                770
  Surgutneftegaz                                                                                (a)135,840              2,099
  Surgutneftegaz ADR                                                                         (c)(a)774,159              9,902
  Unified Energy System                                                                             73,600                839
  Unified Energy Systems GDR                                                                       842,402              9,603
  YUKOS ADR                                                                                         14,600                858
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       44,736
=============================================================================================================================
South Africa (8.3%)
  ABSA Group Ltd.                                                                               (c)935,000              4,397
  Anglo American Corp.                                                                          (c)166,995              7,449
  Barlow Rand Ltd.                                                                                  18,300                136
  Bidvest Group Ltd.                                                                               512,208              3,188
  Dimension Data Holdings plc                                                                      160,800                616
  FirstRand Ltd.                                                                                 6,695,650              7,163
  Impala Platinum Holdings Ltd.                                                                     97,830              4,903
  Liberty Life Association of Africa Ltd.                                                          491,500              3,548
  M-Cell Ltd.                                                                                   (c)727,580              1,672
  Nedcor Ltd.                                                                                   (c)211,002              4,142
  Old Mutual plc                                                                                   295,600                679
  Old Mutual plc (foreign)                                                                         106,600                241
  Remgro Ltd.                                                                                      549,230              3,944
  Sanlam Ltd.                                                                                    5,050,690              6,903
  Sappi Ltd.                                                                                    (c)207,200              1,825
  Sasol Ltd.                                                                                       615,020              5,624
  South African Breweries plc                                                                    1,383,580             10,486
  Standard Bank Investment Corp., Ltd.                                                           1,271,200           $  5,544
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       72,460
=============================================================================================================================
South Korea (14.0%)
  Cheil Communications, Inc.                                                                        57,340              4,982
  Hana Bank                                                                                        262,200              1,915
  Housing & Commercial Bank                                                                         98,102              2,195
  Humax Co., Ltd.                                                                               (a)328,875              4,830
  Hyundai Mobis                                                                                    357,900              3,853
  Hyundai Motor Co., Ltd.                                                                          523,350             11,389
  Kookmin Bank                                                                                     541,100              7,260
  Kookmin Credit Card Co., Ltd                                                                      61,570              1,752
  Korea Electric Power Corp.                                                                       224,570              4,179
  Korea Electric Power Corp. ADR                                                              (c)(a)95,726                909
  Korea Telecom Corp.                                                                              212,010              8,477
  Korea Telecom Corp. ADR                                                                    (c)(a)396,090              8,706
  Korea Telecom Freetel                                                                          (a)48,400              1,396
  LG Engineering & Construction Ltd.                                                               234,470              1,947
  LG Household & Health Care Ltd.                                                                   80,900              1,832
  Pohang Iron & Steel Co., Ltd.                                                                    117,013              9,358
  Samsung Electro-Mechanics Co.                                                                     26,259                943
  Samsung Electronics Co., Ltd.                                                                    153,713             22,694
  Samsung Securities Co., Ltd.                                                                     134,990              3,841
  Shinhan Bank                                                                                     719,260              7,383
  SK Telecom Co., Ltd.                                                                           (a)76,810             11,310
  Tongyang Confectionery Co.                                                                        58,720              1,002
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      122,153
=============================================================================================================================
Taiwan (10.6%)
  Ambit Microsystems Corp.                                                                         500,049              2,091
  ASE Test Ltd.                                                                               (c)(a)99,700              1,275
  Asustek Computer, Inc.                                                                         1,364,786              5,768
  Bank Sinopac                                                                                   3,759,000              1,736
  Cathay Life Insurance Co., Ltd.                                                                1,000,000              1,205
  China Steel Corp.                                                                              4,821,000              2,408
  Chinatrust Commercial Bank                                                                  (a)6,684,913              4,679
  Compal Electronics, Inc.                                                                         623,125                670
  Delta Electronics, Inc.                                                                        2,096,250              5,175
  Elan Microelectronics Corp.                                                                      504,000                973
  Far East Textile Ltd.                                                                       (e)2,239,172              1,249
  Faraday Technology Corp.                                                                         131,000              1,039
  Formosa Chemical & Fibre Corp.                                                                 2,694,600              1,886
  Fubon Insurance Co.                                                                            2,924,000              2,420
  Hon Hai Precision Industry                                                                     1,747,600              9,187
  Macronix International                                                                        (a)238,980                253
  Nan Ya Plastics Corp.                                                                            768,000                776
  President Chain Store Corp.                                                                      903,248              1,954
  Quanta Computer, Inc.                                                                          1,213,000              4,122
  Realtek Semiconductor Corp.                                                                      176,000                797
  Siliconware Precision Industries Co.                                                        (a)3,181,315              1,802
  Sunplus Technology Co., Ltd.                                                                     214,000                908

    The accompanying notes are an integral part of the financial statements.

                                                                                                                      VALUE
                                                                                                  SHARES              (000)
-----------------------------------------------------------------------------------------------------------------------------
Taiwan (Cont.)
  Taipei Bank                                                                                 (c)3,188,000             $1,732
  Taishin International Bank                                                                     3,161,248              1,442
  Taiwan Cellular Corp.                                                                          1,528,815              1,994
  Taiwan Semiconductor Manufacturing Co.                                                     (a)11,200,497             20,820
  Uni-President Enterprises Co.                                                               (a)3,112,000              1,311
  United Micro Electronics Corp., Ltd.                                                           7,747,400             10,283
  Winbond Electronics Corp.                                                                   (a)3,071,951              2,579
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       92,534
=============================================================================================================================
Thailand (1.7%)
  Advanced Information Services PCL (Foreign)                                                   (a)491,050              5,231
  BEC World PCL (Foreign)                                                                          502,600              2,688
  Delta Electronics (Thailand) PCL (Foreign)                                                       594,114              2,862
  Shinawatra Computer Co. PCL (Foreign)                                                         (a)474,300              1,803
  Thai Farmers Bank PCL (Foreign)                                                             (a)2,587,800              1,144
  Total Access Communication PCL                                                                (a)409,600                921
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       14,649
=============================================================================================================================
Turkey (2.6%)
  Akbank T. AS                                                                                 378,062,000              1,570
  Aksigorta AS                                                                                 100,685,000                804
  Anadolu Efes Biracilik ve Malt Sanayi AS                                                   (a)35,577,264              1,364
  Garanti Bankasi AS                                                                        (a)218,601,000              1,100
  Migros (Registered)                                                                           13,819,000                861
  Netas Telekomunik AS                                                                          40,816,588              1,663
  Tupras-Turkiye Petrol Rafinerileri AS                                                        114,178,000              2,918
  Turkcell Iletisim Hizmetleri AS                                                               (a)137,440                385
  Vestel Elektronik Sanayi Ve Ticaret AS                                                    (a)675,625,235              1,646
  Yapi Ve Kredi Bankasi AS                                                                (a)3,085,823,875              9,613
  Yapi Ve Kredi Bankasi AS GDR                                                                  (a)107,531                334
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       22,258
=============================================================================================================================
United Kingdom (1.8%)
  Anglo American plc                                                                             1,057,390             15,794
-----------------------------------------------------------------------------------------------------------------------------
Other - Africa (0.2%)
  Morgan Stanley Africa Investment Fund, Inc.                                                    (g)60,055                483
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $1,052,746)                                                                               830,811
=============================================================================================================================
Preferred Stocks (0.3%)
Colombia (0.0%)
  Bancolombia                                                                                 (a,d)103,207                 45
-----------------------------------------------------------------------------------------------------------------------------
South Korea (0.3%)
  Samsung Electronics Co., Ltd.                                                                     34,130             $2,113
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $5,112)                                                                                  2,158
=============================================================================================================================
                                                                                                  NO. OF
                                                                                                  UNITS
-----------------------------------------------------------------------------------------------------------------------------
Units (0.2%)
Russia (0.2%)
  Storyfirst Communications, First Section, Tranche I, 25.00% (Convertible)                     (a,d)1,637                474
  Storyfirst Communications, Second Section, Tranche I, 25.00% (Convertible)                       (a,d)96                 28
  Storyfirst Communications, Tranche II, 26.00% (Convertible)                                     (a,d)421                122
  Storyfirst Communications, Tranche IV, 28.00% (Convertible)                                     (a,d)562                163
  Storyfirst Communications, Tranche V, 29.00% (Convertible)                                      (a,d)654                189
  Storyfirst Communications, Tranche VI, 30.00% (Convertible)                                     (a,d)550                159
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL UNITS (COST $4,675)                                                                                             1,135
=============================================================================================================================
                                                                                                  NO. OF
                                                                                                 WARRANTS
                                                                                                   (000)
-----------------------------------------------------------------------------------------------------------------------------
Warrants (0.5%)
South Africa (0.5%)
  Dimension Data Holdings plc                                                                   (a)403,557              1,534
  South African Breweries plc                                                                   (a)385,872              2,951
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $4,688)                                                                                          4,485
=============================================================================================================================
                                                                                                   FACE
                                                                                                  AMOUNT
                                                                                                   (000)
-----------------------------------------------------------------------------------------------------------------------------
Convertible Debentures (0.0%)
India (0.0%)
  DCM Shriram Industries Ltd., 7.50%, 2/21/02 (Cost $473)                                        (b,d)$336                 --
-----------------------------------------------------------------------------------------------------------------------------
Non-Convertible Debentures (0.0%)
India (0.0%)
  DCM Shriram Industries Ltd. (Floating Rate), 9.90%, 2/21/02                                     (b,d)341                 --
  Saurashtra Cement & Chemicals Ltd., 18.00%, 11/27/98                                              (d)700                 --
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL NON-CONVERTIBLE DEBENTURES (COST $2,864)
=============================================================================================================================
  TOTAL FOREIGN SECURITIES (96.4%) (COST $1,070,558)                                                                  838,589
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                                   FACE
                                                                                                  AMOUNT            VALUE
                                                                                                   (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------
Short-Term Investments (19.3%)
Short-Term Investments held as Collateral on Loaned Securities (13.3%)
  AIM S.T. Investment Co., 4.09%, 7/02/01                                                            5,500        $     5,500
  AT&T Corp., CP., 3.98%, 7/19/01                                                                    7,000              7,000
  Bank One, N.A., 3.78%, 3/8/02                                                                      7,999              7,999
  Barclays Bank of New York, 4.05%, 7/02/01                                                          6,998              6,998
  Beta Finance Corp., MTN, 6.93%, 9/5/01                                                             5,000              5,000
  Ciesco LP, 3.95%, 10/15/01                                                                         6,000              6,000
  CS First Boston, 4.11%, 7/2/01                                                                     5,574              5,574
  Dreyfus Cash Management Plus Fund, 4.05%, 7/02/01                                                  5,500              5,500
  Evergreen Select Money Market Fund, 4.00%, 7/02/01                                                 5,500              5,500
  Federal National Mortgage Asociation, 3.77%, 11/05/01                                             10,002             10,002
  Federated Prime Value Fund, 4.01%, 7/02/01                                                         5,500              5,500
  Goldman Sachs FSQ Prime, 4.01%, 7/02/01                                                            5,500              5,500
  Harris Insight Money Market Fund, 4.05%, 7/02/01                                                  $5,750             $5,750
  Janus Institutional Money Market Fund, 4.12%, 7/02/01                                              5,750              5,750
  K2 (USA) LLC, MTN, 3.97%, 9/17/01                                                                  6,500              6,500
  UBS Warburg LLC, (Repurchase Agreement), 4.07%, 1/11/02                                           21,794             21,794
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      115,867
=============================================================================================================================
Repurchase Agreement (6.0%)
  J.P. Morgan Securities, Inc., 3.70%, dated  6/29/01, due 7/2/01 (Cost $52,173)                 (f)52,173             52,173
-----------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $168,040)                                                                          168,040
=============================================================================================================================
Foreign Currency (1.1%)
  Argentine Peso                              ARP                                                       10                 10
  Brazilian Real                              BRL                                                       78                 34
  British Pound                               GBP                                                      968              1,364
  Euro                                        EUR                                                      130                110
  Hungarian Forint                            HUF                                                      917                  3
  Indian Rupee                                INR                                                      722                 16
  Mexican Peso                                MXN                                                      534                 59
  South African Rand                          ZAR                                                   19,455              2,417
  South Korean Won                            KRW                                                       10                 --
  Taiwan Dollar                               TWD                                                  160,587              4,664
  Turkish Lira                                TRL                                              875,324,991                699
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY (COST $9,437)                                                                                    9,376
=============================================================================================================================
                                                                                                                     VALUE
                                                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (116.8%) (COST $1,248,035)                                                                       $1,016,005
=============================================================================================================================
Other Assets (0.9%)
  Cash                                                                                                $113
  Receivable for Portfolio Shares Sold                                                               3,041
  Receivable for Investments Sold                                                                    2,136
  Dividends Receivable                                                                               2,046
  India Tax Refund                                                                                      94
  Interest Receivable                                                                                   42
  Foreign Withholding Tax Receivable                                                                     6
  Other                                                                                                 61              7,539
-----------------------------------------------------------------------------------------------------------------------------
Liabilities (-17.7%)
  Collateral on Securities Loaned                                                                 (115,867)
  Payable for Investments Purchased                                                                (31,548)
  Investment Advisory Fees Payable                                                                  (2,709)
  Net Unrealized Loss on Foreign Currency Exchange Contracts                                        (2,644)
  Custodian Fees Payable                                                                              (428)
  Directors' Fees and Expenses Payable                                                                (153)
  Administrative Fees Payable                                                                         (131)
  Distribution Fees Payable                                                                             (9)
  Payable for Portfolio Shares Redeemed                                                                 (6)
  Other Liabilities                                                                                   (242)          (153,737)
=============================================================================================================================
NET ASSETS (100%)                                                                                                  $  869,807
=============================================================================================================================
Net Assets Consist of:
Paid in Capital                                                                                                    $1,332,584
Accumulated Net Investment Loss                                                                                          (553)
Accumulated Net Realized Loss                                                                                        (227,579)
Unrealized Depreciation on Investments and Foreign Currency Translations                                             (234,645)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                         $  869,807
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                                                     VALUE
                                                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A:
--------
NET ASSETS                                                                                                           $853,244
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

Applicable to 78,311,537 outstanding $0.001 par value shares (authorized
 500,000,000 shares)                                                                                                   $10.90
=============================================================================================================================
CLASS B:
--------
NET ASSETS                                                                                                            $16,563
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

Applicable to 1,528,672 outstanding $0.001 par value shares (authorized
 500,000,000 shares)                                                                                                   $10.83
=============================================================================================================================

(a) --Non-income producing security
(b) --Issuer is in default
(c) --All or a portion of security on loan at June 30, 2001 -- See Note A-9 to financial statements
(d) --Securities were valued at fair value - See Note A-1 to financial statements.
(e) --144A security -- certain conditions for public sale may exist.
(f) --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(g) --The fund is advised by an affiliate.

ADR --American Depositary Receipts
CP  --Commercial Paper
GDR --Global Depositary Receipts
GDS --Global Depositary Shares
MTN --Medium Term Note
PCL --Public Company Limited


     SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                CLASSIFICATION -- JUNE 30, 2001

                                                   PERCENT
                                     VALUE         OF NET
INDUSTRY                             (000)         ASSETS
----------------------------------------------------------
Consumer Discretionary         U.S.$66,645            7.7%
Consumer Staples                    58,989            6.8
Energy                              58,738            6.8
Financials                         143,817           16.5
Health Care                         22,723            2.6
Industrials                         47,276            5.4
Information Technology             135,803           15.6
Materials                           81,340            9.4
Telecommunication Services         197,489           22.7
Utilities                           25,769            2.9
----------------------------------------------------------
                              U.S.$838,589           96.4%
==========================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

    CURRENCY                                             IN                       NET
       TO                                             EXCHANGE                 UNREALIZED
    DELIVER         VALUE     SETTLEMENT                FOR          VALUE     GAIN/(LOSS)
     (000)          (000)        DATE                  (000)         (000)        (000)
------------------------------------------------------------------------------------------
BRL         67     $    29     7/02/01     U.S.$          29      $    29      $    --
CZK      3,171          80     7/02/01     U.S.$          81           81            1
U.S.$      851         851     7/02/01     INR        40,000          850           (1)
U.S.$       46          46     7/02/01     IDR       519,899           46           --
U.S.$      142         142     7/02/01     KRW       184,728          142           --
BRL        119          52     7/03/01     U.S.$          52           52           --
CZK        369           9     7/03/01     U.S.$           9            9           --
U.S.$       43          43     7/03/01     INR         2,000           43           --
U.S.$    1,705       1,705     7/03/01     ZAR        13,733        1,706            1
HKD        240          31     7/03/01     U.S.$          31           31           --
CZK      7,020         176     7/09/01     U.S.$         177          177            1
MXN    437,702      45,927     1/18/02     U.S.$      43,281       43,281       (2,646)
                   -------                                        -------      -------
                   $49,091                                        $46,447      $(2,644)
                   =======                                        =======      =======

CZK -- Czech Koruna
HKD -- Hong Kong Dollar
IDR -- Indonesia Rupiah
ZAR -- South African Rand



    The accompanying notes are an integral part of the financial statements.

EUROPEAN VALUE EQUITY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

------------------------
United Kingdom   41.6%
France           12.5
Switzerland      11.4
Germany           8.7
Netherlands       7.4
Italy             4.3
Sweden            3.6
Spain             3.3
Finland           2.2
Denmark           1.8
Other             3.2
------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)

------------------------------------------------------------
                                    TOTAL RETURNS(2)
                     ---------------------------------------
                                          AVERAGE     AVERAGE
                                           ANNUAL     ANNUAL
                                 ONE       FIVE       SINCE
                        YTD      YEAR      YEARS     INCEPTION
------------------------------------------------------------
Portfolio - Class A   -10.94%   -6.95%      7.87%     12.37%
Portfolio - Class B   -11.06    -7.16       7.58       8.89
Index - Class A       -17.21   -21.74       9.74      11.94
Index - Class B       -17.21   -21.74       9.74       9.94

(1) The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Value Equity Portfolio seeks long-term capital appreciation through investment primarily in equity securities of European issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned. Effective May 21, 2001, the Portfolio changed its name from the European Equity Portfolio to the European Value Equity Portfolio.

For the six months ended June 30, 2001, the Portfolio had a total return of -10.94% for the Class A shares and -11.06% for the Class B shares compared to -17.21% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -6.95% for the Class A shares and -7.16% for the Class B shares compared to -21.74% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 7.87% for the Class A shares and 7.58% for the Class B shares compared to 9.74% for the Index. For the period from inception on April 2, 1993 through June 30, 2001, the average annual total return for the Class A shares was 12.37% compared to 11.94% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 8.89% compared to 9.94% for the Index.

MARKET REVIEW

The Portfolio ended the first six months of 2001, ahead of its benchmark in a very difficult environment. European equities were down more than 17% over the period in dollar terms with almost 10% being accounted for by the renewed weakness of the Euro. The first quarter was characterized by a continuation of the 2000 bear market. Stocks rallied in April driven by a rebound in Technology, Media and Telecommunications

(TMT) which comforted investors in their expectation that European economies would escape any major spillover effect from the pronounced slowdown witnessed in the U.S. economy. However, a series of earnings disappointments, the failure of the Japanese economy to recover and a sharp deterioration in French and German business leaders' confidence weakened the case for isolation and both analysts and governments started to lower European growth rate expectations for 2001 and 2002. Those trends also impacted the Euro since investors had been looking for a substantial economic growth rate differential to support the European Currency.

Our disciplined, value-based stock picking efforts proved particularly rewarding, especially in the United Kingdom where we held significant defensive positions and in France, Finland and Sweden due to our limited exposure to the TMT sector. We maintained our strong overweight position in consumer staples due to their strong cash flow generation and solid balance sheets, although valuations are less compelling today than they were a year ago. Industrials and materials were also overweight while we remained underweighted in the TMT sector which has been faced with renewed earnings pressure and balance sheet restructuring issues. Nokia issued a warning on profits and sales outlook to confirm our belief that even the best managed companies in the technology field were not able to deliver more visibility and guidance than their competitors. Since March, the performance of technology and telecommunication companies has begun to diverge as European telecommunication valuations are starting to discount our concerns over their balance sheet and capital expenditure requirements. Finally we maintained our strong underweight position in financials on valuation and business cycle concerns.

At the stock level, we took profits in Diageo, Reckitt Benckiser and Pernod Ricard after very strong performances. Sporting equipment marketer Adidas-Salomon was sold after it reached our fair value target on strength. Two new defensive stocks were added: Royal Ahold and CSM. The supermarket chain is cheap relative to its peers and we like the newly acquired higher growth U.S. food service business. CSM is a sugar and food supplier that is in the process of reinvesting free cash flow from its mature divisions into growing lactic acid, confectionery and bakery ingredients businesses. We completed our divesture of Alcatel following the April TMT rally and added to Deutsche Telecom. We invested in Endesa, the Spanish utility leader that benefits from strong domestic growth and a good management team. We participated in the attractively priced flotation of Statoil in Norway while we took profits in Total Fina Elf. We still like this oil company as a business but valuation had become more demanding. On the pharmaceutical and chemicals front, we sold out of BASF and increased our position in Bayer on a relative attractiveness basis. Finally, we reduced Wolseley, the U.K. industrial company, on concerns about its U.S. exposure, and added to Munich Re as we anticipate a turnaround in the reinsurance cycle and a return of some degree of pricing power.

MARKET OUTLOOK

The second part of the year should remain difficult for equities in Europe. As we previously discussed the overall economic picture has deteriorated and we believe analysts' estimates remain too optimistic for a recovery in 2002. So remaining defensive for the time being is our preferred option given our caution on the financial sector and our macro outlook that precludes further commitment to cyclicals, i.e. valuations do not yet factor in a hard landing. We carry on researching technology and telecommunication companies as a source of medium-term capital appreciation but so far we are still encountering undiscounted problems.

July 2001

Morgan Stanley Institutional Fund, Inc.

European Value Equity Portfolio

Financial Statements
June 30, 2001 (Unaudited)

STATEMENT OF NET ASSETS

                                                                                                VALUE
                                                                             SHARES             (000)
-----------------------------------------------------------------------------------------------------
Common Stocks (95.6%)
Denmark (1.8%)
  Danisco A/S                                                               20,200          $     740
  Tele Danmark A/S                                                           7,830                282
-----------------------------------------------------------------------------------------------------
                                                                                                1,022
-----------------------------------------------------------------------------------------------------
Finland (2.2%)
  Metso Oyj                                                                 35,280                391
  Sampo Insurance Co., plc, Class A                                         56,850                484
  Stora Enso Oyj                                                            36,900                400
-----------------------------------------------------------------------------------------------------
                                                                                                1,275
-----------------------------------------------------------------------------------------------------
France (12.5%)
  Assurances Generales de France                                             5,200                289
  Aventis S.A.                                                              30,365              2,424
  AXA                                                                    (c)28,400                809
  Cie de Saint Gobain                                                     (c)2,770                377
  CNP Assurances                                                            11,750                396
  Groupe Danone                                                           (a)7,370              1,011
  Pernod Ricard                                                              4,670                327
  Schneider S.A.                                                             4,770                264
  TotaFina, Class B                                                          9,924              1,390
-----------------------------------------------------------------------------------------------------
                                                                                               7,287
-----------------------------------------------------------------------------------------------------
Germany (6.0%)
  Bayer AG                                                                  22,232                866
  Bayerische-Hypo Vereinsbank AG                                          (c)5,787                283
  Deutsche Post AG (Registered)                                       (c)(a)67,709              1,072
  Deutsche Telekom AG (Registered)                                          27,900                629
  Muechener Rueckver AG (Registered)                                         2,352                660
-----------------------------------------------------------------------------------------------------
                                                                                                3,510
-----------------------------------------------------------------------------------------------------
Italy (4.3%)
  Banco Intesa S.p.A.                                                      167,950                593
  ENI S.p.A.                                                             (c)50,055                610
  Telecom Italia Mobile S.p.A.                                           (c)68,180                348
  Telecom Italia S.p.A. (RNC)                                            (c)56,090                503
  UniCredito Italiano S.p.A                                             (c)103,130                443
-----------------------------------------------------------------------------------------------------
                                                                                                2,497
-----------------------------------------------------------------------------------------------------
Netherlands (7.4%)
  Akzo Nobel N.V.                                                           21,720                919
  Buhrmann N.V.                                                             27,726                261
  CSM N.V.                                                                  14,900                311
  ING Groep N.V.                                                            17,332              1,133
  Koninklijke (Royal) Philips Electronics N.V.                           (a)34,005                901
  Koninklijke Ahold N.V.                                                    19,530                612
  Royal Dutch Petroleum Co.                                                  2,880                166
-----------------------------------------------------------------------------------------------------
                                                                                                4,303
-----------------------------------------------------------------------------------------------------
Norway (0.6%)
  Statoil ASA                                                               47,400                350
-----------------------------------------------------------------------------------------------------
Portugal (0.9%)
  Banco Commercial Portugues (Registered)                                   73,050                272
  Electricidade de Portugal S.A. (Registered)                           (a)109,300                261
-----------------------------------------------------------------------------------------------------
                                                                                                  533
-----------------------------------------------------------------------------------------------------
Spain (3.3%)
  Amadeus Global Travel Distribution S.A., Class A                       (c)55,600          $     337
  Banco Popular Espanol                                                     14,320                500
  Endesa S.A.                                                            (c)19,690                314
  Repsol S.A.                                                                8,300                137
  Telefonica S.A.                                                           52,838                651
-----------------------------------------------------------------------------------------------------
                                                                                                1,939
-----------------------------------------------------------------------------------------------------
Sweden (3.6%)
  ForeningsSparbanken AB, Class A                                           28,420                329
  Nordbanken Holding AB                                                    133,401                761
  Svenska Cellulosa AB, Class B                                              8,450                179
  Svenska Handelsbanken, Class A                                            44,210                632
  Swedish Match AB                                                          43,300                203
-----------------------------------------------------------------------------------------------------
                                                                                                2,104
-----------------------------------------------------------------------------------------------------
Switzerland (11.4%)
  Cie Financiere Richemont AG, Class A                                         279                714
  Holcim Ltd., Class B                                                    (c)3,157                643
  Nestle S.A. (Registered)                                                   9,960              2,117
  Novartis AG (Registered)                                                  28,200              1,021
  Roche Holding AG                                                           4,900                353
  Schindler Holding AG (Registered)                                            315                351
  Swiss Reinsurance (Registered)                                                81                162
  Syngenta AG                                                            (a)12,654                665
  UBS AG                                                                     2,500                358
  Zurich Financial Services AG                                                 792                270
-----------------------------------------------------------------------------------------------------
                                                                                                6,654
-----------------------------------------------------------------------------------------------------
United Kingdom (41.6%)
  Allied Domecq plc                                                        239,460              1,495
  AstraZeneca Group plc                                                      9,160                427
  BAA plc                                                                   34,190                318
  BAE Systems plc                                                          171,850                824
  Barclays plc                                                              20,080                617
  Blue Circle Industries plc                                                40,614                282
  BOC Group plc                                                             40,980                600
  BP plc                                                                    39,600                326
  British American Tobacco plc                                             104,580                795
  British Telecommunications plc                                            40,770                257
  Cadbury Schweppes plc                                                    228,450              1,543
  Centrica plc                                                              93,070                298
  Diageo plc                                                                76,028                835
  GKN plc                                                                   42,825                411
  GlaxoSmithKline plc                                                       51,211              1,442
  Great Universal Stores plc                                                82,370                706
  HSBC Holdings plc                                                         14,850                176
  Imperial Tobacco Group plc                                                76,060                894
  Innogy Holdings plc                                                          400                  1
  Lattice Group plc                                                     (a)163,543                366
  Lloyds TSB Group plc                                                      78,000                782
  Prudential Corp., plc                                                     66,780                810
  Reckitt & Benckiser plc                                                   52,479                758
  Rentokil Initial plc                                                     273,850                929
  Rolls-Royce plc                                                          187,115                618
  Sainsbury (J) plc                                                        127,050                793
  Scottish & Southern Energy plc                                            75,989                717
  Shell Transport & Trading Co., plc                                       246,217              2,049

       The accompanying notes are an integral part of the financial statements.

                                                                                               VALUE
                                                                            SHARES              (000)
------------------------------------------------------------------------------------------------------
United Kingdom (cont.)
  Smiths Industries plc                                                     48,089            $   559
  SSL International plc                                                     99,930                704
  Vodafone Group plc                                                       762,946              1,692
  Wolseley plc                                                              44,720                334
  WPP Group plc                                                             84,510                833
------------------------------------------------------------------------------------------------------
                                                                                               24,191
------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $55,952)                                                             55,665
======================================================================================================
Preferred Stocks (2.7%)
Germany (2.7%)
  Fresenius Medical Care AG                                                  9,270                875
  Henkel KGaA-Vorzug                                                        12,130                703
------------------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $1,550)                                                          1,578
======================================================================================================
  TOTAL FOREIGN SECURITIES (98.3%) (COST $57,502)                                              57,243
======================================================================================================

                                                                                           FACE
                                                                                          AMOUNT
                                                                                          (000)
--------------------------------------------------------------------------------------------------------------------
Short-Term Investments (9.2%)
Short-Term Investments held as Collateral on Loaned Securities (8.2%)
  AIM S.T. Investment Co., 4.09%, 7/02/01                                               $   200                200
  Dreyfus Cash Management Plus Fund, 4.05%, 7/02/01                                         200                200
  Evergreen Select Money Market Fund, 4.00%, 7/02/01                                        200                200
  Federated Prime Value Fund, 4.01%, 7/02/01                                                200                200
  Goldman Sachs FSQ Prime, 4.01%, 7/02/01                                                   200                200
  Harris Insight Money Market Fund, 4.05%, 7/02/01                                          200                200
  Janus Institutional Money Market Fund, 4.12%, 7/02/01                                     200                200
  UBS Warburg LLC, MTN, (Repurchase Agreement) 4.07%, 1/11/02                             3,407              3,407
--------------------------------------------------------------------------------------------------------------------
                                                                                                             4,807
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreement (1.0%)
  J.P. Morgan Securities, Inc. 3.70%, dated 6/29/01, due 7/02/01 (Cost $555)             (f)555                555
--------------------------------------------------------------------------------------------------------------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,362)                                                                 5,362
====================================================================================================================
Foreign Currency (0.1%)
  Euro                                   EUR                                                 35                 30
  Swiss Franc                            CHF                                                 11                  6
--------------------------------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $37)                                                                             36
====================================================================================================================

                                                                                                            VALUE
                                                                                                            (000)
--------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (107.6%) (COST $62,901)                                                               $62,641
--------------------------------------------------------------------------------------------------------------------
Other Assets (1.4%)
  Cash                                                                                       $1
  Receivable for Investments Sold                                                           471
  Foreign Withholding Tax Reclaim Receivable                                                159
  Dividends Receivable                                                                      156                787
====================================================================================================================
Liabilities (-9.0%)
  Collateral on Securities Loaned                                                        (4,807)
  Net Unrealized Loss on Foreign Currency Exchange Contracts                               (168)
  Investment Advisory Fees Payable                                                         (144)
  Custodian Fees Payable                                                                    (35)
  Directors' Fees and Expenses Payable                                                      (21)
  Payable for Investments Purchased                                                         (13)
  Administrative Fees Payable                                                                (5)
  Distribution Fees Payable                                                                  (1)
  Other Liabilities                                                                         (30)           (5,224)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                          $58,204
--------------------------------------------------------------------------------------------------------------------
Net Assets Consist Of:
Paid in Capital                                                                                            $55,753
Accumulated Net Investment Income                                                                              812
Accumulated Net Realized Gain                                                                                2,115
Unrealized Depreciation on Investments and Foreign Currency Translations                                     (476)
--------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                 $58,204
--------------------------------------------------------------------------------------------------------------------
CLASS A:
----------
NET ASSETS                                                                                                 $57,104
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 4,525,881 outstanding $0.001 par value shares (authorized
    500,000,000 shares)                                                                                     $12.62
--------------------------------------------------------------------------------------------------------------------
CLASS B:
----------
NET ASSETS                                                                                                  $1,100
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 87,133 outstanding $0.001 par value shares (authorized
    500,000,000 shares)                                                                                     $12.62
--------------------------------------------------------------------------------------------------------------------

(a)  Non-income producing security
(c) -- All or a portion of security on loan at June 30, 2001 -- See Note A-9 to financial statements
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

MTN  -- Medium Term Note
RNC  -- Non Convertible Saving Shares

       The accompanying notes are an integral part of the financial statements.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 2001, the portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

      CURRENCY                                             IN                            NET
        TO                                              EXCHANGE                     UNREALIZED
      DELIVER           VALUE       SETTLEMENT             FOR             VALUE     GAIN/(LOSS)
       (000)            (000)          DATE               (000)            (000)        (000)
-------------------------------------------------------------------------------------------------
GBP             335       $ 471       7/02/01        U.S.     $   472     $   472         $   1
GBP           4,000       5,623       8/15/01        U.S.     $ 5,676       5,676            53
U.S.$         5,677       5,677       8/15/01         EUR       6,448       5,455         (222)
                        -------                                           -------        -----
                        $11,771                                           $11,603        $(168)
                        =======                                           =======        =====

GBP-- British Pound

--------------------------------------------------------
       SUMMARY OF TOTAL FOREIGN SECURITIES BY
      INDUSTRY CLASSIFICATION -- JUNE 30, 2001

                                                PERCENT
INDUSTRY                              VALUE      OF NET
                                      (000)      ASSETS
--------------------------------------------------------
Consumer Discretionary           U.S.$3,900        6.7%
Consumer Staples                     12,434       21.3
Energy                                5,028        8.6
Financials                           10,758       18.5
Health Care                           7,246       12.5
Industrials                           6,300       10.8
Materials                             5,257        9.0
Telecommunication Services            4,364        7.5
Utilities                             1,956        3.4
---------------------------------------------------------
                                U.S.$57,243       98.3%
---------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

EUROPEAN REAL ESTATE PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

------------------------
United Kingdom   41.9%
France           18.3
Spain             9.7
Netherlands       9.0
Sweden            6.2
Ireland           4.5
Germany           1.9
Italy             1.9
Finland           1.5
Norway            1.5
Other             3.6
------------------------


PERFORMANCE COMPARED TO THE GPR GENERAL REAL
ESTATE SECURITIES INDEX - EUROPE(1)

----------------------------------------------------------
                                       TOTAL RETURNS(2)
                    --------------------------------------
                                              AVERAGE
                                               ANNUAL
                                  ONE          SINCE
                       YTD        YEAR       INCEPTION
----------------------------------------------------------
Portfolio - Class A      -3.18%   6.26%         2.18%
Portfolio - Class B      -3.37    5.96          1.92
Index                    -2.80    3.67          2.38

(1) The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of -3.18% for the Class A shares and -3.37% for the Class B shares compared to -2.80% for the GPR General Real Estate Securities Index - Europe (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of 6.26% for the Class A shares and 5.96% for the Class B shares compared to 3.67% for the Index. For the period from inception on October 1, 1997 through June 30, 2001, the average annual total return was 2.18% for the Class A shares and 1.92% for the Class B shares compared to 2.38% for the Index.

MARKET REVIEW

The best performing listed property markets for the first half of 2001 were Finland, Portugal and France, returning 18.2%, 2.4%, and -0.6%, respectively. The worst performing markets during the period were Sweden, Switzerland and Belgium with returns of -13.5%, -9.9%, and -9.5%, respectively.

The relative performance of the Portfolio was positively impacted by country overweights in France and Finland and underweight positions in Switzerland and Belgium. A country overweight in Sweden and an underweight in The Netherlands had a negative impact on performance. Stock selection in Spain, Sweden and France added to returns, but stock selection in the U.K. and Italy negatively affected performance.

MARKET OUTLOOK

The outlook for the European real estate securities market for 2001 remains encouraging. We still foresee positive performance for the remainder of the year, and the sector is likely to remain defensive given the attractive valuation compared to its underlying value. Take-up of space remained robust during the first quarter of the year, despite the deceleration in economic growth and the problems experienced in the technology and financial sectors. We have not witnessed a sharp fall in take-up yet, and sub-letting of space has also not been an issue, but we are seeing that tenants are becoming more hesitant to commit to new space to expand. However, occupancy levels remain at historic highs, and rental growth is still positive. We expect rental growth to remain positive for the remainder of the year, but we continue to watch how take-up and new supply is responding to the deteriorating economic environment.

July 2001

Morgan Stanley Institutional Fund, Inc.

European Real Estate Portfolio

Financial Statements
June 30, 2001 (Unaudited)

STATEMENT OF NET ASSETS

                                                                                                 VALUE
                                                                               SHARES           (000)
-------------------------------------------------------------------------------------------------------
Common Stocks (97.4%)
Finland (1.5%)
  Sponda Oyj                                                                  60,440               $259
-------------------------------------------------------------------------------------------------------
France (18.3%)
  Gecina                                                                       4,300                356
  Klepierre                                                                    3,758                334
  Silic                                                                          890                129
  Simco (RFD)                                                                  8,007                518
  Societe Fonciere Lyonnaise                                               (a)18,055                489
  Sophia                                                                      14,690                408
  Union du Credit-Bail Immobilier                                             15,786                857
-------------------------------------------------------------------------------------------------------
                                                                                                  3,091
-------------------------------------------------------------------------------------------------------
Germany (1.9%)
  IVG Holding AG                                                              26,161                314
-------------------------------------------------------------------------------------------------------
Ireland (4.5%)
  Green Property plc                                                         114,700                757
-------------------------------------------------------------------------------------------------------
Italy (1.9%)
  Beni Stabili S.p.A.                                                        542,700                250
  Bonaparte S.p.A.                                                        (a)244,400                 64
-------------------------------------------------------------------------------------------------------
                                                                                                    314
-------------------------------------------------------------------------------------------------------
Netherlands (9.0%)
  Haslemere N.V.                                                               2,869                115
  Rodamco Europe N.V.                                                         17,400                648
  Schroders International Property Fund N.V.                                   8,100                129
  Uni-Invest N.V.                                                              6,500                 63
  VIB N.V.                                                                    21,608                474
  Wereldhave N.V.                                                           (a)2,100                102
-------------------------------------------------------------------------------------------------------
                                                                                                  1,531
-------------------------------------------------------------------------------------------------------
Norway (1.5%)
  Steen & Strom ASA                                                           20,500                253
-------------------------------------------------------------------------------------------------------
Portugal (1.0%)
  Sonae Imobiliaria S.A.                                                      13,480                162
-------------------------------------------------------------------------------------------------------
Spain (9.7%)
  Inmobiliaria Colonial S.A.                                                  42,240                495
  Inmobiliaria Metropolitana Vasco Central                                    39,640                564
  Vallehermoso                                                                92,330                588
-------------------------------------------------------------------------------------------------------
                                                                                                  1,647
-------------------------------------------------------------------------------------------------------
Sweden (6.2%)
  Castellum AB                                                                23,105                227
  Drott AB, Class B                                                           24,130                252
  Hufvudstaden International AB                                            (a)20,900                 56
  JM AB                                                                       13,320                306
  Pandox AB                                                                (a)20,700                165
  Wihlborgs Fastigheter AB                                                 (a)35,600                 50
-------------------------------------------------------------------------------------------------------
                                                                                                  1,056
-------------------------------------------------------------------------------------------------------
United Kingdom (41.9%)
  Benchmark Group plc                                                         88,600                348
  British Land Co., plc                                                      174,115              1,189
  Brixton Estate plc                                                         104,700                348
  Canary Wharf Finance plc                                                   131,900              1,029
  Capital & Regional Properties plc                                           55,100                178
  Chelsfield plc                                                              99,203                468
  Derwent Valley Holdings plc                                                 36,700                380
  Great Portland Estates plc                                                  76,582                305
  Hammerson plc                                                               48,080                325
  Land Securities plc                                                         83,355             $1,026
  Liberty International plc                                                   11,007                 83
  Marylebone Warwick Balfour Group plc                                     (a)70,500                170
  Minerva plc                                                                 60,900                266
  NHP plc                                                                     77,529                 34
  Pillar Property plc                                                         16,100                 85
  Quintain Estates & Development plc                                          30,800                 82
  Slough Estates plc                                                         160,640                779
-------------------------------------------------------------------------------------------------------
                                                                                                  7,095
-------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $17,275)                                                             16,479
=======================================================================================================

                                                                          NO. OF
                                                                         WARRANTS
                                                                           (000)
-------------------------------------------------------------------------------------------------------
Warrants (0.0%)
France (0.0%)
  Societe Fonciere Lyonnaise, expiring 7/30/02 (Cost $--)                (d)(a)6,800                  1
-------------------------------------------------------------------------------------------------------
  TOTAL FOREIGN SECURITIES (97.4%) (COST $17,275)                                                16,480
=======================================================================================================

                                                                               FACE
                                                                              AMOUNT
                                                                              (000)
-------------------------------------------------------------------------------------------------------
Short-Term Investment (1.9%)
Repurchase Agreement (1.9%)
  J.P. Morgan Securities, Inc. 3.70%, dated
     6/29/01, due 7/02/01 (Cost $322)                                        (f)$322                322
-------------------------------------------------------------------------------------------------------
Foreign Currency (0.2%)
  British Pound                                      GBP                           5                  8
  Euro                                               EUR                           1                  1
  Norwegian Krone                                    NOK                          61                  7
  Swedish Krona                                      SEK                         147                 13
-------------------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $29)                                                                  29
=======================================================================================================
  TOTAL INVESTMENTS (99.5%) (COST $17,626)                                                       16,831
=======================================================================================================
Other Assets (0.8%)
  Cash                                                                             1
  Dividends Receivable                                                           113
  Foreign Withholding Tax Reclaim Receivable                                      16
  Other                                                                            2                132
-------------------------------------------------------------------------------------------------------
Liabilities (-0.3%)
  Custodian Fees Payable                                                        (12)
  Administrative Fees Payable                                                   (10)
  Directors' Fees and Expenses Payable                                           (2)
  Distribution Fees Payable                                                      (1)
  Other Liabilities                                                             (22)               (47)
-------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                               $16,916
-------------------------------------------------------------------------------------------------------
Net Assets Consist Of:
Paid in Capital                                                                                 $23,893
Accumulated Net Investment Income                                                                   201
Accumulated Net Realized Loss                                                                   (6,357)
  Unrealized Depreciation on Investments and
    Foreign Currency Translations                                                                 (821)
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $16,916
-------------------------------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                                                                 Value
                                                                                                 (000)
-------------------------------------------------------------------------------------------------------
CLASS A:
---------
NET ASSETS                                                                                      $15,476
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 1,540,869 outstanding $0.001 par value shares (authorized
   500,000,000 shares)                                                                           $10.04
-------------------------------------------------------------------------------------------------------
CLASS B:
---------
NET ASSETS                                                                                       $1,440
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 143,262 outstanding $0.001 par value shares (authorized
   500,000,000 shares)                                                                           $10.05
-------------------------------------------------------------------------------------------------------

(a)  Non-income producing security
(d) -- Securities were valued at fair value - See Note A-1 to financial statements.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

RFD -- Ranked for Dividend

------------------------------------------------------------
          SUMMARY OF TOTAL FOREIGN SECURITIES BY
          INDUSTRY CLASSIFICATION  JUNE 30, 2001
------------------------------------------------------------

                                                     PERCENT
                                           VALUE      OF NET
INDUSTRY                                   (000)      ASSETS
------------------------------------------------------------
Apartments                            U.S.$1,723       10.2%
Diversified                                9,662       57.1
Office Buildings                             436        2.5
Office and Industrial                      3,952       23.4
Shopping Centers                             593        3.5
Other                                        114        0.7
------------------------------------------------------------
                                     U.S.$16,480       97.4%
============================================================

       The accompanying notes are an integral part of the financial statements.

GLOBAL VALUE EQUITY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

United States               44.3%
United Kingdom              14.7
Japan                       11.2
France                       7.6
Netherlands                  5.0
Switzerland                  4.4
Canada                       1.6
Germany                      1.6
Italy                        1.6
Hong Kong                    1.2
Other                        6.8

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

-----------------------------------------------------------
                                TOTAL RETURNS(2)
                   ----------------------------------------
                                       AVERAGE     AVERAGE
                                        ANNUAL      ANNUAL
                               ONE        FIVE       SINCE
                       YTD    YEAR       YEARS   INCEPTION
-----------------------------------------------------------
Portfolio - Class A   -3.28%    4.16%     11.54%     14.99%
Portfolio - Class B   -3.49     3.81      11.20      12.60
Index  - Class A     -10.55   -20.30       8.16      10.43
Index  - Class B     -10.55   -20.30       8.16       8.66

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned. Effective May 21, 2001, the Portfolio changed its name from the Global Equity Portfolio to the Global Value Equity Portfolio.

For the six months ended June 30, 2001, the Portfolio had a total return of -3.28% for the Class A shares and -3.49% for the Class B shares compared to -10.55% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of 4.16% for the Class A shares and 3.81% for the Class B shares compared to -20.30% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 11.54% for the Class A shares and 11.20% for Class B compared to 8.16% for the Index. For the period from inception on July 15, 1992 through June 30, 2001, the average annual total return for the Class A shares was 14.99% compared to 10.43% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 12.60% compared to 8.66% for the Index.

MARKET REVIEW

In the last six months, the Portfolio's outperformance was driven by strong stock selection across most sectors, notably consumer staples, financials and industrials. Philip Morris and Albertsons were the two biggest contributors during the six month period, performing strongly relative to negative performance from the consumer staples sector. Alcoa was another strong positive, rising on the back of higher commodity prices. Strong stock picking in financials helped the Portfolio preserve capital, as MBIA, JP Morgan and Prudential each benefited from easing interest rates in the U.S. As for detractors from performance over the last six months, weakness in selected energy stocks (Halliburton) and an underweight in healthcare both proved to be negatives.

Post the technology, media, telecom (TMT) bubble bursting, turnover for the last few quarters has drifted back to the more normal 30% per annum level that is consistent with the long term history of our Global Value strategy. Recently we have taken profits in Fuji Photo following strong performance. Within food retailing, we significantly reduced long-held Albertsons. Its valuation is less discounted to its peers following strong April/May performance and the positive announcement of a new CEO (ex GE). We initiated a position in high quality Kroger (U.S. supermarket chain and Albertsons competitor). Kroger trades at an excessive discount to its peer group following concerns about Kroger's accounting. These concerns have since proven unfounded. Within energy, we sold out of Repsol, which had reached its fair value target following purchase earlier this year. While remaining underweight to energy overall, we participated in the Statoil IPO (Norway) where the combination of attractive peer group valuation and long reserve life of the Norwegian off-shore oil assets looks compelling. We took advantage of weakness in Pharma to top up two high quality holdings, Aventis (France) and Bristol- Myers Squibb (USA) where recent management meetings have reinforced our original fundamental analysis. We sold out of Rolls Royce (Industrial Engines) following a meeting with management, as the industry continues to be plagued by quality issues for industrial engines. We added to Fedex on weakness (concern about slowing demand) where we see attractive risk/ reward below the $40 per share mark. We sold out of Australian building materials company CSR following a positive restructuring announcement which has driven strong share performance.

A position in McDonalds was initiated earlier in the year, as concerns over European beef caused sales to be flat. The resulting sell off allowed us access to what has been a consistent free cash flow generator. Viacom was another new addition to the Portfolio. As one of the strongest advertising supported media companies, the impact of reduced ad spending in recent months has been unforgiving. With lower capital intensity than its peers however, there could be ample upside potential when the economy turns.

MARKET OUTLOOK

The Portfolio remains significantly overweight consumer staples and half-weighted in technology relative to the Index. Although we took advantage of a brief window in the first quarter to add some quality tech names on valuation grounds (e.g. Hewlett Packard, Canon) that window largely closed in the second quarter. The Portfolio is overweight in material companies where the valuation already discounts a hard landing in the global economy. Overall, the Portfolio currently remains defensively positioned with high quality cash flow streams that remain undervalued relative to peers in the Index and bond yields.

July 2001

Morgan Stanley Institutional Fund, Inc.

Global Value Equity Portfolio

Financial Statements
June 30, 2001 (Unaudited)

STATEMENT OF NET ASSETS

                                                                                                  VALUE
                                                                              SHARES              (000)
-------------------------------------------------------------------------------------------------------
Common Stocks (98.7%)
Australia (0.8%)
  Westpac Banking Corp.                                                       61,889            $   456
-------------------------------------------------------------------------------------------------------
Canada (1.6%)
  Potash Corp. of Saskatchewan, Inc.                                           5,680                326
  Telus Corp.                                                                 27,480                619
-------------------------------------------------------------------------------------------------------
                                                                                                    945
-------------------------------------------------------------------------------------------------------
Denmark (0.5%)
  Danisco A.S.                                                                 9,070                332
-------------------------------------------------------------------------------------------------------
France (7.6%)
  Alcatel Alsthom                                                             14,390                301
  Aventis S.A.                                                                22,490              1,795
  Groupe Danone                                                                4,930                677
  Lafarge S.A.                                                                 3,410                292
  Pernod Ricard                                                                4,580                321
  Total Fina S.A., Class B                                                     8,730              1,222
-------------------------------------------------------------------------------------------------------
                                                                                                  4,608
-------------------------------------------------------------------------------------------------------
Germany (1.6%)
  BASF AG                                                                      8,154                320
  Bayer AG                                                                    16,319                635
-------------------------------------------------------------------------------------------------------
                                                                                                    955
-------------------------------------------------------------------------------------------------------
Hong Kong (1.2%)
  Hong Kong Electric Holdings Ltd.                                           195,680                753
-------------------------------------------------------------------------------------------------------
Ireland (1.0%)
  Green Property plc                                                          90,906                600
-------------------------------------------------------------------------------------------------------
Italy (1.6%)
  ENI S.p.A.                                                               (a)48,230                588
  Telecom Italia S.p.A. (RNC)                                                 85,083                406
-------------------------------------------------------------------------------------------------------
                                                                                                    994
-------------------------------------------------------------------------------------------------------
Japan (11.2%)
  Canon, Inc.                                                                 18,000                727
  DDI Corp.                                                                      128                597
  Fuji Photo Film Ltd.                                                         7,000                302
  Fuji Television Network, Inc.                                                   42                241
  Fujitsu Ltd.                                                                36,000                378
  Hitachi Ltd.                                                                62,000                609
  Matsushita Electric Industrial Co., Ltd.                                    18,000                282
  Mitsubishi Electric Corp.                                                   60,000                297
  Mitsui & Co., Ltd.                                                          46,000                309
  Nippon Telegraph & Telephone Corp. (NTT)                                       142                740
  Sankyo Co., Ltd.                                                            35,000                631
  Sumitomo Marine & Fire Insurance Co., Ltd.                                  64,000                358
  Tokyo Gas Co., Ltd.                                                        195,000                593
  Toppan Printing Co., Ltd.                                                   46,000                473
  Toshiba Corp.                                                               57,000                301
-------------------------------------------------------------------------------------------------------
                                                                                                  6,838
-------------------------------------------------------------------------------------------------------
Netherlands (5.0%)
  Akzo Nobel N.V.                                                             14,970                633
  ING Groep N.V.                                                           (a)13,496                882
  Koninklijke Philips Electronics N.V.                                        22,590                599
  Royal Dutch Petroleum Co.                                                   15,800                921
-------------------------------------------------------------------------------------------------------
                                                                                                  3,035
-------------------------------------------------------------------------------------------------------

                                                                                                  VALUE
                                                                              SHARES              (000)
-------------------------------------------------------------------------------------------------------
Norway (0.5%)
  Statoil ASA                                                            (a)43,500             $  322
-------------------------------------------------------------------------------------------------------
Singapore (0.9%)
  United Overseas Bank Ltd.                                                 83,000                524
-------------------------------------------------------------------------------------------------------
South Korea (0.3%)
  Samsung Electronics Co. GDR (New)                                       (e)2,600                199
-------------------------------------------------------------------------------------------------------
Spain (0.5%)
  Telefonica                                                                23,820                294
-------------------------------------------------------------------------------------------------------
Sweden (1.0%)
  Nordbanken Holding AB                                                    107,600                613
-------------------------------------------------------------------------------------------------------
Switzerland (4.4%)
  Cie Financiere Richemont AG, Class A                                         201                514
  Holcim Ltd.                                                                1,856                378
  Nestle S.A. (Registered)                                                (a)5,650              1,201
  Syngenta AG                                                             (a)4,956                261
  UBS AG                                                                     2,095                300
-------------------------------------------------------------------------------------------------------
                                                                                                2,654
-------------------------------------------------------------------------------------------------------
United Kingdom (14.7%)
  Allied Domecq plc                                                        143,810                898
  BAA plc                                                                   35,600                331
  BAE Systems plc                                                          182,700                876
  Blue Circle Industries plc                                                44,674                310
  British Telecommunications plc                                            53,000                334
  Cadbury Schweppes plc                                                    156,113              1,054
  Diageo plc                                                                83,796                920
  GKN plc                                                                   28,300                272
  GlaxoSmithKline plc                                                       23,500                662
  Great Universal Stores plc                                                49,200                421
  Imperial Tobacco Group plc                                                46,010                541
  Pentos plc                                                         (a)(d)653,333                 --
  Prudential Corp. plc                                                      28,400                344
  Reckitt Benckiser plc                                                     31,111                449
  Sainsbury (J) plc                                                        100,418                627
  Vodafone Group plc                                                       211,000                468
  WPP Group plc                                                             43,300                427
-------------------------------------------------------------------------------------------------------
                                                                                                8,934
-------------------------------------------------------------------------------------------------------
United States (44.3%)
  Albertson's, Inc.                                                         25,122                753
  Alcoa, Inc.                                                               18,940                746
  American Home Products Corp.                                               5,850                342
  Anheuser Busch Cos., Inc.                                                  8,100                334
  BJ's Wholesale Club, Inc.                                               (a)9,440                503
  Boise Cascade Corp.                                                       21,810                767
  Bristol-Myers Squibb Co.                                                  16,700                874
  Cadiz, Inc.                                                            (a)48,560                485
  Chevron Corp.                                                              4,000                362
  Deere & Co.                                                               10,000                379
  Exelon Corp.                                                              11,150                715
  FedEx Corp.                                                            (a)12,200                491
  First Data Corp.                                                          11,300                726
  General Dynamics Corp.                                                    13,110              1,020
  GenRad, Inc.                                                           (a)21,069                126
  Georgia Pacific Group                                                     17,473                592
  Goodrich (BF) Co.                                                          8,000                304
  Halliburton Co.                                                            9,000                320

        The accompanying notes are an integral part of the fiancial statements.

                                                                                                  VALUE
                                                                              SHARES              (000)
-------------------------------------------------------------------------------------------------------
United States (cont.)
  Hewlett Packard Co.                                                       11,300            $   323
  Houghton Mifflin Co.                                                       8,300                497
  Interpublic Group of Companies, Inc.                                      13,000                382
  J.C. Penney Co., Inc.                                                     16,200                427
  JP Morgan Chase & Co.                                                     26,450              1,180
  Kimberly-Clark Corp.                                                      13,400                749
  Kroger Co.                                                             (a)14,800                370
  Lockheed Martin Corp.                                                      9,077                336
  MBIA, Inc.                                                                13,500                752
  McDonald's Corp.                                                          18,300                495
  McGraw-Hill Cos., Inc.                                                     6,300                417
  Mellon Bank Corp.                                                         15,700                722
  Merrill Lynch & Co.                                                       10,200                604
  Metlife, Inc.                                                             14,400                446
  Motorola, Inc.                                                            20,900                346
  NCR Corp.                                                              (a)13,900                653
  New York Times Co.,  Class A.                                             12,070                507
  Northrop Grumman Corp.                                                     6,900                553
  Pharmacia Corp.                                                           18,649                857
  Philip Morris Cos., Inc.                                                  31,150              1,581
  Qwest Communications International, Inc.                                   5,000                159
  Sabre Group Holdings, Inc.                                              (a)5,700                285
  SBC Communications, Inc.                                                  28,500              1,142
  Sears, Roebuck & Co.                                                      16,600                702
  St. Paul Cos., Inc.                                                        5,900                299
  Tupperware Corp.                                                          16,910                396
  U.S. Bancorp                                                               9,400                214
  Verizon Communications                                                    22,431              1,200
  Viacom, Inc., Class B                                                  (a)10,700                554
-------------------------------------------------------------------------------------------------------
                                                                                               26,987
-------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $59,204)                                                           60,043
=======================================================================================================
  TOTAL FOREIGN SECURITIES (98.7%) (COST $59,204)                                              60,043
=======================================================================================================

                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
------------------------------------------------------------------------------------------------------
Short-Term Investments (0.8%)
Repurchase Agreement (0.8%)
  J.P. Morgan Securities, Inc. 3.70%, dated 6/29/01, due
    7/02/01 (Cost $452)                                                    (f)$452                452
------------------------------------------------------------------------------------------------------
Foreign Currency (0.0%)
  Euro                                           EUR                            17                 15
  Japanese Yen                                   JPY                           850                  7
------------------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $21)                                                                22
=======================================================================================================
  TOTAL INVESTMENTS (99.5%) (COST $59,677)                                                     60,517
=======================================================================================================


                                                                             VALUE
                                                                             (000)
------------------------------------------------------------------------------------------------------
Other Assets (2.1%)
  Cash                                                                         $ 1
  Receivable for Investments Sold                                              921
  Dividends Receivable                                                         148
  Unrealized Gain on Foreign Currency Exchange Contracts                       133
  Foreign Withholding Tax Reclaim Receivable                                    83
  Receivable for Portfolio Shares Sold                                          14
  Other                                                                          4          $   1,304
------------------------------------------------------------------------------------------------------
Liabilities (-1.6%)
  Payable for Investments Purchased                                          (789)
  Investment Advisory Fees Payable                                            (99)
  Custodian Fees Payable                                                      (16)
  Directors' Fees and Expenses Payable                                        (15)
  Distribution Fees Payable                                                   (15)
  Administrative Fees Payable                                                 (13)
  Other Liabilities                                                           (27)              (974)
------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                           $  60,847
------------------------------------------------------------------------------------------------------
Net Assets Consist Of:
Paid in Capital                                                                             $  58,785
Accumulated Net Investment Income                                                                 229
Accumulated Net Realized Gain                                                                     882
Unrealized Appreciation on Investments and Foreign
   Currency Translations                                                                          951
------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $  60,847
------------------------------------------------------------------------------------------------------
CLASS A:
----------
NET ASSETS                                                                                  $  35,030
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 2,125,018 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                                            $   16.49
------------------------------------------------------------------------------------------------------
CLASS B:
-----------
NET ASSETS                                                                                  $  25,817
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 1,580,703 outstanding $0.001 par value shares (authorized
    500,000,000 shares)                                                                     $   16.33
------------------------------------------------------------------------------------------------------

(a)  Non-income producing security
(d) Securities were valued at fair value - See Note A-1 to financial statements.
(e)  -- 144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

GDR-- Global Depositary Receipt
RNC--Non-Convertible Savings Shares

        The accompanying notes are an integral part of the fiancial statements.

-------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                                      IN                       NET
     TO                                       EXCHANGE                 UNREALIZED
   DELIVER        VALUE     SETTLEMENT          FOR         VALUE      GAIN/(LOSS)
    (000)         (000)        DATE            (000)        (000)         (000)
-----------------------------------------------------------------------------------
U.S.$     177   $   177       7/02/01       JPY   22,108    $  177        $ --
U.S.$     116       116       7/02/01       SEK    1,247       115         (1)
U.S.$      51        51       7/02/01       GBP       36        51          --
JPY   445,000     3,595       9/10/01       U.S.$  3,729     3,729         134
                --------                                    -------       ----
                $ 3,939                                     $4,072        $133
                ========                                    =======       ====

GBP-- British Pound
SEK--Swedish Krona

------------------------------------------------------------
          SUMMARY OF TOTAL FOREIGN SECURITIES BY
          INDUSTRY CLASSIFICATION -- JUNE 30, 2001

                                              PERCENT
                                VALUE         OF NET
INDUSTRY                        (000)         ASSETS
------------------------------------------------------------
Consumer Discretionary          U.S $8,411       13.8%
Consumer Staples                    11,292       18.5
Energy                               3,735        6.1
Finance                              7,996       13.2
Health Care                          5,161        8.5
Information Technology               3,964        6.5
Materials                            5,259        8.6
Industrials                          5,906        9.8
Telecommunication Services           5,959        9.8
Utilities                            2,060        3.4
Other                                  300        0.5
--------------------------------------------------------
                               U.S.$60,043       98.7 %
--------------------------------------------------------

        The accompanying notes are an integral part of the fiancial statements.

Morgan Stanley Institutional Fund, Inc.
Investment Overview
--------------------------------------------

International Equity Portfolio

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)
--------------------------------------------

--------------------------------------------
[GRAPHIC]  - United Kingdom  32.2%
           - Japan           22.1
           - Netherlands      7.5
           - France           7.1
           - Switzerland      7.0
           - Germany          3.0
           - Italy            2.9
           - Hong Kong        2.5
           - Australia        2.4
           - Canada           1.7
           - Other           11.6
--------------------------------------------


PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
--------------------------------------------

                                     TOTAL RETURNS(2)
                      -----------------------------------------
                                            AVERAGE ANNUAL
                                     --------------------------
                                 ONE  FIVE     TEN      SINCE
                       YTD      YEAR  YEARS   YEARS   INCEPTION
---------------------------------------------------------------
Portfolio - Class A   -7.55%   -6.45% 11.33%  13.83%     11.56%
Portfolio - Class B   -7.64    -6.67  11.06     N/A      12.05
Index  - Class A     -14.61   -23.60   2.89    6.38       3.66
Index  - Class B     -14.61   -23.60   2.89     N/A       3.45

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

For the six months ended June 30, 2001, the Portfolio had a total return of -7.55% for the Class A shares and -7.64% for the Class B shares compared to -14.61% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -6.45% for the Class A shares and -6.67% for the Class B shares compared to -23.60% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 11.33% for the Class A shares and 11.06% for the Class B shares compared to 2.89% for the Index. For the ten- year period ended June 30, 2001, the average annual total return for the Class A shares was 13.83% compared to 6.38% for the Index. For the period from inception on August 4, 1989 through June 30, 2001, the average annual total return for the Class A shares was 11.56% compared to 3.66% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return of Class B shares was 12.05% compared to 3.45% for the Index.

MARKET REVIEW

The trends evident in the world economy at the end of the first quarter of 2001 remain intact, with Japan's deflationary tendencies worsening, manufacturing slowdown intensifying and consumption continuing to keep the U.S. economy growing at a very slow rate. The resilience of the banking sector outside Japan, the ratings of tech stocks like Intel and the strong relative performance of cyclical sectors such as paper and mining, all point to investor presumption that the world economy will muddle through this period of adjustment with at least reasonable growth resuming next year.

However, it does not take the imagination of a psychotic bear to dream up challenges to this thesis. Beginning with the U.S. economy, it is clear the corporate sector has underestimated, together with Wall Street analysts, the sensitivity of their earnings to a combination of slowing global demand and an overvalued dollar. Furthermore, it could be argued that the Fed's aggressive reduction of interest rates has already led to unsustainable strength in rate sensitive areas of consumption such as housing and autos. Outside these very important areas, consumption has been notably weak, as evidenced by negligible real growth in aggregate retail sales. To put it bluntly, a second stage of corporate sector layoffs may well follow the current slowdown in unemployment claims. If this were to happen, a slowdown in the interest rate sensitive areas of consumption would likely follow. Such an eventuality would spell recession or stagnation.

Japan's problems are nothing if not well known. Europe meanwhile has lived up to our prediction that a relatively mild economic slowdown would feel a lot worse in stock market terms due to the Continent's large relative exposure to capital goods. We now worry that an eventual recovery in the Euro will further threaten corporate profits in a region where the propensity to restructure is exhausted. Recent news from both France and Germany has been discouraging to those who argue for an improvement in European labour market flexibility, while Brussels has definitively postponed any Europe-wide corporate takeover code. All these factors leave us less than enamoured with Europe's prospects.

From all of the above, we conclude that a snap back in world economic activity is unlikely during the remainder of 2001 and we find those sectors that discount such an eventuality unattractive. We are particularly wary of the banking sector, where earnings estimates reflect neither the challenging environment in capital markets nor the possibility of a deterioration in loan loss experience. Almost by default we remain substantially overweight defensive sectors such as consumer staples where valuations are moderate and earnings streams relatively predictable.

Consistent with first quarter trends, the Portfolio continued to benefit from its defensive posture with an underweight in technology (principally the telecom equipment manufacturers and semiconductors) and an overweight in consumer staples (21% weighting compared to 7% benchmark weight) and utilities. This together with our aggressive underweight in financials (17% weighting compared to 25% benchmark weight) explains 85% of the relative outperformance year-to-date.

The performance of our Japanese pharmaceuticals has disappointed recently, largely due to continued unwinding of cross shareholdings rather than stock specific news. However, the valuations remain extremely attractive trading at around a third of the levels of their Western peer group. Within the fixed line telecom sector the performance of NTT was a major negative contributor offsetting reasonably good stock selection elsewhere within the sector. The MSCI re- weightings, the prospect of a further sale of the Government's holdings, calls for a break up of NTT, and a rapid deterioration in the profitability of the core fixed line business as management have fallen behind the cost cutting curve are all factors in the underperformance. Notwithstanding these factors, in our opinion the investment thesis remains compelling with the market implicitly valuing the core fixed line business at a negative value. This is a clear valuation anomaly in what remains, in our view, a fully valued sector.

MARKET OUTLOOK

Where to from here? In January we wrote "we still think earnings growth expectations within the TMT sectors remain overly optimistic and valuations still look stretched even under fair economic conditions. We are not yet prepared to look through the valley to the next peak as there is a high risk that the valley turns out to be a crevice." Six months on we are still not convinced that we are at a trough in earnings as the excesses of the TMT bubble are yet to fully unwind, and valuations still look high by historic norms. While earnings expectations for this year have finally been bludgeoned lower, we remain weary of the "V" shaped recovery in earnings forecast by most analysts for 2001. We therefore retain our defensive stance but with an eye to gradually moderating our overweight in consumer staples in favor of cyclicals when and where valuations make sense to do so.

July 2001

Morgan Stanley Institutional Fund, Inc
International Equity Portfolio
Financial Statements
June 30, 2001 (Unaudited)

Statement of Net Assets

                                                                                                                        VALUE
                                                                                                    SHARES              (000)
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks (95.5%)
Australia (2.4%)
  Brambles Industries Ltd.                                                                         983,921            $24,089
  Telstra Corp., Ltd.                                                                           11,597,000             31,823
  Westpac Banking Corp.                                                                          7,498,762             55,298
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      111,210
=============================================================================================================================
Canada (1.7%)
  Husky Energy, Inc.                                                                          (a)2,251,194             24,050
  Telus Corp.                                                                                 (c)1,281,239             28,860
  Telus Corp. (Non-Voting)                                                                       1,088,809             23,636
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       76,546
=============================================================================================================================
Denmark (0.6%)
  Danisco A/S                                                                                      774,684             28,382
=============================================================================================================================
Finland (1.3%)
  Enso Oy                                                                                        4,946,500             53,599
  Huhtamaki Oyj, Series 1                                                                          145,090              3,719
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       57,318
=============================================================================================================================
France (7.1%)
  Alcatel S.A.                                                                                  (a)224,900              4,703
  Assurances Generales de France (Bearer)                                                       (c)236,353             13,145
  Aventis S.A.                                                                                (c)1,264,240            100,923
  Axa                                                                                        (a)(c)819,500             23,345
  Cie de Saint-Gobain                                                                           (c)346,762             47,115
  Groupe Danone                                                                              (a)(c)532,022             73,007
  Suez S.A.                                                                                     (a)294,800              9,483
  Total Fina, Class B                                                                           (c)399,243             55,902
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      327,623
=============================================================================================================================
Germany (3.0%)
  BASF AG                                                                                       (c)531,903             20,848
  Bayer AG                                                                                    (c)1,302,751             50,731
  Muechener Rueck AG (Registered)                                                            (a)(c)238,700             66,986
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      138,565
=============================================================================================================================
Hong Kong (2.5%)
  China Light & Power Co., Ltd.                                                                 14,931,300             62,598
  Hong Kong Electric Holdings Ltd.                                                            (c)6,188,000             23,801
  Hong Kong Land Holdings Ltd.                                                               (c)15,296,155             27,533
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      113,932
=============================================================================================================================
Italy (2.9%)
  ENI S.p.A.                                                                               (a)(c)3,881,815             47,320
  IntesaBCI S.p.A.                                                                           (c)13,658,390             48,216
  Telecom Italia S.p.A. (RNC)                                                                 (c)8,314,057             39,696
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      135,232
=============================================================================================================================
Japan (22.1%)
  Asahi Chemical Industry Co., Ltd.                                                              2,402,000             10,090
  Asatsu-DK, Inc.                                                                                   53,600              1,087
  Canon, Inc.                                                                                 (c)1,822,000             73,613
  Chudenko Corp.                                                                                   325,000              4,888
  Daibiru Corp.                                                                                  1,786,000             11,941
  Daiwa Securities Co., Ltd.                                                                     5,693,000             59,556
  DDI Corp.                                                                                          3,792             17,692
  Fuji Photo Film Ltd.                                                                             850,000             36,659
  Fuji Television Network, Inc.                                                                      6,090             35,004
  Fujitsu Ltd.                                                                                (c)2,860,000             30,034
  Hitachi Ltd.                                                                                (c)4,454,000             43,738

  Japan Tobacco, Inc.                                                                                7,462           $ 51,443
  Lawson, Inc.                                                                                  (c)517,600             19,087
  Matsushita Electric Industrial Co., Ltd.                                                       2,363,000             36,976
  Mitsubishi Electric Corp.                                                                      4,947,000             24,508
  Mitsui & Co., Ltd.                                                                          (c)1,711,000             11,508
  Nichido Fire & Marine Insurance Co., Ltd.                                                   (c)2,856,000             17,812
  Nippon Telegraph & Telephone Corp. (NTT)                                                          16,800             87,539
  Ono Pharmaceutical Co., Ltd.                                                                     672,000             21,332
  Sankyo Co., Ltd.                                                                               5,147,000             92,835
  Sekisui House Co., Ltd.                                                                        2,989,000             25,375
  Shionogi & Co., Ltd.                                                                        (c)1,075,000             22,406
  Sumitomo Electric Industries, Ltd.                                                       (a)(c)1,756,000             19,904
  Sumitomo Marine & Fire Insurance Co., Ltd.                                                  (c)6,828,000             38,151
  Takefuji Corp.                                                                                   250,000             22,706
  Tokyo Gas Co., Ltd.                                                                         (c)8,227,000             24,995
  Toppan Printing Co., Ltd.                                                                      4,789,000             49,255
  Toshiba Corp.                                                                                  6,164,000             32,563
  Toyo Seikan Kaisha Ltd.                                                                        1,379,000             19,743
  Yamanouchi Pharmaceutical Co., Ltd.                                                            2,480,000             69,582
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,012,022
=============================================================================================================================
Netherlands (7.5%)
  Akzo Nobel N.V.                                                                                1,151,850             48,755
  CSM N.V.                                                                                       1,206,510             25,177
  Hollandsche Beton Groep N.V.                                                                     826,060             11,678
  ING Groep N.V.                                                                                   813,067             53,137
  Koninklijke Ahold N.V.                                                                         1,674,600             52,452
  Koninklijke Philips Electronics N.V.                                                           1,393,849             36,944
  Royal Dutch Petroleum Co.                                                                      2,031,900            116,932
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      345,075
=============================================================================================================================
Portugal (0.5%)
  Electricidade de Portugal S.A.                                                                10,233,100             24,429
=============================================================================================================================
Singapore (1.6%)
  Jardine Strategic Holdings Ltd.                                                             (c)8,046,337             23,012
  United Overseas Bank Ltd. (Foreign)                                                         (c)7,745,328             48,887
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       71,899
=============================================================================================================================
South Korea (0.5%)
  Samsung Electronics Co. GDR (New)                                                          (a)(e)318,400             24,405
=============================================================================================================================
Spain (1.1%)
  Iberdrola                                                                                   (c)2,057,990             26,394
  Telefonica                                                                                     1,802,987             22,223
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       48,617
=============================================================================================================================
Sweden (1.5%)
  ForeningsSparbanken AB                                                                         4,075,920             47,217
  Nordbanken Holdings AB                                                                         3,434,716             19,579
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       66,796
=============================================================================================================================
Switzerland (7.0%)
  Cie Financiere Richemont AG,
  Class A                                                                                           20,876             53,430
  Holcim Ltd.                                                                                (a)(c)131,392             26,756
  Nestle S.A. (Registered)                                                                      (a)612,070            130,090
  Novartis AG (Registered)                                                                    (a)1,257,895             45,527

       The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

                                                                                                                        VALUE
                                                                                                    SHARES              (000)
-----------------------------------------------------------------------------------------------------------------------------
Switzerland (cont.)
  Roche Holding AG                                                                              (a)323,900            $23,338
  Schindler Holding AG (Participating Certificates)                                                 14,259             19,025
  UBS AG (Registered)                                                                           (a)148,780             21,316
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      319,482
=============================================================================================================================
United Kingdom (32.2%)
  Allied Domecq plc                                                                             13,393,900             83,608
  Associated British Foods plc                                                                   3,537,700             22,980
  BAA plc                                                                                        2,574,700             23,931
  BAE Systems plc                                                                               13,194,600             63,271
  Barclays plc                                                                                   1,670,100             51,273
  Blue Circle Industries plc                                                                     4,189,761             29,045
  BOC Group plc                                                                               (c)1,995,100             29,221
  BP Amoco plc                                                                                   5,832,100             48,007
  British American Tobacco plc                                                                   6,405,500             48,712
  British Telecommunications plc                                                              (a)1,152,100              7,252
  BTR plc                                                                                        6,292,000             11,962
  Bunzl plc                                                                                      7,699,300             53,130
  Cadbury Schweppes plc                                                                         19,175,186            129,485
  Diageo plc                                                                                     7,132,809             78,352
  GKN plc                                                                                        5,061,000             48,609
  GlaxoSmithKline plc                                                                            1,925,100             54,222
  Great Universal Stores plc                                                                     5,680,800             48,681
  Imperial Tobacco Group plc                                                                  (c)7,127,601             83,815
  Innogy Holdings plc                                                                         (a)2,147,700              6,594
  Lattice Group plc                                                                             13,196,798             29,504
  Lloyds TSB Group plc                                                                           6,893,700             69,075
  Prudential Corp. plc                                                                           2,178,900             26,420
  Reckitt Benckiser plc                                                                          3,278,992             47,332
  Reed International plc                                                                      (a)1,404,400             12,460
  Rentokil Initial plc                                                                          19,085,500             64,776
  RMC Group plc                                                                                  2,488,300             24,004
  Sainsbury (J) plc                                                                             10,225,600             63,831
  Scottish & Southern Energy plc                                                                 5,338,600             50,373
  Tate & Lyle plc                                                                             (c)6,996,500             27,589
  Vodafone Group plc                                                                            32,268,400             71,573
  Wolseley plc                                                                                   3,786,000             28,312
  WPP Group plc                                                                                  3,651,096             35,993
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,473,392
=============================================================================================================================
TOTAL COMMON STOCKS (COST $4,261,923)                                                                               4,374,925
=============================================================================================================================
TOTAL FOREIGN SECURITIES (95.5%) (COST $4,261,923)                                                                  4,374,925
=============================================================================================================================

                                                                                             FACE AMOUNT
                                                                                                   (000)
-----------------------------------------------------------------------------------------------------------------------------
Short-Term Investments (19.0%)
Short-Term Investments held as Collateral on Loaned Securities(14.5%)
  AT&T Corp., CP., 3.98%, 7/19/01                                                                  $15,000             15,000
  Bank of America, 4.11%, 6/10/02                                                                   30,046             30,046
  Bank One, N.A., 3.78%, 3/8/02                                                                     24,996             24,996
  Bayrische Hypo-Und Vereinsbank, TD, 3.77%, 3/12/01                                                19,996             19,996
  Bayrische Hypo-Und Vereinsbank, TD, 3.84%, 9/21/01                                                10,000             10,000
  Beta Finance Corp., MTN, 6.93%, 9/5/01                                                            10,000             10,000

  Citicorp., MTN, 4.18%, 5/28/02                                                                   $12,045            $12,045
  Commerzbank AG, 3.77% ,3/13/02                                                                    29,993             29,993
  CS First Boston, 4.11%, 7/2/01                                                                   163,372            163,372
  Dexia Bank, N.Y., Yankee CD, 3.79%, 5/24/02                                                       24,998             24,998
  Dreyfus Cash Management Plus Fund, 4.05%, 7/02/01                                                 33,000             33,000
  Evergreen Select Money Market Fund, 4.00%, 7/02/01                                                33,000             33,000
  Federal National Mortgage Asociation, 3.77%, 11/05/01                                             10,002             10,002
  Federated Prime Value Fund, 4.01%, 7/02/01                                                        33,000             33,000
  First Union National Bank, CD, 4.22%, 5/8/02                                                      25,000             25,000
  Goldman Sachs FSQ Prime, 4.01%, 7/02/01                                                           33,000             33,000
  Harris Insight Money Market Fund, 4.05%, 7/02/01                                                  33,150             33,150
  ING Bank NV, CD, 4.00%, 7/05/01                                                                   30,000             30,000
  Janus Institutional Money Market Fund, 4.12%, 7/02/01                                             33,150             33,150
  K2 (USA) LLC, MTN, 3.97%, 9/17/01                                                                 19,999             19,999
  Landesbank Baden-Wuerttemberg, Yankee, CD, 3.80%, 5/24/01                                         25,000             25,000
  Sigma Finance Inc., 3.85%, 1/11/02                                                                15,000             15,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      663,747
=============================================================================================================================
Repurchase Agreement (1.6%)
  J.P. Morgan Securities, Inc., 3.70%, dated 6/29/01, due 7/02/01 (Cost $72,239)                 (f)72,239             72,239
-----------------------------------------------------------------------------------------------------------------------------
Time Deposit (2.9%)
  Euro Time Deposit, 4.37%, 12/31/05 (Cost $ 135,798)                                              160,414            135,798
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $871,784)                                                                        871,784
=============================================================================================================================
Foreign Currency (0.8%)
  British Pound                                            GBP                                       2,775              3,908
  Euro                                                     EUR                                      25,851             21,884
  Hong Kong Dollar                                         HKD                                       5,851                750
  Japanese Yen                                             JPY                                   1,230,594              9,865
  Swiss Franc                                              CHF                                         181                101
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $36,519)                                                                                36,508
=============================================================================================================================

       The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

                                                                                                                       VALUE
                                                                                                                       (000)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (115.3%) (COST $5,170,226)                                                                       $5,283,217
-----------------------------------------------------------------------------------------------------------------------------
Other Assets (0.9%)
  Cash                                                                                              $5,481
  Receivable for Portfolio Shares Sold                                                              21,853
  Dividends Receivable                                                                               6,791
  Receivable for Investments Sold                                                                    3,901
  Foreign Withholding Tax Reclaim Receivable                                                         2,138
  Due from Advisor                                                                                     124
  Receivable for Security Lending                                                                       84
  Interest Receivable                                                                                   48
  Other                                                                                                124             40,544
-----------------------------------------------------------------------------------------------------------------------------
Liabilities (-16.2%)
  Collateral on Securities Loaned                                                                 (663,747)
  Payable for Investments Purchased                                                                (47,935)
  Net Unrealized Loss on Foreign Currency Exchange Contracts                                       (19,889)
  Investment Advisory Fees Payable                                                                  (9,228)
  Administrative Fees Payable                                                                         (642)
  Custodian Fees Payable                                                                              (419)
  Directors' Fees and Expenses Payable                                                                (377)
  Distribution Fees Payable                                                                            (25)
  Payable for Portfolio Shares Redeemed                                                                 (4)
  Other Liabilities                                                                                   (209)          (742,475)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                  $4,581,286
=============================================================================================================================
NET ASSETS CONSIST OF:
Paid in Capital                                                                                                    $4,352,639
Accumulated Net Investment Income                                                                                      50,696
Accumulated Net Realized Gain                                                                                          85,326
Unrealized Appreciation on Investments and Foreign Currency Translations                                               92,625
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                         $4,581,286
=============================================================================================================================
CLASS A:
NET ASSETS                                                                                                         $4,543,597
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 274,863,861 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                                  $16.53
=============================================================================================================================
CLASS B:
NET ASSETS                                                                                                            $37,689
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 2,290,199 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                                  $16.46
=============================================================================================================================

--------------------------------------------------------------------------------
(a) -- Non-income producing security
(c) -- All or a portion of security on loan at June 30, 2001 -- See Note A-9 to financial statements
(e) -- 144A security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
CD -- Certificate of Deposit
GDR -- Global Depositary Receipt
MTN -- Medium Term Note
RNC -- Non Convertible Saving Shares
--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

           CURRENCY                                                  IN                                         NET
              TO                                                  EXCHANGE                                 UNREALIZED
           DELIVER             VALUE    SETTLEMENT                  FOR                    VALUE           GAIN/(LOSS)
            (000)              (000)       DATE                    (000)                    (000)             (000)
----------------------------------------------------------------------------------------------------------------------
EUR                1,737      $1,470      7/2/01           U.S.$            1,468          $1,468              .$(2)
JPY              900,000       7,214      7/2/01           U.S.$            7,218           7,218                 4
U.S.$              2,090       2,090      7/2/01           AUD              4,090           2,086                (4)
U.S.$              1,468       1,468      7/2/01           SEK             15,932           1,465                (3)
EUR                5,550       4,698      7/3/01           U.S.$            4,698           4,698                 --
U.S.$              4,698       4,698      7/3/01           JPY            584,544           4,686               (12)
U.S.$              6,895       6,895      7/3/01           GBP              4,901           6,903                 8
EUR               48,115      40,672      10/4/01          U.S.$           42,322          42,322              1,650
GBP              320,000     448,959      10/4/01          U.S.$          453,470         453,470              4,511
U.S.$            453,470     453,470      10/4/01          EUR            515,078         435,396            (18,074)
U.S.$             42,322      42,322      10/4/01          GBP             30,000          42,090               (232)
U.S.$            131,944     131,944      10/5/01          EUR            148,010         125,111             (6,833)
JPY           16,400,000     132,846      10/5/01          U.S.$          131,944         131,944               (902)
                          ----------                                                   ----------           --------
                          $1,278,746                                                   $1,258,857           $(19,889)
                          ==========                                                   ==========           ========

AUD -- Australian Dollar
SEK -- Swedish Krona

        SUMMARY OF TOTAL FOREIGN SECURITIES BY
       INDUSTRY CLASSIFICATION--JUNE 30, 2001

                                                    PERCENT
                                         VALUE       OF NET
INDUSTRY                                 (000)       ASSETS
-----------------------------------------------------------
Consumer Discretionary            U.S.$448,784        9.8%
Consumer Staples                       965,342       21.1
Energy                                 292,210        6.4
Financials                             744,606       16.3
Healthcare                             430,166        9.4
Industrials                            326,655        7.1
Information Technology                 209,057        4.6
Materials                              369,641        8.0
Telecommunication Services             330,294        7.2
Utilities                              258,170        5.6
------------------------------------------------------------
                                U.S.$4,374,925       95.5%
============================================================

The accompanying notes are an integral part of the financial statements.

International Magnum Portfolio
   Investment Overview

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)
--------------------------------------------

--------------------------------------------
[GRAPHIC]  - United Kingdom  26.0%
           - Japan           24.8
           - France           8.7
           - Switzerland      7.2
           - Netherlands      6.1
           - Germany          4.4
           - Italy            3.4
           - Sweden           2.6
           - Australia        2.4
           - Spain            2.0
           - Other           12.4
--------------------------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
--------------------------------------------

                                  TOTAL RETURNS(2)
                      --------------------------------------
                                         AVERAGE    AVERAGE
                                          ANNUAL     ANNUAL
                                 ONE        FIVE      SINCE
                       YTD      YEAR        YEAR   INCEPTION
------------------------------------------------------------
Portfolio - Class A  -10.55%  -18.08%      3.47%      4.11%
Portfolio - Class B  -10.59   -18.27       3.22       3.84
Index                -14.61   -23.60       2.89       3.65

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of -10.55% for the Class A shares and -10.59% for the Class B shares compared to -14.61% for the Index. For the one year period ended June 30, 2001, the Portfolio had a total return of -18.08% for the Class A shares and -18.27% for the Class B shares compared to -23.60% for the Index. For the five year period ended June 30, 2001, the Portfolio had an average annual total return of 3.47% for the Class A shares and 3.22% for the Class B shares compared to 2.89% for the Index. For the period from inception on March 15, 1996 through June 30, 2001, the average annual total return for the Class A shares was 4.11% and 3.84% for the Class B shares compared to 3.65% for the Index.

MARKET REVIEW

The first six months of the year were a difficult environment for international equity investors as markets continued to post losses on news of deteriorating economic fundamentals and corporate profit and earnings declines. Despite brief rebounds in January and April, international markets experienced challenging conditions for most of the quarter. Investors turned bearish about both market and economic prospects in Europe as it became increasingly likely that profits and earnings would take a larger hit than at first anticipated. Despite six interest rate cuts by the U.S. Fed to help stimulate the U.S. economy and markets, Europe's markets languished, in part due to the continued poor performance of the euro which depreciated almost 10% versus the U.S. dollar. Sectors seeing the greatest losses during the period were the cyclically sensitive information technology and telecommunication services, which fell 28.6% and 24.6%, respectively. From a regional standpoint, Europe was the relative underperformer in both U.S. dollar and local currency terms, falling 17.5% and 9.7%, respectively. Japan saw higher local currency returns of 0.1%, but due to currency depreciation fell 8.3% in U.S. dollars, while Asia ex-Japan was in negative territory in both U.S. dollars (-7.7%) as well as local currency (-3.0%).

Over the course of the period we retained our underweight to Europe while remaining market weight in Japan and slightly underweight in Asia ex-Japan. In January, we implemented a 10% hedge to our yen exposure to protect the U.S. dollar value of investments in Japan against a depreciating yen. We increased this hedge to 15% in February, which served the Portfolio well as the yen depreciated over 9% during the course of six months. The Portfolio's outperformance was driven primarily by stock and sector selection in Europe, particularly our underweight to information technology and stock and sector selection in consumer staples. Regional allocation also contributed to returns thanks to our underweight to underperforming Europe.

MARKET OUTLOOK

The earnings downturn which was thought at the beginning of the year to affect primarily the U.S. has spread to Europe and Asia. Although expectations for earnings have been revised downward significantly in Europe, we believe that these revisions are to a large extent being reflected in stock prices and valuations. Our outlook for Japan is one of cautious optimism, as Prime Minister Koizumi seems poised to institute aggressive reforms in Japan's financial system. Although these much needed reforms may be painful in the short-term, the market reaction in the long-term is expected to be positive. We anticipate remaining underweight to Europe, particularly in the Euro-zone, and market weight in Japan and Asia. We expect to continue to remain defensive in our sector and industry allocations as we believe that the less cyclical sectors will continue to provide a measure of safety in this volatile environment.

July 2001

Morgan Stanley Institutional Fund, Inc.
International Magnum Portfolio
Financial Statements
June 30, 2001 (Unaudited)

Statement of Net Assets

                                                                                                                         VALUE
                                                                                                    SHARES               (000)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (93.4%)
Australia (2.4%)
  AMP Ltd.                                                                                          12,050               $135
  BHP Billiton Ltd.                                                                                 28,250                153
  Brambles Industries Ltd.                                                                           6,250                153
  Broken Hill Proprietary Co., Ltd.                                                                 28,250                150
  Commonwealth Bank of Australia                                                                    25,950                452
  CSL Ltd.                                                                                           8,500                207
  ERG Ltd.                                                                                      (a)103,350                 76
  Fosters Brewing Group Ltd.                                                                       102,200                285
  Lend Lease Corp., Ltd.                                                                            14,860                 95
  National Australia Bank Ltd.                                                                      32,780                586
  News Corp., Ltd.                                                                                  67,000                616
  Qantas Airways Ltd.                                                                               51,900                 93
  Rio Tinto Ltd.                                                                                    20,950                365
  Telstra Corp., Ltd.                                                                               90,350                248
  Westpac Banking Corp.                                                                             53,050                391
  WMC Ltd.                                                                                          36,400                178
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,183
=============================================================================================================================
China/Hong Kong (1.9%)
  Asia Satellite Telecommunications Holdings Ltd.                                                   74,000                128
  Cathay Pacific Airways Ltd.                                                                       95,000                128
  Cheung Kong Holdings Ltd.                                                                         22,600                246
  China Telecom Ltd.                                                                             (a)87,600                463
  CLP Holdings Ltd.                                                                                 15,000                 63
  Hang Seng Bank Ltd.                                                                                7,000                 72
  Hong Kong & China Gas Co., Ltd.                                                               (c)192,390                242
  Hong Kong Exchanges & Clearing Ltd.                                                               42,000                 75
  HSBC Holdings plc (Registered)                                                                    23,700                280
  Hutchison Whampoa Ltd.                                                                            73,840                746
  Li & Fung Ltd.                                                                                   204,200                335
  SmarTone Telecommunications Holdings Ltd.                                                       (c)7,000                  8
  Sun Hung Kai Properties Ltd.                                                                      40,500                365
  Swire Pacific Ltd., Class A                                                                       16,000                 83
  Television Broadcasts Ltd.                                                                        25,000                105
  Wharf Holdings Ltd.                                                                               24,000                 50
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,389
=============================================================================================================================
Denmark (0.8%)
  Danisco A/S                                                                                       26,000                953
  Tele Danmark A/S                                                                                  10,340                373
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,326
=============================================================================================================================
Finland (1.7%)
  Metso Oyj                                                                                         45,600                506
  Nokia Oyj                                                                                      (a)58,076              1,316
  Sampo Insurance Co., plc, Class A                                                                 63,775                542
  Stora Enso Oyj                                                                                    47,400                514
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,878
=============================================================================================================================
France (8.7%)
  Assurances Generales de France                                                                  (c)5,700                317
  Aventis S.A.                                                                                      59,627              4,760
  AXA                                                                                            (c)79,440              2,263
  Banque Nationale de Paris                                                                       (c)9,204                801
  Carrefour S.A.                                                                                     4,900                259

  Cie de Saint Gobain                                                                             (c)3,510               $477
  CNP Assurances                                                                                    15,160                511
  Groupe Danone                                                                                (c)(a)9,490              1,302
  JC Decaux S.A.                                                                                    14,200                190
  Pernod Ricard                                                                                      5,860                411
  Sanofi-Synthelabo S.A.                                                                          (c)3,452                227
  Schneider S.A.                                                                                  (c)6,110                338
  ST Microelectronics N.V.                                                                       (a)17,660                613
  Thomson Multimedia S.A.                                                                         (a)4,579                147
  TotalFina, Class B                                                                                16,299              2,282
  Vivendi Environnement                                                                              8,967                377
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,275
=============================================================================================================================
Germany (3.3%)
  Bayer AG                                                                                       (c)41,460              1,614
  Bayerische Hypo Uno Vereinsbank AG                                                              (c)7,345                359
  Deutsche Bank AG                                                                                   5,789                414
  Deutsche Post AG                                                                            (c)(a)85,403              1,352
  Deutsche Telekom AG (Registered)                                                                  54,949              1,240
  Muechener Rueck AG (Registered)                                                                    2,963                832
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,811
=============================================================================================================================
Greece (0.2%)
  National Bank of Greece S.A.                                                                      12,560                372
=============================================================================================================================
Italy (3.4%)
  Banco Intesa S.p.A.                                                                              442,368              1,562
  ENI S.p.A                                                                                     (c)132,316              1,613
  Telecom Italia Mobile S.p.A.                                                                      87,900                448
  Telecom Italia S.p.A. (RNC)                                                                   (c)126,437              1,134
  UniCredito Italiano S.p.A.                                                                    (c)293,413              1,259
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,016
=============================================================================================================================
Japan (24.8%)
  Aiwa Co., Ltd.                                                                                    25,500                129
  Amada Co., Ltd.                                                                                  105,000                531
  Canon, Inc.                                                                                       35,000              1,414
  Casio Computer Co., Ltd.                                                                       (c)92,000                535
  Dai Nippon Printing Co., Ltd.                                                                     57,000                695
  Daicel Chemical Industries Ltd.                                                                  161,000                563
  Daifuku Co., Ltd.                                                                                111,000                550
  Daikin Industries Ltd.                                                                         (c)62,000              1,148
  Denki Kagaku Kogyo Kabushika Kaisha                                                              120,000                407
  FamilyMart Co., Ltd.                                                                              22,700                370
  Fuji Machine Manufacturing Co.                                                                    33,000                604
  Fuji Photo Film Ltd.                                                                              33,000              1,423
  Fujitec Co., Ltd.                                                                                 54,000                252
  Fujitsu Ltd.                                                                                     104,000              1,092
  Furukawa Electric Co.                                                                             58,000                463
  Hitachi Credit Corp.                                                                              56,000              1,342
  Hitachi Ltd.                                                                                  (c)139,000              1,365
  House Foods Corp.                                                                                 20,000                219
  Kaneka Corp.                                                                                  (c)122,000              1,104
  Kurita Water Industries Ltd.                                                                      61,000                839
  Kyocera Corp.                                                                                     12,800              1,129
  Kyudenko Corp., Ltd.                                                                              33,000                112
  Lintec Corp.                                                                                   (c)70,000                644
  Matsushita Electric Industrial Co., Ltd.                                                          71,000              1,111
  Minebea Co., Ltd.                                                                                 73,000                480

       The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

                                                                                                                         VALUE
                                                                                                    SHARES               (000)
------------------------------------------------------------------------------------------------------------------------------
Japan (cont.)
  Mitsubishi Chemical Industries                                                                   178,000               $477
  Mitsubishi Corp.                                                                                  27,000                218
  Mitsubishi Estate Co., Ltd.                                                                       57,000                524
  Mitsubishi Heavy Industries Ltd.                                                                 210,000                958
  Mitsubishi Logistics Corp.                                                                        40,000                364
  Mitsubishi Tokyo Finance Group, Inc.                                                                  19                158
  Mitsumi Electric Co., Ltd.                                                                     (c)47,000                876
  Nagase & Co., Ltd.                                                                                30,000                145
  NEC Corp.                                                                                         75,000              1,013
  Nifco, Inc.                                                                                    (c)58,000                599
  Nintendo Co., Ltd.                                                                                 9,100              1,656
  Nippon Meat Packers, Inc.                                                                         42,000                509
  Nissan Motor Co., Ltd.                                                                        (a)178,000              1,229
  Nissei Sangyo Co., Ltd.                                                                           18,000                239
  Nissha Printing Co., Ltd.                                                                         43,000                309
  NTT DoCoMo                                                                                           185                964
  Ono Pharmaceutical Co., Ltd.                                                                      30,000                952
  Ricoh Co., Ltd.                                                                                   66,000              1,423
  Rinnai Corp.                                                                                      26,700                520
  Rohm Co., Ltd.                                                                                     5,000                777
  Ryosan Co., Ltd.                                                                               (c)26,000                385
  Sangetsu Co., Ltd.                                                                                16,000                237
  Sankyo Co., Ltd.                                                                                  48,000                866
  Sanwa Shutter Corp.                                                                              123,000                344
  Sekisui Chemical Co.                                                                          (c)112,000                463
  Sekisui House Co., Ltd.                                                                           83,000                705
  Shin-Etsu Polymer Co., Ltd.                                                                       93,000                449
  Sony Corp.                                                                                        20,600              1,354
  Suzuki Motor Co., Ltd.                                                                            59,000                785
  TDK Corp.                                                                                         15,000                699
  Tokyo Electric Power Co., Inc.                                                                    20,000                518
  Toshiba Corp.                                                                                    205,000              1,083
  Toyota Motor Corp.                                                                                33,000              1,161
  Tsubakimoto Chain Co.                                                                            108,000                349
  Yamaha Corp.                                                                                      64,000                645
  Yamanouchi Pharmaceutical Co., Ltd.                                                               31,000                870
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       43,344
=============================================================================================================================
Netherlands (6.1%)
  Akzo Nobel N.V.                                                                                   28,235              1,195
  ASM Lithography Holding N.V.                                                                   (a)12,250                275
  Buhrmann N.V.                                                                                     34,328                324
  CSM N.V.                                                                                          18,800                392
  Fortis (NL) N.V.                                                                                  28,826                701
  Gucci Group N.V.                                                                                (a)7,210                594
  ING Groep N.V.                                                                                    32,158              2,102
  Koninklijke (Royal) Philips Electronics N.V.                                                   (a)83,702              2,219
  Koninklijke Ahold N.V.                                                                            54,426              1,705
  Royal Dutch Petroleum Co.                                                                         15,596                897
  Vedior N.V.                                                                                       32,277                292
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,696
=============================================================================================================================
New Zealand (0.1%)
  Telecom Corp. of New Zealand Ltd.                                                                 55,500                127
=============================================================================================================================
Norway (0.3%)
  Statoil ASA                                                                                       60,900                450
=============================================================================================================================

Portugal (0.5%)
  Banco Commercial Portugues (Registered)                                                           83,090               $310
  Electricidade de Portugal S.A.                                                                (a)142,200                339
  Portugal Telecom S.A.                                                                             19,959                139
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          788
=============================================================================================================================
Singapore (1.4%)
  City Developments Ltd.                                                                            20,000                 77
  DBS Group Holdings Ltd.                                                                        (c)46,965                345
  Keppel Corp., Ltd.                                                                                42,000                 83
  Neptune Orient Lines Ltd. (Foreign)                                                           (a)105,000                 81
  OMNI Industries Ltd.                                                                           (c)89,000                197
  Oversea-Chinese Banking Corp. (Foreign)                                                        (c)46,800                306
  Overseas Union Bank Ltd. (Foreign)                                                             (c)60,816                315
  Sembcorp Logistics Ltd.                                                                          140,000                179
  Singapore Airlines Ltd.                                                                           22,000                152
  Singapore Press Holdings Ltd.                                                                     22,000                242
  Singapore Telecommunications Ltd.                                                              (c)59,000                 62
  United Overseas Bank Ltd. (Foreign)                                                               33,792                213
  Venture Manufacturing Ltd.                                                                        29,000                193
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,445
=============================================================================================================================
Spain (2.0%)
  Amadeus Global Travel Distribution S.A.                                                    (c)(a)162,535                984
  Banco Popular Espanol                                                                             16,670                582
  Endesa S.A.                                                                                    (c)24,060                384
  Repsol S.A.                                                                                       11,800                195
  Telefonica S.A.                                                                                  108,464              1,337
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,482
=============================================================================================================================
Sweden (2.6%)
  Assa Abloy AB                                                                                     48,910                699
  ForeningsSparbanken AB                                                                            42,890                497
  Nordbanken Holding AB                                                                            296,756              1,692
  Svenska Cellulosa AB, Class B                                                                     12,700                269
  Svenska Handelsbanken,  Class A                                                                   82,775              1,183
  Swedish Match AB                                                                                  51,300                241
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,581
=============================================================================================================================
Switzerland (7.2%)
  AstraZeneca Group plc                                                                             10,300                476
  Cie Financiere Richemont AG, Class A                                                                 688              1,761
  Holcim Ltd., Class B                                                                               4,436                903
  Kaba Holdings AG, Class B (Registered)                                                             1,517                300
  Nestle S.A. (Registered)                                                                          18,616              3,957
  Novartis AG (Registered)                                                                          43,380              1,570
  Novartis S.A.                                                                                      4,200                152
  Roche Holding AG                                                                                   7,507                541
  Schindler Holding AG (Registered)                                                                    382                425
  Swiss Reinsurance (Registered)                                                                    (c)100                200
  Syngenta AG                                                                                    (a)24,771              1,302
  UBS AG                                                                                             4,763                682
  Zurich Financial Services AG                                                                         952                325
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12,594
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

                                                                                                                         VALUE
                                                                                                    SHARES               (000)
------------------------------------------------------------------------------------------------------------------------------
United Kingdom (26.0%)
  Allied Domecq plc                                                                                380,301             $2,374
  Amvescap plc                                                                                      19,528                340
  AstraZeneca Group plc                                                                             11,770                549
  BAA plc                                                                                           44,500                414
  BAE Systems plc                                                                                  213,400              1,023
  Barclays plc                                                                                      56,861              1,746
  Blue Circle Industries plc                                                                        56,672                393
  BOC Group plc                                                                                     63,440                929
  BP Amoco plc                                                                                     166,561              1,371
  British American Tobacco plc                                                                     127,100                967
  British Telecommunications plc                                                                   163,428              1,029
  Cadbury Schweppes plc                                                                            398,166              2,689
  Centrica plc                                                                                     134,100                429
  Compass Group plc                                                                                 27,815                221
  Diageo plc                                                                                       164,690              1,809
  Egg plc                                                                                        (a)94,400                211
  GKN plc                                                                                           55,365                532
  GlaxoSmithKline plc                                                                              162,545              4,578
  Great Universal Stores plc                                                                       155,913              1,336
  HSBC Holdings plc                                                                                 21,100                250
  Imperial Tobacco Group plc                                                                        98,860              1,163
  Innogy Holdings plc                                                                                  600                  2
  Lattice Group plc                                                                             (a)365,871                818
  Lloyds TSB Group plc                                                                             156,023              1,563
  Prudential Corp. plc                                                                              83,290              1,010
  Reckitt Benckiser plc                                                                             68,226                985
  Reed International plc                                                                           114,335              1,014
  Rentokil Initial plc                                                                             640,668              2,174
  Rolls-Royce plc                                                                                  240,575                794
  Sainsbury (J) plc                                                                                158,040                987
  Scottish & Southern Energy plc                                                                    92,350                871
  Shell Transport & Trading Co., plc                                                               313,850              2,612
  Smiths Industries plc                                                                             61,612                716
  SSL International plc                                                                            120,750                850
  Tesco plc                                                                                        147,509                533
  Vodafone Group plc                                                                             1,817,790              4,032
  Wolseley plc                                                                                      54,640                409
  WPP Group plc                                                                                    174,594              1,721
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       45,444
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $167,552)                                                                                   163,201
=============================================================================================================================
PREFERRED STOCKS (1.1%)
Germany (1.1%)
  Fresenius Medical Care         AG                                                                 11,306              1,067
  Henkel KGaA-Vorzug                                                                                14,520                842
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $1,881)                                                                                    1,909
=============================================================================================================================
RIGHTS (0.0%)
Japan (0.0%)
  Aiwa Co., Ltd. (First Section) (Cost$)                                                                26                 20
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN SECURITIES (94.5%) (COST $169,433)                                                                      165,130
=============================================================================================================================

                                                                                                      FACE
                                                                                                    AMOUNT
                                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (19.3%)
Short-Term Investments held as Collateral on Loaned Securities (9.8%)
  AIM S.T. Investment Co., 4.09%, 7/02/01                                                             $750               $750
  Ciesco LP, MTN, 3.95%, 10/15/01                                                                      500                500
  Dreyfus Cash Management Plus Fund, 4.05%, 7/02/01                                                    750                750
  Evergreen Select Money Market Fund, 4.00%, 7/02/01                                                   750                750
  Federated Prime Value Fund, 4.01%, 7/02/01                                                           750                750
  Goldman Sachs FSQ Prime, 4.01%, 7/02/01                                                              750                750
  Harris Insight Money Market Fund, 4.05%, 7/02/01                                                     750                750
  Janus Institutional Money Market Fund, 4.12%, 7/02/01                                                750                750
  K2 (USA) LLC, MTN, 3.97%, 9/17/01                                                                    400                400
  UBS Warburg LLC, MTN, (Repurchase Agreement) 4.07%, 1/11/02                                       10,942             10,942
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       17,092
=============================================================================================================================
REPURCHASE AGREEMENT (9.5%)
  J.P. Morgan Securities, Inc. 3.70%, dated 6/29/01, due
    7/02/01 (Cost $16,625)                                                                       (f)16,625             16,625
-----------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $33,717)                                                                            33,717
=============================================================================================================================
FOREIGN CURRENCY (0.2%)
  Australian Dollar                         AUD                                                         36                 18
  British Pound                             GBP                                                          5                  6
  Danish Krone                              DKK                                                         93                 10
  Euro                                      EUR                                                         70                 60
  Hong Kong Dollar                          HKD                                                         17                  2
  Japanese Yen                              JPY                                                     24,918                200
  New Zealand Dollar                        NZD                                                         15                  6
  Singapore Dollar                          SGD                                                          3                  2
  Swiss Franc                               CHF                                                         14                  8
-----------------------------------------------------------------------------------------------------------------------------
Total Foreign Currency (Cost $321)                                                                                        312
=============================================================================================================================

      The accompanying nots are an integral part of the financial statements.

                                                                                                                        Value
                                                                                                                        (000)
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (114.0%) (COST $203,471)                                                                         $199,159
=============================================================================================================================

OTHER ASSETS (1.4%)
  Cash                                                                                                  $1
  Due from Broker                                                                                    1,008
  Receivable for Investments Sold                                                                      928
  Dividends Receivable                                                                                 209
  Foreign Withholding Tax Reclaim Receivable                                                           142
  Receivable for Portfolio Shares Sold                                                                 111
  Unrealized Gain on Foreign Currency Exchange Contracts                                                95
  Interest Receivable                                                                                    3
  Other                                                                                                  3              2,500
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES (-15.4%)
  Collateral on Securities Loaned                                                                  (17,092)
  Payable for Investments Purchased                                                                 (9,382)
  Investment Advisory Fees Payable                                                                    (312)
  Custodian Fees Payable                                                                               (51)
  Administrative Fees Payable                                                                          (32)
  Directors' Fees and Expenses Payable                                                                 (20)
  Distribution Fees Payable                                                                            (11)
  Other Liabilities                                                                                    (35)           (26,935)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $174,724
=============================================================================================================================
NET ASSETS CONSIST OF:
Paid in Capital                                                                                                      $187,210
Accumulated Net Investment Income                                                                                         321
Accumulated Net Realized Loss                                                                                          (7,873)
Unrealized Depreciation on Investments and Foreign Currency                                                            (4,934)
  Translations
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $174,724
=============================================================================================================================
CLASS A:
NET ASSETS                                                                                                           $156,731
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 15,158,643 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                                  $10.34
=============================================================================================================================
CLASS B:
NET ASSETS                                                                                                            $17,993
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 1,746,854 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                                  $10.30
=============================================================================================================================

--------------------
(a)--Non-income producing security
(c)--All or a portion of security on loan at June 30, 2001 -- See Note A-9 to financial statements
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
MTN--Medium Term Note
RNC--Non Convertible Saving Shares


--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

           CURRENCY                                                  IN                                         NET
              TO                                                  EXCHANGE                                 UNREALIZED
           DELIVER             VALUE    SETTLEMENT                  FOR                    VALUE           GAIN/(LOSS)
            (000)              (000)       DATE                    (000)                    (000)             (000)
----------------------------------------------------------------------------------------------------------------------
EUR              3,000          $2,537     9/12/01      U.S.$                2,541          $2,541                  $4
JPY            236,740           2,131     9/12/01      U.S.$                2,184           2,184                  53
JPY            503,299           4,067     9/12/01      U.S.$                4,160           4,160                  93
GBP              1,530           2,148     9/12/01      U.S.$                2,147           2,147                  (1)
U.S.$            2,555           2,555     9/12/01      EUR                  2,993           2,531                 (24)
U.S.$            1,118           1,118     9/12/01      JPY                135,290           1,093                 (25)
U.S.$            2,176           2,176     9/12/01      GBP                  1,546           2,171                  (5)
                               -------                                                     -------                 ---
                               $16,732                                                     $16,827                 $95
                               =======                                                     =======                 ===

------------------------------------------------------------
FUTURES CONTRACTS:

  At June 30, 2001, the following futures contracts were open:

                                                       NET
                               NOTIONAL              UNREALIZED
        NUMBER OF                 VALUE  EXPIRATION   GAIN/LOSS
        CONTRACTS                 (000)        DATE       (000)
---------------------------------------------------------------
   LONG:
CAC40 10            21 U.S.$      945      Sept-01        $4
Index
(France)
DAX Index            9 U.S.$    1,179      Sept-01        26
(Germany)
FTSE 100            27 U.S.$    2,154      Sept-01       (29)
Index
(United
Kingdom)
MIB30 Index         33 U.S.$      483      Sept-01        11
(Italy)
                                                        ---
                                                        $12
                                                        ===

        SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                 CLASSIFICATION--JUNE 30, 2001

                                                  PERCENT
                                           VALUE   OF NET
INDUSTRY                                   (000)   ASSETS
---------------------------------------------------------
Consumer Discretionary               U.S.$24,361    13.9%
Consumer Staples                          22,108    12.7
Energy                                     9,421     5.4
Financials                                28,821    16.5
Health Care                               17,665    10.1
Industrials                               20,712    11.9
Information Technology                    13,925     8.0
Materials                                 12,451     7.2
Telecommunications Services               11,603     6.5
Utilities                                  4,043     2.3
Other                                         20     0.0
----------------------------------------------------------
                                    U.S.$165,130    94.5%
==========================================================

 The accompanying notes are an integral part of the financial statements.

International Small Cap Portfolio
Investment Overview

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)
--------------------------------------------

--------------------------------------------
[GRAPHIC]  - Japan           29.1%
           - United Kingdom  11.9%
           - Netherlands      8.4
           - Germany          8.4
           - Finland          5.9
           - Sweden           5.3
           - France           4.6
           - Switzerland      4.4
           - New Zealand      4.0
           - Australia        2.8
           - Other           15.2
----------------------------------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)
----------------------------------------------------

                                  TOTAL RETURNS(2)
                      --------------------------------------
                                         AVERAGE    AVERAGE
                                          ANNUAL     ANNUAL
                                 ONE        FIVE      SINCE
                       YTD      YEAR        YEAR   INCEPTION
------------------------------------------------------------
Portfolio            -1.29%   -8.82%     6.92%      11.63%
Index                -3.28   -16.74     -5.57        2.09

(1) The MSCI EAFE Small Cap Index is an unmanaged market valued weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of small non-U.S. issuers. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

For the six months ended June 30, 2001, the Portfolio had a total return of -1.29% compared to -3.28% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -8.82% compared to -16.74% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 6.92% compared to -5.57% for the Index. For the period from inception on December 15, 1992 through June 30, 2001, the average annual total return for the Portfolio was 11.63% compared to 2.09% for the Index.

MARKET REVIEW

During the first six months of the year, the Portfolio's value bias has helped preserve capital in a down market. An underweight to information technology was a key contributor to relative performance over the last six months. Strong stock selection in financials also proved to be a positive. Selected healthcare companies performed strongly, as Ramsay Healthcare, one of the largest private hospital owners in Australia, rose 52% during the second quarter and was a top contributor to performance. The company has good earnings momentum driven by strong demand for quality hospital care, tight cost control, greater efficiencies from recent acquisitions and improved reimbursement rates. Fisher & Paykel, health care product and white good manufacturer, rose 48% during the second quarter as the market began to anticipate a splitting up of the company's healthcare and white goods divisions. The increased share price reflects the re-valuation of the healthcare business now viewed more transparently as a separate business unit in the company's accounts. F&P's healthcare division is a world leader in the niche market of humidification. Healthcare earnings have been growing around
30% recently driven by new product launches in the U.S., and increased awareness of the benefits of humidification in the treatment of respiratory illnesses like obstructive sleep apnea (OSA). Sweden's Scandic Hotels rose strongly following Hilton Group plc's successful takeover bid for the company.

Detractors from performance during the last six months were weak stock selection across industrials and materials, primarily in Japan and the Netherlands. Dutch office supplies company Burhmann fell dramatically in the quarter following its second profit warning in six months. Through last year's acquisition of Corporate Express, Burhmann has become a significant player in the U.S. office products market. The faster than expected deterioration in U.S. demand has caught the company and us by surprise. We still believe the company is well run and has a great future. We particularly like the way the company has leveraged the internet as a low-cost distribution platform. However, in light of the dramatic downturn in Burhmann's U.S. business and the likelihood that this is a leading indicator of slowing global demand we are not adding to the position at these lower levels until we are certain that fundamentals have troughed. Top 10 holding, Sumitomo Osaka Cement, has weakened on concerns of slowing in its fiber optic related business. We see this as cyclical rather than structural and continue to be confident in the company's fundamentals and valuation. Medical implant manufacturer, Sulzer Medica, was also a key detractor. We sold the shares outright as we believe that the company's exposure to litigation relating to its faulty hip implants is unjustifiable.

We recently sold Scandic Hotels, following Hilton Group takeover bid for the company. Surf/beach clothing marketer Billabong International was sold after the shares exceeded our fair value target. In recognition of the worsening economic backdrop globally and lack of visibility for the economic sensitive sectors, we reduced our weightings in machinery companies FAG Kugelfischer, Kone (on strength), Legris and Spirax-Sarco and electronic equipment manufacturers Halma and Sartorius. These reductions were partially offset by large positions in two new consumer defensive food businesses, Danisco (Denmark) and Kamps (Germany). Elsewhere, we top-sliced our new investment in Norwegian insurer Storebrand following share price strength resulting from the announcement of two competing bids to takeover the company. We initiated a position in U.K. services company PHS. PHS is no. 2 in washroom services; no. 1 in dust mats, plant rentals and U.K. water dispensers. PHS generates high free cash flow from a business that requires minimal capital intensity. Earnings visibility is strong through forward servicing contracts and valuation doesn't reflect the quality and stability of the business.

MARKET OUTLOOK

In summary, Portfolio activity during the last six months has been aimed at increasing the defensiveness of the Portfolio in an environment of continued economic malaise. Interestingly, the small cap companies we own in the Portfolio appear well-positioned to weather the storm. This is due primarily to their discounted valuations relative to large caps (witness the number of our holdings recently acquired by industry buyers) and secondarily to the niche segments our companies compete in. These niches often are considered too small to pay in by the large companies and therefore margins and returns can be high. We continue to believe that international small caps offer an interesting mix of value and potential growth, notwithstanding their already defensive performance this year.

July 2001

Morgan Stanley Institutional Fund, Inc
International Small Cap Portfolio
Financial Statements
June 30, 2001 (Unaudited)


Statement of Net Assets

                                                                                                                         VALUE
                                                                                                    SHARES               (000)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (94.9%)
Australia (2.8%)
  Ausdoc Group Ltd.                                                                              2,685,875             $2,132
  E.R.G. Ltd.                                                                                 (a)2,194,125              1,611
  Neverfail Springwater Ltd.                                                                     1,074,400              2,161
  Ramsay Health Care Ltd.                                                                        3,013,448              4,688
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,592
=============================================================================================================================
Austria (1.0%)
  Austria Tabakwerke AG                                                                             31,300              2,186
  Head N.V.                                                                                     (a)396,803              1,545
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,731
=============================================================================================================================
Denmark (2.4%)
  Copenhagen Airports A/S                                                                           45,375              3,536
  Danisco A/S                                                                                       90,200              3,305
  Sydbank A/S                                                                                       46,885              2,337
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        9,178
=============================================================================================================================
Finland (5.9%)
  KCI Konecranes International                                                                     123,358              3,347
  Kone Oyj, Class B                                                                                 53,669              3,635
  Metso Oyj                                                                                        443,332              4,916
  Perlos Oyj                                                                                        90,050                854
  Rapala Normark Corp.                                                                             831,308              3,237
  Uponor Oyj                                                                                    (a)263,100              3,831
  Wartsila Oyj, Class B                                                                            122,630              2,465
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       22,285
=============================================================================================================================
France (4.6%)
  Algeco                                                                                            42,094              3,439
  Chargeurs                                                                                         48,696              3,298
  Coface                                                                                            22,486              1,504
  Europeene d'Extincteurs                                                                       (a)131,043              1,919
  Legris Industries                                                                                 25,406              1,137
  Neopost S.A.                                                                                  (a)239,746              6,139
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       17,436
=============================================================================================================================
Germany (6.6%)
  Beru AG                                                                                          147,109              5,679
  Escada AG                                                                                      (a)88,395              2,170
  FAG Kugelfischer Georg Schaefer AG                                                               322,347              2,033
  Kamps AG                                                                                         475,400              4,407
  Marseille-Kliniken AG                                                                            246,581              2,369
  MPC Muenchmeyer Petersen Capital AG                                                               85,339              1,874
  Sartorius AG                                                                                     325,091              1,789
  SCS Standard Computer System AG                                                                (d)21,289                 --
  Techem AG                                                                                     (a)187,496              4,730
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       25,051
=============================================================================================================================
Hong Kong (1.3%)
  Asia Satellite Telecommunications Holdings Ltd.                                                1,964,500              3,400
  Vitasoy International Holdings Ltd.                                                            9,883,500              1,648
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,048
=============================================================================================================================

Ireland (0.9%)
  Green Property plc                                                                               529,196             $3,494
=============================================================================================================================
Italy (1.2%)
  Cassa di Risparmio di Firenze S.p.A.                                                        (a)2,310,900              2,338
  Sogefi S.p.A.                                                                                    958,600              2,065
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,403
=============================================================================================================================
Japan (29.1%)
  Aiful Corp.                                                                                       40,350              3,639
  Asatsu-DK, Inc.                                                                                  340,800              6,912
  Asia Securities Printing Co., Ltd.                                                               416,000              3,335
  Chiyoda Co., Ltd.                                                                                574,000              2,664
  Daibiru Corp.                                                                                    301,000              2,012
  Fukuda Denshi Co., Ltd.                                                                           78,000              1,776
  Hankyu Realty Co., Ltd.                                                                          670,000              2,014
  Hanshin Department Stores Ltd.                                                                   538,000              1,794
  Hurxley Corp.                                                                                    126,600              1,827
  Ishikawajima-Harima Heavy Industries Co., Ltd.                                              (a)2,428,000              5,995
  Jaccs Co., Ltd.                                                                                1,353,000              4,469
  Maezawa Kasei Industries                                                                         401,700              5,120
  Megane TOP Co., Ltd.                                                                             165,900              1,928
  Mirai Industry Co., Ltd.                                                                         257,700              2,520
  Nichiha Corp.                                                                                    437,800              3,896
  Nippon Broadcasting System, Inc.                                                                  80,000              2,822
  Nissan Fire & Marine Insurance Co.                                                               790,000              3,331
  Nissei Industries                                                                                278,000              2,184
  Nitta Corp.                                                                                      662,700              5,764
  Osaka Steel Co., Ltd.                                                                            617,200              2,469
  Osaki Electric Co., Ltd.                                                                    (a)1,160,000              6,175
  Pacific Metals Co., Ltd.                                                                    (a)4,066,000              5,411
  S.T Chemical Co., Ltd.                                                                           210,000              1,244
  Shidax Corp.                                                                                       1,368              2,193
  Sumitomo Osaka Cement Co., Ltd.                                                                2,627,000              5,475
  Tasaki Shinju Co., Ltd.                                                                          523,000              1,824
  Tenma Corp.                                                                                      320,000              4,163
  Toc Co.                                                                                        1,167,000              6,549
  Tokyo Kikai Seisakusho Ltd.                                                                      529,000              1,874
  Yomiuri Land Co., Ltd.                                                                         1,114,000              3,652
  Zeon Corp.                                                                                     1,151,000              5,075
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      110,106
=============================================================================================================================
Netherlands (8.4%)
  Buhrmann N.V.                                                                                    233,193              2,199
  CSM N.V.                                                                                         282,300              5,891
  Hollandsche Beton Groep N.V.                                                                     147,164              2,080
  IHC Caland N.V.                                                                                  127,650              6,430
  International Muller N.V.                                                                        207,495              4,769
  Nutreco Holding N.V.                                                                             148,373              6,356
  Samas Groep N.V.                                                                                 240,618              3,269
  Vedior N.V.                                                                                      108,715                985
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       31,979
=============================================================================================================================
New Zealand (4.0%)
  Fisher & Paykel Industries Ltd.                                                                1,291,468              6,173
  Fletcher Building Ltd.                                                                         4,352,763              4,179

   The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

                                                                                                                         VALUE
                                                                                                    SHARES               (000)
------------------------------------------------------------------------------------------------------------------------------
New Zealand (cont.)
  Frucor Beverages Group Ltd.                                                                 (a)2,165,200             $1,386
  Sky City Ltd.                                                                                    780,398              3,446
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,184
=============================================================================================================================
Norway (1.8%)
  Oceanor Holding ASA                                                                        (a)(d)228,020                 --
  Sparebanken                                                                                      159,748              4,544
  Storebrand ASA                                                                                   295,200              2,103
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,647
=============================================================================================================================
Spain (3.3%)
  Amadeus Global Travel Distribution S.A., Class A                                              (a)450,300              2,726
  Aurea Concesiones de Infraestructuras, S.A.                                                      218,900              3,891
  Miquel y Costas & Miquel, S.A.                                                                   205,484              6,001
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12,618
=============================================================================================================================
Sweden (5.3%)
  D. Carnegie & Co., AB, Class B                                                                     7,100                 81
  Esselte AB, Class B                                                                              576,200              3,338
  Getinge Industrier AB                                                                            175,355              3,047
  Haldex AB                                                                                        237,300              1,876
  Hoganas AB, Class B                                                                           (a)226,540              3,666
  Swedish Match AB                                                                               1,705,105              7,995
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       20,003
=============================================================================================================================
Switzerland (4.4%)
  Bobst AG (Bearer)                                                                                  1,162              1,526
  Edipresse (Bearer)                                                                                10,597              3,414
  Leica Geosystems AG                                                                             (a)8,845              2,534
  Saurer AG                                                                                       (a)4,734              1,549
  Valora Holding AG                                                                                 21,296              3,780
  Zehnder Holding AG, Class B                                                                        6,790              3,808
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       16,611
=============================================================================================================================
United Kingdom (11.9%)
  Alliance Unichem plc                                                                             223,355              1,698
  British Vita plc                                                                                 832,900              1,994
  Caradon plc                                                                                    1,482,900              3,320
  Devro plc                                                                                      3,543,657              2,695
  Donelon Tyson plc                                                                        (a)(d)2,540,850                 --
  Halma plc                                                                                      1,788,000              3,923
  Kendell plc                                                                             (a)(d)33,795,100                 --
  Laird Group plc                                                                                  692,600              1,902
  Luminar plc                                                                                      152,900              1,895
  Michael Page International plc                                                                   926,071              1,908
  NHP plc                                                                                        2,337,060              1,020
  Pentos plc                                                                               (a)(d)2,659,393                 --
  PHS Group plc                                                                                  3,408,100              4,080
  Reckitt Benckiser plc                                                                            266,570              3,848
  SIG plc                                                                                        1,330,900              4,030
  SMG plc                                                                                          917,316              2,345
  Spirax-Sarco Engineering plc                                                                     559,400              3,836
  SSL International plc                                                                            675,800              4,759
  The 600 Group plc                                                                              1,861,000              1,966
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       45,219
=============================================================================================================================
TOTAL COMMON STOCKS (COST $387,182)                                                                                   359,585
=============================================================================================================================

PREFERRED STOCKS (1.8%)
Germany (1.8%)
  Dyckerhoff AG                                                                                    162,664             $3,057
  Moebel Walther AG                                                                                211,898              2,029
  Wuerttembergische Metallwarenfabrik AG                                                           143,630              1,848
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $9,926)                                                                                    6,934
=============================================================================================================================
TOTAL FOREIGN SECURITIES (96.7%) (COST $397,108)                                                                      366,519
=============================================================================================================================

                                                                                                      FACE
                                                                                                    AMOUNT
                                                                                                     (000)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.9%)
Repurchase Agreement (2.9%)
  J.P. Morgan Securities, Inc., 3.70%, dated 6/29/01, due
    7/2/01 (Cost $11,174)                                                                       (f)$11,174             11,174
------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY (0.2%)
  Euro                                                EUR                                              363                307
  Japanese Yen                                        JPY                                           41,426                332
  New Zealand Dollar                                  NZD                                              233                 94
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY (COST $745)                                                                                        733
=============================================================================================================================
TOTAL INVESTMENTS (99.8%) (COST $409,027)                                                                             378,426
=============================================================================================================================
OTHER ASSETS (1.4%)
  Receivable for Investments Sold                                                                    4,124
  Dividends Receivable                                                                                 640
  Foreign Withholding Tax Reclaim Receivable                                                           582
  Receivable for Portfolio Shares Sold                                                                  75
  Interest Receivable                                                                                    2
Other                                                                                                   14              5,437
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES (-1.2%)
  Payable for Investments Purchased                                                                 (3,806)
  Investment Advisory Fees Payable                                                                    (847)
  Administrative Fees Payable                                                                          (58)
  Custodian Fees Payable                                                                               (49)
  Directors' Fees and Expenses Payable                                                                 (33)
  Net Unrealized Loss on Foreign Currency Exchange Contracts                                            (1)
  Other Liabilities                                                                                    (45)            (4,839)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $379,024
=============================================================================================================================

   The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

                                                                                                                        VALUE
                                                                                                                        (000)
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist Of:
Paid in Capital                                                                                                     $ 400,477
Undistributed Net Investment Income                                                                                     4,841
Accumulated Net Realized Gain                                                                                           4,366
Unrealized Depreciation on Investments and                                                                            (30,660)
  Foreign Currency Translations
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $ 379,024
=============================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 23,565,350 outstanding $0.001
  par value shares (authorized 500,000,000
  shares)                                                                                                           $   16.08
=============================================================================================================================

(a)  Non-income producing security
(d)  Securities were valued at fair value - See Note A-1 to financial statements.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                                             IN                           NET
     TO                                             EXCHANGE                     UNREALIZED
   DELIVER           VALUE        SETTLEMENT           FOR            VALUE         LOSS
    (000)            (000)          DATE              (000)           (000)         (000)
-------------------------------------------------------------------------------------------
U.S.$  1,079         $1,079        7/2/01          EUR     765       $1,078        $(1)
      ======                                                         ======        ====

------------------------------------------------------------
    SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
        CLASSIFICATION -- JUNE 30, 2001

                                                   PERCENT
                                          VALUE     OF NET
INDUSTRY                                  (000)     ASSETS
----------------------------------------------------------
Consumer Discretionary            U.S.$ 73,935       19.1%
Consumer Staples                        42,056       11.0
Financials                              41,309       10.7
Health Care                             19,984        5.2
Industrials                            123,177       32.3
Information Technology                  16,886        5.6
Materials                               49,172       12.8
------------------------------------------------------------
                                  U.S.$366,519       96.7%
============================================================

   The accompanying notes are an integral part of the financial statements.

                                        Morgan Stanley Institutional Fund, Inc.
                                        Investment Overview

Japanese Value Equity Portfolio

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)
----------------------------------------------

Machinery                                11.7%
Household Durables                       11.1
Computers & Peripherals                   9.8
Electronic Equipment & Instruments        8.8
Chemicals                                 8.3
Leisure Equipment & Products              8.0
Automobiles                               7.3
Pharmaceuticals                           6.1
Office Electronics                        6.1
Diversified Financials                    2.6
Other                                    20.2

----------------------------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)

                                  TOTAL RETURNS(2)
                      --------------------------------------
                                       AVERAGE      AVERAGE
                                        ANNUAL       ANNUAL
                                 ONE      FIVE        SINCE
                        YTD     YEAR      YEAR    INCEPTION
------------------------------------------------------------
Portfolio - Class A   -8.53%  -32.40%      0.65%       0.74%
Portfolio - Class B   -8.62   -32.64       0.29        1.65
Index - Class A       -8.26   -30.35      -6.54       -4.10
Index - Class B       -8.26   -30.35      -6.54       -5.64

(1) The MSCI Japan Index is an unmanaged index of common stocks.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Japanese Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. Effective May 21, 2001, the Portfolio changed its name from the Japanese Equity Portfolio to the Japanese Value Equity Portfolio.

For the six months ended June 30, 2001, the Portfolio had a total return of -8.53% for the Class A shares and -8.62% for the Class B shares compared to -8.26% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -32.40% for the Class A shares and -32.64% for the Class B shares compared to -30.35% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return for the Class A shares of 0.65% and 0.29% for the Class B compared to -6.54% for the Index. For the period from inception on April 25, 1994 through June 30, 2001, the average annual total return for the Class A shares was 0.74% compared to -4.10% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 1.65% compared to -5.64% for the Index.

MARKET REVIEW

During the second quarter of 2001, the Japanese market at one point climbed to almost 1,450 on the TOPIX after the Japanese fiscal year end in March and the election of Prime Minister Koizumi. Since then the market returned to levels at which the quarter began, lacking direction in the face of a confluence of events including investors' concerns about Koizumi's reforms, lack of news on individual stocks, a weakening domestic economy and the poor outlook for the U.S. economy and volatile global stock markets. In addition, the Japanese markets are reeling from the pressure of the unwinding of cross-holdings, and therefore negative supply and demand for stocks in the absence of buyers.

Japanese GDP for the first quarter of 2001 and earnings forecasts for leading blue chips also declined greater than forecasted while the Tankan report released during the second quarter of 2001 showed business confidence eroding greater than consensus estimates. This resulted in increasing doubts for a recovery in Japan for the second half of 2001 amid mounting concerns that Japan will enter a recession. However, Mr. Koizumi, Japan's first Prime Minister elected from an urban constituency in 45 years, gained increasing momentum in popularity enjoying great public support at a 90% approval rating, the highest on record in Japan. This is providing hope for a major reform in Japan's politics, non-performing loan write off's and a more transparent government giving "power to the people." These potentially Copernican reforms for Japan are arriving at a time when global economies are slowing and deflationary concerns are spreading to developed countries and are creating a conundrum of hope and anxiety for investors in Japanese equities.

MARKET OUTLOOK

We believe the worst is now being discounted by the markets. First, lower U.S. interest rates and tax cuts should begin to provide a cushion for the global economy, particularly during the second half of 2001. In addition, while most high tech companies in the U.S. and Japan have cut their earnings forecasts, seasonal year-end inventory adjustments may support supply and demand as production levels have already shrunk rapidly.

Also, Prime Minister Koizumi is expected to begin implementing his policies after the July elections and while there are concerns regarding his reforms during a sagging economy, the weaker yen should act as a "shock absorber" for his platform policies. Further monetary easing in Japan and new supplementary budgets are also expected to be used, as necessary, to provide stimulus to the economy. Furthermore, the proposed Japanese version of the "RTC" will likely facilitate additional capital injection for Japanese banks and Mr. Koizumi's extremely high popularity should generate a national consensus for purging non-performing loans from bank portfolios, although clearly painful in the short term.

On a corporate level, restructuring efforts are now moving from merely cost cutting to a greater focus on return on equity. For example, Hitachi and Matsushita are combining their "white goods" manufacturing; NEC and Hitachi are merging the manufacturing of semi-conductors; even "old economy" Kawasaki Steel and NKK have announced a full-fledged merger all during the second quarter. These examples would have not been contemplated by management just several years ago when the primary objective of Japanese enterprise was the pursuit of market share, regardless of profits, within collateralized business relationships.

In addition, new mark-to-market accounting changes from April 2001 will finally make balance sheets more transparent and consistent with G7 practice which could lead to a surge in M&A activity for cash rich Japanese stocks. We believe so much pessimism is now priced in Japanese shares that any positive news could cause the markets to jolt higher. Although the markets do not seem to have discounted a full-scale monetization by the Bank of Japan, the central bank may be forced to do so in the coming months as Mr. Koizumi begins his major reforms for the economy. In such a case, despite a weakening economy, such aggressive easing may result in the Japanese markets staging a rally and force underweight investors to scramble to raise their equity exposure. As such we continue to recommend that the risk of being out of the Japanese market today is greater than in the past ten years given downside risk and upside potential.

Recently, we have trimmed our exposure to Ricoh, Kyocera and Nintendo and added a new position in Mitsubishi Corporation which we believe is highly geared for an earnings improvement.

July 2001

                                         Morgan Stanley Institutional Fund, Inc.
                                                 Japanese Value Equity Portfolio
                                                            Financial Statements
                                                       June 30, 2001 (Unaudited)


Statement of Net Assets

                                                                          VALUE
                                                     SHARES               (000)
--------------------------------------------------------------------------------
Common Stocks (100.1%)
Auto Components (1.1%)
  Nifco, Inc.                                          46,000             $  475
--------------------------------------------------------------------------------
Automobiles (7.3%)
  Nissan Motor Co., Ltd.                           (a)150,000              1,035
  Suzuki Motor Co., Ltd.                               70,000                932
  Toyota Motor Corp.                                   36,000              1,267
--------------------------------------------------------------------------------
                                                                           3,234
--------------------------------------------------------------------------------
Banks (0.4%)
  Mitsubishi Tokyo Finance Group, Inc.                     20                167
--------------------------------------------------------------------------------
Building Products (0.6%)
  Sanwa Shutter Corp.                                 100,000                280
--------------------------------------------------------------------------------
Chemicals (8.3%)
  Daicel Chemical Industries Ltd.                     185,000                647
  Denki Kagaku Kogyo K K                              145,000                492
  Kaneka Corp.                                        122,000              1,104
  Lintec Corp.                                         50,000                460
  Mitsubishi Chemical Corp.                           193,000                517
  Shin-Etsu Polymer Co., Ltd.                          90,000                434
--------------------------------------------------------------------------------
                                                                           3,654
--------------------------------------------------------------------------------
Commercial Services & Supplies (2.4%)
  Dai Nippon Printing Co., Ltd.                       65,000                793
  Nissha Printing Co., Ltd.                           40,000                287
--------------------------------------------------------------------------------
                                                                          1,080
--------------------------------------------------------------------------------
Computers & Peripherals (9.8%)
  Fujitsu Ltd.                                       110,000              1,155
  Mitsumi Electric Co., Ltd.                          46,000                857
  NEC Corp.                                           80,000              1,081
  Toshiba Corp.                                      230,000              1,215
--------------------------------------------------------------------------------
                                                                          4,308
--------------------------------------------------------------------------------
Construction & Engineering (1.9%)
  Kurita Water Industries Ltd.                        61,000                839
--------------------------------------------------------------------------------
Distributors (0.8%)
  Nissei Sangyo Co., Ltd.                             27,000                358
--------------------------------------------------------------------------------
Diversified Financials (2.6%)
  Hitachi Capital Corp.                               48,000              1,151
--------------------------------------------------------------------------------
Diversified Telecommunication Services (2.5%)
  Nippon Telegraph & Telephone Corp.                     211              1,099
--------------------------------------------------------------------------------
Electric Utilities (1.2%)
  Tokyo Electric Power Co.                            20,000                518
--------------------------------------------------------------------------------
Electrical Equipment (1.3%)
  Furukawa Electric Co., Ltd.                         57,000                455
  Kyudenko Co., Ltd.                                  30,000                102
--------------------------------------------------------------------------------
                                                                            557
--------------------------------------------------------------------------------
Electronic Equipment & Instruments (8.8%)
  Hitachi Ltd.                                       136,000              1,335
  Kyocera Corp.                                       14,500              1,279
  Ryosan Co.                                          30,000                444
  TDK Corp.                                           18,000                838
--------------------------------------------------------------------------------
                                                                          3,896
--------------------------------------------------------------------------------
Food & Drug Retailing (1.0%)
  FamilyMart Co., Ltd.                                28,400                463
--------------------------------------------------------------------------------
Food Products (1.7%)
  House Foods Corp.                                   25,000                274
--------------------------------------------------------------------------------
  Nippon Meat Packers, Inc.                           38,000             $  460
--------------------------------------------------------------------------------
                                                                            734
--------------------------------------------------------------------------------
Household Durables (11.1%)
  Aiwa Co., Ltd.                                      20,000                101
  Casio Computer Co., Ltd.                           103,000                599
  Matsushita Electric Industrial Co., Ltd.            75,000              1,174
  Rinnai Corp.                                        22,000                428
  Sangetsu Co., Ltd.                                  10,000                148
  Sekisui Chemical Co.                                90,000                372
  Sekisui House Co., Ltd.                             85,000                722
  Sony Corp.                                          21,000              1,380
--------------------------------------------------------------------------------
                                                                          4,924
--------------------------------------------------------------------------------
Leisure Equipment & Products (8.0%)
  Fuji Photo Film Ltd.                                31,000              1,337
  Nintendo Corp., Ltd.                                 9,000              1,638
  Yamaha Corp.                                        55,000                554
--------------------------------------------------------------------------------
                                                                          3,529
--------------------------------------------------------------------------------
Machinery (11.7%)
  Amada Co., Ltd.                                    121,000                612
  Daifuku Co., Ltd.                                  140,000                694
  Daikin Industries Ltd.                              56,000              1,037
  Fuji Machine Manufacturing Co., Ltd.                36,000                659
  Fujitec Co., Ltd.                                   45,000                210
  Minebea Co., Ltd.                                   95,000                625
  Mitsubishi Heavy Industries Ltd.                   196,000                894
  Tsubakimoto Chain Co.                              133,000                430
--------------------------------------------------------------------------------
                                                                          5,161
--------------------------------------------------------------------------------
Marine (0.8%)
  Mitsubishi Logistics Corp.                          37,000                337
--------------------------------------------------------------------------------
Office Electronics (6.1%)
  Canon, Inc.                                         32,000              1,293
  Ricoh Co., Ltd.                                     64,000              1,380
--------------------------------------------------------------------------------
                                                                          2,673
--------------------------------------------------------------------------------
Pharmaceuticals (6.1%)
  Ono Pharmaceutical Co., Ltd.                        28,000                889
  Sankyo Co., Ltd.                                    46,000                830
  Yamanouchi Pharmaceutical Co., Ltd.                 34,000                954
--------------------------------------------------------------------------------
                                                                          2,673
--------------------------------------------------------------------------------
Real Estate (1.3%)
  Mitsubishi Estate Co., Ltd.                         65,000                598
--------------------------------------------------------------------------------
Semiconductor Equipment & Products (2.1%)
  Rohm Co., Ltd.                                       6,000                932
--------------------------------------------------------------------------------
Trading Companies & Distributors (1.2%)
  Mitsubishi Corp.                                    30,000                242
  Nagase & Co., Ltd.                                  62,000                300
--------------------------------------------------------------------------------
                                                                            542
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $46,438)                                       44,182
================================================================================

                                                     NO. OF
                                                   RIGHTS (000)
--------------------------------------------------------------------------------
Rights (0.0%)
Household Durables (0.0%)
  Aiwa Co., Ltd. (Cost $--)                               20                 16
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                        64

Statement of Net Assets

                                                      FACE
                                                     AMOUNT              VALUE
                                                     (000)               (000)
--------------------------------------------------------------------------------
Foreign Currency (0.3%)
  Japanese Yen (Cost $105) JPY                      $14,017             $   112
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $46,543)                                44,310
--------------------------------------------------------------------------------
Other Assets (0.3%)
  Dividends Receivable                                 134
  Other                                                  3                  137
--------------------------------------------------------------------------------
Liabilities (-0.7%)
  Bank Overdraft Payable                              (103)
  Investment Advisory Fees Payable                     (82)
  Payable for Investments Purchased                    (44)
  Directors' Fees and Expenses Payable                 (14)
  Administrative Fees Payable                          (10)
  Custodian Fees Payable                                (6)
  Distribution Fees Payable                             (2)
  Other Liabilities                                    (28)                (289)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $ 44,158
--------------------------------------------------------------------------------
Net Assets Consist Of:
Paid in Capital                                                        $ 82,193
Accumulated Net Investment Loss                                            (626)
Accumulated Net Realized Loss                                           (35,172)
Unrealized Depreciation on Investments and Foreign
 Currency Translations                                                   (2,237)
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 44,158
--------------------------------------------------------------------------------
CLASS A:
--------
NET ASSETS                                                             $ 42,217
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 6,058,546 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)                        $   6.97
--------------------------------------------------------------------------------
CLASS B:
---------
NET ASSETS                                                             $  1,941
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 281,736 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)                        $   6.89
--------------------------------------------------------------------------------

(a) Non-income producing security

    The accompanying notes are an integral part of the financial statements.
                                        65

                                       Morgan Stanley Institutional Fund, Inc.
                                       Investment Overview


Latin American Portfolio

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)
--------------------------------------------

Mexico                51.3%
Brazil                36.3
Chile                  6.2
Argentina              2.1
Venezuela              1.5
Other                  2.6

--------------------------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
FREE LATIN AMERICA INDEX(1)

                                   TOTAL RETURNS(2)
                       ---------------------------------------
                                         AVERAGE       AVERAGE
                                          ANNUAL        ANNUAL
                                  ONE       FIVE         SINCE
                        YTD      YEAR       YEAR     INCEPTION
--------------------------------------------------------------
Portfolio - Class A    5.88%   -10.65%      8.37%         9.87%
Portfolio - Class B    5.88    -10.81       8.14         12.47
Index - Class A        6.16     -7.98       4.56          4.84
Index - Class B        6.16     -7.98       4.56          6.79

(1) The MSCI Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Latin American Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of Latin American issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of 5.88% for the Class A shares and 5.88% for the Class B shares compared to 6.16% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -10.65% for the Class A shares and -10.81% for the Class B shares compared to -7.98% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 8.37% for the Class A and 8.14% for the Class B shares compared to 4.56% for the Index. For the period from inception on January 18, 1995 through June 30, 2001, the average annual total return of Class A shares was 9.87% compared to 4.84% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return of Class B shares was 12.47% compared to 6.79% for the Index.

MARKET REVIEW

Modest underperformance of the Portfolio relative to the Index was primarily due to country allocation. Our overweight in Brazil and underweight in Colombia detracted from performance. Our overweight in Mexico as well as our Mexican stock selection helped performance.

During the first quarter of 2001, investors witnessed a continuation of the global stock market correction of 2000. While there was a sharp rally in January as Latin and other emerging markets posted double-digit returns on the back of interest rate cuts in the U.S. and a pick-up in global equity markets, the good news was short-lived. February and March were difficult months for global markets. Investors remained focused on the slowing pace of global economic growth. Additionally, profit downgrades and earnings disappointments further depressed investor sentiment. The Latin American markets rebounded during the second quarter fueled by several U.S. interest rate easings as well as the significant investment during the month of May by Citigroup into the Mexican banking sector.

During the second quarter of 2001, MSCI announced details of its free float adjustment methodology. MSCI defines free float as the portion of shares that is deemed to be available for purchase in the public equity markets by international investors. The free float changes will be implemented in two phases beginning in November of this year, with the final phase on May 31, 2002.

The 6.2% increase in the Latin American equity returns was led by Colombia and Mexico, which appreciated 38.6% and 25.1%, respectively. Brazil was the laggard, falling 11.5%.

During the six month period, we further reduced our exposure in Argentina given its debt obligation troubles, currency exchange manipulations, and political ineffectiveness, all resulting in negative investor sentiment. We added to Mexico during the second quarter, funded by trimming our position in Brazil, as Mexico is seen as a safe haven. Brazil suffers from the lingering concerns over Argentina, the weakening of the real, and the negative macro-economic and political impact of the electricity rationing program.

MARKET OUTLOOK

The Latin American markets will continue to be subject to fluctuations in global market sentiment. Additionally, investors will remain focused on the Argentina debt exchange, political developments in Brazil and the strength of the Mexican peso. With global interest rates falling, Latin markets have the potential to trade well in the medium term. These markets continue to offer attractive valuations.

July 2001

                                       Morgan Stanley Institutional Fund, Inc.
                                       Latin American Portfolio
                                       Financial Statements
                                       June 30, 2001 (Unaudited)

Statement of Net Assets

                                                                          VALUE
                                                     SHARES               (000)
--------------------------------------------------------------------------------
Common Stocks (97.4%)
Argentina (2.1%)
  Quilmes Industrial S.A. ADR                       14,503            $   305
  Telecom Argentina ADR                             16,662                257
--------------------------------------------------------------------------------
                                                                          562
--------------------------------------------------------------------------------
Brazil (36.3%)
  Aracruz Celulose ADR                              18,026                337
  Banco Bradesco (Preferred)                    44,960,607                236
  Banco Bradesco ADR (Preferred)                    10,440                 54
  Banco Itau (Preferred)                         8,439,650                741
  Banco Nacional (Preferred)               (a,d)11,847,000                 --
  Brasil Telecom Participacoes
   S.A.                                              2,730                115
  Brazil Telecom S.A.                           74,508,452                444
  Celular CRT                                 (a)1,218,560                506
  CEMIG (Preferred)                             22,884,386                272
  CEMIG ADR                                         10,794                129
  CEMIG ADR (Preferred)                           (e)1,275                 15
  Cia de Bebidas das Americas                      916,000                213
  Cia Siderurgica Nacional                      15,968,000                298
  Cia Siderurgica Nacional ADR                       3,300                 61
  Companhia de Bebidas das
   Americas ADR                                     28,636                663
  Copel ADR (Preferred)                              7,249                 54
  Copel, Class B ADR (Preferred)                26,642,880                200
  CVRD                                            (a)5,000                115
  CVRD (Bonus Shares)                            (a)34,986                 --
  CVRD ADR (Preferred)                            (a)3,713                 86
  CVRD, Class A (Preferred)                      (a)25,159                573
  Electrobras, Class B
   (Preferred)                                  44,084,061                521
  Eletrobras                                     6,188,350                 79
  Eletrobras ADR                                     1,370                  9
  Eletrobras, Class B ADR
   (Preferred)                                         650                  4
  Embratel                                      10,889,800                 84
  Embratel ADR                                      25,525                191
  Empresa Brasileira de
   Aeronautica S.A. ADR                             10,400                406
  Gerdau (Preferred)                            24,669,864                192
  Itausa-Investimentos
   Itau S.A. (Preferred)                           254,361                228
  Lojas Arapua (Preferred)               (a,d,e)10,009,300                 --
  Lojas Arapua ADR (Preferred)               (a,d,e)13,460                 --
  Petrobras (Preferred)                             17,754                416
  Petrobras ADR (Preferred)                          5,800                136
  Petroleo Brasileiro S.A.                           6,044                159
  Petroleo Brasileiro S.A. ADR                   (a)41,350              1,075
  Tele Centro Sul (Preferred)                   10,938,632                 92
  Tele Nordeste Celular
   Participacoes (Preferred)                       109,700                 --
  Tele Norte Celular (Preferred)                40,818,900                 22
  Tele Norte Celular S.A. ADR                        1,300                 35
  Tele Norte Leste (Preferred)                   2,181,000                 33
  Tele Norte Leste ADR                              27,806                424
  Telemig Celular Participacoes
   S.A. (Preferred)                             26,128,000                 54
  Telemig Celular Participacoes
   S.A. ADR                                            578            $    24
  Telesp Celular                                    11,470                174
  Telesp Celular (Preferred)                     3,509,883                 21
  Unibanco GDR (Preferred)                          10,435                266
  Votorantim Celulose e Papel
   S.A.                                           (a)7,740                117
  Votorantim Celulose e Papel
   S.A. (Preferred)                              1,326,000                 40
--------------------------------------------------------------------------------
                                                                        9,914
--------------------------------------------------------------------------------
Chile (6.2%)
  Banco Edwards ADR                              (a)13,418                228
  Banco Santander ADR                                4,470                 77
  Banco Santiago ADR                                 5,203                119
  CCU ADR                                           11,394                251
  Cia. de Telecomunicaciones de Chile ADR        (a)26,919                379
  D&S ADR                                            7,221                107
  Endesa ADR                                     (a)15,185                171
  Enersis ADR                                    (a)18,396                275
  Quinenco ADR                                      10,819                 82
--------------------------------------------------------------------------------
                                                                        1,689
--------------------------------------------------------------------------------
Mexico (51.3%)
  Alfa, Class A                                    215,499                300
  America Movil SA de CV                            78,423              1,636
  Bancomer, Class O                             (a)930,761                922
  Banorte, Class O                              (a)121,493                255
  Carso Global Telecom                           (a)60,836                148
  Carso, Class A1                                (a)47,584                141
  Cemex CPO ADR                                     28,651                759
  Cemex S.A.                                        80,100                427
  Femsa ADR                                         21,895                937
  Grupo Aeroportuario del Sureste
   S.A. de C.V.                                 (a)167,400                314
  Grupo Aeroportuario del Sureste
   S.A. de C.V., ADR                              (a)4,650                 87
  Grupo Financiero Banamex
   Accival S.A.                                 (a)533,033              1,380
  Grupo Mexico S.A.                                 32,820                 86
  Grupo Modelo S.A., Class C                       102,914                281
  Kimberly-Clark, Class A                          277,162                821
  Panamerican Beverages, Inc., Class A               6,850                139
  StarMedia Network, Inc.                         (a)6,400                 12
  Tamsa ADR                                         23,759                301
  Televisa CPO GDR                               (a)19,304                772
  Telmex ADR                                        10,694                375
  Telmex, Class L ADR                               74,223              2,604
  Tubo de Acero de Mexico ADR                        3,100                 39
  Walmart de Mexico ADR                             (a)980                 27
  Walmart de Mexico, Class C                    (a)102,800                252
  Walmart de Mexico, Class V                    (a)356,773                970
--------------------------------------------------------------------------------
                                                                       13,985
--------------------------------------------------------------------------------
Venezuela (1.5%)
  CANTV ADR                                         17,608                413
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $28,131)                                   26,563
================================================================================

    The accompanying notes are an integral part of the financial statements.
                                        68

                                                     FACE
                                                     AMOUNT             VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL FOREIGN SECURITIES (97.4%)
 (COST $28,131)                                                      $ 26,563
================================================================================
Short-Term Investment (4.7%)
Repurchase Agreement (4.7%)
  J.P. Morgan Securities, Inc.
   3.70%, dated 6/29/01, due
   7/02/01 (Cost $1,293)                         (f)$1,293              1,293
--------------------------------------------------------------------------------
Foreign Currency (0.1%)
  Argentine Peso                        ARP              2                  2
  Brazilian Real                        BRL             53                 23
  Mexican Peso                          MXN             79                  9
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $34)                                        34
================================================================================
TOTAL INVESTMENTS (102.2%) (Cost $29,458)                              27,890
================================================================================
Other Assets (0.8%)
  Cash                                                   1
  Receivable for Investments Sold                      132
  Dividends Receivable                                  95                228
--------------------------------------------------------------------------------
Liabilities (-3.0%)
  Payable for Investments Purchased                   (539)
  Net Unrealized Loss on Foreign
   Currency Exchange Contracts                        (169)
  Investment Advisory Fees Payable                     (83)
  Custodian Fees Payable                               (11)
  Administrative Fees Payable                           (6)
  Directors' Fees and Expenses Payable                  (5)
  Distribution Fees Payable                             (1)
  Other Liabilities                                    (22)              (836)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $ 27,282
--------------------------------------------------------------------------------
Net Assets Consist Of:
Paid in Capital                                                     $ 52,210
Undistributed Net Investment Income                                      476
Accumulated Net Realized Loss                                        (23,660)
Unrealized Depreciation on Investments and Foreign
 Currency Translations                                                (1,744)
--------------------------------------------------------------------------------
NET ASSETS                                                          $ 27,282
--------------------------------------------------------------------------------
CLASS A:
--------
NET ASSETS                                                          $ 26,291
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 2,653,262 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)                     $   9.91
--------------------------------------------------------------------------------
CLASS B:
--------
NET ASSETS                                                          $    991
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 100,037 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)                     $   9.91
--------------------------------------------------------------------------------

(a) --Non-income producing security
(d) --Securities were valued at fair value - See Note A-1 to financial statements.
(e) --144A security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt
--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


    CURRENCY                                      IN                         NET
      TO                                       EXCHANGE                   UNREALIZED
    DELIVER         VALUE    SETTLEMENT          FOR            VALUE     GAIN/(LOSS)
     (000)          (000)       DATE            (000)           (000)       (000)
-------------------------------------------------------------------------------------
BRL          5     $    2     7/02/01       U.S.$         2     $    2      $  --
BRL          9          4     7/03/01       U.S.$         4          4         --
BRL        196         85     7/05/01       U.S.$        85         85         --
MXP     28,425      2,983     1/18/02       U.S.$     2,810      2,810       (173)
U.S.$    1,058      1,058     1/18/02       MXP      10,125      1,062          4
                   ------                                       ------      -----
                   $4,132                                       $3,963      $(169)
                   ======                                       ======      ======
-------------------------------------------------------------------------------------

                    SUMMARY OF FOREIGN SECURITIES BY INDUSTRY
                          CLASSIFICATION -- JUNE 30, 2001

                                                   PERCENT
                                     VALUE          OF NET
INDUSTRY                             (000)          ASSETS
------------------------------------------------------------
Consumer Discretionary              U.S.$2,021        7.4%
Consumer Staples                         2,895       10.6
Energy                                   2,126        7.8
Financials                               4,279       15.7
Industrials                              1,558        5.7
Information Technology                      12        0.1
Materials                                3,911       14.3
Telecommunication Services               8,031       29.4
Utilities                                1,730        6.4
------------------------------------------------------------
                                   U.S.$26,563       97.4%
------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                        69

                                       Morgan Stanley Institutional Fund, Inc.
                                       Investment Overview

Equity Growth Portfolio

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)
--------------------------------------------

Information Technology                  24.0%
Industrials                             19.7
Health Care                             18.2
Consumer Discretionary                  12.0
Financials                              12.0
Consumer Staples                         7.5
Telecommunications Services              3.5
Other                                    3.1

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                        TOTAL RETURNS(2)
                       ---------------------------------------------------
                                                    AVERAGE ANNUAL
                                             -----------------------------
                                    ONE       FIVE       TEN        SINCE
                        YTD         YEAR     YEARS     YEARS    INCEPTION
--------------------------------------------------------------------------
Portfolio - Class A    -10.73%    -25.84%    14.09%    15.46%       15.20%
Portfolio - Class B    -10.88     -26.06     13.81      N/A         15.56
Index - Class A         -6.69     -14.83     14.47     15.10        14.44
Index - Class B         -6.69     -14.83     14.47      N/A         14.93

(1) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

For the six months ended June 30, 2001, the Portfolio had a total return of -10.73% for the Class A shares and -10.88% for the Class B shares compared to -6.69% for the S&P 500 Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -25.84% for the Class A shares and -26.06% for the Class B shares compared to -14.83% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 14.09% for the Class A shares and 13.81% for the Class B shares compared to 14.47% for the Index. For the ten-year period ended June 30, 2001, the Portfolio had an average annual total return of 15.46% for the Class A shares compared to 15.10% for the Index. For the period from inception on April 2, 1991 through June 30, 2001, the average annual total return for Class A shares was 15.20% compared to 14.44% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 15.56% compared to 14.93% for the Index.

MARKET REVIEW

The first half of 2001 has been mixed for equity investors. January and April were the only positive months for growth, led by sharp advances in technology, as measured by the Russell 1000 Growth Index. Within large cap, value outperformed growth, with the Russell 1000 Value Index declining 1.26% while the Russell 1000 Growth Index declined 14.24%. The Fed cut interest rates a total of six times and 275 basis points year-to-date. Six interest cuts are fairly unusual, having occurred only four times since World War II. The economic data has been mixed, with consumer confidence high, autos and home sales holding up, energy prices softening and inflation in check. On the nega-tive side of the ledger there was a constant stream of layoff announcements, jobless claims rose and the amount of time people are staying unemployed increased.

The three sectors most overweight versus the Index were industrials, information technology and health care. Industrials, which averaged 20%, compared to an 11% average for the Index, included strong results from General Electric and General Dynamics. Tyco, which remained our largest holding, had a tough first quarter, then performed strongly in the second quarter on favorable results. We continue to believe in the long-term prospects for this well-managed company.

We actively managed our technology exposure, which averaged 25% compared to 20% for the Index, but well below the 29% for the Russell 1000 Growth Index. While we have maintained a modest overweight throughout the period we increased exposure going into the April rally and cut back in May. Stock selection year-to-date has lagged the Index sector as a result of first quarter deterioration. Stock selection outperformed in the second quarter. We favored companies, which in our view, are more stable and eliminated several smaller, higher beta farm team positions. Within technology, at this time we want to primarily own companies that have the market dominance and the financial ability to survive and benefit from an upturn, when it occurs.

We maintained our overweight in health care where we have favored the stable earnings growth properties of the large pharmaceuticals and have been surprised that the stocks have not performed better in this difficult period. Valuations have come down for the group and we will likely be buyers on weakness until we see more definitive indications of economic recovery.

MARKET OUTLOOK

While growth remains slow we are cautiously optimistic that the economy is not in a recession, although we do not see near-term catalysts to spur a strong recovery. In this type of environment, where the signals are mixed, there is an opportunity to add value through stock selection-intense fundamental research of companies aimed to identify those that have the ability to survive difficult times and benefit from recovery. We remain invested in a mix of high quality stable and cyclical growth companies.

July 2001

                                       Morgan Stanley Institutional Fund, Inc.
                                       Equity Growth Portfolio
                                       Financial Statements
                                       June 30, 2001 (Unaudited)


Statement of Net Assets

                                                                          VALUE
                                                     SHARES               (000)
--------------------------------------------------------------------------------
Common Stocks (97.5%)
Consumer Discretionary (12.0%)
MEDIA (6.8%)
  AOL Time Warner, Inc.                              726,050         $   38,481
  AT&T Corp., Liberty Media
   Group, Class A-Common                     (a)(c)1,299,400             22,726
  Clear Channel Communications, Inc.               (c)76,500              4,796
  Comcast Corp., Class A-Special               (c)(a)269,900             11,714
--------------------------------------------------------------------------------
                                                                         77,717
--------------------------------------------------------------------------------
MULTILINE RETAIL (2.9%)
  BJ's Wholesale Club, Inc.                        (c)96,800              5,156
  Costco Wholesale Corp.                          (c)184,400              7,575
  Dollar Tree Stores, Inc.                     (c)(a)173,900              4,841
  Wal-Mart Stores, Inc.                              339,000             16,543
--------------------------------------------------------------------------------
                                                                         34,115
--------------------------------------------------------------------------------
SPECIALTY RETAIL (2.3%)
  Home Depot, Inc.                                   315,000             14,663
  The Limited, Inc.                                  267,400              4,418
  Tiffany & Co.                                   (c)190,700              6,907
--------------------------------------------------------------------------------
                                                                         25,988
--------------------------------------------------------------------------------
                                                                        137,820
--------------------------------------------------------------------------------
Consumer Staples (7.5%)
BEVERAGES (3.1%)
  Anheuser Busch Cos., Inc.                       (c)330,000             13,596
  Coca Cola Co.                                       61,000              2,745
  PepsiCo, Inc.                                   (c)425,300             18,798
--------------------------------------------------------------------------------
                                                                         35,139
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING (0.7%)
  Safeway, Inc.                                   (a)168,600              8,093
--------------------------------------------------------------------------------
FOOD PRODUCTS (1.4%)
  Kraft Foods, Inc.                               (c)352,500             10,927
  Quaker Oats Co.                                     54,900              5,010
--------------------------------------------------------------------------------
                                                                         15,937
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (1.2%)
  Colgate-Palmolive Co.                              145,800              8,601
  Procter & Gamble Co.                                90,600              5,780
--------------------------------------------------------------------------------
                                                                         14,381
--------------------------------------------------------------------------------
TOBACCO (1.1%)
  Philip Morris Cos., Inc.                           243,400             12,353
--------------------------------------------------------------------------------
                                                                         85,903
--------------------------------------------------------------------------------
Financials (12.0%)
BANKS (0.7%)
  Fifth Third Bancorp                                127,400              7,650
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (8.6%)
  Citigroup, Inc.                                    824,966             43,591
  Federal Home Loan Mortgage Corp.                   702,300             49,161
  Goldman Sachs Group, Inc.                        (c)80,000              6,864
--------------------------------------------------------------------------------
                                                                         99,616
--------------------------------------------------------------------------------
INSURANCE (2.7%)
  American International Group, Inc.              (c)356,600             30,668
--------------------------------------------------------------------------------
                                                                        137,934
--------------------------------------------------------------------------------
Health Care (18.2%)
BIOTECHNOLOGY (1.4%)
  Amgen, Inc.                                     (a)132,150         $    8,019
  CuraGen Corp.                                 (c)(a)42,700              1,554
  Invitrogen Corp.                              (c)(a)58,800              4,222
  Tularik, Inc.                                 (c)(a)85,400              2,206
--------------------------------------------------------------------------------
                                                                         16,001
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
  Applera Corp. - Applied Biosystems Group        (c)109,800              2,937
  Medtronic, Inc.                                 (c)211,900              9,750
--------------------------------------------------------------------------------
                                                                         12,687
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
  HCA - The Healthcare Company                    (c)213,500              9,648
  Laboratory Corp Of America Holdings              (c)98,900              7,605
--------------------------------------------------------------------------------
                                                                         17,253
--------------------------------------------------------------------------------
PHARMACEUTICALS (14.2%)
  Abbott Laboratories                             (a)122,000              5,857
  American Home Products Corp.                    (c)497,300             29,062
  Bristol-Myers Squibb Co.                           322,100             16,846
  Eli Lilly & Co.                                    104,300              7,718
  Gilead Sciences, Inc.                            (c)92,200              5,365
  Johnson & Johnson                                  230,000             11,500
  Merck & Co., Inc.                                  220,900             14,118
  Pfizer, Inc.                                     1,387,300             55,561
  Pharmacia Corp.                                    318,889             14,653
  Schering-Plough Corp.                               76,500              2,773
--------------------------------------------------------------------------------
                                                                        163,453
--------------------------------------------------------------------------------
                                                                        209,394
--------------------------------------------------------------------------------
Industrials (19.7%)
AEROSPACE & DEFENSE (6.1%)
  General Dynamics Corp.                          (c)365,800             28,463
  United Technologies Corp.                          574,400             42,081
--------------------------------------------------------------------------------
                                                                         70,544
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
  Concord EFS, Inc.                                (c)34,400              1,789
  First Data Corp.                                    39,500              2,538
--------------------------------------------------------------------------------
                                                                          4,327
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (13.2%)
  General Electric Co.                             1,424,100             69,425
  Tyco International Ltd.                       (c)1,509,400             82,262
--------------------------------------------------------------------------------
                                                                        151,687
--------------------------------------------------------------------------------
                                                                        226,558
--------------------------------------------------------------------------------
Information Technology (24.0%)
COMMUNICATIONS EQUIPMENT (4.8%)
  American Tower Corp., Class A                (c)(a)590,700             12,210
  Brocade Communications Systems, Inc.          (c)(a)67,400              2,965
  Cisco Systems, Inc.                           (a)1,157,900             21,074
  Crown Castle International Corp.             (c)(a)444,000              7,282
  JDS Uniphase Corp.                              (a)202,900              2,536
  McData Corp.                                        95,240              1,671
  Nokia Corp.                                     (c)158,000              3,482

    The accompanying notes are an integral part of the financial statements.
                                        72


                                                                          VALUE
                                                     SHARES               (000)
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONT.)
  QUALCOMM, Inc.                                      65,000            $ 3,801
--------------------------------------------------------------------------------
                                                                         55,021
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (5.0%)
  Compaq Computer Corp.                              335,800              5,202
  StorageNetworks, Inc.                        (c)(a)120,000              2,039
  Dell Computer Corp.                                 78,400              2,050
  EMC Corp.                                       (a)398,800             11,585
  International Business Machines Corp.              260,100             29,391
  Seagate Technology, Inc.                           186,100                 --
  Sun Microsystems, Inc.                          (a)427,100              6,714
--------------------------------------------------------------------------------
                                                                         56,981
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
  Jabil Circuit, Inc.                          (c)(a)119,500              3,688
  Sanmina Corp.                                   (a)103,100              2,414
--------------------------------------------------------------------------------
                                                                          6,102
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.2%)
  Altera Corp.                                       111,000              3,219
  Applied Materials, Inc.                      (c)(a)109,100              5,357
  Intel Corp.                                      1,246,700             36,466
  Maxim Integrated Products, Inc.                  (a)43,300              1,914
  Micron Technology, Inc.                          (c)58,300              2,396
  QLogic Corp.                                     (a)72,900              4,698
  Texas Instruments, Inc.                            432,600             13,627
  Xilinx, Inc.                                        81,900              3,378
--------------------------------------------------------------------------------
                                                                         71,055
--------------------------------------------------------------------------------
SOFTWARE (7.5%)
  Intuit, Inc.                                 (a)(c)191,700              7,666
  Mercury Interactive Corp.                        (c)87,000              5,211
  Microsoft Corp.                                 (a)620,900             45,326
  Oracle Corp.                                 (c)(a)769,800             14,626
  Siebel Systems, Inc.                             (c)70,700              3,316
  VERITAS Software Corp.                       (c)(a)163,499             10,878
--------------------------------------------------------------------------------
                                                                         87,023
--------------------------------------------------------------------------------
                                                                        276,182
--------------------------------------------------------------------------------
Real Estate (0.3%)
LODGING/RESORTS (0.3%)
  Starwood Lodging Trust REIT                      (c)85,400              3,184
--------------------------------------------------------------------------------
Technology (0.1%)
COMMUNICATION EQUIPMENT (0.1%)
  Lucent Technologies, Inc.                       (c)322,800              2,001
--------------------------------------------------------------------------------
Telecommunication Services (3.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (3.5%)
  Qwest Communications International, Inc.        (a)219,400              6,992
  SBC Communications, Inc.                           244,900              9,811
  Verizon Communications, Inc.                    (c)314,006             16,799
  Worldcom, Inc.                                  (a)494,300              7,019
--------------------------------------------------------------------------------
                                                                         40,621
--------------------------------------------------------------------------------
Utilities (0.2%)
ELECTRIC UTILITIES (0.2%)
  Calpine Corp.                                    (c)64,100              2,423
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,056,338)                                 1,122,020
================================================================================

                                                    FACE
                                                    AMOUNT              VALUE
                                                    (000)                (000)
--------------------------------------------------------------------------------
Short-Term Investments (13.6%)
Short-Term Investments held as
 Collateral on Loaned Securities(11.1%)
  AIM S.T. Investment Co., 4.09%, 7/02/01            $6,300         $    6,300
  CS First Boston, 4.11%, 7/2/01                      3,163              3,163
  Dexia Bank, N.Y., Yankee, CD,
   3.79%, 5/24/02                                     9,999              9,999
  Dreyfus Cash Management Plus Fund,
   4.05%, 7/02/01                                     6,300              6,300
  Evergreen Select Money Market Fund,
   4.00%, 7/02/01                                     6,300              6,300
  Federated Prime Value Fund,
   4.01%, 7/02/01                                     6,300              6,300
  Goldman Sachs FSQ Prime,
   4.01%, 7/02/01                                     6,300              6,300
  Harris Insight Money Market Fund,
   4.05%, 7/02/01                                     6,300              6,300
  Janus Institutional Money Market Fund,
   4.12%, 7/02/01                                     6,300              6,300
  UBS Warburg LLC, (Repurchase Agreement)
   4.07%, 7/2/01                                     70,199             70,199
--------------------------------------------------------------------------------
                                                                       127,461
--------------------------------------------------------------------------------
Repurchase Agreement (2.5%)
  J.P. Morgan Securities, Inc., 3.70%,
   dated 6/29/01, due 7/2/01, (Cost $28,915)      (f)28,915             28,915
--------------------------------------------------------------------------------
   TOTAL SHORT-TERM INVESTMENTS (COST $156,376)                        156,376
================================================================================
   TOTAL INVESTMENTS (111.1%) (COST $1,212,714)                      1,278,396
================================================================================
OTHER ASSETS (2.4%)
  Cash                                                    1
  Receivable for Investments Sold                    25,124
  Receivable for Portfolio Shares Sold                1,692
  Dividends Receivable                                  262
  Interest Receivable                                     9
  Other                                                  22             27,110
--------------------------------------------------------------------------------
LIABILITIES (-13.5%)
  Collateral on Securities Loaned                  (127,461)
  Payable for Investments Purchased                 (23,737)
  Investment Advisory Fees Payable                   (1,747)
  Payable for Portfolio Shares Redeemed                (599)
  Distribution Fees Payable                            (193)
  Administrative Fees Payable                          (167)
  Directors' Fees and Expenses Payable                  (86)
  Custodian Fees Payable                                (37)
  Other Liabilities                                     (88)          (154,115)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $1,151,391
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                        73

                                                                       VALUE
                                                                       (000)
--------------------------------------------------------------------------------

Net Assets Consist Of:
Paid in Capital                                                     $1,108,269
Accumulated Net Investment Loss                                           (502)
Accumulated Net Realized Loss                                          (22,058)
Unrealized Appreciation on Investments                                  65,682
--------------------------------------------------------------------------------
NET ASSETS                                                          $1,151,391
--------------------------------------------------------------------------------
CLASS A:
--------
NET ASSETS                                                          $  828,974
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 45,290,088 outstanding $0.001 par value shares
   (authorized 500,000,000 shares)                                  $    18.30
--------------------------------------------------------------------------------
CLASS B:
--------
NET ASSETS                                                          $  322,417
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 17,800,358 outstanding $0.001 par value shares
   (authorized 500,000,000 shares)                                  $    18.11
--------------------------------------------------------------------------------

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at June 30, 2001 -- See Note A-9 to financial statements
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

CD -- Certificate of Deposit
REIT -- Real Estate Investment Trust



   The accompanying notes are an integral part of the financial statements.
                                        74

Morgan Stanley Institutional Fund, Inc.
Investment Overview

Focus Equity Portfolio

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

--------------------------------------------------
- Information Technology       23.7%
- Industrials                  22.1
- Health Care                  17.1
- Consumer Discretionary       13.7
- Financials                   12.3
- Consumer Staples              6.0
- Telecommunications Services   2.9
- Other                         2.2

--------------------------------------------------

PERFORMANCE COMPARED TO THE S&P 500 INDEX
AND THE LIPPER LARGE CAP GROWTH INDEX(1)

                                                      TOTAL RETURNS(2)
                                            -----------------------------------
                                                             AVERAGE    AVERAGE
                                                              ANNUAL     ANNUAL
                                                       ONE      FIVE      SINCE
                                               YTD    YEAR     YEARS  INCEPTION
-------------------------------------------------------------------------------
Portfolio - Class A                         -11.11%  -26.28%   15.22%    22.05%
Portfolio - Class B                         -11.27   -26.46    14.94     17.66
S&P 500 Index - Class A                      -6.69   -14.83    14.47     17.83
Lipper Large Cap Growth Index -- Class A    -16.64   -33.20    11.49     15.35
S&P 500 Index - Class B                      -6.69   -14.83    14.47     14.93
Lipper Large Cap Growth Index -- Class B    -16.64   -33.20    11.49     12.30

(1) The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. The Lipper Large Cap Growth Index is a composite of mutual funds managed for maximum capital gains.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio's concentration of its assets in a small number of issuers will subject it to greater risks. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

For the six months ended June 30, 2001, the Portfolio had a total return of -11.11% for the Class A shares and -11.27% for the Class B shares compared to -6.69% for the S&P 500 Index and -16.64% for the Lipper Large Cap Growth Index. For the one year period ended June 30, 2001, the Portfolio had a total return of -26.28% for the Class A shares and -26.46% for the Class B shares compared to -14.83% for the S&P 500 Index and -33.20% for the Lipper Large Cap Growth Index. For the five-year period ended June 30, 2001, the Portfolio had a total return of 15.22% for the Class A shares and 14.94% for the Class B shares compared to 14.47% for the S&P 500 Index and 11.49% for the Lipper Large Cap Growth Index. For the period from inception on March 8, 1995 through June 30, 2001, the average annual total return for the Class A shares was 22.05% compared to 17.83% for the S&P 500 Index and 15.35% for the Lipper Large Cap Growth Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 17.66% compared to 14.93% for the S&P 500 Index and 12.30% for the Lipper Large Cap Growth Index.

MARKET REVIEW

The first half of 2001 has been mixed for equity investors. January and April were the only positive months for growth, led by sharp advances in technology, as measured by the Russell 1000 Growth Index. Within large cap, value outperformed growth, with the Russell 1000 Value Index declining 1.26% while the Russell 1000 Growth Index declined 14.24%. The Fed cut interest rates a total of six times and 275 basis points year-to-date. Six interest cuts are fairly unusual, having occurred only four times since World War II. The economic data has been mixed, with consumer confidence high, autos and home sales holding up, energy prices softening and inflation in check. On the negative side of the ledger there was a constant stream of layoff announcements, jobless claims rose and the amount of time people are staying unemployed increased. Since the U.S. consumer is doing the heavy lifting in keeping what little growth there is going, the ongoing negatives around employment are a concern.

The three sectors most overweight versus the S&P 500 Index were industrials, information technology and health care. Industrials, which averaged approximately 20% compared to an 11% average for the Index, included strong results from General Electric and General Dynamics. Tyco, which remained our largest holding, had a tough first quarter, then performed strongly in the second quarter on favorable results. We continue to believe in the long-term prospects for this well-managed company.

We actively managed our technology exposure, which averaged approximately 24% compared to 20% for the Index, but well below the 29% for the Russell 1000 Growth Index. While we have maintained a modest overweight throughout the period we increased exposure going into the April rally and cut back in May. Stock selection year-to-date has lagged the S&P 500 Index sector as a result of first quarter deterioration. Stock selection outperformed in the second quarter. We favored companies which, in our view, are more stable and eliminated several smaller, higher beta farm team positions. Within technology, at this time we want to primarily own companies that have the market dominance and the financial ability to survive and benefit from an upturn, when it occurs.

We maintained our overweight in healthcare where we have favored the stable earnings growth properties of the large pharmaceuticals and have been surprised that the stocks have not performed better in this difficult period. Pharma stocks lagged in the January rally as investors rotated to technology, and have not recovered that relative deficit. Valuations have come down for the group and we will likely be buyers on weakness until we see more definitive indications of economic recovery.

MARKET OUTLOOK

While growth remains slow we are cautiously optimistic that the economy is not in an official recession, although we do not see near-term catalysts to spur a strong recovery. In this type of environment, where the signals are mixed, there is an opportunity to add value through stock selection-intense fundamental research of companies aimed to identify those that have the ability to survive difficult times and benefit from recovery. We remain invested in a mix of high quality stable and cyclical growth companies.

July 2001

Morgan Stanley Institutional Fund, Inc.
Focus Equity Portfolio
Financial Statements
June 30, 2001 (Unaudited)

Statement of Net Assets

                                                                      SHARES            VALUE
                                                                                        (000)
----------------------------------------------------------------------------------------------
Common Stocks (97.8%)
Consumer Discretionary (13.7%)
MEDIA (8.1%)
  AOL Time Warner, Inc.                                              77,250           $  4,094
  AT&T- Liberty Media Corp., Class A                             (a)278,514              4,871
----------------------------------------------------------------------------------------------
                                                                                         8,965
==============================================================================================
RETAIL (3.4%)
  BJ's Wholesale Club, Inc.                                          23,500              1,252
  Wal-Mart Stores, Inc.                                              52,600              2,567
----------------------------------------------------------------------------------------------
                                                                                         3,819
==============================================================================================
SPECIALTY RETAIL (2.2%)
  Home Depot, Inc.                                                   52,850              2,460
----------------------------------------------------------------------------------------------
                                                                                        15,244
==============================================================================================
Consumer Staples (6.0%)
BEVERAGES (2.7%)
  Anheuser Busch Cos., Inc.                                          39,000              1,607
  PepsiCo, Inc.                                                      31,200              1,379
----------------------------------------------------------------------------------------------
                                                                                         2,986
==============================================================================================
FOOD & DRUG RETAILING (1.0%)
  Safeway, Inc.                                                   (a)24,400              1,171
----------------------------------------------------------------------------------------------
FOOD PRODUCTS (2.3%)
  Kraft Foods, Inc.                                                  44,200              1,370
  Quaker Oats Co.                                                    12,800              1,168
----------------------------------------------------------------------------------------------
                                                                                         2,538
==============================================================================================
                                                                                         6,695
==============================================================================================
Financials (12.3%)
DIVERSIFIED FINANCIALS (9.6%)
  Citigroup, Inc.                                                    86,600              4,576
  Federal Home Loan Mortgage Association                             75,700              5,299
  Goldman Sachs Group, Inc.                                          10,300                884
----------------------------------------------------------------------------------------------
                                                                                        10,759
==============================================================================================
Insurance (2.7%)
  American International Group, Inc.                                 34,800              2,993
----------------------------------------------------------------------------------------------
                                                                                        13,752
==============================================================================================
Health Care (17.1%)
BIOTECHNOLOGY (0.4%)
  Amgen, Inc.                                                         8,000                486
----------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
  Medtronic, Inc.                                                    21,500                989
----------------------------------------------------------------------------------------------
PHARMACEUTICALS (15.8%)
  American Home Products Corp.                                       74,600              4,360
  Bristol-Myers Squibb Co.                                           44,800              2,343
  Merck & Co., Inc.                                                  25,200              1,611
  Pfizer, Inc.                                                      169,050              6,770
  Pharmacia Corp.                                                    55,000              2,527
----------------------------------------------------------------------------------------------
                                                                                        17,611
==============================================================================================
                                                                                        19,086
==============================================================================================
Industrials (22.1%)
AEROSPACE & DEFENSE (6.4%)
  General Dynamics Corp.                                             36,800              2,863
  United Technologies Corp.                                          57,500              4,213
----------------------------------------------------------------------------------------------
                                                                                         7,076
==============================================================================================
INDUSTRIAL CONGLOMERATES (15.7%)
  General Electric Co.                                              170,900           $  8,331
  Tyco International Ltd.                                           168,200              9,167
----------------------------------------------------------------------------------------------
                                                                                        17,498
==============================================================================================
                                                                                        24,574
==============================================================================================
Information Technology (23.7%)
COMMUNICATIONS EQUIPMENT (4.0%)
  American Tower Corp., Class A                                   (a)57,400              1,186
  Cisco Systems, Inc.                                            (a)138,700              2,524
  Crown Castle International Corp.                                (a)42,900                704
----------------------------------------------------------------------------------------------
                                                                                         4,414
==============================================================================================
COMPUTERS & PERIPHERALS (5.7%)
  Compaq Computer Corp.                                              32,400                502
  EMC Corp.                                                       (a)54,600              1,586
  International Business Machines Corp.                              30,600              3,458
  Sun Microsystems, Inc.                                          (a)51,900                816
----------------------------------------------------------------------------------------------
                                                                                         6,362
==============================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
  Sanmina Corp.                                                   (a)14,900                349
----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.0%)
  Intel Corp.                                                       156,900              4,589
  Texas Instruments, Inc.                                            66,100              2,082
----------------------------------------------------------------------------------------------
                                                                                         6,671
==============================================================================================
SOFTWARE (7.7%)
  Mercury Interactive Corp.                                           9,100                545
  Microsoft Corp.                                                 (a)70,900              5,176
  Oracle Corp.                                                    (a)80,300              1,526
  VERITAS Software Corp.                                             20,300              1,350
----------------------------------------------------------------------------------------------
                                                                                         8,597
==============================================================================================
                                                                                        26,393
==============================================================================================
Telecommunication Services (2.9%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
  Verizon Communications, Inc.                                       48,282              2,583
  Worldcom, Inc.                                                  (a)46,700                663
----------------------------------------------------------------------------------------------
                                                                                         3,246
==============================================================================================
TOTAL COMMON STOCKS (COST $115,461)                                                    108,990
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.3%)
Repurchase Agreement (2.3%)
  J.P. Morgan Securities, Inc. 3.70%,
    dated 6/29/01, due 7/02/01 (Cost $2,588)                      (f)$2,588              2,588
----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

                                                                                        VALUE
                                                                                        (000)
----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (100.1%) (COST $118,049)                                          $111,578
----------------------------------------------------------------------------------------------
Other Assets (1.8%)
  Cash                                                              $     4
  Receivable for Investments Sold                                     1,952
  Receivable for Portfolio Shares Sold                                   64
  Dividends Receivable                                                   18
  Interest Receivable                                                     1
  Other                                                                   2              2,041
==============================================================================================
Liabilities (-1.9%)
  Payable for Investments Purchased                                  (1,795)
  Investment Advisory Fees Payable                                     (219)
  Administrative Fees Payable                                           (18)
  Directors' Fees and Expenses Payable                                  (16)
  Custodian Fees Payable                                                (13)
  Distribution Fees Payable                                             (10)
  Other Liabilities                                                     (30)            (2,101)
==============================================================================================
NET ASSETS (100%)                                                                     $111,518
==============================================================================================
NET ASSETS CONSIST OF:
Paid in Capital                                                                       $125,795
Accumulated Net Investment Loss                                                           (199)
Accumulated Net Realized Loss                                                           (7,607)
Unrealized Depreciation on Investments                                                  (6,471)
----------------------------------------------------------------------------------------------
NET ASSETS                                                                            $111,518
==============================================================================================
CLASS A:
NET ASSETS                                                                            $ 95,414
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,014,934 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                            $  13.60
==============================================================================================
CLASS B:
NET ASSETS                                                                            $ 16,104
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,202,626 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                            $  13.39
==============================================================================================

(a)  Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.


     The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Investment Overview
Small Company Growth Portfolio

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)
----------------------------------------------
- Consumer Discretionary      36.3%
- Technology                  19.2
- Health Care                 17.5
- Financial Services           5.9
- Producer Durables            5.4
- Other Energy                 3.4
- Utilities                    2.9
- Auto & Transportation        1.5
- Other                        7.9
----------------------------------------------

PERFORMANCE COMPARED TO THE RUSSELL 2000
GROWTH INDEX(1)

                                                  TOTAL RETURNS(2)
                                       ----------------------------------------
                                                            AVERAGE ANNUAL
                                                       ------------------------
                                                ONE     FIVE     TEN      SINCE
                                        YTD    YEAR    YEARS   YEARS  INCEPTION
-------------------------------------------------------------------------------
Portfolio - Class A                    -6.55% -26.45%  18.78%  15.05%    15.71%
Portfolio - Class B                    -6.37  -26.38   18.46     N/A     18.13
Russell 2000 Growth Index -- Class A    0.04  -23.34    4.76   10.23      9.27
Russell 2000 Growth Index -- Class B    0.04  -23.34    4.76     N/A      6.47

(1) The Russell 2000 Growth Index is a market capitalization-weighted index comprised of those companies of the Russell 3000 Index with higher forcasted growth values and higher price-to-book ratios.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth- oriented equity securities of small companies. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the six months ended June 30, 2001, the Portfolio had a total return of -6.55% for the Class A shares and -6.37% for the Class B shares compared to 0.04% for the Russell 2000 Growth Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -26.45% for the Class A shares and -26.38% for the Class B shares compared to -23.34% the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 18.78% for the Class A shares and 18.46% for the Class B shares compared to 4.76% for the Index. For the ten-year period ended June 30, 2001, the Portfolio had an average annual total return of 15.05% for the Class A shares compared to 10.23% for the Index. For the period from inception on November 1, 1989 through June 30, 2001, the average annual total return for the Class A shares was 15.71% compared to 9.27% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 18.13% compared to 6.47% for the Index.

MARKET REVIEW

The first half of 2001 has been mixed for equity investors. January and April were the only positive months for growth, led by sharp advances in technology, as measured by the Russell 1000 Growth Index. Within small cap, the Russell 2000 Growth Index returned 0.04% compared to 12.72% for the Russell 2000 Value Index. The Fed cut interest rates a total of six times and 275 basis points year-to-date. Six interest cuts are fairly unusual, having occurred only four times since World War II. The economic data has been mixed, with consumer confidence high, autos and home sales holding up, energy prices softening and inflation in check. On the negative side of the ledger there was a constant stream of layoff announcements, jobless claims rose and the amount of time people are staying unemployed increased. Since the U.S. consumer is doing the heavy lifting in keeping what little growth there is going, the ongoing negatives around employment are a concern.

The Russell 2000 Growth Index has been a difficult bogey for active small cap managers thus far in 2001. The strongest stock selection was in consumer discretionary, which averaged 35% of the Portfolio compared to 19% for the Index. We have invested in a diverse mix of companies in this sector, including restaurants, retail, media, hotels, education and entertainment. Many of these names are in niches that have proved to be recession proof or where managements have been successful in managing these businesses in a slow economic environment.

Stock selection in financials was favorable in the first quarter, as we favored lower beta financials that were viewed as a safe haven. With the market pickup in the second quarter, financials lagged higher growth sectors, although they are among the better performing small cap sectors year-to-date. Healthcare is the largest sector in the Index, averaging 23%, and the Portfolio was about 7% underweight. We own a mix of companies, including biotech, testing labs, and equipment makers. The healthcare sector underperformed in the first quarter as investors rotated out after a strong runup in 2000. We held in the second quarter several hospital management companies; these more defensive growth holdings offset volatility in biotech. The Portfolio was market weight in technology, averaging 21% of the Portfolio, however poor stock selection was costly to the Portfolio's relative performance. Producer durables, a smaller sector, was led by the performance of the communication tower companies, which rebounded sharply in the April/May rally after sharp declines in the first quarter.

MARKET OUTLOOK

We are cautiously optimistic that the economy is not in a recession. We continue to emphasize intense fundamental research in the companies we own and invest according to our conviction in each name. As the economic signals are quite mixed near-term we will continue to own a mix of stable growth companies, which we feel can perform well in a slow growth environment and balance the more highly levered investments in technology and to some extent in healthcare.

July 2001

Morgan Stanley Institutional Fund, Inc.
Small Company Growth Portfolio
Financial Statement
June 30, 2001 (Unaudited)

Statement of Net Assets

                                                                      SHARES            VALUE
                                                                                        (000)
----------------------------------------------------------------------------------------------
Common Stocks (93.8%)
Auto & Transportation (1.5%)
TRANSPORTATION MISCELLANEOUS (1.5%)
  C.H. Robinson Worldwide, Inc.                                     119,787           $  3,341
----------------------------------------------------------------------------------------------
Consumer Discretionary (36.3%)
ADVERTISING AGENCIES (1.3%)
  R.H. Donnelly Corp.                                             (a)91,752              2,936
----------------------------------------------------------------------------------------------
CASINOS & GAMBLING (4.1%)
  Argosy Gaming Co.                                                  92,000              2,554
  GTECH Holdings Corp.                                              122,047              4,334
  Station Casinos, Inc.                                          (a)163,184              2,611
----------------------------------------------------------------------------------------------
                                                                                         9,499
==============================================================================================
EDUCATION SERVICES (2.0%)
  Career Education Corp.                                          (a)43,046              2,578
  Strayer Education, Inc.                                            41,000              1,999
----------------------------------------------------------------------------------------------
                                                                                         4,577
==============================================================================================
HOTEL/MOTEL (0.7%)
  Orient-Express Hotels Ltd.                                      (a)76,443              1,686
----------------------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS (2.2%)
  Furniture Brands International, Inc.                           (a)184,482              5,165
----------------------------------------------------------------------------------------------
LEISURE TIME (0.3%)
  Cedar Fair L.P.                                                    28,700                653
----------------------------------------------------------------------------------------------
PUBLISHING: MISCELLANEOUS (0.3%)
  Advanced Marketing Services                                        29,500                615
----------------------------------------------------------------------------------------------
PUBLISHING: NEWSPAPERS (2.3%)
  Harte - Hanks, Inc.                                                42,945              1,063
  Media General, Inc.                                                54,000              2,484
  Pulitzer, Inc.                                                     35,446              1,872
----------------------------------------------------------------------------------------------
                                                                                         5,419
==============================================================================================
RADIO & TV BROADCASTERS (6.7%)
  Hispanic Broadcasting Corp.                                       167,299              4,800
  Pegasus Communications Corp.                                    (a)74,642              1,679
  Radio One, Inc., Class A                                       (a)362,161              7,986
  XM Satellite Radio Holdings, Inc.                               (a)65,994              1,069
----------------------------------------------------------------------------------------------
                                                                                        15,534
==============================================================================================
RESTAURANTS (2.9%)
  Jack in the Box, Inc.                                              70,900              1,850
  P.F. Chang's China Bistro, Inc.                                 (a)61,441              2,329
  Sonic Corp.                                                     (a)79,492              2,522
----------------------------------------------------------------------------------------------
                                                                                         6,701
==============================================================================================
RETAIL (9.2%)
  Abercrombie & Fitch Co., Class A                                   74,294              3,306
  AFC Enterprises, Inc.                                              71,997              1,379
  BJ's Wholesale Club, Inc.                                       (a)73,944              3,938
  Chico's FAS, Inc.                                               (a)35,825              1,066
  Coach, Inc.                                                     (a)26,397              1,004
  dELiA*s Corp                                                      218,700              1,750
  Dollar Tree Stores, Inc.                                           71,838              2,000
  Fisher Scientific International, Inc.                              41,400              1,201
  J. Jill Group, Inc.                                            (a)100,166              2,028
  Priceline.com, Inc.                                                41,800                376
  Tweeter Home Entertainment Group, Inc.                          (a)60,341              2,130
  Venator Group, Inc.                                                65,800           $  1,007
----------------------------------------------------------------------------------------------
                                                                                        21,185
==============================================================================================
SERVICES: COMMERCIAL (4.3%)
  Encompass Services Corp.                                          124,000              1,110
  Professional Detailing, Inc.                                       14,748              1,357
  The Corporate Executive Board Co.                              (a)179,524              7,540
----------------------------------------------------------------------------------------------
                                                                                        10,007
==============================================================================================
                                                                                        83,977
==============================================================================================
Financial Services (5.9%)
BANKS: OUTSIDE NEW YORK CITY (0.8%)
  Commerce Bancorp, Inc. (NJ)                                        15,700              1,100
  Commerce Bancshares, Inc.                                          17,500                646
----------------------------------------------------------------------------------------------
                                                                                         1,746
==============================================================================================
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (0.4%)
  Portal Software, Inc.                                             238,478                985
----------------------------------------------------------------------------------------------
INSURANCE: MULTI-LINE (3.4%)
  Brown & Brown, Inc.                                                59,645              2,505
  Reinsurance Group of America, Inc. (Non-Voting)                   143,536              5,440
----------------------------------------------------------------------------------------------
                                                                                         7,945
==============================================================================================
REAL ESTATE INVESTMENT TRUSTS (REIT) (1.3%)
  Amli Residential Properties Trust REIT                             50,500              1,242
  Arden Realty, Inc. REIT                                            50,300              1,343
  PS Business Parks, Inc. REIT                                       17,000                476
----------------------------------------------------------------------------------------------
                                                                                         3,061
==============================================================================================
                                                                                        13,737
==============================================================================================
Health Care (17.5%)
BIOTECHNOLOGY RESEARCH & PRODUCTION (4.4%)
  Celgene Corp.                                                      23,000                664
  Corixa Corp.                                                    (a)40,096                685
  CuraGen Corp.                                                      17,098                622
  Exelixis, Inc.                                                 (a)117,500              2,229
  Genaissance Pharmaceuticals                                     (a)95,039              1,334
  Harvard Bioscience, Inc.                                           96,300              1,062
  Invitrogen Corp.                                                (a)36,146              2,595
  Third Wave Technologies, Inc.                                      95,500                987
----------------------------------------------------------------------------------------------
                                                                                        10,178
==============================================================================================
DRUGS & PHARMACEUTICALS (1.8%)
  Array Biopharma, Inc.                                           (a)92,440                841
  Pharmaceutical Resources, Inc.                                     22,300                684
  Priority Healthcare Corp.                                       (a)35,594              1,007
  Salix Pharmaceuticals Ltd.                                         37,300                919
  Taro Pharmaceuticals Industries                                     6,700                587
----------------------------------------------------------------------------------------------
                                                                                         4,038
==============================================================================================
HEALTH CARE FACILITIES (1.9%)
  Community Health Systems, Inc.                                  (a)92,691              2,734
  Triad Hospitals, Inc.                                           (a)53,392              1,574
----------------------------------------------------------------------------------------------
                                                                                         4,308
==============================================================================================
HEALTH CARE SERVICES (0.8%)
  Accredo Health, Inc.                                            (a)50,744              1,887
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      SHARES            VALUE
                                                                                        (000)
----------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (4.8%)
  Aradigm Corp.                                                  (a)101,791           $    713
  Biosource International, Inc.                                  (a)162,983              1,027
  Bruker Daltonics, Inc.                                          (a)94,641              1,426
  Cooper Cos., Inc.                                                  70,843              3,641
  Cytyc Corp.                                                        84,392              1,945
  Techne Corp.                                                    (a)52,195              1,696
  Women First Healthcare, Inc                                        58,300                519
----------------------------------------------------------------------------------------------
                                                                                        10,967
==============================================================================================
MEDICAL SERVICES (1.7%)
  Specialty Laboratories, Inc.                                       88,241              3,340
  Unilab Corp.                                                       27,400                690
----------------------------------------------------------------------------------------------
                                                                                         4,030
==============================================================================================
MISCELLANEOUS HEALTH CARE (2.1%)
  Allos Therapeutics                                             (a)133,837                609
  NPS Pharmaceuticals, Inc.                                       (a)66,493              2,673
  Tularik, Inc.                                                   (a)63,743              1,647
----------------------------------------------------------------------------------------------
                                                                                         4,929
==============================================================================================
                                                                                        40,337
==============================================================================================
Integrated Oils (1.2%)
OIL: INTEGRATED DOMESTIC (1.2%)
  Triton Energy Ltd.                                              (a)84,342              2,762
----------------------------------------------------------------------------------------------
Materials & Processing (0.6%)
BUILDING MATERIALS (0.3%)
  Dal-Tile International, Inc.                                       40,200                746
----------------------------------------------------------------------------------------------
MISC. MATERIALS & PROCESSING (0.3%)
  Insituform Technologies, Inc.                                      18,800                686
----------------------------------------------------------------------------------------------
                                                                                         1,432
==============================================================================================
Other Energy (3.4%)
ENERGY MISCELLANEOUS (1.4%)
  Forest Oil Corp.                                                   43,045              1,205
  Swift Energy Co.                                                   32,300                973
  Veritas DGC, Inc.                                                  38,400              1,066
----------------------------------------------------------------------------------------------
                                                                                         3,244
==============================================================================================
OIL: CRUDE PRODUCERS (2.0%)
  Chesapeake Energy Corp.                                           118,500                806
  Evergreen Resources, Inc.                                          44,400              1,687
  Petroquest Energy, Inc.                                           180,000              1,260
  Stone Energy Corp.                                                 20,700                917
----------------------------------------------------------------------------------------------
                                                                                         4,670
==============================================================================================
                                                                                         7,914
==============================================================================================
Producer Durables (5.4%)
ELECTRICAL EQUIPMENT & COMPONENTS (1.1%)
  RF Micro Devices, Inc.                                             95,345              2,572
----------------------------------------------------------------------------------------------
HOMEBUILDING (0.7%)
  NVR, Inc.                                                          10,500              1,554
----------------------------------------------------------------------------------------------
IDENTIFICATION CONTROL & FILTER DEVICES (0.5%)
  Veeco Instruments, Inc.                                         (a)30,500              1,212
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (3.1%)
  L-3 Communications Corp.                                        (a)19,747              1,507
  SBA Communications Corp.                                       (a)178,882              4,427
  Spectrasite Holdings, Inc.                                     (a)158,200              1,145
----------------------------------------------------------------------------------------------
                                                                                         7,079
==============================================================================================
                                                                                        12,417
==============================================================================================
Technology (19.1%)
COMMUNICATIONS TECHNOLOGY (1.8%)
  Ditech Communications Corp.                                    (a)134,600           $    999
  Harmonic Lightwaves, Inc.                                      (a)112,373              1,124
  Optical Communication Products, Inc.                            (a)42,896                456
  Proxim, Inc.                                                      106,239              1,498
----------------------------------------------------------------------------------------------
                                                                                         4,077
==============================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (9.7%)
  Cacheflow, Inc.                                                 (a)92,394                456
  Digitalthink, Inc.                                             (a)263,631              1,851
  Forrester Research, Inc.                                       (a)164,245              3,710
  Informatica Corp.                                               (a)37,400                649
  Interwoven, Inc.                                                   68,900              1,165
  Manugistics Group, Inc.                                            51,400              1,290
  Micromuse, Inc.                                                 (a)42,046              1,177
  Netegrity, Inc.                                                 (a)28,197                846
  Netratings, Inc.                                               (a)162,294              2,337
  SkillSoft Corp.                                                 (a)90,489              3,099
  StorageNetworks, Inc.                                          (a)177,186              3,010
  Vignette Corp.                                                    166,900              1,481
  Vitria Technology, Inc.                                           323,916              1,114
  Warp Solutions, Inc. Series B                                      76,500                191
----------------------------------------------------------------------------------------------
                                                                                        22,376
==============================================================================================
COMPUTER TECHNOLOGY (1.2%)
  Emulex Corp.                                                       54,398              2,198
  Storage Technology Corp.                                           44,295                609
----------------------------------------------------------------------------------------------
                                                                                         2,807
==============================================================================================
ELECTRONICS (1.4%)
  DDI Corp. /CA                                                  (a)126,388              2,528
  Kopin Corp.                                                        70,200                852
----------------------------------------------------------------------------------------------
                                                                                         3,380
==============================================================================================
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (4.5%)
  ASM International N.V.                                         (a)100,440              1,994
  Cirrus Logic, Inc.                                              (a)50,844              1,171
  Conexant Systems, Inc.                                            143,900              1,288
  HI/FN, Inc.                                                     (a)25,597                387
  Lattice Semiconductor Corp.                                     (a)83,800              2,045
  Micrel, Inc.                                                    (a)72,441              2,390
  Plexus Corp.                                                       31,947              1,054
----------------------------------------------------------------------------------------------
                                                                                        10,329
==============================================================================================
SERVICES: COMMERCIAL (0.5%)
  Choicepoint, Inc.                                                  26,200              1,102
----------------------------------------------------------------------------------------------
                                                                                        44,071
==============================================================================================
Utilities (2.9%)
UTILITIES: GAS DISTRIBUTORS (0.6%)
  Western Gas Resources, Inc.                                        45,295              1,477
==============================================================================================
UTILITIES: TELECOMMUNICATIONS (2.3%)
  Airgate Pcs, Inc.                                                  23,800              1,238
  Conestoga Enterprises, Inc.                                        68,093              2,012
  FLAG Telecom Holdings Ltd.                                     (a)393,320              1,998
----------------------------------------------------------------------------------------------
                                                                                         5,248
==============================================================================================
                                                                                         6,725
==============================================================================================
  TOTAL COMMON STOCKS (COST $208,653)                                                  216,713
==============================================================================================

     The accompanying notes are an integral part of the financial statements.

                                                                      SHARES            VALUE
                                                                                        (000)
----------------------------------------------------------------------------------------------
Preferred Stocks (0.1%)
Technology (0.1%)
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.1%)
  Warp Solutions, Inc. (Cost $403)                            (a)(e)134,000           $    335
----------------------------------------------------------------------------------------------

                                                                     NO. OF
                                                                   WARRANTS
                                                                      (000)
----------------------------------------------------------------------------------------------
Warrants (0.0%)
Technology (0.0%)
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.0%)
  Zi Corp. (Cost $--)                                             (a)16,275                 --
----------------------------------------------------------------------------------------------

                                                                      FACE
                                                                    AMOUNT
                                                                     (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.8%)
Repurchase Agreement (2.8%)
  J.P. Morgan Securities, Inc. 3.70%,
    dated 6/29/01, due 7/02/01 (Cost $6,456)                     (f)$ 6,456              6,456
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (96.7%) (COST $215,512)                                              223,504
==============================================================================================
OTHER ASSETS (4.9%)
  Cash                                                                    5
  Receivable for Investments Sold                                     9,909
  Receivable for Portfolio Shares Sold                                1,375
  Dividends Receivable                                                   37
  Interest Receivable                                                     2
  Other                                                                   8             11,336
==============================================================================================
LIABILITIES (-1.6%)
  Payable for Investments Purchased                                  (3,083)
  Investment Advisory Fees Payable                                     (416)
  Distribution Fees Payable                                             (76)
  Administrative Fees Payable                                           (32)
  Custodian Fees Payable                                                (27)
  Payable for Portfolio Shares Redeemed                                 (17)
  Directors' Fees and Expenses Payable                                  (11)
  Other Liabilities                                                     (35)            (3,697)
==============================================================================================
NET ASSETS (100%)                                                                     $231,143
==============================================================================================
Net Assets Consist Of:
Paid in Capital                                                                       $258,476
Accumulated Net Investment Loss                                                           (726)
Accumulated Net Realized Loss                                                          (34,599)
Unrealized Appreciation on Investments                                                   7,992
----------------------------------------------------------------------------------------------
NET ASSETS                                                                            $231,143
==============================================================================================
CLASS A:
NET ASSETS                                                                            $ 87,456
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 8,489,925 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                                      $  10.30
==============================================================================================
CLASS B:
NET ASSETS                                                                            $143,687
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 14,372,633 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                            $  10.00
==============================================================================================

(a)  Non-income producing security
(e)  -- 144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Investment Overview
Technology Portfolio

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)
-----------------------------------------------
 - Software Products            21.1%
 - Communications Equipment     15.3
 - Electronic Equipment          8.7
 - Semiconductor Equipment &
   Products                      8.7
 - Electronic - Semiconductors   6.3
 - Biotechnology                 6.0
 - Data Communications           5.6
 - Biotechnology Research &
   Production                    5.5
 - Computer Services Software &
   Systems                       5.4
 - Information Processing        2.6
 - Other                        14.8
-----------------------------------------------

PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE
INDEX AND THE S&P 500 INDEX(1)
------------------------------------------------------------

                                    TOTAL RETURNS(2)
                             -------------------------------
                                                     AVERAGE
                                                      ANNUAL
                                          ONE          SINCE
                                 YTD     YEAR      INCEPTION
------------------------------------------------------------
Portfolio - Class A            -33.31%  -56.40%      26.16%
Portfolio - Class B            -33.39   -56.40       25.97
Nasdaq Composite Index         -12.51   -45.50       13.20
S&P 500 Index                   -6.69   -14.83       14.58

(1) The Nasdaq Composite Index is a market capitalization-weighted index comprised of all common stocks listed on the Nasdaq Stock Market. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Technology Portfolio seeks long-term capital appreciation by investing in primarily equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% of its assets in securities of foreign issuers. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

For the six months ended June 30, 2001, the Portfolio had a total return of -33.31% for the Class A shares and -33.39% for the Class B shares compared to -12.51% for the Nasdaq Composite Index and -6.69% for the S&P 500 Index. For the one year period ended June 30, 2001, the Portfolio had a total return of -56.40% for the Class A shares and -56.40% for the Class B shares compared to -45.50% for the Nasdaq Composite Index and -14.83% for the S&P 500 Index. For the period from inception on September 16, 1996 through June 30, 2001, the average annual total return was 26.16% for the Class A shares and 25.97% for the Class B shares compared to 13.20% for the Nasdaq Composite Index and 14.58% for the S&P 500 Index.

MARKET REVIEW

The last six months have been challenging for all investors, but in particular for technology investors. The NASDAQ, which is the market proxy for technology, lost about 13% and had been down as much as 35%. The Fed cut interest rates a total of six times and 275 basis points year-to-date. Six interest cuts are fairly unusual, having occurred only four times since World War II. The economic data has been mixed, with consumer confidence high, autos and home sales holding up, energy prices softening and inflation in check. On the negative side of the ledger there was a constant stream of layoff announcements, jobless claims rose and the amount of time people are staying unemployed increased. Since the U.S. consumer is doing the heavy lifting in keeping what little growth there is going, the ongoing negatives around employment are a concern.

During the first quarter, 420 stocks in the NASDAQ Index lost over 50% of their market value. New orders declined sharply in all segments of the technology sector as capital expenditures were sharply reduced, leading to a climate of great uncertainty about near- term business visibility. We were underweight many of the large cap names that dominate the Index and performed relatively well, as we believed there was no catalyst on the horizon to start a new product cycle in P.C., for either the consumer or business segments. We were underweight P.C. related software names as a result. In February, there was a sharp rebound in the semi-conductor names, which we did not fully participate in as we felt high valuations did not reflect the fundamental weakness underlying many of these businesses. We were invested in storage companies as well as software, particularly software companies with web-enabling B2B applications, as these companies appeared more recession proof than commodity type businesses such as semi-conductor chips. These stocks fell sharply in March, then led the April rally. Many higher beta names in software and storage, recovered in the second quarter. After the April rally, we realized some of the spectacular gains in these names, putting the proceeds into stocks we felt had less downside risk. Biotech was weak in the first quarter but benefited from a rotation into the sector as investors began to anticipate recovery. We began cutting back biotech on strength. The Portfolio was underweight semiconductors, however stock selection was strong. The outsourcing companies rebounded strongly off lows reached in the first quarter on hopes for order stabilization and decreasing cancellations. Among the top ten holdings, Microsoft, AOL Time Warner and Oracle, which announced it would make lowered expectations, also contributed positively.

MARKET OUTLOOK

It is now clear that the June quarter will not be the trough for technology sector earnings. We do not know at this point whether September will be better or worse than June, although we believe the lows in prices have already been made for this year. From an industry/sector perspective we favor storage, and storage networking, Internet-enabling software, and companies involved with the build out of 2.5 and 3G wireless. While the build out of wireless networks is taking longer than originally expected, we believe that the introduction of new applications and technologies will occur. We continue to own a balance of cyclical and stable growth names, although our recent purchases have been tilted toward well-positioned higher growth names.

July 2001

Morgan Stanley Institutional Fund, Inc.
Technology Portfolio
Financial Statements
June 30, 2001 (Unaudited)

Statement of Net Assets

                                                                      SHARES            VALUE
                                                                                        (000)
----------------------------------------------------------------------------------------------
Common Stocks (96.8%)
Technology (94.9%)
BIOTECHNOLOGY (6.0%)
  Amgen, Inc.                                                     (a)10,600           $    643
  Diversa Corp.                                                   (a)16,300                332
  Genentech, Inc.                                                  (a)5,850                322
  Gilead Sciences, Inc.                                           (a)17,850              1,039
  Idec Pharmaceuticals Corp.                                       (a)9,950                673
  NPS Pharmaceuticals, Inc.                                       (a)19,700                792
  Tularik, Inc.                                                   (a)18,900                488
----------------------------------------------------------------------------------------------
                                                                                         4,289
==============================================================================================
BIOTECHNOLOGY RESEARCH & PRODUCTION (5.5%)
  Corixa Corp.                                                    (a)20,850                356
  CuraGen Corp.                                                   (a)15,400                560
  Exelixis, Inc.                                                  (a)56,400              1,070
  Genaissance Pharmaceuticals, Inc.                               (a)44,500                625
  Harvard Bioscience, Inc.                                        (a)20,400                225
  Invitrogen Corp.                                                (a)12,300                883
  Third Wave Technologies                                            20,000                207
----------------------------------------------------------------------------------------------
                                                                                         3,926
==============================================================================================
COMMUNICATIONS EQUIPMENT (15.3%)
  American Tower Corp., Class A                                   (a)27,850                576
  Brocade Communications Systems, Inc.                            (a)25,600              1,126
  Cisco Systems, Inc.                                            (a)158,550              2,886
  Crown Castle International Corp.                                (a)26,700                438
  JDS Uniphase Corp.                                                 62,250                778
  Lucent Technologies, Inc.                                         140,350                870
  McData Corp., Class A                                              15,575                273
  Motorola, Inc.                                                     50,600                838
  Nokia Corp.                                                        40,050                883
  Nortel Networks Corp.                                              41,600                378
  QUALCOMM, Inc.                                                  (a)21,050              1,231
  Research In Motion Ltd.                                         (a)20,250                653
----------------------------------------------------------------------------------------------
                                                                                        10,930
==============================================================================================
COMMUNICATIONS TECHNOLOGY (2.1%)
  ADC Telecommunications, Inc.                                      109,900                725
  Optical Communication Products, Inc.                            (a)23,900                254
  Proxim, Inc.                                                    (a)38,900                549
----------------------------------------------------------------------------------------------
                                                                                         1,528
==============================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (5.4%)
  BrandEra.com, Inc.                                             (a)268,000                670
  Cacheflow, Inc.                                                 (a)32,600                161
  Interwoven, Inc.                                                   17,250                292
  Micromuse, Inc.                                                 (a)13,500                378
  Netegrity, Inc.                                                  (a)5,175                155
  StorageNetworks, Inc.                                           (a)52,050                884
  Vignette Corp.                                                 (a)104,050                923
  Vitria Technology, Inc.                                        (a)123,100                423
----------------------------------------------------------------------------------------------
                                                                                         3,886
==============================================================================================
COMPUTERS & PERIPHERALS (2.2%)
  Dell Computer Corp.                                                 9,900                259
  EMC Corp.                                                       (a)25,550                742
  International Business Machines Corp.                               4,750                537
----------------------------------------------------------------------------------------------
                                                                                         1,538
==============================================================================================
DATA COMMUNICATIONS (5.6%)
  CIENA Corp.                                                      (a)6,950           $    264
  DoubleClick, Inc.                                                  18,400                257
  Finisar Corp.                                                   (a)47,650                890
  KLA - Tencor Corp.                                                 11,350                664
  Pegasus Communications Corp.                                    (a)14,100                317
  Qwest Communications International, Inc.                        (a)17,150                547
  SBA Communications Corp.                                        (a)17,300                428
  Telefonaktiebolaget LM Ericsson ADR                                54,650                296
  Time Warner Telecom, Inc.                                        (a)9,750                327
----------------------------------------------------------------------------------------------
                                                                                         3,990
==============================================================================================
ELECTRONIC EQUIPMENT (8.7%)
  Agere Systems, Inc.                                                62,300                467
  DDI Corp.                                                       (a)20,000                400
  Emulex Corp.                                                    (a)21,650                875
  Jabil Circuit, Inc.                                             (a)23,500                725
  Kopin Corp.                                                     (a)37,250                452
  Newport Corp.                                                       5,650                150
  ONI Systems Corp.                                               (a)33,250                928
  Quest Software, Inc.                                            (a)17,300                653
  RF Micro Devices, Inc.                                          (a)32,850                886
  Sanmina Corp.                                                   (a)29,550                692
----------------------------------------------------------------------------------------------
                                                                                         6,228
==============================================================================================
ELECTRONICS - SEMICONDUCTORS (6.3%)
  Applied Micro Circuits Corp.                                    (a)28,400                489
  Broadcom Corp., Class A                                         (a)18,250                780
  C-MAC Industries, Inc.                                              2,750                 72
  Celestica, Inc.                                                    24,600              1,267
  Conexant Systems, Inc.                                          (a)45,500                407
  hi/fn, Inc.                                                      (a)7,850                119
  Integrated Device Technology, Inc.                                 10,200                323
  Micrel, Inc.                                                    (a)14,950                493
  Triquint Semiconductor, Inc.                                    (a)24,600                554
----------------------------------------------------------------------------------------------
                                                                                         4,504
==============================================================================================
INFORMATION PROCESSING (2.6%)
  Check Point Software Technologies Ltd.                           (a)5,600                283
  Novellus Systems, Inc.                                             12,050                684
  The Corporate Executive Board Co.                               (a)13,500                567
  Veeco Instruments, Inc.                                          (a)7,483                298
----------------------------------------------------------------------------------------------
                                                                                         1,832
==============================================================================================
MEDIA & ENTERTAINMENT (1.7%)
  AOL Time Warner, Inc.                                              23,600              1,251
----------------------------------------------------------------------------------------------
MEDICAL SERVICES (1.7%)
  Bruker Daltonics, Inc.                                          (a)27,600                416
  Specialty Laboratories, Inc.                                    (a)20,650                782
----------------------------------------------------------------------------------------------
                                                                                         1,198
==============================================================================================
OTHER (2.0%)
  Extreme Networks, Inc.                                          (a)15,750                465
  Tyco International Ltd.                                            17,900                975
----------------------------------------------------------------------------------------------
                                                                                         1,440
==============================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (8.7%)
  Altera Corp.                                                    (a)29,000                841
  Intel Corp.                                                        71,450              2,090

   The accompanying notes are an integral part of the financial statements.

                                                                      SHARES            VALUE
                                                                                        (000)
----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONT.)
  Micron Technology, Inc.                                         (a)12,450           $    512
  QLogic Corp.                                                    (a)23,100              1,489
  Texas Instruments, Inc.                                            21,150                666
  Xilinx, Inc.                                                       15,000                618
----------------------------------------------------------------------------------------------
                                                                                         6,216
==============================================================================================
SOFTWARE PRODUCTS (21.1%)
  Adobe Systems, Inc.                                                11,950                562
  Art Technology Group, Inc.                                      (a)32,350                188
  BEA Systems, Inc.                                               (a)28,950                889
  Celera Genomics Group - Applera Corp.                              12,250                486
  Citrix Systems, Inc.                                               22,250                776
  Documentum, Inc.                                                (a)13,200                170
  Foundry Networks, Inc.                                          (a)21,700                433
  Gemstar-TV Guide International, Inc.                            (a)23,112                985
  Intuit, Inc.                                                    (a)12,650                506
  Mercury Interactive Corp.                                       (a)11,800                707
  Microsoft Corp.                                                 (a)45,400              3,314
  Oracle Corp.                                                    (a)57,100              1,085
  Peoplesoft, Inc.                                                (a)17,350                854
  Portal Software, Inc.                                           (a)90,700                375
  Rational Software Corp.                                         (a)10,400                292
  Redback Networks, Inc.                                          (a)35,250                314
  Siebel Systems, Inc.                                               12,700                596
  Sonus Networks, Inc.                                               19,100                446
  Storage Technology Corp.                                           10,050                138
  TIBCO Software, Inc.                                            (a)17,500                223
  VeriSign, Inc.                                                  (a)11,192                672
  VERITAS Software Corp.                                          (a)12,000                798
  Yahoo!, Inc.                                                       13,650                273
----------------------------------------------------------------------------------------------
                                                                                        15,082
==============================================================================================
                                                                                        67,838
==============================================================================================
Consumer Discretionary (0.1%)
RETAIL (0.1%)
  Priceline.com, Inc.                                                 5,050                 46
----------------------------------------------------------------------------------------------
Health Care (1.1%)
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
  Applera Corp-Applied Biosystems Group                           (a)14,050                376
  Medtronic, Inc.                                                     9,350                430
----------------------------------------------------------------------------------------------
                                                                                           806
==============================================================================================
Utilities (0.7%)
UTILITIES: TELECOMMUNICATIONS (0.7%)
  FLAG Telecom Holdings Ltd.                                     (a)102,500                520
----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $94,030)                                                      69,210
==============================================================================================

                                                                     NO. OF
                                                                   WARRANTS
                                                                      (000)
----------------------------------------------------------------------------------------------
WARRANTS (0.0%)
Technology (0.0%)
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.0%)
  ZI Corp. (Cost $)                                               (a)29,950                 --
----------------------------------------------------------------------------------------------

                                                                       FACE
                                                                     AMOUNT
                                                                      (000)
----------------------------------------------------------------------------------------------
Short-Term Investment (2.3%)
Repurchase Agreement
  J.P. Morgan Securities, Inc. 3.70%,
    dated 6/29/01, due 7/02/01
    (Cost $1,604)                                                 (f)$1,604           $  1,604
----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (99.1%) (COST $95,634)                                              70,814
==============================================================================================
Other Assets (1.5%)
  Receivable for Investments Sold                                       953
  Receivable for Portfolio Shares Sold                                   83
  Other                                                                   5              1,041
==============================================================================================
Liabilities (-0.6%)
  Payable for Investments Purchased                                    (164)
  Investment Advisory Fees Payable                                     (153)
  Administrative Fees Payable                                           (13)
  Custodian Fees Payable                                                (10)
  Payable for Portfolio Shares Redeemed                                  (9)
  Directors' Fees and Expenses Payable                                   (8)
  Bank Overdraft Payable                                                 (3)
  Other Liabilities                                                     (25)              (385)
==============================================================================================
NET ASSETS (100%)                                                                     $ 71,470
==============================================================================================
NET ASSETS CONSIST OF:
Paid in Capital                                                                       $127,672
Accumulated Net Investment Loss                                                           (421)
Accumulated Net Realized Loss                                                          (30,961)
Unrealized Depreciation on Investments                                                 (24,820)
----------------------------------------------------------------------------------------------
NET ASSETS                                                                            $ 71,470
==============================================================================================
CLASS A:
NET ASSETS                                                                            $ 66,322
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,843,516 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                            $  17.26
==============================================================================================
CLASS B:
NET ASSETS                                                                            $  5,148
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 301,416 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                            $  17.08
==============================================================================================

(a)  Non-income producing security

(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

ADR -- American Depositary Receipt

   The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Investment Overview


U.S. Real Estate Portfolio

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)
[CHART]

- Office                  26.8%
- Residential Apartments  25.4
- Retail Regional Malls    7.4
- Industrial               6.0
- Lodging/Resorts          7.1
- Mixed                    6.6
- Self Storage             5.9
- Diversified              5.5
- Residential Manufactured
  Homes                    3.0
- Retail Strip Centers     2.9
- Other                    3.4

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)

                                     TOTAL RETURNS(2)
                                       AVERAGE     AVERAGE
                                        ANNUAL      ANNUAL
                                 ONE      FIVE       SINCE
                          YTD   YEAR     YEARS   INCEPTION
Portfolio - Class A     7.37%  21.40%    14.03%      16.21%
Portfolio - Class B     7.19   21.04     13.73       14.42
Index - Class A        11.44   24.42     11.03       12.17
Index - Class B        11.44   24.42     11.03       11.33

--------------
(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other Portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

For the six months ended June 30, 2001, the Portfolio had a total return of 7.37% for the Class A shares and 7.19% for the Class B share compared to 11.44% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of 21.40% for the Class A shares and 21.04% for the Class B share compared to 24.42% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 14.03% for the Class A shares and 13.73% for the Class B shares compared to 11.03% for the Index. For the period from inception on February 24, 1995 through June 30, 2001, the average annual total return for the Class A shares was 16.21% compared to 12.17% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 14.42% compared to 11.33% for the Index.

MARKET REVIEW

REITs experienced a reversal of fortune throughout the first half of the year, as last year's losers outperformed last year's winners. Perhaps of greater significance was the strong relationship between dividend yield and stock performance. Clearly, investors favored higher dividend stocks in the first half of the year; we continue to stress fundamentals and believe the current focus on income will run its course. Aside from attracting investors for its dividend yield and defensive nature, the sector gained interest over the potential S&P index inclusion of REITs.

After a flat first quarter of 2001, REITs provided a strong second quarter. The sector is up 11.4% on a year-to-date basis as measured by the Index. The S&P 500 Index and the Dow Jones Index gained 5.5% and 6.3%, respectively in the second quarter. Even with these gains, neither of these indexes is positive for the year-to-date. The second quarter marked the fifth consecutive quarter in which REITs outperformed the broader equity markets.

Investors remained wary of apartment companies with high concentrations in Northern California, particularly given emerging data on rental and occupancy declines in markets where technology-led demand has cooled. As a result, stock selection suffered among those companies we owned for high-barrier-to-entry qualities. We note that these markets have had limited new supply and home affordability is among the lowest in the country.

We continue to shape the portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the portfolio reflect a more defensive stance given weakening economic fundamentals. We increased our overweighting to apartments, which we believe will likely experience favorable demand in a slowing economy as it is a necessity and should compete favorably with the alternative of purchasing a home. We reduced our overweighting to the office sector over continued concerns of reduced demand, a lack of abatement to the supply pipeline and potential new sub-lease space. We were poised to reduce our weighting to hotels, the most economically sensitive sector, but the supply pipeline has materially improved and stocks appeared to reflect much of the negative news.

MARKET OUTLOOK

The private real estate markets appear balanced based upon a rational level of new supply and below equilibrium vacancy rates. We are encouraged that the development pipelines either peaked or are in the process of peaking for the vast majority of property types. The slowdown in the economy in 2001 will create a more challenging environment. However, given the declining levels of construction, the modest level of construction versus total supply outstanding, and historically low vacancy rates, the U.S. real estate market is better prepared than in previous periods for an economic slowdown. Based on the current valuation and the sector's defensive characteristics, we believe the sector should be able to produce returns modestley below its historical average returns. Investors may find it attractive given the recent performance and volatility in the equity markets.

July 2001

Morgan Stanley Institutional Fund, Inc.
U.S. Real Estate Portfolio
Financial Statements
June 30, 2001 (Unaudited)

Statement of Net Assets

                                                                                                                        VALUE
                                                                                                    SHARES              (000)
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (96.9%)
Real Estate (96.9%)
DIVERSIFIED (5.5%)
  Frontline Capital Group                                                                        1,155,900             $1,734
  Pacific Gulf Properties, Inc. REIT                                                               413,000              2,019
  Rouse Co. REIT                                                                                   280,800              8,045
  Vornado Realty Trust REIT                                                                        500,300             19,532
  Wellsford Real Properties, Inc.                                                               (a)327,449              6,336
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       37,666
-----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (0.3%)
  La Quinta Properties, Inc.                                                                       349,300              1,809
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (6.0%)
  AMB Property Corp.                                                                               425,800             10,969
  Cabot Industrial Trust                                                                           364,300              7,650
  Prime Group Realty Trust REIT                                                                    364,400              4,919
  Prologis Trust REIT                                                                              767,380             17,435
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       40,973
-----------------------------------------------------------------------------------------------------------------------------
LODGING/RESORTS (7.1%)
  Candlewood Hotel Co., Inc.                                                                     (a)74,700                172
  Hilton Hotels Corp.                                                                              114,700              1,330
  Host Marriot Corp.                                                                               799,500             10,010
  Innkeepers USA Trust                                                                             195,400              2,341
  Interstate Hotels Corp.                                                                        (a)32,838                 92
  John Q Hammons Hotels, Inc., Class A                                                          (a)108,300                704
  Starwood Lodging Trust REIT                                                                      804,793             30,003
  Wyndham International, Inc.                                                                     (d)9,601                826
  Wyndham International, Inc., Class A                                                        (a)1,181,554              2,954
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       48,432
-----------------------------------------------------------------------------------------------------------------------------
MIXED (6.6%)
  Bedford Property Investors, Inc. REIT                                                             79,300              1,661
  PS Business Parks, Inc. Class A REIT                                                             238,710              6,684
  Reckson Associates Realty Corp.                                                                   63,700              1,465
  Spieker Properties, Inc. REIT                                                                    589,000             35,311
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       45,121
-----------------------------------------------------------------------------------------------------------------------------
OFFICE (26.8%)
  Arden Realty, Inc. REIT                                                                        1,065,200             28,441
  Beacon Capital Partners, Inc.                                                              (d)(e)335,100              2,879
  Boston Properties, Inc. REIT                                                                     661,500             27,055
  Brookfield Properties Corp. (Canada)                                                           1,428,401             27,283
  CarrAmerica Realty Corp. REIT                                                                    575,930             17,566
  Equity Office Properties Trust REIT                                                            1,411,706             44,652
  Great Lakes, Inc. REIT                                                                           547,800              9,976
  Kilroy Realty Corp.                                                                                  100                  3
  Koger Equity, Inc. REIT                                                                           79,400              1,310
  Mack-Cali Realty Corp. REIT                                                                      164,900              4,696
  Trizec Hahn Corp.                                                                              1,058,500             19,254
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      183,115
-----------------------------------------------------------------------------------------------------------------------------
OTHER (0.0%)
  Atlantic Gulf Communities Corp.                                                               (a)140,284                 --
  Internap Network Services Corp.                                                             (a)(d)18,428                 49
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                           49
-----------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL APARTMENTS (25.4%)
  Amli Residential Properties Trust REIT                                                           439,100            $10,802
  Apartment Investment & Management Co. REIT                                                       229,700             11,072
  Archstone Communities Trust REIT                                                                 978,814             25,234
  Avalon Bay Communities, Inc. REIT                                                                879,062             41,096
  BRE Properties, Class A                                                                            2,200                 67
  Equity Residential Properties Trust REIT                                                         506,340             28,633
  Essex Property Trust, Inc. REIT                                                                  466,300             23,105
  Post Properties, Inc. REIT                                                                       118,700              4,493
  Smith (Charles E.) Residential Realty, Inc. REIT                                                 468,700             23,505
  Summit Properties, Inc.                                                                          199,600              5,355
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      173,362
-----------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL MANUFACTURED HOMES (3.0%)
  Chateau Communities, Inc. REIT                                                                   352,352             11,064
  Manufactured Home Communities, Inc. REIT                                                         310,100              8,714
  Sun Communities, Inc. REIT                                                                        15,600                551
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       20,329
-----------------------------------------------------------------------------------------------------------------------------
RETAIL REGIONAL MALLS (7.4%)
  General Growth Properties, Inc.                                                                   60,200              2,369
  Macerich Co. REIT                                                                                347,600              8,621
  Simon Property Group, Inc. REIT                                                                  811,600             24,324
  Taubman Centers, Inc. REIT                                                                     1,060,778             14,851
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       50,165
-----------------------------------------------------------------------------------------------------------------------------
RETAIL STRIP CENTERS (2.9%)
  Acadia Realty Trust REIT                                                                         104,900                732
  Burnham Pacific Property Trust REIT                                                              917,090              4,494
  Federal Realty Investment Trust REIT                                                             711,400             14,754
  Ramco-Gershenson Properties Trust REIT                                                             2,300                 40
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       20,020
-----------------------------------------------------------------------------------------------------------------------------
SELF STORAGE (5.9%)
  Public Storage, Inc. REIT                                                                      1,129,790             33,499
  Shurgard Storage Centers, Inc., Series A REIT                                                    208,900              6,528
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       40,027
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $572,782)                                                                                 661,068
=============================================================================================================================
PREFERRED STOCKS (0.2%)
Real Estate (0.2%)
LODGING/RESORTS (0.2%)
  Wyndham International., Class A                                                                (d)16,766              1,377
-----------------------------------------------------------------------------------------------------------------------------
OTHER (0.0%)
  Atlantic Gulf Communities Corp.                                                            (a)(d)107,021                 --
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $2,450)                                                                                  1,377
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

                                                                                                                        VALUE
                                                                                                    SHARES              (000)
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.0%)
Real Estate (0.0%)
OTHER (0.0%)
  Atlantic Gulf Communities Corp., Series B                                                   (a)(d)75,765           $     --
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $758)                                                                           --
=============================================================================================================================
RIGHTS (0.0%)
Real Estate (0.0%)
OTHER (0.0%)
  Cyprus Trading Corp., Ltd.                                                                  (a)(d)59,764                 19
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL RIGHTS (COST $252)                                                                                                 19
=============================================================================================================================
WARRANTS (0.0%)
Real Estate (0.0%)
OTHER (0.0%)
  Atlantic Gulf Communities Corp., Class A                                                    (a)(d)62,000                 --
  Atlantic Gulf Communities Corp., Class B                                                   (a)(d)112,510                 --
  Atlantic Gulf Communities Corp., Class C                                                   (a)(d)112,510                 --
=============================================================================================================================
  TOTAL WARRANTS (COST $--)                                                                                                --
=============================================================================================================================
                                                                                                      FACE
                                                                                                    AMOUNT
                                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.4%)
Repurchase Agreement (2.4%)
  J.P. Morgan Securities, Inc., 3.70%, dated 6/29/01, due 7/2/01 (Cost $16,208)                 (f)$16,208             16,208
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $592,450)                                                                             678,672
=============================================================================================================================
Other Assets (0.8%)
  Cash                                                                                                  $1
  Dividends Receivable                                                                               4,238
  Receivable for Investments Sold                                                                      612
  Receivable for Portfolio Shares Sold                                                                 532
  Interest Receivable                                                                                    5
  Other                                                                                                  9             $5,397
-----------------------------------------------------------------------------------------------------------------------------
Liabilities (-0.3%)
  Investment Advisory Fees Payable                                                                  (1,252)
  Payable for Investments Purchased                                                                   (626)
  Administrative Fees Payable                                                                          (94)
  Directors' Fees and Expenses Payable                                                                 (33)
  Custodian Fees Payable                                                                               (20)
  Distribution Fees Payable                                                                            (12)
  Payable for Portfolio Shares Redeemed                                                                 (1)
  Other Liabilities                                                                                    (58)            (2,096)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $681,973
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                                                                                      $577,079
Undistributed Net Investment Income                                                                                     4,450
Accumulated Net Realized Gain                                                                                          14,222
Unrealized Appreciation on Investments and Foreign Currency Translations                                               86,222
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $681,973
-----------------------------------------------------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                                                                           $661,999
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 42,987,486 outstanding $0.001 par value shares (authorized 500,000,000 shares)                         $15.40
-----------------------------------------------------------------------------------------------------------------------------
CLASS B:
NET ASSETS                                                                                                            $19,974
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 1,302,546 outstanding $0.001 par value shares (authorized 500,000,000 shares)                          $15.33
-----------------------------------------------------------------------------------------------------------------------------

------------------
(a)  -- Non-income producing security

(d) -- Securities were valued at fair value - See Note A-1 to financial statements.

(e)  --  144A security certain conditions for public sale may exist.

(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

REIT --  Real Estate Investment Trust

     The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Investment Overview

Value Equity Portfolio

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)
[CHART]

- Financial Services               33.2%
- Utilities                         9.1
- Integrated Oils                   9.0
- Telecommunication Services        7.8
- Auto & Transportation             6.8
- Health Care                       6.7
- Consumer Discretionary            6.5
- Technology                        4.6
- Industrials                       4.3
- Other                            12.0



PERFORMANCE COMPARED TO THE RUSSELL 1000 VALUE INDEX AND S&P 500 INDEX(1)

                                                TOTAL RETURNS(2)
                                                     AVERAGE ANNUAL
                                               ONE      FIVE      TEN      SINCE
                                         YTD   YEAR    YEARS    YEARS  INCEPTION
Portfolio - Class A                     2.56%  17.72%  15.95%   15.65%     13.89%
Portfolio - Class B                     2.30   17.34   15.65      N/A      15.66
Russell 1000 Value Index-- Class A     -1.26   10.33   14.95    15.75      14.71
S&P 500 Index - Class A                -6.69  -14.83   14.47    15.10      14.83
Russell 1000 Value Index-- Class B     -1.26   10.33   14.95      N/A      14.89
S&P 500 Index -  Class B               -6.69  -14.83   14.47      N/A      14.93

-----------------
(1) The Russell 1000 Value Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the investment adviser believes to be undervalued relative to the stock market in general at the time of purchase. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

For the six months ended June 30, 2001, the Portfolio had a total return of 2.56% for the Class A shares and 2.30% for the Class B shares compared to -1.26% for the Russell 1000 Value Index and -6.69% for the S&P 500 Index. For the one year period ended June 30, 2001, the Portfolio had a total return of 17.72% for the Class A shares and 17.34% for the Class B shares compared to10.33% for the Russell 1000 Value Index and -14.83% for the S&P 500 Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 15.95% for the Class A shares and 15.65% for the Class B shares compared to 14.95% for the Russell 1000 Value Index and 14.47% for the S&P 500 Index. For the ten-year period ended June 30, 2001, the Portfolio had an average annual total return of 15.65% for the Class A shares compared to 15.75% for the Russell 1000 Value Index and 15.10% for the S&P 500 Index. For the period from inception on January 31, 1990 through June 30, 2001, the average annual total return for the Class A shares was 13.89% compared to 14.71% for the Russell 1000 Value Index and 14.83% for the S&P 500 Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 15.66% compared to 14.89% for the Russell 1000 Value Index and 14.93% for the S&P 500 Index.

MARKET REVIEW

The first half of 2001 has been mixed for equity investors. Within large cap, value outperformed growth, with the Russell 1000 Value Index (the "Index") declining 1.26% while the Russell 1000 Growth Index declined 14.24%. The Fed made a total of six cuts and 275 basis points year-to-date. Six interest cuts are fairly unusual, having occurred four times since World War II. The economic data remained mixed, with consumer confidence high, autos and home sales holding up, energy prices softening and inflation in check. On the negative side of the ledger there was a constant stream of layoff announcements, jobless claims rose and the amount of time people are staying unemployed increased.

The Portfolio beat the Index in six of twelve economic sectors. The Portfolio was overweight in autos and transportation, averaging 7% versus 3% for the Index and two of the three stocks comprising the sector, auto parts maker Arvinmeritor and General Motors advanced strongly. Continental, which had a strong second quarter recovery, is one of a few airlines that appears to be operating in the black this year. Energy stocks fell broadly in the second quarter after strong performance in the first quarter. Oil stocks held up and Exxon, Conoco and BP Amoco had positive returns, although lower than the first quarter in the face of price stabilization, increasing stockpiles and lower than expected demand for gasoline.

Financial services was the largest sector weight and the largest overweight, averaging 36% of the Portfolio versus 32% of the Index. Stock selection in this sector was ahead of the index sector return. Insurers Lincoln National and American General, which are being acquired by AIG, both core holdings in the Portfolio, performed strongly. We continued to favor Freddie Mac, a top ten holding, and banks, including Fleetboston, Citigroup and JP Morgan Chase. The Portfolio was overweight in utilities, averaging 19% compared to 14% for the Index, and sector allocation detracted from performance. Consumer discretionary was a smaller sector, averaging 6% of the Portfolio, but it was one of the better performing sectors in the Index and our stock selection lagged. Philips Electronics fell on weaker than expected sales and results in the weak electronics segment. Liberty Media rose strongly as the company is moving to Europe, acquiring six cable systems in Germany and helping complete a round of financing for United Globalcomm, which is the largest cable company in the world. There was an additional boost to the stock as the date for the AT&T spinoff was established.

MARKET OUTLOOK

We think that the market is now close to being fairly valued with the S&P 500 2002 P-E at 19.5, which is where the Fed model would set fair value given a 5.14% ten-year government yield. However, this valuation is still split between a few of the mega-cap stocks (16% of the S&P 500) at 42 times 2002 earnings, and then the rest of the market. Hence, for the highly valued mega-cap stocks the risk is continued multiple compression on lowered earnings growth; for the rest of the market, the challenge is earnings growth. The Portfolio is valued at 14.5 times expected 2002 earnings (same valuation as the Russell 1000 Value Index), and we believe the companies can grow earnings at a rate equal to or greater than the broad market as measured by the Index.

July 2001

Morgan Stanley Institutional Fund, Inc
Value Equity Portfolio
Financial Statements
June 30, 2001 (Unaudited)

Statement of Net Assets


                                                                                                                        VALUE
                                                                                                    SHARES              (000)
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks (98.0%)
Auto & Transportation (6.8%)
AIR TRANSPORT (1.0%)
  Continental Airlines, Inc., Class B                                                            (a)22,400             $1,103
-----------------------------------------------------------------------------------------------------------------------------
AUTO PARTS: ORIGINAL EQUIPMENT (4.5%)
  Meritor Automotive, Inc.                                                                         295,400              4,945
-----------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES (1.3%)
  General Motors Corp.                                                                              23,150              1,490
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,538
-----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (6.5%)
CABLE TELEVISION SERVICES (0.7%)
  AT&T Corp., Liberty Media Group, Class A                                                          45,500                796
-----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA (0.1%)
  WorldCom, Inc.                                                                                     4,352                 70
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS (1.0%)
  Philips Electronics N.V.                                                                       (a)42,150              1,114
-----------------------------------------------------------------------------------------------------------------------------
RETAIL (4.7%)
  RadioShack Corp.                                                                                  45,550              1,389
  TJX Cos., Inc.                                                                                   121,150              3,861
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,230
-----------------------------------------------------------------------------------------------------------------------------
Consumer Staples (1.9%)
FOOD PRODUCTS (0.9%)
  Kraft Foods, Inc.                                                                                 30,350                941
-----------------------------------------------------------------------------------------------------------------------------
SOAPS & HOUSEHOLD CHEMICALS (1.0%)
  Procter & Gamble Co.                                                                              17,300              1,104
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,045
-----------------------------------------------------------------------------------------------------------------------------
Financial Services (33.2%)
BANKS: OUTSIDE NEW YORK CITY (7.9%)
  Bank of America Corp.                                                                             45,550              2,734
  Fleet Boston Financial Corp.                                                                     130,700              5,156
  PNC Bank Corp.                                                                                    13,250                872
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,762
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (8.1%)
  American General Corp.                                                                            30,250              1,405
  Citigroup, Inc.                                                                                   71,600              3,783
  JP Morgan Chase & Co.                                                                             84,250              3,758
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,946
-----------------------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES (1.3%)
  Mellon Bank Corp.                                                                                 31,950              1,470
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL MISCELLANEOUS (5.0%)
  Federal Home Loan Mortgage Corp.                                                                  78,400              5,488
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE: MULTI-LINE (10.9%)
  Allstate Corp.                                                                                   101,250              4,454
  American International Group, Inc.                                                                27,950              2,403
  Lincoln National Corp.                                                                            76,400              3,954
  SAFECO Corp.                                                                                      19,900                587
  Torchmark Corp.                                                                                   15,600                627
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12,025
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       36,691
-----------------------------------------------------------------------------------------------------------------------------
Health Care (6.7%)
DRUGS & PHARMACEUTICALS (4.7%)
  Abbott Laboratories                                                                               33,900             $1,627
  American Home Products Corp.                                                                      48,850              2,855
  Schering-Plough Corp.                                                                             18,200                660
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,142
-----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (2.0%)
  Bristol-Myers Squibb Co.                                                                          42,950              2,246
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,388
-----------------------------------------------------------------------------------------------------------------------------
Industrials (4.3%)
AEROSPACE & DEFENSE (2.8%)
  United Technologies Corp.                                                                         42,750              3,132
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS: TECHNOLOGY (1.5%)
  General Dynamics Corp.                                                                            21,500              1,673
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,805
-----------------------------------------------------------------------------------------------------------------------------
Information Technology (1.8%)
COMMUNICATIONS TECHNOLOGY (1.8%)
  Motorola, Inc.                                                                                   117,850              1,952
-----------------------------------------------------------------------------------------------------------------------------
Integrated Oils (9.0%)
OIL: INTEGRATED DOMESTIC (3.3%)
  Conoco, Inc.                                                                                     130,750              3,687
-----------------------------------------------------------------------------------------------------------------------------
OIL: INTEGRATED INTERNATIONAL (5.7%)
  BP Amoco plc ADR                                                                                  24,350              1,214
  Exxon Mobil Corp.                                                                                 57,700              5,040
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,254
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        9,941
-----------------------------------------------------------------------------------------------------------------------------
Materials & Processing (3.9%)
BUILDING MATERIALS (1.1%)
  Masco Corp.                                                                                       49,250              1,229
-----------------------------------------------------------------------------------------------------------------------------
CHEMICALS (0.8%)
  Milennium Chemicals, Inc.                                                                         61,250                922
-----------------------------------------------------------------------------------------------------------------------------
MISC. MATERIALS & PROCESSING (2.0%)
  USEC, Inc.                                                                                       260,600              2,197
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,348
-----------------------------------------------------------------------------------------------------------------------------
Other (0.7%)
MULTI-SECTOR COMPANIES (0.7%)
  Honeywell International, Inc.                                                                      7,650                268
  Loews Corp.                                                                                        8,150                525
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          793
-----------------------------------------------------------------------------------------------------------------------------
Producer Durables (1.7%)
AEROSPACE (1.0%)
  Boeing Co.                                                                                        19,900              1,106
-----------------------------------------------------------------------------------------------------------------------------
MACHINERY: CONSTRUCTION & HANDLING (0.7%)
  Caterpillar, Inc.                                                                                 14,400                721
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,827
-----------------------------------------------------------------------------------------------------------------------------
Technology (4.6%)
COMMUNICATIONS TECHNOLOGY (2.7%)
  3Com Corp.                                                                                     (a)90,500                430
  ADC Telecommunications, Inc.                                                                      58,600                387
  AT&T Wireless Group                                                                            (a)92,073              1,505

    The accompanying notes are an integral part of the financial statements.


                                                                                                                        VALUE
                                                                                                    SHARES              (000)
-----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY (CONT.)
  Lucent Technologies, Inc.                                                                         98,800               $613
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,935
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (0.6%)
  Conexant Systems, Inc.                                                                            75,400                675
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS: TECHNOLOGY (1.3%)
  Harris Corp.                                                                                      54,700              1,488
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,098
-----------------------------------------------------------------------------------------------------------------------------
Telecommunication Services (7.8%)
COMMUNICATIONS TECHNOLOGY (5.0%)
  Verizon Communications, Inc.                                                                      74,100              3,964
  WorldCom, Inc.                                                                                   109,200              1,551
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,515
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES (2.4%)
  SBC Communications, Inc.                                                                          68,050              2,726
-----------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
  Telesp Celular Participacoes S.A. ADR                                                             28,475                431
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,672
-----------------------------------------------------------------------------------------------------------------------------
Utilities (9.1%)
UTILITIES: ELECTRICAL (4.5%)
  NiSource, Inc.                                                                                   141,650              3,871
  Xcel Energy, Inc.                                                                                 37,000              1,053
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,924
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS (4.6%)
  AT&T Corp.                                                                                           100                  2
  BellSouth Corp.                                                                                   37,700              1,518
  FLAG Telecom Holdings Ltd.                                                                    (a)268,950              1,363
  Sprint Corp.                                                                                     102,650              2,193
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,076
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,000
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $99,384)                                                                                  108,328
=============================================================================================================================

                                                                                                      FACE
                                                                                                    AMOUNT
                                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.7%)
Repurchase Agreement (3.7%)
  J.P. Morgan Securities, Inc., 3.70%, dated 6/29/01, due 7/02/01 (Cost $4,046)                  (f)$4,046             $4,046
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (101.7%) (COST $103,430)                                                                          112,374
=============================================================================================================================
Other Assets (0.8%)
  Cash                                                                                                  $1
  Receivable for Investments Sold                                                                      581
  Receivable for Portfolio Shares Sold                                                                 223
  Dividends Receivable                                                                                  70
  Interest Receivable                                                                                    1
  Other                                                                                                  4               $880
-----------------------------------------------------------------------------------------------------------------------------
Liabilities (-2.5%)
  Payable for Investments Purchased                                                                 (2,439)
  Investment Advisory Fees Payable                                                                    (114)
  Payable for Portfolio Shares Redeemed                                                                (79)
  Administrative Fees Payable                                                                          (18)
  Custodian Fees Payable                                                                               (16)
  Distribution Fees Payable                                                                            (11)
  Directors' Fees and Expenses Payable                                                                 (10)
  Other Liabilities                                                                                    (29)            (2,716)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $110,538
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                                                                                      $100,700
Undistributed Net Investment Income                                                                                       367
Accumulated Net Realized Gain                                                                                             527
Unrealized Appreciation on Investments and Foreign Currency Translations                                                8,944
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $110,538
-----------------------------------------------------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                                                                            $91,454
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 8,677,657 outstanding $0.001 par value shares (authorized 500,000,000 shares)                          $10.54
-----------------------------------------------------------------------------------------------------------------------------
CLASS B:
NET ASSETS                                                                                                            $19,084
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 1,814,050 outstanding $0.001 par value shares (authorized 500,000,000 shares)                          $10.52
-----------------------------------------------------------------------------------------------------------------------------

-----------------
(a)  Non-income producing security

(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

Emerging Markets Debt Portfolio

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

[CHART]

- Brazil     19.1%
- Mexico     16.8
- Russia     14.0
- Argentina   7.2
- Morocco     5.1
- Bulgaria    3.7
- Panama      3.4
- South Korea 3.1
- Ecuador     2.9
- Egypt       2.8
- Other      21.9


PERFORMANCE COMPARED TO THE J.P. MORGAN
EMERGING MARKETS BOND GLOBAL INDEX(1)

                                 TOTAL RETURNS(2)
                                              AVERAGE ANNUAL
                                 ONE       FIVE         SINCE
                           YTD  YEAR      YEARS     INCEPTION
Portfolio - Class A       5.21% 10.92%    8.20%      9.31%
Portfolio - Class B       5.48  10.97     8.02      10.39
Index--Class A            5.82  13.20    11.94      10.25
Index--Class B            5.82  13.20    11.94      13.34

----------------
(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady Bonds, loans, Eurobonds and local market instruments for 27 emerging market countries.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of 5.21% for the Class A shares and 5.48% for the Class B shares compared to 5.82% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of 10.92% for the Class A shares and 10.97% for the Class B shares compared to 13.20% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 8.20% for the Class A shares and 8.02% for the Class B shares compared to 11.94% for the Index. For the period from inception on February 1, 1994 through June 30, 2001, the Portfolio had an average annual total return for the Class A shares of 9.31% compared to 10.25% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 10.39% compared to 13.34% for the Index. As of June 30, 2001, the Portfolio had a SEC 30-day yield of 9.25% for the Class A shares and 9.01% for the Class B shares.

MARKET REVIEW

Emerging markets debt (EMD) enjoyed strong but volatile performance during the first half of 2001. Argentina, and to a lessor extent Turkey, dominated the headlines and led to significant moves in asset prices--both upward and downward. EMD was also influenced by global financial considerations: emerging market asset prices reacted with concern to data suggesting that the U.S. slowdown might end up being longer--and possibly deeper--than expected. This was also compounded by the unexpected sharp slowdown in Europe and by the weakening in commodity price.

Financial stress in Argentina and Turkey started in early April when it looked increasingly likely that both countries would be unable to service their debt. An asset price recovery attempt ensued as Argentina implemented a debt-re-profiling exercise and as the international official community came to Turkey's rescue. The rally, though, proved short-lived. Towards quarter-end, both countries' asset prices came under repeated pressure. Brazil suffered from the financial stresses in Argentina and Turkey during the quarter. The Brazilian currency weakened to lows not seen since the 1999 devaluation. The Brazilian central bank reacted fairly aggressively by raising interest rates and securing an important pipeline of international bridge financing.

Fortunately, the Argentina/Turkey stress did not propagate indiscriminately across all emerging countries. The Russian economy continued to perform strongly, helped not only by high oil prices, but also by a determined push to transform the economy away from its undistinguished past. Meanwhile, the Bulgarians elected a new Parliament whose new composition is generally committed to the objective of European Union convergence. The Philippines Parliament promulgated (after a 7-year delay) a key reform law, which should radically alter the country's power sector.

During the first half of 2001, the portfolio's construction was based on two self-reinforcing considerations: that the weak global economy is clouding the outlook for emerging markets; and that systemically important credits (e.g., Argentina, Turkey, and to a lesser extent, Brazil) possess particularly weak fundamentals. At the portfolio level, these considerations translated into a generally defensive stance. In terms of country selection, the portfolio generally had a material underweight in Argentina and smaller underweights in Turkey and Brazil. Two sets of countries were over-weighted: those we believe possess an idiosyncratically favorable dynamic that dominates overall market considerations (e.g., Russia, Morocco, and Bulgaria). Second, countries whose fundamentals are potentially sufficiently strong so as to survive the global slowdown and Argentina/Turkey contagion (e.g., Mexico, Qatar, and Panama).

Our underweights to Argentina, and to a lessor extent Brazil, added to performance. In addition, overweight positions in Russia, Mexico, and Panama also added to returns. Our overall defensive portfolio stance helped the Portfolio in February, April and June, but detracted from returns in January and May when the market rallied.

MARKET OUTLOOK

As mentioned above, we continue to be concerned about the situation in Argentina. The country's recent debt restructuring will reduce its short-term cash outlays, but it will do nothing to address the country's economic problems. We are continuing to maintain a large under-weight to this country relative to our Index along with maintaining an overall defensive Portfolio.

July 2001

Morgan Stanley Institutional Fund, Inc.
Emerging Markets Debt Portfolio
Financial Statements
June 30, 2001 (Unaudited)

Statement of Net Assets


                                                                                                      FACE
                                                                                                    AMOUNT              VALUE
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
Debt Instruments (95.0%)
Algeria (0.6%)
SOVEREIGN (0.6%)
  Republic of Algeria, Tranche 1 7.188%, 3/31/10                                                   $(a)297               $259
-----------------------------------------------------------------------------------------------------------------------------
Argentina (7.2%)
SOVEREIGN (7.2%)
  Republic of Argentina, Series L-GL 4.813%, 3/31/23                                                   300                188
  Republic of Argentina, Series L-GP (Floating Rate), 6.00%, 3/31/23                                 5,000              3,150
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,338
-----------------------------------------------------------------------------------------------------------------------------
Brazil (19.1%)
SOVEREIGN (19.1%)
  Federative Republic of Brazil 9.625%, 7/15/05                                                      1,000                942
  Federative Republic of Brazil 5.438%, 4/15/24                                                      1,900              1,385
  Federative Republic of Brazil 5.50%, 4/15/09                                                         800                650
  Federative Republic of Brazil 5.50%, 4/15/12                                                       3,100              2,178
  Federative Republic of Brazil, C Bond, Series L, 8.00%, 4/15/14                                    1,126                830
  Federative Republic of Brazil, Front Loaded Interest Reduction Bond, Series
     EI-L (Floating Rate) 5.438%, 4/15/06                                                              624                553
  Federative Republic of Brazil, Series C (Floating Rate), 8.00%, 4/15/14                            2,955              2,179
  Federative Republic of Brazil, Series RG (Floating Rate), 5.655%, 4/15/06                            136                120
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,837
-----------------------------------------------------------------------------------------------------------------------------
Bulgaria (3.7%)
SOVEREIGN (3.7%)
  Republic of Bulgaria, Discount Bond, Series A, 7.563%, 7/28/24                                       770                606
  Republic of Bulgaria, Front Loaded Interest Reduction Bond, 3.00%, 7/28/12                         1,350              1,092
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,698
-----------------------------------------------------------------------------------------------------------------------------
Croatia (0.8%)
SOVEREIGN (0.8%)
  Croatia, Series A, 6.25%, 7/31/10                                                                    389                380
-----------------------------------------------------------------------------------------------------------------------------
Ecuador (2.9%)
SOVEREIGN (2.9%)
  Republic of Equador, 12.00%, 11/15/12                                                              1,050                733
  Republic of Equador, 4.00%, 8/15/30                                                                1,400                603
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,336
-----------------------------------------------------------------------------------------------------------------------------
Egypt (2.8%)
SOVEREIGN (2.8%)
  Arab Republic Of Egypt, 8.75%, 7/11/11                                                      (a,d,e)1,300              1,298
-----------------------------------------------------------------------------------------------------------------------------
Indonesia (0.7%)
CORPORATE (0.7%)
  Indah Kiat, International Finance, Series B 11.875%, 6/15/02                                        $220                $60
  Pindo Deli Financial Mauritius 10.75%, 10/01/07                                             (a,d,e)1,050                147
  Tjiwi Kimia FN Mauritius, 10.00%, 8/01/04                                                             50                  8
  Tjiwi Kimia International BV, Global Bond 13.25%, 8/01/01                                            840                127
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          342
-----------------------------------------------------------------------------------------------------------------------------
Ivory Coast (0.7%)
SOVEREIGN (0.7%)
  Ivory Coast, Series 1, 2.00%, 3/29/18                                                           (e)1,200                195
  Republic of Ivory Coast, 2.00%, 3/29/18                                                           (e)760                125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          320
-----------------------------------------------------------------------------------------------------------------------------
Malaysia (1.7%)
CORPORATE (1.7%)
  TM Global, Inc., 8.00%, 12/07/10                                                               (d)(e)800                794
-----------------------------------------------------------------------------------------------------------------------------
Mexico (16.6%)
CORPORATE (3.9%)
  Grupo Iusacell S.A. de C.V. 14.25%, 12/1/06                                                       (e)300                319
  Pemex Project Funding Master Trust 8.50%, 2/15/08                                              (d)(e)350                360
  Petro Mexicanos, 9.50%, 9/15/27                                                                      650                694
  TV Azteca S.A., Series B, 10.50%, 2/15/07                                                      (d)(e)435                414
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,787
-----------------------------------------------------------------------------------------------------------------------------
SOVEREIGN (12.7%)
  United Mexican States, 8.375%, 1/14/11                                                             2,500              2,516
  United Mexican States, 8.125%, 12/30/19                                                            1,960              1,852
  United Mexican States, Series A, 9.875%, 2/01/10                                                   1,400              1,526
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,894
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,681
-----------------------------------------------------------------------------------------------------------------------------
Morocco (5.1%)
SOVEREIGN (5.1%)
  Government of Morocco, Reconstruction & Consolidation Agreement, Series A,
  (Floating Rate), 5.094%, 1/01/09                                                                   2,545              2,341
-----------------------------------------------------------------------------------------------------------------------------
Nigeria (0.7%)
SOVEREIGN (0.7%)
  Central Bank of Nigeria Par Bonds, 6.25%, 11/15/20                                                   500                319
  Nigeria Promissory Notes, Series RC, 5.092%, 1/05/10                                                  50                 19
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          338
-----------------------------------------------------------------------------------------------------------------------------
Panama (3.4%)
SOVEREIGN (3.4%)
  Republic of Panama, 9.625%, 2/08/11                                                                1,000              1,001

    The accompanying notes are an integral part of the financial statements.

                                                                                                      FACE
                                                                                                    AMOUNT              VALUE
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
Panama
SOVEREIGN (CONT.)
  Republic of Panama, 6.438%, 7/17/16                                                                 $396               $319
  Republic of Panama, 9.375%, 4/01/29                                                                  250                258
  Republic of Panama, PDI PIK Bond,  (Floating Rate), 4.00%, 7/17/16                                     4                  3
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,581
-----------------------------------------------------------------------------------------------------------------------------
Peru (0.6%)
SOVEREIGN (0.6%)
  Republic of Peru, Front Loaded Interest Reduction Bond, 4.50%, 3/07/17                               400                276
-----------------------------------------------------------------------------------------------------------------------------
Philippines (1.2%)
CORPORATE (0.2%)
  Bayan Telecommunications, 13.50%, 7/15/06                                                      (d)(e)500                 91
-----------------------------------------------------------------------------------------------------------------------------
SOVEREIGN (1.0%)
  Republic of Philippines, 9.50%, 10/21/24                                                             450                444
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          535
-----------------------------------------------------------------------------------------------------------------------------
Poland (2.1%)
CORPORATE (1.0%)
  Netia Holdings II B.V., Series B, 13.125%, 6/15/09                                                   400                172
  PTC International Finance II S.A., 11.25%, 12/01/09                                                  300                294
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          466
-----------------------------------------------------------------------------------------------------------------------------
SOVEREIGN (1.1%)
  Republic of Poland, Series B, 4.00%, 10/27/14                                                        500                492
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          958
-----------------------------------------------------------------------------------------------------------------------------
Qatar (2.1%)
SOVEREIGN (2.1%)
  State of Qatar, Series REGS, 9.75%, 6/15/30                                                          850                952
-----------------------------------------------------------------------------------------------------------------------------
Russia (14.0%)
SOVEREIGN (14.0%)
  Russia Federation, 8.25%, 3/31/10                                                                    101                 77
  Russia Federation, 8.25%, 3/31/10                                                            (d)(e)1,572              1,204
  Russia Federation, 12.75%, 6/24/28                                                                 2,250              2,216
  Russia Federation, 2.25%, 3/31/30                                                            (d)(e)4,084              1,935
  Russia Federation, 5.00%, 3/31/30                                                                  2,220              1,048
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,480
-----------------------------------------------------------------------------------------------------------------------------
South Korea (3.1%)
CORPORATE (2.1%)
  Korea Electric Power 6.375%, 12/01/03                                                                450                455
  Korea Electric Power 7.75%, 4/01/13                                                                  500                505
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          960
-----------------------------------------------------------------------------------------------------------------------------
SOVEREIGN (1.0%)
  Republic of Korea, Global Bond 8.875%, 4/15/08                                                       400                450
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,410
-----------------------------------------------------------------------------------------------------------------------------
Tunisia (1.0%)
SOVEREIGN (1.0%)
  Banque Centrale de Tunisie, 8.25%, 9/19/27                                                          $500               $472
-----------------------------------------------------------------------------------------------------------------------------
Turkey (2.1%)
CORPORATE (0.3%)
  Cellco Finance N.V., 15.00%, 8/01/05                                                                 170                142
-----------------------------------------------------------------------------------------------------------------------------
SOVEREIGN (1.8%)
  Republic of Turkey, 11.875%, 1/15/30                                                               1,000                828
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          970
-----------------------------------------------------------------------------------------------------------------------------
Ukraine (0.4%)
SOVEREIGN (0.4%)
  Ukraine Government, 11.00%, 3/15/07                                                                  267                206
-----------------------------------------------------------------------------------------------------------------------------
Venezuela (2.4%)
SOVEREIGN (2.4%)
  Government of Venezuela, 9.25%, 9/15/27                                                              450                308
  Republic of Venezuela, Debt Conversion Bond, Series DL, (Floating Rate),
    4.75%, 12/18/07                                                                                     48                 40
  Republic of Venezuela, Series W-A, 6.75%, 3/31/20                                                  1,000                755
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,103
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL DEBT INSTRUMENTS (COST $44,850)                                                                                43,905
=============================================================================================================================

                                                                                                    NO. OF
                                                                                                    RIGHTS
                                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------------------
RIGHTS (0.2%)
Mexico (0.2%)
  United Mexican States, Value Recovery Rights, expiring 6/30/03 (Cost $)                            9,850                $97
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                    NO. OF
                                                                                                  WARRANTS
                                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------------------
WARRANTS (0.1%)
Nigeria (0.0%)
  Central Bank of Nigeria, expiring 11/15/20                                                      (a)7,750                 --
-----------------------------------------------------------------------------------------------------------------------------
United States (0.1%)
  Occidente y Caribe Cellular, expiring 3/15/04                                               (a)(e)20,600                 21
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $13)                                                                                                21
=============================================================================================================================
                                                                                                      FACE
                                                                                                    AMOUNT
                                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------------------
Short-Term Investment (5.9%)
REPURCHASE AGREEMENT (5.9%)
  J.P. Morgan Securities, Inc. 3.70%, dated 6/29/01, due 7/02/01 (Cost $2,743)                   $(f)2,743              2,743
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                                                                        VALUE
                                                                                                                        (000)
-----------------------------------------------------------------------------------------------------------------------------

  TOTAL INVESTMENTS (101.2%) (COST $47,606)                                                                           $46,766
=============================================================================================================================
Other Assets (12.3%)
  Receivable for Investments Sold                                                                   $4,593
  Interest Receivable                                                                                1,096
  Receivable for Portfolio Shares Sold                                                                   3
  Other                                                                                                  6              5,698
-----------------------------------------------------------------------------------------------------------------------------
Liabilities (-13.5%)
  Payable for Investments Purchased                                                                 (4,522)
  Bank Overdraft Payable                                                                            (1,593)
  Investment Advisory Fees Payable                                                                     (87)
  Directors' Fees and Expenses Payable                                                                 (15)
  Custodian Fees Payable                                                                               (11)
  Administrative Fees Payable                                                                           (9)
  Other Liabilities                                                                                    (30)
                                                                                                                       (6,267)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                     $46,197
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                                                                                      $139,603
Accumulated Net Investment Income                                                                                       2,327
Accumulated Net Realized Loss                                                                                         (94,893)
Unrealized Depreciation on Investments and Foreign Currency Translations                                                 (840)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                            $46,197
-----------------------------------------------------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                                                                            $45,789
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 15,097,361 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                                   $3.03
-----------------------------------------------------------------------------------------------------------------------------
CLASS B:
NET ASSETS                                                                                                               $408
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 132,592 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                                   $3.08
-----------------------------------------------------------------------------------------------------------------------------

------------------
(a)  Non-income producing security

(d) Securities were valued at fair value - See Note A-1 to financial statements.

(e)  --144A security -- certain conditions for public sale may exist.

(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

Floating Rate -- Interest Rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2001

    The accompanying notes are an integral part of the financial statements.

Fixed Income Portfolio


COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

[CHART]         Mortgage Pass-Thru             51.0%
                Corporate Bonds and Notes      32.5
                Asset Backed Securities         8.8
                U.S. Government & Agency
                  Obligations                   1.3
                Other                           6.4


PERFORMANCE COMPARED TO THE LEHMAN
AGGREGATE BOND INDEX(1)
--------------------------------------------------------------

                               TOTAL RETURNS(2)
                     -----------------------------------------
                                          AVERAGE ANNUAL
                                   ---------------------------
                             ONE    FIVE     TEN         SINCE
                      YTD   YEAR   YEARS   YEARS     INCEPTION
--------------------------------------------------------------
Portfolio - Class A  4.01% 11.88%   7.27%   7.75%      7.67%
Portfolio - Class B  3.87  11.53    7.09     N/A       6.24
Index--Class A       3.62  11.23    7.48    7.87       7.82
Index--Class B       3.62  11.23    7.48     N/A       6.55

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio seeks to produce a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.

For the six months ended June 30, 2001, the Portfolio had a total return of 4.01% for the Class A shares and 3.87% for the Class B shares compared to 3.62% for the Lehman Brothers Aggregate Bond Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of 11.88% for the Class A shares and 11.53% for the Class B shares compared to 11.23% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 7.27% for the Class A shares and 7.09% for the Class B shares compared to 7.48% for the Index. For the ten-year period ended June 30, 2001, the average annual total return for the Class A shares was 7.75% compared to 7.87% for the Index. For the period from inception on May 15, 1991 through June 30, 2001, the average annual total return for the Class A shares was 7.67% compared to 7.82% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 6.24% compared to 6.55% for the Index. As of June 30, 2001, the Portfolio had a SEC 30-day yield of 5.35% for the Class A shares and 5.20% for the Class B shares.

MARKET REVIEW

The Federal Reserve's string of rate reductions and investors' optimism regarding an eventual economic rebound generated a corporate bond rally. The Portfolio benefited as a result of its above-benchmark sensitivity to corporate yield spread changes, as well as continued superior security selection decisions within the corporate area. Investment-grade corporates currently remain very attractive relative to underlying measures of creditworthiness, and we currently maintain an above-benchmark exposure to corporates.

Agency debt securities outperformed Treasuries by a small margin in the first half of the year. We believe, the recent power shift within the U.S. Senate should reduce some of the agencies' political risk in the near term. We trimmed agency debt holdings to take advantage of potential superior values in other non-Treasury sectors.

Mortgages also outperformed Treasuries during the first half. Slower-than-expected prepayments helped the performance of higher-coupons, while a steep yield curve helped stimulate CMO production while suppressing mortgage refinancing activity. The Portfolio's mortgage strategy emphasizes fixed-rate coupons in the 6.5% through 8.0% range; we continue to hold some short-duration premium mortgages as high-quality, highly-liquid cash surrogates.

We entered 2001 with an interest-rate sensitivity (IRS) position 0.25 years below the benchmark, as our term structure model suggested that long-term yields already priced-in a series of Fed easing moves. An ensuing rise in long-term Treasury yields validated our view, and we eliminated this position at higher yield levels in mid-May. A subsequent rally took yields back down to levels that again appeared optimistic in terms of expected Fed easing and inflation trends. In response, we reinstated a modest below-benchmark IRS position in late June.

Our opportunistic non-dollar strategy had a small unfavorable impact on relative performance as the euro lost ground versus the dollar. European real rates remained competitive with those in the U.S. We maintain a small, opportunistic non-dollar allocation on a currency-exposed basis.

MARKET OUTLOOK

As the effects of lower short-term interest rates and federal income tax rebates filter through the system, economic growth has the potential to be better than expected by late 2001 and into 2002. With inflation currently under control, the outlook for bond investors, especially those in the corporate and mortgage sectors, remains favorable. We believe that the high-quality non-Treasury sectors should continue to represent excellent relative value, thereby justifying a continued emphasis on these areas within the Portfolio.

July 2001

Morgan Stanley Institutional Fund, Inc.
Fixed Income Portfolio
Financial Statements
June 30, 2001 (Unaudited)

Statement of Net Assets

                                                                                                      FACE
                                                                                                    AMOUNT              VALUE
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
Fixed Income Securities (93.6%)
ASSET BACKED SECURITIES (8.8%)
  BMW Vehicle Owner Trust, 6.65%,  2/25/03                                                          $1,167             $1,182
  Citibank Credit Card Issuance Trust, Series 2000-A1, Class A1, 6.90%,
    10/17/07                                                                                         1,805              1,882
  Citibank Credit Card Issuance Trust, Series 2000-C1, Class C1, 7.45%,  9/15/07                       500                516
  COMED, Series 98-1, Class A2, 5.29%,  6/25/03                                                        575                575
  Connecticut RRB Special Purpose Trust, Series 2001-1, Class A5, 6.21%,
    12/30/11                                                                                         1,300              1,281
  Daimler Chysler Auto Trust, Series 2000-C, Class A3, 6.82%,  9/06/04                               1,310              1,350
  Detroit Edison Securitization Funding LLC, 5.88%,  3/01/10                                           585                580
  Detroit Edison Securitization Funding LLC, 6.42%,  3/01/15                                           685                670
  Ford Credit Auto Trust, Series 2000-E, Class A4, 6.74%,  6/15/04                                   1,310              1,348
  Honda Auto Receivables Owner Trust, Series 2000-1, Class A3, 6.62%,  7/15/04                         865                887
  MBNA Master Credit Card Trust, Series 2000-E, Class A, 7.80%,  10/15/12                            1,220              1,334
  MBNA Master Credit Card Trust, Series 99-B, Class A, 5.90%,  8/15/11                                 760                745
  MMCA Automobile Trust, Series 2000-1, Class A3, 7.00%,  6/15/04                                    1,080              1,108
  Peco Energy Transition Trust, Series 2001-A, Class A1, 6.52%,  12/31/10                              625                623
  PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%,  6/15/15                               575                573
  Residential Funding Mortgage Securities, Series 2000-HI4, Class AI2, 7.39%,
    4/25/11                                                                                          1,100              1,122
  Team Fleet Financing Corp., Series 97-1A, 7.35%,  5/15/03                                       (e)3,250              3,251
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       19,027
-----------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes (32.5%)
ENERGY (0.3%)
  CMS Panhandle Holding Co., 6.50%,  7/15/09                                                           330                303
  DTE Energy Co., 7.05%,  6/01/11                                                                      310                310
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          613
-----------------------------------------------------------------------------------------------------------------------------
FINANCE (13.3%)
  AIG Sunamerica Global Finance, 6.30%,  5/10/11                                                  (e)1,155              1,138
  American Express, 6.88%,  11/01/05                                                                   385                401
  American General Institutional Capital, Series A, 7.57%,  12/01/45                              (e)2,000              1,988
  Anthem Insurance, 9.13%,  4/01/10                                                                 (e)140                146
  BAE Systems Assets Trust, Series 2001-G, 6.66%,  9/15/13                                       $(e)1,495             $1,499
  Bank of America Corp., 7.40%,  1/15/11                                                               515                535
  Bank One Corp., MTN, Series A, 6.00%,  2/17/09                                                       760                724
  Chase Manhattan Corp., 6.00%,  2/15/09                                                             1,000                962
  CIGNA Corp., 7.00%,  1/15/11                                                                         235                236
  Citigroup, Inc., 7.25%,  10/01/10                                                                  1,345              1,399
  DaimlerChysler NA Holding Corp., 7.75%,  1/18/11                                                     440                453
  Farmers Exchange Capital, 7.05%,  7/15/28                                                       (e)2,500              2,225
  FleetBoston Financial Corp., 6.38%,  5/15/08                                                       1,000                983
  Ford Motor Co., 6.38%,  2/01/29                                                                    1,470              1,230
  Ford Motors Credit Co., 7.38%,  10/28/09                                                             555                563
  General Motors Acceptance Corp., 7.48%,  2/28/03                                                     200                207
  Goldman Sachs Group, 6.34%,  3/01/06                                                            (e)1,250              1,246
  Hartford Financial Services Group, Inc., 7.75%,  6/15/05                                             655                695
  Hartford Financial Services Group, Inc., 7.90%,  6/15/10                                             125                134
  Household Finance Corp., 5.88%,  2/01/09                                                           1,020                955
  John Hancock, 7.38%,  2/15/24                                                                      1,450              1,420
  MBNA America Bank, Series BKNT, 6.50%,  6/20/06                                                      345                340
  Metropolitan Life Insurance Co., 7.80%,  11/01/25                                                 (e)775                788
  Nationwide Mutual Insurance, 7.50%,  2/15/24                                                      (e)345                309
  Nisource Finance Corp., 7.88%,  11/15/10                                                             660                699
  Prudential Insurance Co., 6.38%,  7/23/06                                                       (e)2,500              2,500
  State Street Boston Corp., 7.65%,  6/15/10                                                           345                369
  Washington Mutual Corp., 8.25%,  4/01/10                                                             940              1,016
  Wellpoint Health Network, 6.38%,  6/15/06                                                            310                308
  World Financial Credit, 6.91%,  9/01/13                                                         (e)3,366              3,386
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       28,854
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (13.0%)
  Aetna, Inc., 7.88%,  3/01/11                                                                         840                817
  Albertson's, Inc., 7.45%,  8/01/29                                                                   895                842
  America West Airlines, 7.10%,  4/02/21                                                            (e)865                866
  American Home Products, 6.70%,  3/15/11                                                           (e)870                870
  AOL Time Warner, Inc., 6.75%,  4/15/11                                                               610                600
  AT&T Wireless Services, 7.88%,  3/01/11                                                           (e)615                616
  Centex Corp., 7.88%,  2/01/11                                                                        435                431


     The accompanying notes are an integral part of the financial statements.

                                      103

                                                                                                      FACE
                                                                                                    AMOUNT              VALUE
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (CONT.)
  Clear Channel Communications, Inc., 7.65%,  9/15/10                                                 $490               $505
  Conoco, Inc., 6.95%,  4/15/29                                                                      1,330              1,279
  Cox Communications, Inc., 7.75%,  11/01/10                                                           425                444
  CVS Corp., 5.63%,  3/15/06                                                                        (e)860                850
  DaimlerChysler NA Holding Corp., 8.00%,  6/15/10                                                     315                329
  Delphi Auto Systems Corp., 7.13%, 5/01/29                                                            185                170
  Federated Department Stores, Inc., 6.30%,  4/01/09                                                   585                561
  Florida Windstorm, 7.13%,  2/25/19                                                              (e)1,000              1,004
  Ford Motor Co., 7.45%,  7/16/31                                                                      290                278
  Hutchison Whampoa International Ltd., 7.00%,  2/16/11                                             (e)450                445
  International Flavor & Fragrance, 6.45%,  5/15/06                                                 (e)565                564
  Kellogg Co., 6.60%,  4/01/11                                                                      (e)870                850
  Kroger Co., 7.70%,  6/01/29                                                                          105                106
  Kroger Co., 8.00%,  9/15/29                                                                          680                711
  Kroger Co., 7.50%,  4/01/31                                                                          245                242
  Lockheed Martin Corp., 8.20%,  12/01/09                                                           (e)360                388
  Lowe's Companies, Inc., 6.50%,  3/15/29                                                            2,000              1,778
  Marriott International, 7.00%,  1/15/08                                                         (e)1,250              1,254
  News America Holdings, 8.88%,  4/26/23                                                               850                896
  News America, Inc., 7.28%,  6/30/28                                                                  165                148
  Nortel Networks, Ltd., 6.13%,  2/15/06                                                               505                436
  Progress Energy, Inc., 7.10%,  3/01/11                                                               425                430
  Raytheon Corp., 8.20%,  3/01/06                                                                      680                705
  Raytheon Corp., 8.30%,  3/01/10                                                                      100                104
  Safeway, Inc., 6.50%,  3/01/11                                                                       110                107
  Safeway, Inc., 7.25%,  2/01/31                                                                       370                364
  Target Corp., 7.50%,  8/15/10                                                                        735                785
  Telus Corp., 8.00%,  6/01/11                                                                         380                388
  Time Warner, Inc., 7.57%,  2/01/24                                                                   165                164
  Time Warner, Inc., 6.63%,  5/15/29                                                                   290                259
  TRW, Inc., 7.63%,  3/15/06                                                                           365                376
  United Technologies Corp., 6.70%,  8/01/28                                                           830                803
  US Airways, Inc., 7.08%,  3/20/21                                                                    935                921
  Viacom, Inc., 6.63%,  5/15/11                                                                     (e)710                695
  Walt Disney Co., MTN, 5.50%,  12/29/06                                                             1,500              1,474
  Williams Cos., 7.50%,  1/15/31                                                                    (e)425                398
  Worldcom, Inc., 8.25%,  5/15/10                                                                    1,750              1,789
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       28,042
-----------------------------------------------------------------------------------------------------------------------------
TELEPHONES (0.9%)
  AT&T Corp., 6.50%,  3/15/29                                                                          325                278
  Bellsouth Telecommunications, Inc., 6.38%,  6/01/28                                                  640                577
  GTE Corp., 6.94%,  4/15/28                                                                           360                337
  Qwest Capital Funding, 7.75%,  8/15/06                                                      $        815    $           853
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,045
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES (0.2%)
  American Electric Power, Series A, 6.13%,  5/15/06                                                   175                173
  Exelon Corp., 6.75%,  5/01/11                                                                        105                103
  Williams Cos., 7.75%,  6/15/31                                                                       110                107
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          383
-----------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS (4.8%)
  Ahold Finance USA, Inc., 6.88%,  5/01/29                                                           1,050                953
  British Telecom plc, 8.63%,  12/15/30                                                                645                703
  Deutsche Telekom International Finance B.V., 8.00%,  6/15/10                                         555                573
  Deutsche Telekom International Finance B.V., 8.25%,  6/15/30                                         265                273
  Government of Quebec, Series PJ, 6.13%,  1/22/11                                                   1,925              1,858
  Hutchison Whampoa Financial Services Group, 7.50%,  8/01/27                                       (e)525                492
  Inter-American Development Bank, 5.75%,  2/26/08                                                     630                625
  Inter-American Development Bank, 7.38%,  1/15/10                                                     630                682
  Oil Enterprises, Ltd., 6.24%,  6/30/08                                                          (e)1,539              1,524
  TYCO International Group S.A., 6.88%,  9/05/02                                                       305                310
  TYCO International Group S.A., 6.75%,  2/15/11                                                       525                520
  TYCO International Group S.A., 7.00%,  6/15/28                                                        75                 71
  Unilever Capital Corp., 7.13%,  11/01/10                                                             635                661
  Vodafone Group plc, 7.75%,  2/15/10                                                                1,115              1,172
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,417
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       70,354
-----------------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Thru (51.0%)
AGENCY (8.1%)
  Federal National Mortgage Association 5.75%,  6/15/05                                              5,000              5,071
  Federal National Mortgage Association 5.50%,  2/15/06                                              6,600              6,585
  Federal National Mortgage Association 7.13%,  6/15/10                                              5,585              5,961
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       17,617
-----------------------------------------------------------------------------------------------------------------------------
AGENCY FIXED RATE MORTGAGE (34.7%)
  Federal Government Loan Mortgage Corporation 7.00%,  7/01/29                                      32,500             32,685
  Federal Government Loan Mortgage Corporation July TBA 8.00%,  7/01/31                              5,000              5,161
  Federal Home Loan Mortgage Corporation, 13.00%,  9/01/10                                               4                  4


     The accompanying notes are an integral part of the financial statements.

                                      104

                                                                                                      FACE
                                                                                                    AMOUNT              VALUE
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
AGENCY FIXED RATE MORTGAGE (CONT.)
  Federal National Mortgage Association 8.00%,  2/01/12                                             $1,249             $1,291
  Federal National Mortgage Association 8.50%,  4/01/30                                              5,603              5,900
  Federal National Mortgage Association 8.50%,  5/01/30                                                141                148
  Federal National Mortgage Association 8.50%,  6/01/30                                              1,975              2,080
  Federal National Mortgage Association 8.50%,  7/01/30                                                166                175
  Federal National Mortgage Association 8.50%,  8/01/30                                              3,327              3,503
  Federal National Mortgage Association 8.50%,  9/01/30                                                 43                 45
  Federal National Mortgage Association 8.50%,  2/01/31                                              1,345              1,416
  Federal National Mortgage Association 8.00%,  7/31/31                                              5,250              5,424
  Government National Mortgage Association, July TBA 7.00%,  7/15/31                                17,000             17,150
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       74,982
-----------------------------------------------------------------------------------------------------------------------------
CMO'S - AGENCY COLLATERAL SERIES (0.5%)
  Federal Home Loan Mortgage Corporation, Series 1707, Class S, 2.11%,  3/15/24                      1,739                218
  Federal Home Loan Mortgage Corporation, Series 2141, Class SD, 1.52%,  4/15/29                     2,383                228
  Federal National Mortgage Association, Series 2000-34, Class S, 1.93%,
    10/25/30                                                                                         5,815                336
  Federal National Mortgage Association, Series 97-68, Class SC, 1.88%,  5/18/27                     5,222                382
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,164
-----------------------------------------------------------------------------------------------------------------------------
CMO's-NON-AGENCY COLLATERAL (3.9%)
  Bank of America Mortgage Securities, Series 2000-6, Class A2, 7.50%,  11/25/30                     1,325              1,337
  Countrywide Home Loans, Series 2000-5, Class 1A2, 7.75%,  10/25/30                                 1,333              1,346
  GMAC Mortgage Corporation Loan Trust, Series 2000-J3, Class A1, 7.75%,
    10/25/30                                                                                         1,296              1,307
  Mid-State Trust, Series 4, Class A, 8.30%,  4/01/30                                                1,802              1,910
  Peco Energy Transition Trust, Series 99-A, Class A6, 6.05%,  3/01/09                               1,250              1,254
  Residential Funding Mortgage Securities, Series 2000-S9, Class A6, 7.75%,
    7/25/30                                                                                          1,252              1,263
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,417
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGES (2.0%)
  Chase Commercial Mortgage Securities Corp., 7.03%,  10/15/08                                        $995             $1,024
  LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2, 7.37%,  6/15/10                        1,100              1,143
  Merrill Lynch Mortgage Investors, Inc., Series 98-C2, Class A1, 6.22%,
   2/15/30                                                                                           2,139              2,172
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,339
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (1.8%)
  Federal Home Loan Mortgage Corporation (Euro) 5.75%,  9/15/10                                      4,375              3,782
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      110,301
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (1.3%)
U.S. TREASURY BONDS (1.3%)
  U.S. Treasury Bond, 8.75%,  8/15/20                                                                1,555              2,058
  U.S. Treasury Note, 7.50%,  2/15/05                                                                  700                762
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,820
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $202,066)                                                                       202,502
-----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (33.4%)
Repurchase Agreement (5.3%)
  J.P. Morgan Securities, Inc. 3.70%, dated 6/29/01, due 7/02/01,                                (f)11,572             11,572
-----------------------------------------------------------------------------------------------------------------------------
Discount Notes (28.1%)
  Federal Home Loan Bank, Discount Note, expiring 7/13/01                                           10,000              9,985
  Federal Home Loan Mortgage Corporation, Discount Note, Series RB, expiring
    8/14/01                                                                                         10,000              9,957
  Federal National Mortgage Association, Discount Note, expiring 7/06/01                            15,000             14,989
  Federal National Mortgage Association, Discount Note, expiring 8/17/01                            16,000             15,919
  Federal National Mortgage Association, Discount Note, expiring 9/27/01                            10,000              9,909
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       60,759
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS(COST $72,331)                                                                           72,331
-----------------------------------------------------------------------------------------------------------------------------


     The accompanying notes are an integral part of the financial statements.

                                      105

                                                                                                                        VALUE
                                                                                                                        (000)
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (127.0%) (COST $274,397)                                                                         $274,833
=============================================================================================================================
Other Assets (1.3%)
  Cash                                                                                                $197
  Interest Receivable                                                                                2,055
  Receivable for Investments Sold                                                                      524
  Other Assets                                                                                          11              2,787
-----------------------------------------------------------------------------------------------------------------------------
Liabilities (-28.3%)
  Payable for Investments Purchased                                                                (60,831)
  Investment Advisory Fees Payable                                                                    (228)
  Administrative Fees Payable                                                                          (32)
  Directors' Fees and Expenses Payable                                                                 (20)
  Custodian Fees Payable                                                                                (8)
  Distribution Fees Payable                                                                             (1)
  Other Liabilities                                                                                    (31)           (61,151)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $216,469
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist Of:
Paid in Capital                                                                                                      $218,147
Accumulated Net Investment Income                                                                                         743
Accumulated Net Realized Loss                                                                                          (2,857)
Unrealized Appreciation on Investments and Foreign Currency Translations                                                  436
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $216,469
-----------------------------------------------------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                                                                           $214,007
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 19,783,703 outstanding $0.001 par value shares (authorized 500,000,000 shares)                         $10.82
-----------------------------------------------------------------------------------------------------------------------------
CLASS B:
NET ASSETS                                                                                                             $2,462
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 227,709 outstanding $0.001 par value shares (authorized 500,000,000 shares)                            $10.81
-----------------------------------------------------------------------------------------------------------------------------

(e)  -- 144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

MTN--Medium Term Note
TBA--Security is subject to delayed delivery -- see note A-7 to the financial statements


     The accompanying notes are an integral part of the financial statements.

Global Fixed Income Portfolio

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

[CHART]

                            European Currency Unit         31.8%
                            Japanese Yen                   22.6
                            United States Dollar           18.6
                            British Pound                   6.1
                            Danish Krone                    5.7
                            Canadian Dollar                 5.6
                            Australian Dollar               2.2
                            Swedish Krona                   1.0
                            Other                           6.4

PERFORMANCE COMPARED TO THE J.P. MORGAN
TRADED GLOBAL BOND INDEX(1)
------------------------------------------------------------

                               TOTAL RETURNS(2)
                    ----------------------------------------
                                         AVERAGE ANNUAL
                                    ------------------------
                              ONE    FIVE     TEN      SINCE
                      YTD    YEAR   YEARS   YEARS  INCEPTION
------------------------------------------------------------
Portfolio - Class A -4.14%  -2.23%   2.09%   5.33%      5.10%
Portfolio - Class B -4.25   -2.35    1.90     N/A       1.73
Index--Class A      -4.36   -2.52    2.79    6.48       6.24
Index--Class B      -4.36   -2.52    2.79     N/A       2.32

(1) The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.


(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Global Fixed Income Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of -4.14% for the Class A shares and -4.25% for the Class B shares compared to -4.36% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -2.23% for the Class A shares and -2.35% for the Class B shares compared to -2.52% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 2.09% for the Class A shares and 1.90% for the Class B shares compared to 2.79% for the Index. For the ten-year period ended June 30, 2001, the Portfolio had an average annual total return of 5.33% for the Class A shares compared to 6.48% for the Index. For the period from inception on May 1, 1991 through June 30, 2001, the average annual total return for the Class A shares was 5.10% compared to 6.24% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 1.73% compared to 2.32% for the Index. As of June 30, 2001, the Portfolio had a SEC 30-day yield of 4.25% for the Class A shares and 4.10% for the Class B shares.

MARKET REVIEW

The Fed cut interest rates 275 basis points during the first six months of 2001 and short-term U.S. bonds rallied strongly. Longer-term U.S. rates, however, rose as market participants began to entertain the possibility that the combination of easier Fed policy and the U.S. tax cut may be sufficient to rekindle growth. Expectations of a resumption of growth were reflected in corporate credit markets, as spreads on BBB-rated bonds narrowed 75 basis points.

Signs of a resumption of U.S. growth, however, remain sparse and the earlier weakening of the U.S. economy has now clearly spread to Europe and Japan. As a result, longer-dated Euro bonds outperformed U.S.

bonds modestly and Japanese bonds rallied sharply. The largest effect, however, was on the dollar, which rose 10% against the euro and 9% against the yen and Australian dollar during the first six months.

The Portfolio benefited from its overweight position in corporate credit, its preference of euro-denominated securities over U.S. and U.K. bonds, and from its overweighting of the euro versus the yen. (Benefits from higher euro interest weights more than outweighed the small decline in the euro versus the yen.) These gains, however, were partially offset by our underweight position in Japanese securities and from losses stemming from a small holding of Australian dollars. The net result was that the Portfolio enjoyed a modest outperformance, relative to its benchmark, year-to-date.

MARKET OUTLOOK

Looking forward, we find that real (inflation adjusted) ten-year interest rates are now about 3% in the U.S. and Europe, and we now regard values offered in these bond markets as being close to neutral. Japanese 10-year interest rates, however, now yield less than 1.2% and, given the deteriorating state of Japanese government finances, we remain defensive in this market. On the currency front we are maintaining an overweight position in the euro versus the yen. Euros currently yield 4.5% more than the yen and European companies are highly competitive at current exchange rates. In addition, we are maintaining a small overweight in Canadian and Australian dollar relative to the U.S. currency. These currencies have positive yield spreads and are substantially undervalued versus the U.S. currency. And with both currencies appreciating 4% last quarter, trends have become more positive.

July 2001

Morgan Stanley Institutional Fund, Inc.
Global Fixed Income Portfolio
Financial Statements
June 30, 2001 (Unaudited)

Statement of Net Assets

                                                                                                      FACE
                                                                                                    AMOUNT              VALUE
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
Fixed Income Securities (93.6%)
Australian Dollar (2.2%)
U.S. GOVERNMENT & AGENCY OBLIGATIONS (2.2%)
  Federal National Mortgage Association 6.50%,  7/10/02                                    AUD       1,000               $516
-----------------------------------------------------------------------------------------------------------------------------
British Pound (6.1%)
FOREIGN BONDS (6.1%)
  United Kingdom Treasury Gilt 7.00%, 11/06/01                                             GBP         300                425
  United Kingdom Treasury Gilt 8.50%, 7/16/07                                                          600                972
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,397
-----------------------------------------------------------------------------------------------------------------------------
Canadian Dollar (5.6%)
FOREIGN BONDS (5.6%)
  Government of Canada, 5.50%, 6/01/09                                                     CAD       2,000              1,287
-----------------------------------------------------------------------------------------------------------------------------
Danish Krone (5.7%)
FOREIGN BONDS (5.7%)
  Kingdom of Denmark, 7.00%, 12/15/04                                                      DKK       4,600                557
  Kingdom of Denmark, 8.00%, 3/15/06                                                                 5,900                753
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,310
-----------------------------------------------------------------------------------------------------------------------------
European Currency Unit (31.8%)
CORPORATE BONDS (6.6%)
  ABN AMRO Bank NV, MTN, 4.625%, 5/12/09                                                   EUR         150                117
  BAT International Finance, MTN 4.875%, 2/25/09                                                       100                 78
  Citigroup, Inc., 5.50%, 5/16/05                                                                      125                106
  Depfa Pfandbriefbank, 5.50%, 1/15/10                                                                 460                390
  Fixed-Link Finance BV, Series G2-A, 5.75%, 1/01/09                                                 (d)75                 63
  France Telecom, Series REGS, 6.75%,  3/14/08                                                         100                 87
  Mannesmann Finance, BV 4.75%, 5/27/09                                                                200                155
  Marconi Corp. plc, 6.375%, 3/30/10                                                                   125                 97
  Procter & Gamble Co., 5.75%,  9/26/05                                                                125                109
  Sanpaolo IMI Capital, 8.126%,  12/29/49                                                              100                 91
  SNS Bank of Nederland, MTN 6.125%,  4/07/10                                                          150                130
  Unicredito Italia, 8.048%,  10/29/49                                                                 100                 90
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,513
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (24.3%)
  Deutschland Republic, 6.50%,  7/04/27                                                              1,100              1,017
  French Treasury Bill, 4.50%,  7/12/03                                                                450                382
  French Treasury Note, 5.00%,  7/12/05                                                                650                559
  Government of France, 5.50%,  10/25/07                                                               350                306
  Government of France, 4.00%,  4/25/09                                                                700                551
  Government of France, 6.00%,  10/25/25                                                               550                477
  Government of The Netherlands, Series 1, 8.25%,  2/15/02                                             950                822
  Kingdom of Belgium 4.75%, 9/28/05                                                                  1,000                846
  Republic of Austria, MTN, 5.50%, 10/20/07                                                            700                607
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,567
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERMENT & AGENCY OBLIGATIONS (0.9%)
  Federal Home Loan Mortgage Corp., 4.50%, 3/15/04                                         EUR         250               $211
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,291
-----------------------------------------------------------------------------------------------------------------------------
Japanese Yen (22.6%)
CORPORATE BONDS (5.4%)
  KFW International Finance, 1.00%, 12/20/04                                               JPY     120,000                989
  Pfizer, Inc., 0.80%,  3/18/08                                                                     30,000                244
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,233
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (15.0%)
  Government of Italy, 3.75%,  6/08/05                                                             120,000              1,095
  Government of Japan, Series 207, 0.90%, 12/22/08                                                 270,000              2,179
  Government of Quebec, 1.60%,  5/09/13                                                             20,000                164
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,438
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (2.2%)
  Federal National Mortgage Association 1.75%,  3/26/08                                             60,000                517
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,188
-----------------------------------------------------------------------------------------------------------------------------
Swedish Krona (1.0%)
FOREIGN BONDS (1.0%)
  Swedish Government, 6.00%, 2/09/05                                                       SEK       2,500                237
-----------------------------------------------------------------------------------------------------------------------------
United States Dollar (18.6%)
CORPORATE BONDS (14.5%)
  AIG Sunamerica Global Finance 6.30%,  5/10/11                                            U.S.    $(e)250                246
  American Express, 6.875%,  11/01/05                                                                   50                 52
  American Home Products, 6.70%, 3/15/11                                                            (e)110                110
  AT&T Corp,6.50%,  3/15/29                                                                             65                 56
  BAE Systems Assets Trust, Series 01-G, 6.664%,  9/15/13                                           (e)150                150
  Bank of America Corp., 7.40%, 1/15/11                                                                 75                 78
  British Telecom plc, 8.625%, 12/15/30                                                              (a)85                 93
  Citigroup, Inc., 5.75%, 5/10/06                                                                      150                148
  DaimlerChrysler Corp., 8.00%,  6/15/10                                                               100                104
  Deutsche Telekom International Finance 8.00%,  6/15/10                                               150                155
  Equitable Cos., 7.00%, 4/01/28                                                                       200                191
  Farmers Exchange Capital, 7.05%,  7/15/28                                                         (e)150                133
  First Chicago Corp., 7.75%, 12/01/26                                                              (e)150                142
  Florida Windstorm, 7.125%,  2/25/19                                                               (e)200                201
  Ford Motor Co., 6.375%,  2/01/29                                                                     150                126
  General Electric Capital Corp., 6.80%, 11/01/05                                                      150                157
  Household Finance Corp., 8.00%, 7/15/10                                                              150                161
  Lehman Brothers Holdings, Inc., 7.875%, 8/15/10                                                       75                 79
  Nationwide Mutual Insurance, 7.50%,  2/15/24                                                      (e)150                134
  Nortel Networks Ltd., 6.125%, 2/15/06                                                                100                 86


     The accompanying notes are an integral part of the financial statements.

                                      109

                                                                                                      FACE
                                                                                                    AMOUNT              VALUE
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
United States Dollar
CORPORATE BONDS (CONT.)
  Procter & Gamble Co., 6.60%, 12/15/04                                                    U.S.        $50                $52
  Prudential Insurance Co., 8.30%, 7/01/25                                                          (e)200                213
  Unilever Capital Corp., 7.125%, 11/01/10                                                             100                104
  Vodafone Airtouch plc, 7.75%, 2/15/10                                                                115                121
  Wells Fargo Co., 6.625%, 7/15/04                                                                     100                104
  Worldcom, Inc., 6.95%, 8/15/28                                                                       175                149
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,345
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (4.1%)
  U.S. Treasury Bond, 8.125%,  8/15/19                                                                 280                349
  U.S. Treasury Note, 6.50%,  10/15/06                                                                 550                585
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          934
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,279
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $23,566)                                                                         21,505
=============================================================================================================================
SHORT-TERM INVESTMENT (3.3%)
Repurchase Agreement (3.3%)
  J.P. Morgan Chase Securities, Inc., 3.70%, dated 6/29/01, due 7/02/01
   (Cost $754)                                                                                      (f)754                754
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (96.9%) (COST $24,320)                                                                             22,259
-----------------------------------------------------------------------------------------------------------------------------
Other Assets (8.4%)
  Cash                                                                                                   1
  Receivable for Investments Sold                                                                    1,490
  Interest Receivable                                                                                  441
  Other                                                                                                  6              1,938
-----------------------------------------------------------------------------------------------------------------------------
Liabilities (-5.3%)
  Payable for Investments Purchased                                                                 (1,169)
  Investment Advisory Fees Payable                                                                     (19)
  Directors' Fees and Expenses Payable                                                                  (8)
  Custodian Fees Payable                                                                                (6)
  Administrative Fees Payable                                                                           (6)
  Other Liabilities                                                                                    (23)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       (1,231)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                     $22,966
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist Of:
Paid in Capital                                                                                                       $27,819
Undistributed Net Investment Income                                                                                       406
Accumulated Net Realized Loss                                                                                          (3,083)
Unrealized Depreciation on Investments and Foreign Currency Translations                                               (2,176)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                            $22,966
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                        VALUE
                                                                                                                        (000)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                                                                            $22,563
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 2,120,690 outstanding $0.001 par value shares (authorized 500,000,000 shares)                          $10.64
-----------------------------------------------------------------------------------------------------------------------------
CLASS B:
NET ASSETS                                                                                                               $403
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 38,069 outstanding $0.001 par value shares (authorized 500,000,000 shares)                             $10.59
-----------------------------------------------------------------------------------------------------------------------------

(d) Securities were valued at fair value - See Note A-1 to financial statements.
(e)  -- 144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

MTN -- Medium Term Note
--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                 CURRENCY                                       IN                               NET
                    TO                                       EXCHANGE                         UNREALIZED
                 DELIVER      VALUE           SETTLEMENT       FOR            VALUE           GAIN/(LOSS)
                  (000)       (000)             DATE           (000)          (000)              (000)
------------------------------------------------------------------------------------------------------------
EUR                    175         $148        7/3/01        U.S.$  148        $148                      $--
CAD                    150           98        8/7/01        U.S.$   97          97                      (1)
SEK                  2,500          230        8/9/01        U.S.$  229         229                      (1)
U.S.$                  228          228        8/9/01        SEK  2,500         230                        2
                                   ----                                        ----                      ---
                                   $704                                        $704                      $--
                                   ====                                        ====                      ===

CAD -- Canadian Dollar
EUR -- Euro
SEK -- Swedish Krona
--------------------------------------------------------------------------------
                SUMMARY OF TOTAL FIXED INCOME SECURITIES BY
                   INDUSTRY CLASSIFICATION -- JUNE 30, 2001

                                                    PERCENT
                                          VALUE      OF NET
INDUSTRY                                  (000)      ASSETS
------------------------------------------------------------
Asset Backed Securities                    $150        0.7%
Corporate Bonds                           5,697       24.8
Foreign Government & Agency
  Obligations                            13,480       58.7
U.S. Government & Agency Obligations      2,178        9.4
------------------------------------------------------------
                                        $21,505       93.6%
============================================================

     The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Investment Overview

HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

[CHART]

Corporate Bonds and Notes           88.3%
Preferred Stocks                     5.1
Sovereign & Emerging Markets         1.5
Other                                5.1

PERFORMANCE COMPARED TO THE CS FIRST BOSTON HIGH YIELD INDEX(1)

                               TOTAL RETURNS(2)
                      -------------------------------------
                                       AVERAGE      AVERAGE
                                        ANNUAL       ANNUAL
                                ONE       FIVE        SINCE
                        YTD    YEAR      YEARS    INCEPTION
-----------------------------------------------------------
Portfolio - Class A   -1.70% -11.11%      4.26%      7.46%
Portfolio - Class B   -1.82  -11.38       3.97       4.35
Index--Class A         4.28   -0.31       4.61       7.12
Index--Class B         4.28   -0.31       4.61       4.87

(1) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The High Yield Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services. Investing in high yield fixed income securities, otherwise known as "junk bonds" is speculative and includes greater risk of loss of principal and interest.

For the six months ended June 30, 2001, the Portfolio had a total return of -1.70% for the Class A shares and -1.82% for the Class B shares compared to 4.28% for the CS First Boston High Yield Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -11.11% for the Class A shares and -11.38% for the Class B shares compared to -0.31% for the Index. For the five-year period ended June 30, 2001, the Portfolio had an average annual total return of 4.26% for Class A shares and 3.97% for the Class B shares compared to 4.61% for the Index. For the period from inception on September 28, 1992 through June 30, 2001, the average annual total return for the Class A shares was 7.46% compared to 7.12% for the Index. For the period from inception on January 2, 1996 through June 30, 2001, the average annual total return for the Class B shares was 4.35% compared to 4.87% for the Index. As of June 30, 2001, the Portfolio had a SEC 30-day yield of 12.05% for the Class A shares and 11.79% for the Class B shares.

MARKET REVIEW

The high yield market experienced a volatile first half of 2001 including a poor second quarter, led by continued bad news in the telecom sectors, a very large new issue calendar, and a continued high default rate. Several telecom companies announced poor earnings and lower revenues, and this pushed the whole sector lower throughout most of the last five months of the first half of the year. Liquidity worsened on both the buy and sell side as dealers resisted putting their capital at risk. Mutual fund flows were positive most of the second quarter, but unfortunately turned negative for the last three weeks of June at the same time a large amount of new issues were priced and the telecom problems worsened.

Our overweight allocations in the fixed-line communications secter and to a lessor extent the cable sector were the major reasons for the underperformance. Fixed-line telecommunication was the worst performing sector during the first half of 2001 and it vastly under-performed the rest of the high yield market. This sector experienced a high default rate and many rating downgrades. On the positive side, our overweight positions in the healthcare and gaming sectors contributed to results as well as our higher allocation to securities rated BB and higher.

In our opinion, while many telecommunication issuers have had problems in this very challenging environment, we believe that the sentiment has become excessively negative. While we are not meaningfully increasing our overall exposure, we are looking for opportunities to add to some of our higher quality names.

We had a very active first half in terms of transactions in the Portfolio. We initiated positions in over twenty new companies including Allied Waste, Chesapeake Energy, Schuler Homes, Salem Communications, Healthnet, Prime Media, Quebecor, Nextmedia and Beazer Homes. We eliminated our positions in companies such as Westpoint Stevens, Crown Cork and Seal, Stater Brothers, Actuant and Occel. These changes do not represent a change in strategy, but rather were due to a very high level of new issuance, which we believe presented a few good opportunities along with changes in the relative value of some companies. Our major industry over-weights are in wireline communications, cable, health care, and media.

MARKET OUTLOOK

The widening of spreads by 22 basis points in June has made the high yield market attractive again. We continue to believe that high yield should be able to provide good returns over the coming months due to an improving economy, easier credit availability from banks, lower future default rates and a return of positive flows into the asset class.

July 2001

Morgan Stanley Institutional Fund, Inc.
High Yield Portfolio
Financial Statements
June 30, 2001 (Unaudited)

STATEMENT OF NET ASSETS

                                                                                                     FACE
                                                                                                    AMOUNT             VALUE
                                                                                                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities (0.0%)
Commercial Mortgage (0.0%)
  FMAC Loan Receivables Trust, Series 96-B, Class C (Floating Rate), 7.905%,
  11/15/18 (Cost $770)                                                                            (e)$875           $     --
----------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes (88.3%)
Automotive (2.3%)
  Hayes Lemmerz International, Inc., 8.25%, 12/15/08                                                2,750              1,925
  Lear Corp., 8.11%, 5/15/09                                                                          380                381
  Lear Corp., Series B, 7.96%, 5/15/05                                                                400                407
  TRW, Inc., 7.625%, 3/15/06                                                                          740                762
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       3,475
============================================================================================================================
Cable (11.4%)
  Adelphia Communications, Series B, 7.75%, 1/15/09                                                 1,035                913
  Adelphia Communications, Series B, 7.875%, 5/01/09                                                  365                322
  Adelphia Communications, Series B, 8.375%, 2/01/08                                                1,400              1,281
  Adelphia Communications, Series B, 9.875%, 3/01/07                                                  700                693
  British Sky Broadcasting, 6.875%, 2/23/09                                                           220                202
  British Sky Broadcasting, 8.20%, 7/15/09                                                          2,770              2,738
  Cablevision S.A., 13.75%, 5/01/09                                                                   465                328
  Callahan Nordrhein-Westfalen GmbH, 14.00%, 7/15/10                                             (e)1,825              1,497
  Charter Commuincations Holdings, 10.25%, 1/15/10                                                  1,660              1,697
  CSC Holdings, Inc., 7.875%, 12/15/07                                                                400                401
  CSC Holdings, Inc., 7.625%, 4/01/11                                                              (e)935                892
  Echostar DBS Corp., 9.375%, 2/01/09                                                                 655                642
  Nextlink Communications, Inc., 9.75%, 4/01/08                                                  (n)2,575              1,120
  NTL Communications Corp., Series B, 11.875%, 10/01/10                                               750                499
  ONO Finance plc., Series UNT, 14.00%, 2/15/11                                                    (e)850                723
  RCN Corp., 9.80%, 2/15/08                                                                      (n)2,265                634
  RCN Corp., 11.125%, 10/15/07                                                                     (n)750                225
  Telewest Communications plc, 9.25%, 4/15/09                                                    (n)3,100              1,519
  United Pan-Europe Communications N.V., 10.875%, 8/01/09                                           1,720                606
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      16,932
============================================================================================================================
Chemicals (3.1%)
  Huntsman ICI Chemicals, Inc., 10.125%, 7/01/09                                                    1,725              1,699
  ISP Holdings, Inc., 9.00%, 10/15/03                                                               1,400              1,347
  Lyondell Chemical Co., 9.625%, 5/01/07                                                              805                801
  Messergriesheim Holdings, AG, 10.375%, 6/01/11                                                     $550           $    482
  Millennium America, Inc., 9.25%, 6/15/08                                                         (e)250                249
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,578
============================================================================================================================
Communications-Fixed (9.5%)
  Bayan Telecommunications, Inc., 13.50%, 7/15/06                                                  (e)980                179
  Exodus Communications, Inc., 11.625%, 7/15/10                                                     1,670                576
  Focal Communications Corp., 11.875%, 1/15/10                                                      2,050                659
  Focal Communications Corp., 12.125%, 2/15/08                                                   (n)1,225                257
  Global Crossing Holdings Ltd., 8.70%, 8/01/07                                                  (e)1,500              1,140
  Global Crossing Holdings Ltd., 9.50%, 11/15/09                                                      280                219
  Global Crossing Holdings Ltd., 9.625%, 5/15/08                                                    1,265                999
  Global Tele-Systems Ltd., 10.875%, 6/15/08                                                          965                 21
  Global Tele-Systems Ltd., 11.50%, 12/15/07                                                          600                 13
  Globix Corp., 12.50%, 2/01/10                                                                     1,865                541
  GT Group Telecommunications, 13.25%, 2/01/10                                                (e)(n)3,200              1,008
  Hermes Europe Railtel B.V., 11.50%, 8/15/07                                                         900                144
  Hyperion Telecommunication, 13.00%, 4/15/03                                                    (n)1,510              1,102
  Intermedia Communications, Inc., 8.50%, 1/15/08                                                     250                245
  Intermedia Communications, Inc., 11.25%, 7/15/07                                               (n)1,575              1,386
  Maxcom Telecommunication S.A. de C.V., 13.75%, 4/01/07                                              925                333
  Mcleodusa, Inc., 11.375%, 1/01/09                                                                 1,815              1,143
  Metromedia Fiber Network, 10.00%, 12/15/09                                                        2,075                788
  Netia Holdings II B.V., 13.125%, 6/15/09                                                          1,375                591
  Nextlink Communications, Inc., 10.75%, 11/15/08                                                     325                104
  Nextlink Communications, Inc., 10.75%, 6/01/09                                                      500                160
  Primus Telecommunications Group, Inc., 9.875%, 5/15/08                                              690                159
  Primus Telecommunications Group, Inc., 11.25%, 1/05/09                                              365                 84
  Primus Telecommunications Group, Inc., 12.75%, 10/15/09                                             415                 95
  Psinet, Inc., 10.00%, 2/15/05                                                                     2,500                150
  Psinet, Inc., 11.00%, 8/01/09                                                                       500                 30
  Rhythms Netconnections, 13.50%, 5/15/08                                                        (n)3,610                108

    The accompanying notes are an integral part of the financial statements.

                                                                                                     FACE
                                                                                                    AMOUNT             VALUE
                                                                                                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Communications-Fixed (cont.)
  Rhythms Netconnections, Series B, 14.00%, 2/15/10                                                $4,415           $     12
  RSL Communications, plc, 9.125%, 3/01/08                                                          2,000                 55
  RSL Communications, plc, 10.125%, 3/01/08                                                      (n)1,440                 32
  RSL Communications, plc, 12.00%, 11/01/08                                                           200                  6
  RSL Communications, plc, 12.25%, 11/15/06                                                           241                  7
  Tele1 Europe B.V., 13.00%, 5/15/09                                                                1,325                729
  Tele1 Europe B.V., 12.375%, 2/01/08                                                                 500                252
  Viatel, Inc., 12.50%, 4/15/08                                                                  (n)1,930                 39
  Wam!Net, Inc., 13.25%, 3/01/05                                                                 (n)1,290                 65
  Winstar Communications, Inc., 12.75%, 4/15/10                                                       500                  5
  Winstar Communications, Inc., 14.75%, 4/15/10                                                  (n)9,510                 48
  XO Communications, Inc., 9.45%, 4/15/08                                                        (n)2,575                463
  XO Communications, Inc., 12.125%, 12/01/09                                                       (n)450                 67
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      14,014
============================================================================================================================
Communications: Mobile (6.0%)
  American Cellular Corp., 9.50%, 10/15/09                                                            400                376
  AMSC Acquisition Co., Inc., Series B, 12.25%, 4/01/08                                             1,090                229
  Cellco Finance N.V. Turkcell, 12.75%, 8/01/05                                                       525                424
  Centennial Cellular, 10.75%, 12/15/08                                                             1,925              1,780
  CTI Holdings, 11.50%, 4/15/08                                                                  (n)1,500                585
  Dolphin Telecom plc, 11.50%, 6/01/08                                                           (n)2,425                 73
  Dolphin Telecom plc, 14.00%, 5/15/09                                                             (n)300                  6
  Globalstar Capital Corp., 11.375%, 2/15/04                                                        1,175                 53
  Globalstar LP, 11.50%, 6/01/05                                                                      310                 14
  Grupo Iusacell S.A. de C.V., 14.25%, 12/01/06                                                    (e)750                799
  Nextel Communications, Inc., 9.375%, 11/15/09                                                     1,425              1,129
  Nextel Communications, Inc., 10.65%, 9/15/07                                                   (n)2,850              2,013
  PTC International Finance B.V., 10.75%, 7/01/07                                                (n)1,690              1,352
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       8,833
============================================================================================================================
Energy (5.0%)
  BRL Universal Equipment, 8.875%, 2/15/08                                                            700                714
  Chesapeake Energy Corp., 8.125%, 4/01/11                                                       (e)2,045              1,912
  Husky Oil Ltd.,  8.90%, 8/15/28                                                                (n)2,325              2,367
  Key Energy Services, Inc., 8.375%, 3/01/08                                                       (e)210                212
  Pemex Project, 9.125%, 10/13/10                                                                  (e)725                768
  Vintage Petroleum, 7.875%, 5/15/11                                                              (e)$550               $534
  Vintage Petroleum, 8.625%, 2/01/09                                                                  425                438
  Vintage Petroleum, 9.75%, 6/30/09                                                                   380                412
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       7,357
============================================================================================================================
Financial (1.7%)
  Anthem Insurance Co., Inc., 9.125%, 4/01/10                                                    (e)1,245              1,298
  Golden State Holdings, 7.125%, 8/01/05                                                            1,220              1,196
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,494
============================================================================================================================
Food and Beverage (1.9%)
  Michael Foods, 11.75%, 4/01/11                                                                   (e)750                769
  Smithfield Foods, Inc., 7.625%, 2/15/08                                                           2,080              2,028
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,797
============================================================================================================================
Gaming (5.7%)
  Harrahs Operating Co., Inc., 8.00%, 2/01/11                                                       1,965              2,000
  Horseshoe Gaming Holdings Corp., 8.625%, 5/15/09                                                  2,275              2,275
  International Game Technology, 8.375%, 5/15/09                                                    1,475              1,512
  Park Place Entertainment, 8.50%, 11/15/06                                                           600                631
  Station Casinos, Inc., 8.875%, 12/01/08                                                             500                500
  Station Casinos, Inc., 9.75%, 4/15/07                                                               950                974
  Station Casinos, Inc., 9.875%, 7/01/10                                                              525                544
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       8,436
============================================================================================================================
General Industrial (1.1%)
  Flowserve Corp., 12.25%, 8/15/10                                                                  1,155              1,236
  The Manitowoc Co., Inc., 10.375%, 5/15/11                                                        (e)455                397
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1,633
============================================================================================================================
Healthcare (8.1%)
  Aetna, Inc., 7.875%, 3/01/11                                                                      1,420              1,381
  Fresenius Medical Capital Trust II, 7.875%, 2/01/08                                               2,250              2,216
  HCA - The Healthcare Corp., 7.58%, 9/15/25                                                          600                542
  HCA - The Healthcare Corp., 7.69%, 6/15/25                                                        1,800              1,627
  HCA - The Healthcare Corp., 8.13%, 8/04/03                                                          895                919
  HCA - The Healthcare Corp., 8.75%, 9/01/10                                                           75                 80
  HCA - The Healthcare Corp., 6.91%, 6/15/05                                                          425                419
  HCA - The Healthcare Corp., 7.875%, 2/01/11                                                         550                555
  Health Net, Inc., 8.375%, 4/15/11                                                              (e)1,275              1,278
  Omnicare, Inc., 8.125%, 3/15/11                                                                  (e)740                747
  Tenet Healthcare Corp., 8.125%, 12/01/08                                                          1,990              2,042
  Tenet Healthcare Corp., 8.625%, 1/15/07                                                             230                239
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      12,045
============================================================================================================================

   The accompanying notes are an integral part of the financial statements.

                                                                                                     FACE
                                                                                                    AMOUNT             VALUE
                                                                                                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Hotels & Lodging (1.2%)
  Hilton Hotels Corp., 7.95%, 4/15/07                                                                $620           $    622
  HMH Properties, Inc., Series A, 7.875%, 8/01/05                                                     675                662
  Host Marriott LP, 8.375%, 2/15/06                                                                   535                523
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1,807
============================================================================================================================
Media (6.0%)
  Advanstar Communications, 12.00%, 2/15/11                                                        (e)415                432
  Alliance Atlantis Communications, 13.00%, 12/15/09                                                1,100              1,155
  Nextmedia Operating, Inc., 10.75%, 7/01/11                                                       (e)605                601
  Primedia, Inc., 8.875%, 5/15/11                                                                (e)1,165              1,078
  Primedia, Inc., Series F, 9.20%, 11/01/09                                                             2                160
  Quebecor Media, Inc., 11.125%, 7/15/11                                                           (e)745                736
  Radio One, Inc., 8.875%, 7/01/11                                                                 (e)485                485
  Salem Comm Holdings Corp., 9.00%, 7/01/11                                                        (e)925                920
  Satelites Mexicanos, 10.125%, 11/01/04                                                            1,440                965
  TV Azteca, Series B, 10.50%, 2/15/07                                                              1,125              1,043
  XM Satellite Radio Holdings, Inc., 14.00%, 3/15/10                                               (e)415                249
  Young Broadcasting, Inc., 10.00%, 3/01/11                                                      (e)1,150              1,104
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       8,928
============================================================================================================================
Metals (2.2%)
  Glencore Nickel Property Ltd., 9.00%, 12/01/14                                                      435                335
  Murrin Murrin Holdings, PTY, (Yankee Bond), 9.375%, 8/31/07                                       1,900              1,596
  National Steel Corp., 9.875%, 3/01/09                                                             1,300                455
  Phelps Godge Corp., 8.75%, 6/01/11                                                                  755                750
  Republic Technologies International LLC/RTI Capital Corp., 13.75%, 7/15/09                        1,010                116
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       3,252
============================================================================================================================
Paper & Packaging (5.3%)
  Indah Kiat Financial Mauritius, 10.00%, 7/01/07                                                   2,350                482
  Norampac, Inc., 9.50%, 2/01/08                                                                    1,450              1,515
  Owens-Illinois, Inc., 7.35%, 5/15/08                                                                575                420
  Owens-Illinois, Inc., 7.50%, 5/15/10                                                              2,260              1,571
  Owens-Illinois, Inc., 7.80%, 5/15/18                                                                755                468
  Pacifica Papers Corp.,10.00%, 3/15/09                                                             1,695              1,788
  Pindo Deli Finance Mauritius, 10.75%, 10/01/07                                                      900                126
  Tembec Industry, Inc., 8.50%, 2/01/11                                                            (e)660                673
  Tembec Industry, Inc., 8.50%, 2/01/11                                                               800                816
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       7,859
============================================================================================================================
Real Estate (4.0%)
  Beazer Homes USA, 8.625%, 5/15/11                                                                $1,040             $1,037
  Centex Corp., 7.875%, 2/01/11                                                                     1,375              1,367
  D.R. Horton, Inc., 8.00%, 2/01/09                                                                   695                671
  Schuler Homes, 9.375%, 7/15/09                                                                   (e)945                945
  Schuler Homes, 10.50%, 7/15/11                                                                   (e)455                455
  Toll Corp., 8.25%, 2/01/11                                                                        1,475              1,435
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       5,910
============================================================================================================================
Retail (2.9%)
  DR Securitized Lease Trust, Series 93-K1 Class A1, 6.66%, 8/15/10                                   529                462
  DR Securitized Lease Trust, Series 94-K1 Class A2, 8.375%, 8/15/15                                  700                576
  HMV Media Group plc, Series A, 10.25%, 5/15/08                                                    1,775              1,021
  Musicland Group, Inc., 9.875%, 3/15/08                                                            2,210              2,298
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,357
============================================================================================================================
Services (4.4%)
  Allied Waste N.A., 8.875%, 4/01/08                                                             (e)1,600              1,642
  Blum CB Corp., 11.25%, 6/15/11                                                                   (e)795                781
  Encompass Services Corp., 10.50%, 5/01/09                                                        (e)755                725
  Waste Management, Inc., 6.875%, 5/15/09                                                           1,100              1,073
  Waste Management, Inc., 7.00%, 10/15/06                                                             800                802
  Waste Management, Inc., 7.125%, 12/15/17                                                            400                371
  Waste Management, Inc., 7.375%, 8/01/10                                                           1,200              1,204
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,598
============================================================================================================================
Supermarket/Drug (1.6%)
  CA FM Lease Trust, 8.50%, 7/15/17                                                                (e)838                822
  Delhaize America, Inc., 9.00%, 4/15/31                                                         (e)1,430              1,555
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,377
============================================================================================================================
Technology (0.3%)
  Lucent Technologies, Inc., 6.45%, 3/15/29                                                           665                384
----------------------------------------------------------------------------------------------------------------------------
Transportation (2.7%)
  Air Canada, 10.25%, 3/15/11                                                                    (e)1,475              1,383
  Aircraft Lease Portfolio Securitization Ltd., Series 96-1 P1, Class D,
    12.75%, 6/15/06                                                                                 1,677              1,509
  Jet Equipment Trust, Series C1, 11.79%, 12/15/13                                               (e)1,050              1,112
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,004
============================================================================================================================
Utilities (1.9%)
  AES Corp., 8.50%, 11/01/07                                                                        1,320              1,247
  Mirant Americas, 7.625%, 5/01/06                                                                 (e)700                707
  Paiton Energy Funding B.V., 9.34%, 2/15/14                                                     (e)1,055                317
  PG&E National Energy Group, 10.375%, 5/16/11                                                     (e)570                576
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,847
============================================================================================================================

   The accompanying notes are an integral part of the financial statements.

                                                                                                     FACE
                                                                                                    AMOUNT             VALUE
                                                                                                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $175,540)                                                                     $130,917
============================================================================================================================
Sovereign & Emerging Markets (1.5%)
  Federative Republic of Brazil, Series C (Floating), 8.00%, 4/15/14                               $1,102                817
  Republic of Colombia, 9.75%, 4/23/09                                                                950                907
  United Mexican States, 8.375%, 1/14/11                                                              475                478
----------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN & EMERGING MARKETS (COST $2,118)                                                                       2,202
============================================================================================================================


                                                                                                   SHARES
----------------------------------------------------------------------------------------------------------------------------
Common Stock (0.0%)
Services (0.0%)
  Song Networks Holding AB ADR (Cost$--)                                                           18,052                 37
----------------------------------------------------------------------------------------------------------------------------
Preferred Stocks (5.1%)
Communications-Fixed (1.1%)
  Broadwing, Inc.                                                                                   1,550              1,531
  XO Communications, Inc.                                                                        (a)1,481                 89
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1,620
============================================================================================================================
Communications: Mobile (2.0%)
  Dobson Communications Corp., PIK                                                               (a)2,448              2,302
  Nextel Communications, Inc., PIK, 13.00%                                                         (a)968                634
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,936
============================================================================================================================
Media (1.2%)
  Paxson Communications Corp., PIK, 13.25%, 11/15/06                                               (a)138              1,297
  Paxson Communications Corp., PIK, 9.75%, 12/31/06                                              (a)(e)42                393
  Primedia, Inc.                                                                                    1,480                124
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1,814
============================================================================================================================
Utilities (0.8%)
  TNP Enterprises, Inc.                                                                             1,212              1,321
----------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $7,973)                                                                                   7,691
============================================================================================================================


                                                                                                   NO. OF
                                                                                                 WARRANTS
                                                                                                    (000)
----------------------------------------------------------------------------------------------------------------------------
Warrants (0.3%)
Communications-Fixed (0.1%)
  GT Group Telecommunications, expiring 2/01/10                                                 (a)32,000                 88
  Maxcom Telecommunication S.A. de C.V. expiring 4/01/07                                           (a)925                 --
  Wam!Net, Inc., expiring 3/01/05                                                               (a)38,700                 --
  XO Communications, Inc.                                                                       (a)10,239                 41
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         129
============================================================================================================================
Communications: Mobile (0.1%)
  Globalstar Telecommunications Ltd., expiring 2/15/04                                          (a)(e)600                 --
  Motient Corp., expiring 4/01/08                                                            (a)(e)18,450                  2
----------------------------------------------------------------------------------------------------------------------------
  Occidente y Caribe Cellular, expiring 3/15/04                                              (a)(e)95,000           $     95
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          97
============================================================================================================================
Media (0.0%)
  Paxson Communications Corp., expiring 6/30/03                                               (a)(e)1,024                 --
  XM Satellite Radio Holdings, Inc., expiring 3/15/10                                            (a)8,200                 23
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          23
============================================================================================================================
Metals (0.0%)
  Republic Technologies International, expiring 7/15/09                                       (a)(e)1,010                  -
----------------------------------------------------------------------------------------------------------------------------
Utilities (0.1%)
  SW Acquisitions LP, expiring 4/01/11                                                           (e)1,075                 32
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          32
============================================================================================================================
TOTAL WARRANTS (COST $30)                                                                                                281
============================================================================================================================


                                                                                                     FACE
                                                                                                   AMOUNT
                                                                                                    (000)
----------------------------------------------------------------------------------------------------------------------------
Short-Term Investment (2.4%)
Repurchase Agreement (2.4%)
  J.P. Morgan Securities, Inc. 3.70%, dated 6/29/01, due 7/2/01 (Cost $3,616)                   (f)$3,616              3,616
----------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (97.6%) (COST $190,047)                                                                          144,744
----------------------------------------------------------------------------------------------------------------------------
Other Assets (3.8%)
  Cash                                                                                                 22
  Interest Receivable                                                                               3,736
  Receivable for Investments Sold                                                                   1,683
  Receivable for Portfolio Shares Sold                                                                 64
  Unrealized Gain on Foreign Currency Exchange Contracts                                               34
  Other                                                                                                 5              5,544
============================================================================================================================
Liabilities (-1.4%)
  Payable for Investments Purchased                                                                (1,504)
  Payable for Portfolio Shares Redeemed                                                              (262)
  Investment Advisory Fees Payable                                                                   (149)
  Administrative Fees Payable                                                                         (22)
  Directors' Fees and Expenses Payable                                                                (16)
  Distribution Fees Payable                                                                           (11)
  Custodian Fees Payable                                                                               (6)
  Other Liabilities                                                                                   (45)            (2,015)
============================================================================================================================
NET ASSETS (100%)                                                                                                   $148,273
============================================================================================================================
Net Assets Consist Of:
Paid in Capital                                                                                                     $205,831
Undistributed Net Investment Income                                                                                    2,178
Accumulated Net Realized Loss                                                                                        (14,465)
Unrealized Depreciation on Investments and Foreign Currency Translations                                             (45,271)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $148,273
============================================================================================================================

   The accompanying notes are an integral part of the financial statements.

                                                                                                                      VALUE
                                                                                                                       (000)
----------------------------------------------------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                                                                          $128,298
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,120,523 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                               $   7.96
----------------------------------------------------------------------------------------------------------------------------
CLASS B:
NET ASSETS                                                                                                          $ 19,975
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,518,009 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                                                               $   7.93
----------------------------------------------------------------------------------------------------------------------------

(a)  Non-income producing security
(e)  -- 144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(n) Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2001. Maturity date disclosed is the ultimate maturity date.

ADR--American Depositary Receipt
--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                                    IN                        NET
     TO                                      EXCHANGE                 UNREALIZED
   DELIVER       VALUE     SETTLEMENT          FOR         VALUE         GAIN
    (000)        (000)        DATE            (000)        (000)        (000)
---------------------------------------------------------------------------------
EUR       550      $465       7/31/01     U.S.$    482       $482           $17
EUR       500       423       8/14/01     U.S.$    440        440            17
                   ----                                      ----           ---
                   $888                                      $922           $34
                   ====                                      ====           ===
---------------------------------------------------------------------------------

EUR -- Euro

   The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Investment Overview

MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

[CHART]

Commercial Paper                          51.2%
U.S. Government & Agency Securities       26.5
Certificates of Deposit                    7.1
Bank Notes                                 5.5
Other                                      9.7

COMPARATIVE MONTHLY AVERAGE YIELDS

[CHART]

Money Market Portfolio 30 Day Yields   2.44%
IBC Money Fund Comparable Yields       3.66%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE AND ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its' Net Asset Value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of June 30, 2001, were 3.68% and 3.74%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

MARKET REVIEW

Rising unemployment, declining capital spending and falling industrial production all characterized the economy during the first half of 2001. Payroll employment declined in April and June, and factory payrolls have contracted for eleven consecutive months through June. As of the end of June, the nation's unemployment rate increased to 4.5% from 4.0% as of year- end. Through May, industrial production had fallen eight consecutive months with capacity utilization down sharply to levels last seen in 1983.

In contrast to a generally rising pattern for most of the year 2000, money market yields have been in a downtrend for the first half of 2001. The Federal Reserve's Open Market Committee lowered its target rate for federal funds trading six times, by a total of 275 basis points, in less than six months. During the 1990-91 recession, the Fed took more than a year to reduce rates by that magnitude.

Throughout the first half of the year, we raised our high credit standards even higher in the three-month and longer maturity segment of the Portfolio by using an increased mix of Federal agency obligations while at the same time attempting to limit purchases of corporate obligations to only those issuers that possess both top short-term credit ratings and relatively high long-term ratings as well. As always, we try to operate the Portfolio in a conservative manner without the use of derivatives or funding agreements.

MARKET OUTLOOK

On June 30, 2001, approximately 51 percent of the Portfolio was invested in high quality commercial paper, 26 percent in Federal agency obligations, 10 percent in overnight repurchase agreements, and 13 percent in short-term bank notes and negotiable certificates of deposit issued by financially strong commercial banks. At June 30, the Portfolio's weighted average maturity was 56 days, representing an increase from December 31, 2000 of six days. Eighty percent of holdings were due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity. As always, the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

We anticipate that the Fed could take further steps to reduce short-term rates during the upcoming months. We believe the Portfolio is well positioned to take advantage of the money market yield levels which become available during the months ahead.

July 2001

Morgan Stanley Institutional Fund, Inc.
Money Market Portfolio
Financial Statements
June 30, 2001 (Unaudited)

STATEMENT OF NET ASSETS

                                                                                                      FACE         AMORTIZED
                                                                                                    AMOUNT              COST
                                                                                                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Money Market Instruments (90.3%)
Bank Notes (5.5%)
Major Banks (5.5%)
  Bank of America N.A., 3.98%, 8/09/01                                                            $80,000           $ 80,000
  Bank of America N.A., 4.70%, 7/16/01                                                             40,000             40,000
  LaSalle Bank N.A., 3.94%, 8/17/01                                                                50,000             50,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     170,000
============================================================================================================================
Certificates of Deposit (7.1%)
International Banks (2.7%)
  Dresdner Bank AG, 4.30%, 7/19/01                                                                 85,000             85,000
----------------------------------------------------------------------------------------------------------------------------
Major Banks (4.4%)
  Firstar Bank N.A., 4.00%, 8/13/01                                                                40,000             40,000
  Harris Trust & Savings Bank, 3.96%, 10/22/01                                                     40,000             40,000
  Chase Manhattan Bank (USA)., N.A., 3.70%, 8/20/01                                                55,000             55,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     135,000
============================================================================================================================
                                                                                                                     220,000
============================================================================================================================
Commercial Paper (51.2%)
Banking (6.4%)
  Citicorp, 3.72%, 8/01/01                                                                         35,000             34,891
  Citicorp, 3.81%, 8/06/01                                                                         40,000             39,852
  Citicorp, 3.82%, 8/10/01                                                                         30,000             29,876
  J.P. Morgan Chase & Co., 3.94%, 8/08/01                                                          60,000             59,757
  Wells Fargo & Co., 3.70%, 7/31/01                                                                35,000             34,896
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     199,272
============================================================================================================================
Diversified Financial Services (3.9%)
  General Electric Capital Corp., 4.14%, 8/28/01                                                   85,000             84,443
  General Electric Capital Corp., 4.86%, 7/18/01                                                   35,000             34,924
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     119,367
============================================================================================================================
Finance - Automotive (0.8%)
  American Honda Finance Corp., 3.66%, 8/17/01                                                     25,000             24,883
----------------------------------------------------------------------------------------------------------------------------
Finance - Consumer (10.1%)
  American Express Credit Corp., 3.83%, 9/27/01                                                    40,000             39,630
  American Express Credit Corp., 3.92%, 7/13/01                                                    30,000             29,964
  American Express Credit Corp., 4.60%, 7/03/01                                                    50,000             49,993
  New Center Asset Trust, 3.65%, 11/09/01                                                          35,000             34,539
  New Center Asset Trust, 3.77%, 10/03/01                                                          50,000             49,513
  New Center Asset Trust, 4.48%, 8/31/01                                                           30,000             29,776
  Wells Fargo Financial, Inc., 4.80%, 7/05/01                                                      45,000             44,982
  Wells Fargo Financial, Inc., 4.14%, 8/21/01                                                      35,000             34,799
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     313,196
============================================================================================================================
Insurance (3.7%)
  American General Corp., 3.60%, 9/17/01                                                          $25,000           $ 24,808
  American General Corp., 3.94%, 8/07/01                                                           50,000             49,803
  American General Finance Corp., 3.95%, 7/27/01                                                   40,000             39,890
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     114,501
============================================================================================================================
Integrated Oil Companies (3.1%)
  Texaco Inc., 3.63%, 8/16/01                                                                      95,000             94,569
----------------------------------------------------------------------------------------------------------------------------
International Banks (15.9%)
  Abbey National N.A., 3.71%, 9/17/01                                                              40,000             39,683
  ANZ (Del.) Inc., 3.57%, 9/20/01                                                                  40,000             39,683
  ANZ (Del.) Inc., 3.76%, 9/10/01                                                                  40,000             39,708
  Barclays U.S. Funding, Corp 4.00%, 8/14/01                                                       70,000             69,665
  Deutsche Bank Financial, Inc., 4.59%, 7/30/01                                                    45,000             44,839
  Halifax plc, 3.55%, 10/23/01                                                                     70,000             69,220
  Halifax plc, 4.57%, 8/03/01                                                                      50,000             49,797
  Societe Generale, NA, Inc., 3.58%, 9/20/01                                                       34,000             33,729
  UBS Finance (Del.) LLC, 3.88%, 10/09/01                                                          60,000             59,360
  UBS Finance (Del.) LLC, 4.45%, 9/06/01                                                           45,000             44,633
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     490,317
============================================================================================================================
Investment Bankers/Brokers/Services (3.6%)
  Goldman Sachs Group, Inc., 4.22%, 7/24/01                                                        40,000             39,897
  Goldman Sachs Group, Inc., 4.24%, 7/20/01                                                        70,000             69,851
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     109,748
============================================================================================================================
Major Pharmaceuticals (1.0%)
  Schering Corp., 3.88%, 8/14/01                                                                   30,000             29,861
----------------------------------------------------------------------------------------------------------------------------
Office Equipment Supplies (1.4%)
  Pitney Bowes, Inc., 4.62%, 7/16/01                                                               45,000             44,919
----------------------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies (1.3%)
  International Lease Finance Corp., 4.24%, 7/18/01                                                40,000             39,925
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,580,558
============================================================================================================================
U.S. Government & Agency Securities (26.5%)
U.S. Agency Discount Notes (26.5%)
  Federal Farm Credit Bank, 4.25%, 12/20/01                                                        25,000             24,495
  Federal Home Loan Bank, Zero Coupon, 7/11/01                                                     25,000             24,967
  Federal Home Loan Bank, 3.93%, 7/10/01                                                           80,000             79,930
  Federal Home Loan Mortgage Corp., Zero Coupon, 9/21/01                                           70,000             69,238
  Federal Home Loan Mortgage Corp., 3.45%, 10/26/01                                                60,000             59,333
  Federal Home Loan Mortgage Corp., 3.60%, 11/02/01                                                25,000             24,693

   The accompanying notes are an integral part of the financial statements.

                                                                                                      FACE         AMORTIZED
                                                                                                    AMOUNT              COST
                                                                                                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., 3.60%, 11/21/01                                               $25,000         $   24,645
  Federal Home Loan Mortgage Corp., 3.64%, 12/06/01                                                90,000             88,566
  Federal Home Loan Mortgage Corp., 3.78%, 9/14/01                                                 34,000             33,736
  Federal Home Loan Mortgage Corp., 4.67%, 7/23/01                                                 50,000             49,864
  Federal Home Loan Mortgage Corp., 4.67%, 9/13/01                                                 63,000             62,480
  Federal National Mortgage Association, 3.78%, 9/18/01                                            27,000             26,779
  Federal National Mortgage Association, 3.84%, 8/23/01                                            60,000             59,667
  Federal National Mortgage Association, 4.00%, 10/11/01                                           50,000             49,439
  Federal National Mortgage Association, 4.03% 10/25/01                                            50,000             49,356
  Federal National Mortgage Association, 4.39%, 9/20/01                                            25,000             24,756
  Federal National Mortgage Association, 4.60%, 12/28/01                                           25,000             24,428
  Federal National Mortgage Association, 4.95%, 8/02/01                                            40,000             39,830
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     816,202
============================================================================================================================
                                                                                                                   2,786,760
============================================================================================================================
Repurchase Agreement (9.9%)
  Bear Stearns & Co., Inc., Tri-Party, 4.11%, dated 6/29/01, due 7/02/01
  (Cost $305,300)                                                                              (a)305,300            305,300
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $3,092,060)                                                                       3,092,060
============================================================================================================================
Other Assets (0.1%)
  Cash                                                                                            $    89
  Interest Receivable                                                                               2,474
  Other                                                                                                51         $    2,614
----------------------------------------------------------------------------------------------------------------------------
Liabilities (-0.3%)
  Dividends Declared                                                                               (4,407)
  Investment Advisory Fees Payable                                                                 (2,581)
  Administrative Fees Payable                                                                        (454)
  Directors' Fees and Expenses Payable                                                               (162)
  Custodian Fees Payable                                                                              (78)
  Other Liabilities                                                                                  (162)            (7,844)
============================================================================================================================
NET ASSETS (100%)                                                                                                 $3,086,830
============================================================================================================================
Net Assets Consist Of:
Paid in Capital                                                                                                   $3,086,776
Accumulated Net Realized Gain                                                                                             54
============================================================================================================================
NET ASSETS                                                                                                        $3,086,830
============================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 3,086,942,957 outstanding $0.001 par value shares
  (authorized 4,000,000,000 shares)                                                                               $     1.00
============================================================================================================================

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets.

   The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Investment Overview

MUNICIPAL MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2001)

[CHART]

Weekly Variable Rate Bonds       48.7%
Commercial Paper                 24.0
Daily Variable Rate Bonds        16.7
Municipal Bonds & Notes           6.5
Put Option Bonds                  4.4
Other                            (0.3)

COMPARATIVE MONTHLY AVERAGE YIELDS

[CHART]

Municipal Money Market Portfolio 30 Day Yields    1.41%
IBC Municipal Money Fund Comparable Yields        2.45%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE AND ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Municipal Money Market Portfolio as of June 30, 2001, were 2.66% and 2.69%, respectively. The seven day taxable equivalent yield and the seven day taxable equivalent effective yield for the Portfolio at June 30, 2001, assuming a Federal income tax rate of 39.1% (maximum rate) were 4.37% and 4.42%, respectively. The seven day yields are not necessarily indicative of future performance.

MARKET REVIEW

Tax-free money market yields fell sharply during the first half of 2001. The decline in interest rates was spurred by the Federal Reserve Board's dramatic easing of monetary policy in the face of a slowing economy. Reduced capital spending and weak corporate profits combined with forecasts for deteriorating earnings going forward provided evidence of a softening environment. The Federal Reserve Board, intent on preventing the economy from dipping into a recession, responded by lowering the federal funds rate target a total of 275 basis points in six separate steps during the six-month period to 3.75%, the lowest level in more than seven years.

Yields for both fixed-rate and variable-rate municipal money market instruments were more than 100 basis points lower, on average, than during the previous six-month period. At the long end of the money market maturity range, one-year note yields closely followed the actions of the Federal Reserve. The Bond Buyer One Year Note Index, a benchmark indicator for the tax-free money market, dropped 96 basis points from 3.97% to 3.01% during the first three months of the year in conjunction with the Fed's 150 basis point reduction in the federal funds target. The Index then fell another 43 basis points by the end of June as the Fed continued to ease policy. Yields for daily and weekly variable rate demand obligations (VRDOs) registered similar declines, on average, although they fluctuated widely with seasonal changes in supply and demand. The shape of the money market yield curve was flat for most of the period as illustrated by narrow differentials in yield between 30-day tax-exempt commercial paper and one-year notes.

The net assets of the Portfolio decreased 12% during the first six months of 2001 as money market yields moved to less attractive levels. At the end of June net assets totaled $1,299 million. Asset allocation continued to favor daily and weekly variable rate issues that have shorter effective maturities. The weighted average maturity of the Portfolio stood at 25 days at the close of the period, down from 37 days six months earlier.

MARKET OUTLOOK

Looking ahead, the Federal Reserve may be nearing the end of its course toward easier monetary policy. Tax-free money market yields are at their lowest levels in more than seven years and the slope of the money market yield curve remains relatively flat. In this environment, we anticipate that the average maturity of the portfolio will remain within a short to moderate range.

July 2001

Morgan Stanley Institutional Fund, Inc.
Municipal Money Market Portfolio
Financial Statements
June 30, 2001 (Unaudited)

STATEMENT OF NET ASSETS

                                                                                                      FACE         AMORTIZED
                                                                                                    AMOUNT              COST
                                                                                                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Instruments (100.3%)
Fixed Rate Instruments (34.9%)
Commercial Paper (24.0%)
  Bexar Metropolitan Water District, Texas, Series 1997, 2.75%, 8/28/01                           $18,000         $   18,000
  Harris County, Texas, Series D-1, 2.60%, 8/07/01                                                 16,525             16,525
  Harris County, Texas, Series D-1, 2.60%, 8/08/01                                                 21,400             21,400
  Houston, Texas Water & Sewer, Series 1994 A , 2.75%, 10/11/01                                    15,000             15,000
  Houston, Texas, Series 1993 A, 2.75%, 7/31/01                                                    10,000             10,000
  Illinois Educational Facilities Authority, Series 1998, 2.65%, 8/23/01                           12,894             12,894
  Illinois Educational Facilities Authority, Series 1998, 3.00%, 7/19/01                           19,000             19,000
  Kentucky Asset/Liability Commission, 2nd Series A, 3.15%, 7/16/01                                25,000             25,000
  Las Vegas Valley Water District, Nevada Water, Series 1999 A, 2.65%, 7/26/01                     10,700             10,700
  Las Vegas Valley Water District, Nevada Water, Series 1999 A, 2.70%, 8/28/01                     12,000             12,000
  Louisiana Public Facilities Authority, Series 1999 B, 2.75%, 10/18/01                            15,000             15,000
  Montgomery County, Series A, 3.15%, 7/26/01                                                      15,000             15,000
  Oklahoma City Industrial & Cultural Facilities,Series 1998 B, 2.75%, 8/14/01                     10,000             10,000
  Rochester, Minnesota, Mayo Foundation/Mayo Medical Center, 3.10%, 7/25/01                        11,950             11,950
  South Carolina Public Service Authority, 2.65%, 8/27/01                                          15,000             15,000
  South Carolina Public Service Authority, 3.05%, 7/23/01                                          15,000             15,000
  South Carolina Public Service Authority, Series 1998, 2.65%, 8/22/01                             20,630             20,630
  Texas A&M University, Series 1993 B, 3.10%, 8/14/01                                               4,000              4,000
  Texas A&M University, Series A, 3.25%, 8/14/01                                                   10,000             10,000
  Texas Municipal Power Agency, Series 1991, 2.80%, 7/18/01                                        20,000             20,000
  University of Michigan, Series B, 2.95%, 7/25/01                                                 15,000             15,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     312,099
============================================================================================================================
Municipal Bonds & Notes (6.5%)
  Georgia State, Series D, 7.00%, 11/01/01                                                          4,065              4,100
  Kentucky State, Property & Building, Project 68, 5.00%, 10/01/01                                  5,075              5,083
  Minnesota Refining & Various Purpose, Series 2001, 4.00%, 11/01/01                                4,000              4,013
  Ohio State Building Authority, Series 2001 A, 3.50%, 10/01/01                                   $ 4,075            $ 4,083
  Oregon Housing & Community Services, Series M, 4.40%, 11/28/01                                   12,000             12,000
  South Carolina Transportation Infrastructure, Series A, 6.00%, 10/01/01                          10,865             10,910
  Texas State Tax and Revenue Bonds, 5.25%, 8/31/01                                                18,600             18,628
  Triborough Bridge & Tunnel, Series A1, 5.00%, 1/17/02                                            25,000             25,282
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      84,099
============================================================================================================================
Put Option Bonds (4.4%)
  Intermountain Power Agency, Utah, Series 1985 F, 3.10%, 7/01/15                                  10,000             10,000
  Intermountain Power Agency, Utah, Series 1985 E, 3.75%, 7/01/14                                  26,500             26,500
  Oklahoma State Water Reserve Board Program, Series 1995, 2.70, 9/01/24                           11,075             11,075
  Utah County, Utah, USX Corp., Series 1995, 2.65%, 11/01/17                                       10,000             10,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      57,575
============================================================================================================================
                                                                                                                     453,773
============================================================================================================================
Variable/Floating Rate Instruments (65.4%)
Daily Variable Rate Bonds (16.7%)
  Collier County, Florida, Health Facilities Authority, Hospital Revenue Bond,
    Series 1997 D, 3.30%, 1/01/33                                                                  35,700             35,700
  Cuyahoga County, Ohio, Hospital Revenue Bond, 3.30%, 1/01/26                                      5,770              5,770
  Farmington, New Mexico, Series 1994 B, 3.75%, 9/01/24                                            26,735             26,735
  Harris County, Texas, Health Facilities Development Corp., Series 1997 A,
    3.30%, 2/15/27                                                                                 33,300             33,300
  Harris County, Texas, Health Facilities Development Corp., Methodist Hospital,
    3.30%, 12/01/25                                                                                 6,400              6,400
  Idaho Health Facilities, Authority Revenue Bonds, St. Lukes Regional Medical,
    Series 1995, 3.50%, 5/01/22                                                                     2,485              2,485
  Illinois Health Facilities Authority Revenue Bonds, Series 1998, 3.30%,
    8/01/26                                                                                         3,600              3,600
  Jacksonville, Florida, Pollution Control Financing Authority, Power & Light
    Co., Series 1995, 2.00%, 5/01/29                                                               12,990             12,990
  Metropolitan Nashville Airport Authority, Special Facilities Revenue Bonds,
    Series 1995, 3.20%, 10/01/12                                                                    7,380              7,380
  Missouri State Health & Educational Facilities Authority, Educational
    Facilities Revenue Bonds, Series C, 3.20%, 9/01/30                                              6,700              6,700

   The accompanying notes are an integral part of the financial statements.

                                                                                                      FACE         AMORTIZED
                                                                                                    AMOUNT              COST
                                                                                                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Daily Variable Rate Bonds (cont.)
  Missouri State Health & Educational Facilities Authority, Health Facilities
    Revenue Bonds, Series 1997, 3.20%, 6/01/15                                                    $ 1,600         $    1,600
  North Central Texas Health Facilities Development Corp. Revenue Bonds,
    Series 1985 D, 4.40%, 12/01/15                                                                  8,400              8,400
  Pinellas County, Florida, Health Facilities Authority Revenue Bonds, Series
    1985, 3.50%, 12/01/15                                                                          13,640             13,640
  Port Authority, New York & New Jersey Special Obligation, Versatile Revenue
    Bonds, Series 2, 4.35%, 5/01/19                                                                 2,000              2,000
  Roanoke, Virginia, Industrial Development Authority, Series 1995 A, 3.30%,
    7/01/27                                                                                         5,700              5,700
  Roanoke, Virginia, Industrial Development Authority, Hospital Revenue Bonds,
    Series 1995 A, 3.30%, 7/01/19                                                                     300                300
  Tempe, Arizona, Excise Tax, Series 1998, 3.30%, 7/01/23                                          21,400             21,400
  Uinta County, Wyoming, Pollution Control Revenue Bonds, Series 1993, 3.25%,
    8/15/20                                                                                        22,995             22,995
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     217,095
============================================================================================================================
Weekly Variable Rate Bonds (48.7%)
  Arkansas State Development Finance Authority, Series 1985 A, 2.65%, 12/01/15                      6,900              6,900
  Chicago, Illinois, Board of Education, Series 2000 B, 3.90%, 3/01/32                              4,000              4,000
  Chicago, Illinois, People's Gas Light and Coke Co., Series 2000, 3.07%,
    3/01/30                                                                                         6,000              6,000
  Clark County, Nevada, Airport Improvement, Series B-2, 2.65%, 7/01/29                             6,100              6,100
  Cleveland, Ohio, Airport System Revenue Bonds, Series 2000 C, 2.90%, 1/01/31                     12,400             12,400
  Cleveland, Ohio, Income Tax Sub Lien, Series 1994, 2.70%, 5/15/24                                12,109             12,109
  Connecticut Health & Educational Facilities Authority, Yale University, Series
    T-1, 2.40%, 7/01/29                                                                            25,200             25,200
  Connecticut, Series 1997 B, 2.30%, 5/15/14                                                        7,315              7,315
  Cuyahoga County, Ohio, Hospital Revenue Bond, 2.70%, 1/01/16                                      2,855              2,855
  Detroit, Michigan, Water Supply System, Series C, 2.70%, 7/01/29                                 15,000             15,000
  District of Columbia, George Washington University, Series 1999 C, 2.80%,
    9/15/29                                                                                        16,000             16,000
  Fulton County Development Authority, Georgia, Morehouse College, Series 1997,
    2.65%, 8/01/17                                                                                  3,800              3,800
  Harris County, Texas, Baytank Houston, Inc., Series 1998, 2.65%, 2/01/20                        $23,400            $23,400
  Illinois Development Finance Authority, Con Edison Co., Series C, 1993 A,
    2.65%, 3/01/09                                                                                  5,000              5,000
  Illinois State Toll Highway Authority, Series 1993 B, 2.60%, 1/01/10                             19,900             19,900
  Long Island Power Authority, New York, Electric System Revenue Bonds, Series
    2 A, 2.45%, 5/01/33                                                                            26,000             26,000
  Louisiana Public Facilities Authority, College & University Equipment, Series
    A, 2.80%, 9/01/10                                                                               5,380              5,380
  Massachusetts Health & Educational Facilities Authority, Series BB, 2.45%,
    2/01/24                                                                                        26,000             26,000
  Massachusetts Health & Educational Facilities Authority, Series J-1, 2.60%,
    7/01/31                                                                                        10,000             10,000
  Massachusetts, Series 1997 B, 2.60%, 8/01/15                                                     30,300             30,300
  Massachusetts, Series C, 2.70%, 1/01/21                                                          14,700             14,700
  Metropolitan Atlanta Rapid Transportation Authority, Series A, 2.85%, 7/01/25                    20,000             20,000
  Minneapolis,Minnesota, Convention Center ,Series 1999, 2.85%, 12/01/18                           21,680             21,680
  Minneapolis, Minnesota, Convention Center, Series 2000, 2.85%, 12/01/18                          19,360             19,360
  Missouri Health & Educational Facilities Authority, Sisters of Mercy Health
    System, Series 1995 B, 2.70%, 12/01/16                                                         10,215             10,215
  New Jersey State Authority, Series 1991 D, 5.65%, 1/01/18                                        19,100             19,100
  New York City Transportation Finance Authority, New York, Fiscal 1999, 2nd
    Series A-1, 2.55%, 11/15/22                                                                     9,135              9,135
  New York State Local Government Assistance Corporation, Series 1994B, 3.90%,
    4/01/23                                                                                        25,000             25,000
  North Carolina Medical Care Community Hospital, Series 1985, 3.70%, 12/01/25                     22,550             22,550
  North Carolina Medical Care Community Hospital, Series 2000, 2.65%, 6/01/30                      12,000             12,000
  Orange County, California, Sanitation, Series 1992, 2.45%, 8/01/13                                8,500              8,500
  Oregon, Series 73F, 2.60%, 12/01/17                                                              20,500             20,500
  Puerto Rico, Government Development Bank, Series 1996, 4.00%, 12/01/15                            9,350              9,350
  Snohomish County, Washington, Planning & Urban Development, Series A 2001
    WVR, 2.90%, 12/01/17                                                                           19,000             19,000
  South Carolina Public Power, Series 91 DTD, 2.35%, 7/01/19                                       20,000             20,000
  Suffolk County, New York, Water Authority, 2.45%, 5/01/05                                        19,300             19,300

   The accompanying notes are an integral part of the financial statements.

                                                                                                      FACE         AMORTIZED
                                                                                                    AMOUNT              COST
                                                                                                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Weekly Variable Rate Bonds (cont.)
  Texas Municipal Gas Corp.,Series 1998 2.65% 1/15/23                                             $12,600         $   12,600
  Texas State, Veterans Housing Assistance Fund, Series 1995, 2.60%,12/01/16                        7,505              7,505
  University of Alabama Hospital, Series 2000 B, 2.65%, 9/01/31                                    14,800             14,800
  University of Maryland, Series 1996 B, 2.60%, 7/01/15                                             6,600              6,600
  University of Texas, University Revenue Bond, Series A, 2.70%, 8/15/13                           13,500             13,500
  Volusia County Florida Health Facility, 2.75%, 11/01/15                                           7,800              7,800
  Washington, Series 1996 A, 2.60%, 6/01/20                                                         4,500              4,500
  Washington, Series 1996 B, 2.60%, 6/01/20                                                        11,300             11,300
  Weber County, Utah, IHC Health Services, Inc., Series 2000 C, 2.70%, 2/15/35                     20,000             20,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     632,654
============================================================================================================================
                                                                                                                     849,749
============================================================================================================================
  TOTAL TAX-EXEMPT INSTRUMENTS (COST $1,303,522)                                                                   1,303,522
============================================================================================================================
TOTAL INVESTMENTS (100.3%) (COST $1,303,522)                                                                       1,303,522
============================================================================================================================
Other Assets (0.5%)
  Cash                                                                                                 15
  Interest Receivable                                                                               6,549
  Other                                                                                                78              6,642
============================================================================================================================
Liabilities (-0.8%)
  Payable for Investments Purchased                                                                (8,087)
  Dividends Declared                                                                               (1,319)
  Investment Advisory Fees Payable                                                                 (1,049)
  Administrative Fees Payable                                                                        (177)
  Directors' Fees and Expenses Payable                                                                (89)
  Custodian Fees Payable                                                                              (26)
  Other Liabilities                                                                                   (28)           (10,775)
============================================================================================================================
NET ASSETS (100%)                                                                                                 $1,299,389
============================================================================================================================
Net Assets Consist Of:
Paid in Capital                                                                                                   $1,299,376
Accumulated Net Realized Gain                                                                                             13
============================================================================================================================
NET ASSETS                                                                                                        $1,299,389
============================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 1,299,363,845 outstanding $0.001 par value shares (authorized
    4,000,000,000 shares)                                                                                         $     1.00
============================================================================================================================

BANS -- Bond Anticipation Notes
NRU-CFC-GTD -- National Rural Utilities Cooperative Finance Corporation
  Guaranteed
Variable/Floating Rate Instruments. This Interest rate changes in a designated base rate. These instruments are payable on demand.
Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.

SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE

                                     AMORTIZED
                                          COST      PERCENT OF
STATE                                    (000)      NET ASSETS
---------------------------------------------------------------
Alabama                                $14,800         1.1%
Arizona                                 21,400          1.6
Arkansas                                 6,900          0.5
California                              28,500          2.2
Connecticut                             32,515          2.5
District of Columbia                    16,000          1.2
Florida                                 70,130          5.4
Georgia                                 27,900          2.1
Idaho                                    2,485          0.2
Illinois                                70,394          5.4
Kentucky                                30,083          2.3
Louisiana                               20,380          1.6
Maryland                                 6,600          0.5
Massachusetts                           81,000          6.2
Michigan                                30,000          2.3
Minnesota                               57,003          4.4
Missouri                                18,515          1.4
Nevada                                  28,800          2.2
New Jersey                              19,100          1.5
New Mexico                              26,735          2.1
New York                               106,717          8.2
North Carolina                          34,550          2.7
Ohio                                    37,216          2.9
Oklahoma                                21,075          1.6
Oregon                                  32,500          2.5
Pennsylvania                            15,000          1.2
Puerto Rico                              9,350          0.7
South Carolina                          61,540          4.7
Tennessee                                7,380          0.6
Texas                                  238,658         18.4
Utah                                    66,500          0.5
Virginia                                 6,000          5.1
Washington                              34,800          2.7
Wyoming                                 22,996          1.8
---------------------------------------------------------------
                                    $1,303,522       100.3%
                                    ==========       ======
---------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Financial Statements
Statement of Operations
For the six months ended June 30, 2001 (Unaudited)

                                           ACTIVE                     ASIAN                   EUROPEAN     EUROPEAN       GLOBAL
                                    INTERNATIONAL        ASIAN         REAL     EMERGING         VALUE         REAL        VALUE
                                       ALLOCATION       EQUITY       ESTATE      MARKETS        EQUITY       ESTATE       EQUITY
                                        PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                            (000)        (000)        (000)        (000)         (000)        (000)        (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                             $   5,795    $     640    $      36    $  10,106     $   1,107    $     301    $     729
  Interest                                  1,451           35            2        1,423            56           23           51
  Less: Foreign Taxes Withheld               (674)         (36)          (2)        (523)         (129)          --          (56)
--------------------------------------------------------------------------------------------------------------------------------
    Total Income                            6,572          639           36       11,006         1,034          324          724
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                  1,627          242           11        5,762           258           55          262
     Less: Fees Waived                       (209)        (187)         (11)         (30)          (79)         (52)         (60)
                                        ---------    ---------    ---------    ---------     ---------    ---------    ---------
  Net Investment Advisory Fee               1,418           55           --        5,732           179            3          202
  Administrative Fees                         381           46            2          713            49           15           50
  Custodian Fees                               97          151            6          579            56           18           18
  Directors' Fees and Expenses                 12            2           --           22             2            1            2
  Filing and Registration Fees                 34           15           13           25            17           13           32
  Foreign Tax Expense                          --            8           --          157            --           --           --
  Insurance                                     5            1           --           14             1           --            1
  Interest                                     51           34            1           --            35           --            1
  Professional Fees                            25           23           12           89            14           12           16
  Shareholder Reporting                        19            8           --           50             2            1            2
  Distribution Fees on Class B Shares          31            2            1           19             2            2           34
  Other Expenses                                3            1            1            5             2            1            3
  Expenses Reimbursed by Advisor               --           --          (21)          --            --           --           --
--------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                       2,076          346           15        7,405           359           66          361
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                       4,496          293           21        3,601           675          258          363
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
  Investments Sold                        (18,225)     (12,418)         155     (174,656)*        (271)         253        1,128
  Foreign Currency Transactions             2,719          (99)          --         (852)          370            6          106
  Futures Contracts                        (1,556)          --           --           --            --           --           --
--------------------------------------------------------------------------------------------------------------------------------
    Total Net Realized Gain (Loss)        (17,062)     (12,517)         155     (175,508)           99          259        1,234
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                             (51,902)       9,881         (374)     138,502        (7,900)        (872)      (4,007)
  Foreign Currency Translations               423           --           (1)      (2,388)         (705)          (3)         124
  Futures Contracts                          (115)          --           --           --            --           --           --
--------------------------------------------------------------------------------------------------------------------------------
    Total Net Change in Unrealized
     Appreciation (Depreciation)          (51,594)       9,881         (375)     136,114        (8,605)        (875)      (3,883)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)             (68,656)      (2,636)        (220)     (39,394)       (8,506)        (616)      (2,649)
--------------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Net Assets
     Resulting from Operations          $ (64,160)   $  (2,343)   $    (199)   $ (35,793)    $  (7,831)   $    (358)   $  (2,286)
--------------------------------------------------------------------------------------------------------------------------------

  *Net of foreign tax of $188,000.

    The accompanying notes are an integral part of the financial statements.

                                                                                  JAPANESE
                                    INTERNATIONAL INTERNATIONAL INTERNATIONAL        VALUE        LATIN
                                           EQUITY        MAGNUM     SMALL CAP       EQUITY     AMERICAN
                                        PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                            (000)         (000)         (000)        (000)        (000)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                             $  68,388     $   2,431     $   7,102    $     266    $     705
  Interest                                  6,959           345           319           17           29
  Less: Foreign Taxes Withheld             (7,812)         (298)         (894)         (38)          (9)
-------------------------------------------------------------------------------------------------------
    Total Income                           67,535         2,478         6,527          245          725
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                 18,480           758         1,763          198          155
     Less: Fees Waived                       (124)          (77)          (50)         (41)          --
                                        ---------     ---------     ---------    ---------    ---------
  Net Investment Advisory Fee              18,356           681         1,713          157          155
  Administrative Fees                       3,577           145           288           38           22
  Custodian Fees                              620            67            63           12           14
  Directors' Fees and Expenses                 98             5             8            2            1
  Filing and Registration Fees                 56            15            17           14           20
  Foreign Tax Expense                          --            --            --           --            9
  Insurance                                    58             2             4            1           --
  Interest                                     --            --            --            6           --
  Professional Fees                            96            15            25           14           14
  Shareholder Reporting                       136            12            11            6            1
  Distribution Fees on Class B Shares          59            26            --            3            1
  Other Expenses                              105             7            10            1            3
-------------------------------------------------------------------------------------------------------
    Total Expenses                         23,161           975         2,139          254          240
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)               44,374         1,503         4,388           (9)         485
-------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
  Investments Sold                         49,946        (3,509)        4,104        1,747       (1,245)
  Foreign Currency Transactions            (3,084)          357           577            1          (17)
  Futures Contracts                            --          (538)           --           --           --
-------------------------------------------------------------------------------------------------------
    Total Net Realized Gain (Loss)         46,862        (3,690)        4,681        1,748       (1,262)
-------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                            (357,062)      (19,186)      (13,503)      (6,256)       2,172
  Foreign Currency Translations          (101,971)           77          (881)           4         (178)
-------------------------------------------------------------------------------------------------------
    Total Net Change in Unrealized
     Appreciation (Depreciation)         (459,033)      (19,109)      (14,384)      (6,252)       1,994
-------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)            (412,171)      (22,799)       (9,703)      (4,504)         732
-------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
     Assets Resulting from Operations   $(367,797)    $ (21,296)    $  (5,315)   $  (4,513)   $   1,217
-------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                                            SMALL
                                                 EQUITY        FOCUS      COMPANY                 U.S. REAL        VALUE
                                                 GROWTH       EQUITY       GROWTH   TECHNOLOGY       ESTATE       EQUITY
                                              PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                  (000)        (000)        (000)        (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                   $   3,833    $     438    $     302    $      28    $  13,386    $   1,002
  Interest                                          820           33          218           67          479           87
  Less: Foreign Taxes Withheld                       --           --           --           --          (28)          --
------------------------------------------------------------------------------------------------------------------------
    Total Income                                  4,653          471          520           95       13,837        1,089
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                        3,510          507          994          407        2,433          241
     Less: Fees Waived                               --          (43)        (156)         (36)         (11)         (53)
                                              ---------    ---------    ---------    ---------    ---------    ---------
  Net Investment Advisory Fee                     3,510          464          838          371        2,422          188
  Administrative Fees                               904           98          154           63          477           77
  Custodian Fees                                     52           16           40           15           31           24
  Directors' Fees and Expenses                       28            4            4            3           12            2
  Filing and Registration Fees                       40           18           27           30           30           27
  Insurance                                          --            1            2            2            5            1
  Interest                                           26            6           --           --           --           --
  Professional Fees                                  33           16           16           13           24           14
  Shareholder Reporting                              83           10           11            8           35            4
  Distribution Fees on Class B Shares               405           21          140            7           23           16
  Other Expenses                                      7            2            6            5           15            3
------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                5,088          656        1,238          517        3,074          356
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       (435)        (185)        (718)        (422)      10,763          733
------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
  Investments Sold                              (23,183)      (8,968)     (30,204)     (32,335)      10,885        2,173
  Foreign Currency Transactions                      --           --           --           --            5           --
------------------------------------------------------------------------------------------------------------------------
    Total Net Realized Gain (Loss)              (23,183)      (8,968)     (30,204)     (32,335)      10,890        2,173
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                  (110,447)      (8,617)      23,165       (3,661)      25,299         (771)
  Foreign Currency Translations                      --           --           --           --           (2)          --
------------------------------------------------------------------------------------------------------------------------
    Total Net Change in Unrealized             (110,447)      (8,617)      23,165       (3,661)      25,297         (771)
     Appreciation (Depreciation)
------------------------------------------------------------------------------------------------------------------------
  TOTAL NET REALIZED GAIN (LOSS) AND CHANGE
    UNREALIZED APPRECIATION (DEPRECIATION)     (133,630)     (17,585)      (7,039)     (35,996)      36,187        1,402
------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                $(134,065)   $ (17,770)   $  (7,757)   $ (36,418)   $  46,950    $   2,135
------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                    EMERGING                 GLOBAL                          MUNICIPAL
                                                     MARKETS      FIXED       FIXED        HIGH       MONEY      MONEY
                                                        DEBT     INCOME      INCOME       YIELD      MARKET     MARKET
                                                   PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO
                                                       (000)      (000)       (000)       (000)       (000)      (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                         $     --   $     --    $     19    $    136   $      --   $     --
  Interest                                             2,556      6,201         576       8,931      93,147     25,287
----------------------------------------------------------------------------------------------------------------------
    Total Income                                       2,556      6,201         595       9,067      93,147     25,287
----------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                               178        357          53         292       5,206      2,262
     Less: Fees Waived                                    --       (119)        (49)         --          --         --
                                                    --------   --------    --------    --------   ---------   --------
  Net Investment Advisory Fee                            178        238           4         292       5,206      2,262
  Administrative Fees                                     37        156          20         119       2,694      1,171
  Custodian Fees                                          14         12           7          10         130         47
  Directors' Fees and Expenses                             2          4           1           3          56          9
  Filing and Registration Fees                            15         21          17          37          40         --
  Insurance                                                1          2          --           1          29         --
  Interest                                                 1         16           1           4          --         --
  Professional Fees                                       18         16          13          17          69         22
  Shareholder Reporting                                    2          4           2           9          70         22
  Distribution Fees on Class B Shares                      1          2          --          27          --         --
  Other Expenses                                           9          2           1           1          15          7
----------------------------------------------------------------------------------------------------------------------
    Total Expenses                                       278        473          66         520       8,309      3,540
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  2,278      5,728         529       8,547      84,838     21,747
----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
  Investments Sold                                       100        775        (111)     (2,036)        345        107
  Foreign Currency Transactions                           --         --      (1,036)         40          --         --
----------------------------------------------------------------------------------------------------------------------
    Total Net Realized Gain (Loss)                       100        775      (1,147)     (1,996)        345        107
----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                             32      1,061        (443)    (12,383)         --         --
  Foreign Currency Translations                           25         --         (68)         32          --         --
----------------------------------------------------------------------------------------------------------------------
    Total Net Change in Unrealized
     Appreciation (Depreciation)                          57      1,061        (511)    (12,351)         --         --
----------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                 157      1,836      (1,658)    (14,347)        345        107
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                      $  2,435   $  7,564    $ (1,129)   $ (5,800)   $ 85,183   $ 21,854
----------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Financial Statements
Statement of Changes in Net Assets

                                                                 ACTIVE INTERNATIONAL
                                                                 ALLOCATION PORTFOLIO       ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS                    SIX MONTHS
                                                                  ENDED     YEAR ENDED          ENDED     YEAR ENDED
                                                          JUNE 30, 2001   DECEMBER 31,  JUNE 30, 2001   DECEMBER 31,
                                                            (UNAUDITED)           2000    (UNAUDITED)           2000
                                                                  (000)          (000)          (000)          (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net Investment Income                                     $     4,496    $     8,883    $       293    $       194
  Net Realized Gain (Loss)                                      (17,062)        26,745        (12,517)         4,508
  Change in Unrealized Appreciation (Depreciation)              (51,594)      (124,434)         9,881        (44,061)
--------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                  (64,160)       (88,806)        (2,343)       (39,359)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                              --             --             --           (115)
  In Excess of Net Investment Income                                 --           (528)            --             --
  Net Realized Gain                                                  --        (44,191)            --             --
  In Excess of Net Realized Gain                                     --        (13,227)            --             --
  CLASS B:
  Net Investment Income                                              --             --             --             (3)
  In Excess of Net Investment Income                                 --            (31)            --             --
  Net Realized Gain                                                  --         (2,031)            --             --
  In Excess of Net Realized Gain                                     --           (608)            --             --
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                --        (60,616)            --           (118)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                  86,455        223,132         69,094        216,082
  Distributions Reinvested                                           --         51,725             --         (1,812)
  Redemptions                                                   (88,621)      (199,096)       (68,883)      (222,871)
  CLASS B:
  Subscriptions                                                 372,364      1,077,735            798            250
  Distributions Reinvested                                           --          2,623             --              3
  Redemptions                                                  (370,789)    (1,071,140)          (855)        (1,003)
--------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions            (591)        84,979            154         (9,351)
--------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                       (64,751)       (64,443)        (2,189)       (48,828)
NET ASSETS:
  Beginning of Period                                           529,123        593,566         57,513        106,341
--------------------------------------------------------------------------------------------------------------------
  End of Period                                             $   464,372    $   529,123    $    55,324    $    57,513
--------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income         $     2,297    $    (2,199)   $       325    $        32
    (loss) included in end of period net assets
--------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                             8,792         18,214          8,049         18,453
    Shares Issued on Distributions Reinvested                        --          4,707             --              8
    Shares Redeemed                                              (8,944)       (16,165)        (7,857)       (19,051)
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding          (152)         6,756            192           (590)
--------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                            36,189         85,034             90             20
    Shares Issued on Distributions Reinvested                        --            232             --             --
    Shares Redeemed                                             (35,958)       (84,123)           (93)           (78)
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding           231          1,143             (3)           (58)
--------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                              ASIAN REAL ESTATE PORTFOLIO       EMERGING MARKETS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS                       SIX MONTHS
                                                                     ENDED       YEAR ENDED           ENDED        YEAR ENDED
                                                             JUNE 30, 2001     DECEMBER 31,   JUNE 30, 2001      DECEMBER 31,
                                                               (UNAUDITED)             2000     (UNAUDITED)              2000
                                                                     (000)            (000)           (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                 $      21        $        63      $    3,601       $    (8,467)
  Net Realized Gain (Loss)                                           155                104        (175,508)          229,150
  Net Change in Unrealized Appreciation (Depreciation)              (375)              (121)        136,114          (795,898)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                      (199)                46         (35,793)         (575,215)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                               --                (44)             --                --
  In Excess of Net Investment Income                                  --                (10)             --                --
  Net Realized Gain                                                   --                 --              --           (45,359)
  CLASS B:
  Net Investment Income                                               --                 (7)             --                --
  In Excess of Net Investment Income                                  --                 (1)             --                --
  Net Realized Gain                                                   --                 --              --              (705)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 --                (62)             --           (46,064)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                        1                 50         414,955           936,704
  Distributions Reinvested                                            --                  8              --            44,719
  Redemptions                                                       (347)              (211)       (443,378)         (997,140)
  CLASS B:
  Subscriptions                                                       12                 --          38,976            80,541
  Distributions Reinvested                                            --                  9              --               694
  Redemptions                                                         --               (854)        (35,993)          (75,091)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions             (334)              (998)        (25,440)           (9,573)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                           (533)            (1,014)        (61,233)         (630,852)
NET ASSETS:
  Beginning of Period                                              3,270              4,284         931,040         1,561,892
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $   2,737          $   3,270       $ 869,807        $  931,040
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                       $      10          $     (11)      $    (553)       $   (4,154)
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 --                  7          36,511            55,489
    Shares Issued on Distributions Reinvested                         --                  1              --             3,774
    Shares Redeemed                                                  (42)               (29)        (39,284)          (58,364)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding            (42)               (21)         (2,773)              899
-----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                  2                 --           3,491             4,792
    Shares Issued on Distributions Reinvested                         --                  1              --                59
    Shares Redeemed                                                   --               (114)         (3,201)           (4,496)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding              2               (113)            290               355
-----------------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an intergral part of the financial statements.

                                                            EUROPEAN VALUE EQUITY PORTFOLIO    EUROPEAN REAL ESTATE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS                       SIX MONTHS
                                                                     ENDED       YEAR ENDED           ENDED        YEAR ENDED
                                                             JUNE 30, 2001     DECEMBER 31,   JUNE 30, 2001      DECEMBER 31,
                                                               (UNAUDITED)             2000     (UNAUDITED)              2000
                                                                     (000)            (000)           (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                         $     675        $   1,156        $     258         $      92
  Net Realized Gain (Loss)                                             99            7,763              259              (319)
  Change in Unrealized Appreciation (Depreciation)                 (8,605)          (4,408)            (875)            1,248
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                     (7,831)           4,511             (358)            1,021
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                --             (891)              --               (57)
  In Excess of Net Investment Income                                   --               --               --               (54)
  Net Realized Gain                                                    --           (8,347)              --                --
  CLASS B:
  Net Investment Income                                                --              (19)              --                (9)
  In Excess of Net Investment Income                                   --               --               --                (8)
  Net Realized Gain                                                    --             (205)              --                --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  --           (9,462)              --              (128)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                    18,835           30,825            8,907             1,052
  Distributions Reinvested                                             --            8,484               --                88
  Redemptions                                                     (19,827)         (73,720)            (893)           (4,020)
  CLASS B:
  Subscriptions                                                        --              623              472               160
  Distributions Reinvested                                             --              224               --                10
  Redemptions                                                      (1,007)            (677)            (427)             (685)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions            (1,999)         (34,241)           8,059            (3,395)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                          (9,830)         (39,192)           7,701            (2,502)
NET ASSETS:
  Beginning of Period                                              68,034          107,226            9,215            11,717
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                 $  58,204        $  68,034        $  16,916         $   9,215
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                        $     812        $     137        $     201         $     (57)
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                               1,398            2,089              873               115
    Shares Issued on Distributions Reinvested                          --              609               --                 9
    Shares Redeemed                                                (1,511)          (5,018)             (81)             (460)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding            (113)          (2,320)             792              (336)
-----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                  --               47               46                17
    Shares Issued on Distributions Reinvested                          --               16               --                 1
    Shares Redeemed                                                   (74)             (47)             (42)              (73)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding             (74)              16                4               (55)
-----------------------------------------------------------------------------------------------------------------------------

       The accompanying notes are an intergral part of the financial statements.

                                                            GLOBAL VALUE EQUITY PORTFOLIO     INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS                       SIX MONTHS
                                                                     ENDED       YEAR ENDED           ENDED        YEAR ENDED
                                                             JUNE 30, 2001     DECEMBER 31,   JUNE 30, 2001      DECEMBER 31,
                                                               (UNAUDITED)             2000     (UNAUDITED)              2000
                                                                     (000)            (000)           (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                        $       363      $       931     $    44,374       $    67,152
  Net Realized Gain (Loss)                                           1,234            2,662          46,862           670,680
  Change in Unrealized Appreciation (Depreciation)                  (3,883)             (34)       (459,033)         (331,124)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                      (2,286)           3,559        (367,797)          406,708
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                 --           (1,450)             --            (8,527)
  In Excess of Net Investment Income                                    --              (16)             --                --
  Net Realized Gain                                                     --           (6,094)             --          (756,896)
  In Excess of Net Realized Gain                                        --             (267)             --                --
  CLASS B:
  Net Investment Income                                                 --             (891)             --                --
  In Excess of Net Investment Income                                    --              (10)             --                --
  Net Realized Gain                                                     --           (4,025)             --            (9,251)
  In Excess of Net Realized Gain                                        --             (176)             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   --          (12,929)             --          (774,674)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                      6,182           35,328         626,714         1,709,509
  Distributions Reinvested                                              --            7,232              --           734,961
  Redemptions                                                      (10,277)        (110,575)       (530,292)       (1,900,180)
  CLASS B:
  Subscriptions                                                      5,284           11,839           6,151            22,581
  Distributions Reinvested                                              --            5,127               4             9,176
  Redemptions                                                       (8,670)         (12,702)        (24,291)           (8,693)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions             (7,481)         (63,751)         78,286           567,354
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                           (9,767)         (73,121)       (289,511)          199,388
NET ASSETS:
  Beginning of Period                                               70,614          143,735       4,870,797         4,671,409
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $    60,847      $    70,614     $ 4,581,286       $ 4,870,797
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income
    (loss) included in end of period net assets                $       229      $      (134)    $    50,696       $     6,322
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  372            1,966          36,750            86,711
    Shares Issued on Distributions Reinvested                           --              425              --            42,704
    Shares Redeemed                                                   (617)          (6,334)        (31,005)          (96,263)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             (245)          (3,943)          5,745            33,152
-----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                  320              660             362             1,161
    Shares Issued on Distributions Reinvested                           --              304              --               535
    Shares Redeemed                                                   (524)            (722)         (1,437)             (445)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding             (204)             242          (1,075)            1,251
-----------------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an intergral part of the financial statements.

                                                                                                 INTERNATIONAL SMALL CAP
                                                             INTERNATIONAL MAGNUM PORTFOLIO             PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS                       SIX MONTHS
                                                                     ENDED       YEAR ENDED           ENDED        YEAR ENDED
                                                             JUNE 30, 2001     DECEMBER 31,   JUNE 30, 2001      DECEMBER 31,
                                                               (UNAUDITED)             2000     (UNAUDITED)              2000
                                                                     (000)            (000)           (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                          $   1,503       $   1,767        $   4,388         $   4,958
  Net Realized Gain (Loss)                                          (3,690)          1,517            4,681            43,529
  Change in Unrealized Appreciation (Depreciation)                 (19,109)        (25,420)         (14,384)          (60,309)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                     (21,296)        (22,136)          (5,315)          (11,822)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                 --          (1,382)              --            (3,459)
  In Excess of Net Investment Income                                    --          (1,079)              --                --
  Net Realized Gain                                                     --          (3,602)              --           (15,048)
  In Excess of Net Realized Gain                                        --          (3,698)              --               (90)
  CLASS B:
  Net Investment Income                                                 --            (132)              --                --
  In Excess of Net Investment Income                                    --            (103)              --                --
  Net Realized Gain                                                     --            (472)              --           (37,134)
  In Excess of Net Realized Gain                                        --            (485)              --              (225)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   --         (10,953)              --           (55,956)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                    165,170         309,767           31,052            82,685
  Distributions Reinvested                                              --           9,098               --            55,201
  Redemptions                                                     (173,144)       (294,968)         (21,667)          (53,573)
  Transaction Fees                                                      --              --               30               681
  CLASS B:
  Subscriptions                                                     15,207          29,944               --                --
  Distributions Reinvested                                              --           1,191               --                --
  Redemptions                                                      (18,253)        (34,259)              --                --
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions            (11,020)         20,773            9,415            84,994
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                          (32,316)        (12,316)           4,100            17,216
NET ASSETS:
  Beginning of Period                                              207,040         219,356          374,924           357,708
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                  $ 174,724       $ 207,040        $ 379,024         $ 374,924
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                         $     321       $  (1,182)       $   4,841         $     453
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                               15,290          24,596            1,890             4,265
    Shares Issued on Distributions Reinvested                           --             762               --             3,340
    Shares Redeemed                                                (16,014)        (23,322)          (1,330)           (2,786)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             (724)          2,036              560             4,819
-----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                1,409           2,370               --                --
    Shares Issued on Distributions Reinvested                           --              99               --                --
    Shares Redeemed                                                 (1,700)         (2,699)              --                --
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding             (291)           (230)              --                --
-----------------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an intergral part of the financial statements.

                                                                      JAPANESE VALUE
                                                                     EQUITY PORTFOLIO            LATIN AMERICAN PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS                       SIX MONTHS
                                                                     ENDED       YEAR ENDED           ENDED        YEAR ENDED
                                                             JUNE 30, 2001     DECEMBER 31,   JUNE 30, 2001      DECEMBER 31,
                                                               (UNAUDITED)             2000     (UNAUDITED)              2000
                                                                     (000)            (000)           (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                    $     (9)        $   (228)       $    485          $     (5)
  Net Realized Gain (Loss)                                           1,748            4,011          (1,262)              (21)
  Change in Unrealized Appreciation (Depreciation)                  (6,252)         (22,387)          1,994            (5,144)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                      (4,513)         (18,604)          1,217            (5,170)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                 --             (182)             --              (181)
  In Excess of Net Investment Income                                    --             (585)             --                (8)
  CLASS B:
  Net Investment Income                                                 --              (13)             --               (19)
  In Excess of Net Investment Income                                    --              (29)             --                (1)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   --             (809)             --              (209)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                     15,176           59,243           2,564            27,528
  Distributions Reinvested                                              --              598              --               177
  Redemptions                                                      (24,922)         (58,944)         (2,845)          (10,986)
  CLASS B:
  Subscriptions                                                        744            3,108             256                75
  Distributions Reinvested                                              --               40              --                18
  Redemptions                                                       (2,484)          (1,679)           (453)              (86)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions            (11,486)           2,366            (478)           16,726
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                          (15,999)         (17,047)            739            11,347
NET ASSETS:
  Beginning of Period                                               60,157           77,204          26,543            15,196
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                   $ 44,158         $ 60,157        $ 27,282          $ 26,543
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                          $   (626)        $   (617)       $    476          $     (9)
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                2,057            6,480             248             2,507
    Shares Issued on Distributions Reinvested                           --               75              --                15
    Shares Redeemed                                                 (3,387)          (6,448)           (309)           (1,027)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding           (1,330)             107             (61)            1,495
-----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                  103              335              25                 7
    Shares Issued on Distributions Reinvested                           --                5              --                 2
    Shares Redeemed                                                   (332)            (183)            (46)               (9)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding             (229)             157             (21)               --
-----------------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an intergral part of the financial statements.
                                           136

                                                             EQUITY GROWTH PORTFOLIO           FOCUS EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS                    SIX MONTHS
                                                                   ENDED     YEAR ENDED          ENDED     YEAR ENDED
                                                           JUNE 30, 2001   DECEMBER 31,  JUNE 30, 2001   DECEMBER 31,
                                                             (UNAUDITED)           2000    (UNAUDITED)           2000
                                                                   (000)          (000)          (000)          (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                       $      (435)   $    (1,663)   $      (185)   $      (508)
  Net Realized Gain (Loss)                                      (23,183)        63,322         (8,968)        11,563
  Change in Unrealized Appreciation (Depreciation)             (110,447)      (232,143)        (8,617)       (31,284)
--------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations         (134,065)      (170,484)       (17,770)       (20,229)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Realized Gain                                                  --        (71,692)            --        (16,258)
  CLASS B:
  Net Realized Gain                                                  --        (26,921)            --         (2,612)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                --        (98,613)            --        (18,870)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                 185,705        221,091         17,612         45,463
  Distributions Reinvested                                           --         69,154             --         15,652
  Redemptions                                                  (148,212)      (189,227)       (33,179)       (36,801)
  CLASS B:
  Subscriptions                                                  55,043        212,481          1,541          4,031
  Distributions Reinvested                                           --         25,681             --          2,568
  Redemptions                                                   (44,460)       (56,597)        (2,093)        (4,703)
--------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions        48,076        282,583        (16,119)        26,210
--------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                       (85,989)        13,486        (33,889)       (12,889)
NET ASSETS:
  Beginning of Period                                         1,237,380      1,223,894        145,407        158,296
--------------------------------------------------------------------------------------------------------------------
  End of Period                                             $ 1,151,391    $ 1,237,380    $   111,518    $   145,407
--------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment loss
    included in end of period net assets                    $      (502)   $       (67)   $      (199)   $       (14)
--------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                             9,769          8,771          1,230          2,361
    Shares Issued on Distributions Reinvested                        --          3,050             --            908
    Shares Redeemed                                              (7,728)        (7,583)        (2,481)        (1,913)
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding         2,041          4,238         (1,251)         1,356
--------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                             2,910          8,463            103            210
    Shares Issued on Distributions Reinvested                        --          1,150             --            150
    Shares Redeemed                                              (2,357)        (2,280)          (152)          (246)
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding           553          7,333            (49)           114
--------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.

                                                         SMALL COMPANY GROWTH PORTFOLIO   TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS                      SIX MONTHS
                                                                  ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                                          JUNE 30, 2001    DECEMBER 31,   JUNE 30, 2001    DECEMBER 31,
                                                            (UNAUDITED)            2000     (UNAUDITED)            2000
                                                                  (000)           (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                        $    (718)      $  (1,347)      $    (422)      $  (1,462)
  Net Realized Gain (Loss)                                     (30,204)         10,699         (32,335)         14,915
  Change in Unrealized Appreciation (Depreciation)              23,165         (43,213)         (3,661)        (57,782)
-----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                  (7,757)        (33,861)        (36,418)        (44,329)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Realized Gain                                                 --          (8,190)             --         (16,918)
  In Excess of Net Realized Gain                                    --          (2,198)             --              --
  CLASS B:
  Net Realized Gain                                                 --          (8,184)             --          (1,166)
  In Excess of Net Realized Gain                                    --          (2,197)             --              --
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               --         (20,769)             --         (18,084)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                 32,288          56,813          24,824         123,095
  Distributions Reinvested                                          --           9,931              --          15,016
  Redemptions                                                  (28,229)        (34,949)        (25,630)        (60,507)
  CLASS B:
  Subscriptions                                                 62,987         112,706           2,215           8,664
  Distributions Reinvested                                          --          10,361              --           1,115
  Redemptions                                                   (8,582)        (11,764)         (1,360)         (3,513)
-----------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions                    58,464         143,098              49          83,870
-----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                       50,707          88,468         (36,369)         21,457
NET ASSETS:
  Beginning of Period                                          180,436          91,968         107,839          86,382
-----------------------------------------------------------------------------------------------------------------------
  End of Period                                              $ 231,143       $ 180,436       $  71,470       $ 107,839
-----------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                     $    (726)      $      (8)      $    (421)      $       1
-----------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                            3,125           4,010           1,222           2,827
    Shares Issued on Distributions Reinvested                       --             827              --             483
    Shares Redeemed                                             (2,770)         (2,499)         (1,312)         (1,488)
-----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding          355           2,338             (90)          1,822
-----------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                            6,761           7,344             122             198
    Shares Issued on Distributions Reinvested                       --             899              --              36
    Shares Redeemed                                               (919)           (848)            (65)            (98)
-----------------------------------------------------------------------------------------------------------------------
    Net Increase in Class B Shares Outstanding                   5,842           7,395              57             136
-----------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.

                                                                U.S. REAL ESTATE PORTFOLIO        VALUE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS
                                                                       ENDED        YEAR ENDED  SIX MONTHS ENDED     YEAR ENDED
                                                               JUNE 30, 2001      DECEMBER 31,     JUNE 30, 2001   DECEMBER 31,
                                                                 (UNAUDITED)              2000       (UNAUDITED)           2000
                                                                       (000)             (000)             (000)          (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                      $  10,763              $  19,965         $     733      $     987
  Net Realized Gain                                             10,890                 14,479             2,173          4,244
  Change in Unrealized Appreciation (Depreciation)              25,297                 93,030              (771)         4,834
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                  46,950                127,474             2,135         10,065
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  ClASS A:
  Net Investment Income                                         (6,129)               (20,557)             (340)          (961)
  Net Realized Gain                                                 --                 (9,106)               --         (3,638)
  In Excess of Net Realized Gain                                    --                     --                --         (1,625)
  CLASS B:
  Net Investment Income                                           (179)                  (671)              (51)           (10)
  In Excess of Net Investment Income                                --                     --                --            (47)
  Net Realized Gain                                                 --                   (314)               --            (21)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                           (6,308)               (30,648)             (391)        (6,302)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                103,095                305,354            33,771         32,596
  Distributions Reinvested                                       4,696                 24,592               288          5,769
  Redemptions                                                  (69,597)              (150,159)          (14,805)       (18,369)
  CLASS B:
  Subscriptions                                                  4,702                  9,902            19,638            250
  Distributions Reinvested                                         161                    931                38             79
  Redemptions                                                   (6,224)                (7,430)           (1,481)          (432)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions                    36,833                183,190            37,449         19,893
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                       77,475                280,016            39,193         23,656
NET ASSETS:
  Beginning of Period                                          604,498                324,482            71,345         47,689
----------------------------------------------------------------------------------------------------------------------------------
  End of Period                                              $ 681,973              $ 604,498         $ 110,538      $  71,345
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                     $   4,450              $      (5)   $          367      $      25
----------------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                            7,266                 23,603             3,214          3,188
    Shares Issued on Distributions Reinvested                      336                  1,761                29            567
    Shares Redeemed                                             (4,904)               (11,348)           (1,390)        (1,790)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class A Shares Outstanding                   2,698                 14,016             1,853          1,965
----------------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                              326                    785             1,867             24
    Shares Issued on Distributions Reinvested                       12                     67                 4              8
    Shares Redeemed                                               (435)                  (589)             (144)           (41)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding          (97)                   263             1,727             (9)
----------------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.

                                                                EMERGING MARKETS DEBT              FIXED INCOME
                                                                      PORTFOLIO                      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS                      SIX MONTHS
                                                                  ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                                          JUNE 30, 2001    DECEMBER 31,   JUNE 30, 2001    DECEMBER 31,
                                                            (UNAUDITED)            2000     (UNAUDITED)            2000
                                                                  (000)           (000)           (000)           (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                      $   2,278       $   8,252       $   5,728       $  11,332
  Net Realized Gain (Loss)                                         100           3,643             775          (1,438)
  Change in Unrealized Appreciation (Depreciation)                  57          (4,864)          1,061           8,722
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                   2,435           7,031           7,564          18,616
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                             --          (7,243)         (4,890)        (11,291)
  In Excess of Net Investment Income                                --             (19)             --              --
  CLASS B:
  Net Investment Income                                             --             (55)            (60)           (130)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               --          (7,317)         (4,950)        (11,421)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                  5,837          26,973          47,092          29,671
  Distributions Reinvested                                          --           4,610           4,400           9,913
  Redemptions                                                   (9,542)        (36,862)        (20,894)        (37,333)
  CLASS B:
  Subscriptions                                                     --              --             515             442
  Distributions Reinvested                                          --              55              48              86
  Redemptions                                                       --            (537)           (560)           (271)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions         (3,705)         (5,761)         30,601           2,508
-------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                       (1,270)         (6,047)         33,215           9,703
NET ASSETS:
  Beginning of Period                                           47,467          53,514         183,254         173,551
-------------------------------------------------------------------------------------------------------------------------
  End of Period                                              $  46,197       $  47,467       $ 216,469       $ 183,254
-------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                     $   2,327       $      49       $     743       $     (35)
-------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                            1,995           8,482           4,344           2,878
    Shares Issued on Distributions Reinvested                       --           1,623             406             959
    Shares Redeemed                                             (3,271)        (11,297)         (1,927)         (3,629)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding       (1,276)         (1,192)          2,823             208
-------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                               --              --              48              42
    Shares Issued on Distributions Reinvested                       --              19               4               8
    Shares Redeemed                                                 --            (170)            (52)            (26)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding           --            (151)             --              24
-------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.

                                                                    GLOBAL FIXED INCOME                 HIGH YIELD
                                                                         PORTFOLIO                       PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS                        SIX MONTHS
                                                                  ENDED       YEAR ENDED            ENDED      YEAR ENDED
                                                          JUNE 30, 2001     DECEMBER 31,    JUNE 30, 2001    DECEMBER 31,
                                                            (UNAUDITED)             2000      (UNAUDITED)            2000
                                                                  (000)            (000)            (000)           (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                      $     529        $   1,381        $   8,547        $  14,283
  Net Realized Loss                                             (1,147)          (1,089)          (1,996)          (7,283)
  Change in Unrealized Appreciation (Depreciation)                (511)             (87)         (12,351)         (23,719)
--------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                  (1,129)             205           (5,800)         (16,719)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                             --             (517)          (5,458)         (11,707)
  In Excess of Net Investment Income                                --             (121)              --              (16)
  CLASS B:
  Net Investment Income                                             --               (5)            (891)          (2,625)
  In Excess of Net Investment Income                                --               (2)              --               (4)
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               --             (645)          (6,349)         (14,352)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                                  1,050            5,548           67,832           43,583
  Distributions Reinvested                                          --              543            4,729           10,398
  Redemptions                                                   (5,226)         (12,028)         (28,775)         (69,926)
  CLASS B:
  Subscriptions                                                    100               --            4,791            3,800
  Distributions Reinvested                                          --                7              298            1,349
  Redemptions                                                       (1)              (5)          (3,011)         (28,418)
--------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions         (4,077)          (5,935)          45,864          (39,214)
--------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                       (5,206)          (6,375)          33,715          (70,285)
NET ASSETS:
  Beginning of Period                                           28,172           34,547          114,558          184,843
--------------------------------------------------------------------------------------------------------------------------
  End of Period                                              $  22,966        $  28,172        $ 148,273        $ 114,558
--------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                     $     406        $    (123)       $   2,178        $     (20)
--------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                               96              501            7,657            4,464
    Shares Issued on Distributions Reinvested                       --               50              551            1,087
    Shares Redeemed                                               (484)          (1,093)          (3,378)          (7,149)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding         (388)            (542)           4,830           (1,598)
--------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                9               --              533              377
    Shares Issued on Distributions Reinvested                       --                1               35              138
    Shares Redeemed                                                 --               --             (356)          (2,800)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding            9                1              212           (2,285)
--------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.

                                                             MONEY MARKET PORTFOLIO     MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                         JUNE 30, 2001          YEAR ENDED     JUNE 30, 2001         YEAR ENDED
                                                           (UNAUDITED)   DECEMBER 31, 2000       (UNAUDITED)  DECEMBER 31, 2000
                                                                 (000)               (000)             (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net Investment Income                                   $     84,838        $    183,380       $    21,747        $     61,458
  Net Realized Gain (Loss)                                         345                   4               107                  (2)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations          85,183             183,384            21,854              61,456
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                        (84,838)           (183,384)          (21,747)            (61,454)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscriptions                                             17,855,045          52,243,556         5,068,856          13,065,730
  Distributions Reinvested                                      79,368             179,337            20,407              61,337
  Redemptions                                              (17,874,340)        (52,327,797)       (5,266,417)        (13,056,279)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions         60,073              95,096          (177,154)             70,788
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                       60,418              95,096          (177,047)             70,790

NET ASSETS:
  Beginning of Period                                        3,026,412           2,931,316         1,476,436           1,405,646
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                           $  3,086,830        $  3,026,412       $ 1,299,389        $  1,476,436
================================================================================================================================
  Undistributed (accumulated) net investment income
    (loss) included in end of period net assets           $         --        $         --       $        --        $         --
================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
  CLASS A:
  Shares Subscribed                                         17,855,044          52,243,549         5,068,856          13,065,730
  Shares Issued on Distributions Reinvested                     79,361             179,337            20,407              61,337
  Shares Redeemed                                          (17,874,341)        (52,327,810)       (5,266,417)        (13,056,279)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Class A Shares
    Outstanding                                                 60,064              95,076          (177,154)             70,788
================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND INC.
                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
                                       FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                                               CLASS A
                                                              SIX
                                                            MONTHS
                                                             ENDED
                                                            JUNE 30,
                                                              2001                      YEAR ENDED DECEMBER 31,
                                                           (UNAUDITED)       2000         1999       1998++      1997++        1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  10.68     $  14.26     $  11.90     $  10.39    $  11.44    $  11.63
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income  (1)                                    0.09         0.19         0.22         0.22        0.18        0.24
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                (1.41)       (2.59)        3.01         1.86        0.80        0.88
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           (1.32)       (2.40)        3.23         2.08        0.98        1.12
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                           --           --        (0.05)       (0.30)      (0.83)      (0.81)
  In Excess of Net Investment Income                              --        (0.01)       (0.06)       (0.04)      (0.02)      (0.02)
  Net Realized Gain                                               --        (0.90)       (0.76)       (0.23)      (1.18)      (0.48)
  In Excess of Net Realized Gain                                  --        (0.27)          --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           --        (1.18)       (0.87)       (0.57)      (2.03)      (1.31)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $   9.36     $  10.68     $  14.26     $  11.90    $  10.39    $  11.44
====================================================================================================================================
TOTAL RETURN                                                  (12.36)%     (14.97)%      27.82%       20.12%       8.61%       9.71%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                       $444,848     $509,309     $583,607     $266,832    $138,667    $183,193
Ratio of Expenses to Average Net Assets (1)                     0.82%**      0.82%        0.80%        0.80%       0.80%       0.80%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                              0.80%**      0.80%         N/A          N/A         N/A         N/A
Ratio of Net Investment Income to Average Net Assets (1)        1.83%**      1.55%        1.71%        1.91%       1.47%       1.22%
Portfolio Turnover Rate                                           22%          80%          53%          49%         49%         65%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during
    the period:
     Per share benefit to net investment income             $   0.00+    $   0.01     $   0.01     $   0.02    $   0.03    $   0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                             0.90%**      0.93%        0.92%        1.03%       1.10%       1.09%
     Net Investment Income to Average Net Assets                1.75%**      1.45%        1.59%        1.70%       1.18%       0.94%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS B

                                                            SIX
                                                          MONTHS                                                        PERIOD FROM
                                                           ENDED                                                        JANUARY 2,
                                                          JUNE 30,                                                      1996***
                                                            2001                   YEAR ENDED DECEMBER 31,              DECEMBER
                                                        (UNAUDITED)       2000         1999       1998++      1997++    31, 1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.80     $  14.41     $  12.12     $  10.48     $ 11.44    $   11.66
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                  0.04         0.27         0.13         0.22        0.08         0.06
  Net Realized and Unrealized Gain (Loss) on
    Investments                                             (1.38)       (2.71)        3.02         1.94        0.87         1.00
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        (1.34)       (2.44)        3.15         2.16        0.95         1.06
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                        --           --        (0.05)       (0.23)      (0.71)       (0.78)
  In Excess of Net Investment Income                           --        (0.01)       (0.05)       (0.06)      (0.02)       (0.02)
  Net Realized Gain                                            --        (0.89)       (0.76)       (0.23)      (1.18)       (0.48)
  In Excess of Net Realized Gain                               --        (0.27)          --           --          --           --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        --        (1.17)       (0.86)       (0.52)      (1.91)       (1.28)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $   9.46     $  10.80     $  14.41     $  12.12     $ 10.48    $   11.44
====================================================================================================================================
TOTAL RETURN                                               (12.41)%     (15.02)%      26.63%       20.71%       8.35%        9.22%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $ 19,524     $ 19,814     $  9,959     $     96      $   14    $     633
Ratio of Expenses to Average Net Assets (2)                  1.07%**      1.07%        1.05%        1.05%       1.05%        1.05%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                           1.05%**      1.05%         N/A          N/A         N/A          N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                                 1.16%**      1.42%        1.16%        1.80%       0.71%        1.09%**
Portfolio Turnover Rate                                        22%          80%          53%          49%         49%          65%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income          $   0.00+    $   0.02     $   0.01     $   0.03     $  0.03    $    0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                          1.15%**      1.18%        1.17%        1.27%       1.32%        1.33%**
     Net Investment Income to Average Net Assets             1.07%**      1.31%        0.95%        1.58%       0.45%        0.82%**
------------------------------------------------------------------------------------------------------------------------------------

 **  Annualized

***  The Portfolio began offering Class B Shares on January 2, 1996.

  +  Amount is less than $0.01 per share.

 ++ Per share amounts for the years ended December 31, 1998 and 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY INSTITUTIONAL FUND INC.
                                          ASIAN EQUITY PORTFOLIO
                                          FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                                         CLASS A
                                                       SIX
                                                     MONTHS
                                                      ENDED
                                                     JUNE 30,
                                                       2001                      YEAR ENDED DECEMBER 31,
                                                    (UNAUDITED)        2000         1999        1998        1997         1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  8.53       $ 14.39     $   8.01     $  9.43     $ 18.73     $  19.48
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                              0.04          0.03         0.06        0.12        0.14         0.17
  Net Realized and Unrealized Gain (Loss) on
    Investments                                         (0.59)        (5.87)        6.42       (1.24)      (8.93)        0.50
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    (0.55)        (5.84)        6.48       (1.12)      (8.79)        0.67
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                    --         (0.02)       (0.10)      (0.30)      (0.00)+      (0.15)
  In Excess of Net Investment Income                       --            --           --          --          --        (0.00)+
  Net Realized Gain                                        --            --           --          --          --        (1.27)
  In Excess of Net Realized Gain                           --            --           --          --       (0.51)          --
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    --         (0.02)       (0.10)      (0.30)      (0.51)       (1.42)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  7.98       $  8.53     $  14.39     $  8.01     $  9.43     $  18.73
==================================================================================================================================
TOTAL RETURN                                            (6.45)%      (40.65)%      81.00%     (11.38)%    (48.29)%       3.49%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                 $54,242       $56,330     $103,513     $51,334     $85,503     $363,498
Ratio of Expenses to Average Net Assets (1)              1.13%**       1.06%        1.07%       1.19%       1.12%        1.00%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense             1.00%**       1.00%        1.00%       1.00%       1.00%         N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                             0.98%**       0.21%        0.58%       1.36%       0.47%        0.74%
Portfolio Turnover Rate                                    63%          101%         197%        151%        107%          69%
----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net investment income       $  0.03       $  0.04     $   0.06     $  0.05     $  0.05     $   0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets                      1.75%**       1.32%        1.61%       1.79%       1.31%        1.25%
     Net Investment Income (Loss) to Average Net
      Assets                                             0.36%**      (0.05)%       0.04%       0.76%       0.29%        0.54%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B

                                                       SIX                                                           PERIOD
                                                     MONTHS                                                          FROM
                                                      ENDED                                                          JANUARY 2,
                                                     JUNE 30,                                                        1996*** TO
                                                       2001                      YEAR ENDED DECEMBER 31,             DECEMBER
                                                    (UNAUDITED)         2000        1999        1998        1997     31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  8.44       $  14.28     $  7.97     $  9.40     $ 18.74     $  19.55
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                       0.03          (0.06)       0.05        0.07        0.03         0.11
  Net Realized and Unrealized Gain (Loss) on
    Investments                                         (0.58)         (5.76)       6.34       (1.20)      (8.86)        0.46
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    (0.55)         (5.82)       6.39       (1.13)      (8.83)        0.57
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                    --          (0.02)      (0.08)      (0.30)      (0.00)+      (0.11)
  Net Realized Gain                                        --             --          --          --          --        (1.27)
  In Excess of Net Realized Gain                           --             --          --          --       (0.51)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    --          (0.02)      (0.08)      (0.30)      (0.51)       (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  7.89       $   8.44     $ 14.28     $  7.97     $  9.40     $  18.74
===================================================================================================================================
TOTAL RETURN                                            (6.52)%       (40.74)%     79.95%     (11.53)%    (48.48)%       2.92%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                 $ 1,082       $  1,183     $ 2,828     $ 1,487     $ 1,468     $ 11,002
Ratio of Expenses to Average Net Assets (2)              1.38%**        1.31%       1.32%       1.47%       1.37%        1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense             1.25%**        1.25%       1.25%       1.25%       1.25%         N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                             0.73%**        0.02%       0.33%       1.06%       0.18%        0.58%**
Portfolio Turnover Rate                                    63%           101%        197%        151%        107%          69%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
    the period:
     Per share benefit to net investment income       $  0.03       $   0.04     $  0.08     $  0.04     $  0.04     $   0.04
    Ratios before expense limitation:
     Expenses to Average Net Assets                      2.00%**        1.57%       1.87%       2.07%       1.56%        1.52%**
     Net Investment Income (Loss) to Average Net
      Assets                                             0.11%**       (0.23)%     (0.22)%      0.46%      (0.01)%       0.37%**
-----------------------------------------------------------------------------------------------------------------------------------

 **  Annualized

***  The Portfolio began offering Class B Shares on January 2, 1996.

  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY INSTITUTIONAL FUND INC.
                                          ASIAN REAL ESTATE PORTFOLIO
                                          FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                                               CLASS A

                                                                 SIX MONTHS                                        PERIOD FROM
                                                                   ENDED                                             OCTOBER
                                                                  JUNE 30,                                          1,1997*TO
                                                                    2001             YEAR ENDED DECEMBER 31,        DECEMBER
                                                                (UNAUDITED)        2000        1999        1998      31,1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  8.01       $  7.90     $  6.63     $  7.94     $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                          0.06          0.15        0.11        0.26         0.11
  Net Realized and Unrealized Gain (Loss) on Investments            (0.63)         0.11        1.50       (1.24)       (2.10)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (0.57)         0.26        1.61       (0.98)       (1.99)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                --         (0.13)      (0.32)      (0.33)       (0.07)
  In Excess of Net Investment Income                                   --         (0.02)      (0.02)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                --         (0.15)      (0.34)      (0.33)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  7.44       $  8.01     $  7.90     $  6.63     $   7.94
===================================================================================================================================
TOTAL RETURN                                                        (7.12)%        3.44%      24.27%     (11.82)%     (19.92)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $ 2,276       $ 2,786     $ 2,912     $ 2,447     $  2,385
Ratio of Expenses to Average Net Assets (1)                          1.02%**       1.02%       1.01%       1.05%        1.08%**
Ratio of Expenses to Average Net Assets Excluding Foreign Tax
  and Interest Expense                                               1.00%**       1.00%       1.00%       1.00%        1.00%**
Ratio of Net Investment Income to Average Net Assets (1)             1.54%**       2.03%       1.64%       2.47%        5.21%**
Portfolio Turnover Rate                                                21%           87%         98%        261%          38%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                   $  0.08       $  0.22     $  0.15     $  0.36     $   0.25
    Ratios before expense limitation:
     Expenses to Average Net Assets                                  3.33%**       4.04%       3.19%       4.52%       12.95%**
     Net Investment Loss to Average Net Assets                      (0.77)%**     (0.98)%     (0.54)%     (1.00)%      (6.66)%**
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B

                                                               SIX MONTHS                                          PERIOD FROM
                                                                  ENDED                                              OCTOBER
                                                                 JUNE 30,                                           1,1997* TO
                                                                   2001              YEAR ENDED DECEMBER 31,         DECEMBER
                                                               (UNAUDITED)         2000        1999        1998      31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    8.06     $    7.93   $    6.66   $    8.03     $   10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                          0.05          0.09        0.13        0.12            --
  Net Realized and Unrealized Gain (Loss) on Investments            (0.63)         0.16        1.46       (1.16)        (1.97)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (0.58)         0.25        1.59       (1.04)        (1.97)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                --         (0.10)      (0.30)      (0.33)           --
  In Excess of Net Investment Income                                   --         (0.02)      (0.02)         --            --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                --         (0.12)      (0.32)      (0.33)           --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $    7.48     $    8.06   $    7.93   $    6.66     $    8.03
===================================================================================================================================
TOTAL RETURN                                                        (7.32)%        3.29%      23.88%     (12.53)%      (19.70)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                           $     461     $     484   $   1,372   $     761     $       0+
Ratio of Expenses to Average Net Assets (2)                          1.27%**       1.27%       1.25%       1.38%         1.18%**
Ratio of Expenses to Average Net Assets Excluding Foreign Tax
  and Interest Expense                                               1.25%**       1.25%       1.25%       1.25%          N/A
Ratio of Net Investment Income to Average Net Assets (2)             1.32%**       1.56%       1.39%       2.39%         4.24%**
Portfolio Turnover Rate                                                21%           87%         98%        261%           38%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                 $    0.09     $    0.34   $    0.17   $    0.18           N/A
    Ratios before expense limitation:
     Expenses to Average Net Assets                                  3.58%**       4.20%       3.10%       5.03%          N/A
     Net Investment Income to Average Net Assets                    (0.99)%**     (1.36)%     (0.45)%     (1.27)%         N/A
-----------------------------------------------------------------------------------------------------------------------------------

 *   Commencement of Operations

**   Annualized

 +   Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY INSTITUTIONAL FUND INC.
                                          EMERGING MARKETS PORTFOLIO
                                          FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                                      CLASS A

                                            SIX MONTHS
                                               ENDED
                                           JUNE 30, 2001                      YEAR ENDED DECEMBER 31,
                                            (UNAUDITED)         2000            1999          1998            1997             1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  11.31       $  19.27      $     9.55      $  12.97      $    14.66       $    13.14
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                   0.04          (0.10)          (0.03)         0.16            0.07             0.09
  Net Realized and Unrealized Gain
    (Loss) on Investments                       (0.45)         (7.28)           9.75         (3.46)          (0.29)            1.51
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            (0.41)         (7.38)           9.72         (3.30)          (0.22)            1.60
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            --             --              --         (0.12)          (0.07)           (0.08)
  In Excess of Net Investment Income               --             --              --            --           (0.07)              --
  Net Realized Gain                                --             --              --            --           (0.69)              --
  In Excess of Net Realized Gain                   --          (0.58)             --            --           (0.64)              --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                            --          (0.58)             --         (0.12)          (1.47)           (0.08)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $  10.90       $  11.31      $    19.27      $   9.55      $    12.97       $    14.66
====================================================================================================================================
TOTAL RETURN                                    (3.63)%       (38.43)%        101.78%       (25.42)%         (1.03)%          12.19%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)        $853,244       $917,091      $1,544,893      $772,115      $1,501,386       $1,304,006
Ratio of Expenses to Average Net Assets          1.60%**        1.63%           1.64%         1.81%           1.75%            1.74%
Ratio of Expenses to Average Net
  Assets Excluding Foreign
  Tax and Interest Expense                        N/A            N/A             N/A          1.70%            N/A              N/A
Ratio of Net Investment Income (Loss) to
  Average Net Assets                             0.79%**       (0.63)%         (0.26)%        1.04%           0.40%            0.69%
Portfolio Turnover Rate                            53%            92%            133%           98%             90%              55%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS B

                                            SIX MONTHS                                                                 PERIOD FROM
                                              ENDED                                                                     JANUARY 2,
                                             JUNE 30,                                                                   1996*** TO
                                               2001                          YEAR ENDED DECEMBER 31,                   DECEMBER 31,
                                           (UNAUDITED)          2000           1999          1998           1997            1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 11.26         $ 19.24        $  9.56        $12.98         $14.66         $ 13.25
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                  0.04           (0.11)         (0.04)         0.10           0.02            0.04
  Net Realized and Unrealized Gain
    (Loss) on Investments                      (0.47)          (7.29)          9.72         (3.43)         (0.28)           1.42
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations           (0.43)          (7.40)          9.68         (3.33)         (0.26)           1.46
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                           --              --             --         (0.09)         (0.05)          (0.05)
  In Excess of Net Investment Income              --              --             --            --          (0.04)             --
  Net Realized Gain                               --              --             --            --          (0.69)             --
  In Excess of Net Realized Gain                  --           (0.58)            --            --          (0.64)             --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                           --           (0.58)            --         (0.09)         (1.42)          (0.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $ 10.83         $ 11.26        $ 19.24        $ 9.56         $12.98         $ 14.66
====================================================================================================================================
TOTAL RETURN                                   (3.82)%        (38.60)%       101.26%       (25.65)%        (1.31)%        (11.04)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)        $16,563         $13,949        $16,999        $7,199         $9,666         $14,213
Ratio of Expenses to Average Net Assets         1.85%**         1.88%          1.88%         2.06%          2.00%           1.99%**
Ratio of Expenses to Average Net
  Assets Excluding Foreign Tax and
  Interest Expense                               N/A             N/A            N/A          1.95%           N/A             N/A
Ratio of Net Investment Income (Loss) to
  Average Net Assets                            0.51%**        (0.82)%        (0.51)%        0.80%          0.11%           0.33%**
Portfolio Turnover Rate                           53%             92%           133%           98%            90%             55%
------------------------------------------------------------------------------------------------------------------------------------

 **  Annualized

***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
European Value Equity Portfolio
Financial Highlights

                                                                                          CLASS A
                                                 ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                   JUNE 30,
                                                      2001                           YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------------------
                                                   (UNAUDITED)
                                                                  2000         1999          1998          1997          1996
                                                ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $  14.17    $  15.09     $  15.75      $  17.96      $  16.70     $   13.92
                                                ----------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (1)                         0.15        0.25         0.29          0.43          0.39          0.24
  Net Realized and Unrealized Gain (Loss) on
    Investments                                     (1.70)       0.76         1.10          1.08          2.58          2.85
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                (1.55)       1.01         1.39          1.51          2.97          3.09
----------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                --       (0.21)       (0.32)        (0.42)        (0.37)        (0.25)
  In Excess of Net Investment Income                   --          --        (0.03)           --            --         (0.02)
  Net Realized Gain                                    --       (1.72)       (1.70)        (3.30)        (1.34)        (0.04)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                --       (1.93)       (2.05)        (3.72)        (1.71)        (0.31)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $  12.62    $  14.17     $  15.09      $  15.75      $  17.96     $   16.70
==================================================================================================================================
Total Return                                       (10.94)%      7.38%        9.60%         8.09%        17.88%        22.29%
==================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)            $ 57,104    $ 65,747     $105,030      $168,712      $242,868      $178,356
Ratio of Expenses to Average Net Assets (1)          1.11%**     1.02%        1.09%         1.00%         1.00%         1.00%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                         1.00%**     1.00%        1.00%          N/A           N/A           N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                         2.10%**     1.22%        1.46%         1.47%         1.96%         1.83%
Portfolio Turnover Rate                                35%         47%          74%           52%           43%           24%
----------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during
     the period:
     Per share benefit to net investment income  $   0.02     $  0.03     $   0.03      $   0.02      $   0.02      $   0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                  1.35%**     1.14%        1.22%         1.08%         1.09%         1.16%
     Net Investment Income to Average Net Assets     1.85%**     1.09%        1.34%         1.40%         1.87%         1.67%

                                                                                      CLASS B
                                                 ---------------------------------------------------------------------------------
                                                  SIX MONTHS                                                          PERIOD FROM
                                                     ENDED                                                             JANUARY 2,
                                                   JUNE 30,                  YEAR ENDED DECEMBER 31,                   1996*** TO
                                                     2001       --------------------------------------------------     DECEMBER
                                                  (UNAUDITED)   2000         1999          1998          1997           31,1996
                                                 ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $14.19       $15.11       $15.74        $17.94        $16.67        $14.05
                                                ----------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (2)                        0.15         0.19         0.12          0.33          0.28          0.18
  Net Realized and Unrealized Gain (Loss) on
    Investments                                    (1.72)        0.78         1.23          1.13          2.66          2.73
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               (1.57)        0.97         1.35          1.46          2.94          2.91
----------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                               --        (0.17)       (0.26)        (0.36)        (0.33)        (0.23)
  In Excess of Net Investment Income                  --           --        (0.02)           --            --         (0.02)
  Net Realized Gain                                   --        (1.72)       (1.70)        (3.30)        (1.34)        (0.04)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               --        (1.89)       (1.98)        (3.66)        (1.67)        (0.29)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $12.62       $14.19       $15.11        $15.74        $17.94        $16.67
==================================================================================================================================
Total Return                                      (11.06)%       7.08%        9.36%         7.80%        17.73%        20.76%
==================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)             $1,100       $2,287       $2,196        $5,181        $4,654        $2,654
Ratio of Expenses to Average Net Assets (2)         1.36%**      1.27%        1.34%         1.25%         1.25%         1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                        1.25%**      1.25%        1.25%          N/A           N/A           N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                        1.72%**      0.96%        1.30%         1.15%         1.55%         1.67%**
Portfolio Turnover Rate                               35%          47%          74%           52%           43%           24%
----------------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during
   the period:
     Per share benefit to net investment income   $ 0.02       $ 0.03       $ 0.01        $ 0.02        $ 0.02        $ 0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                 1.59%**      1.39%        1.48%         1.34%         1.34%         1.40%**
     Net Investment Income to Average Net Assets    1.47%**      0.83%        1.16%         1.08%         1.46%         1.52%**
----------------------------------------------------------------------------------------------------------------------------------

**Annualized

***The Portfolio began offering Class B Shares on January 2, 1996.

The accompanying notes are an integral part of the financial statements

Morgan Stanley Institutional Fund, Inc.
European Real Estate Portfolio
Financial Highlights

                                                                                       CLASS A
                                                         ---------------------------------------------------------------------
                                                             SIX                                            PERIOD
                                                            MONTHS                                           FROM
                                                             ENDED                                         OCTOBER 1,
                                                           JUNE 30,             YEAR ENDED DECEMBER 31,     1997* TO
                                                             2001          ------------------------------   DECEMBER
                                                         (UNAUDITED)       2000        1999        1998     31,1997
                                                         ----------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $ 10.38      $ 9.16     $ 9.58      $  9.52     $ 10.00
                                                         ----------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (1)                              0.20        0.07      (0.05)        0.12        0.05
  Net Realized and Unrealized Gain (Loss) on Investments       (0.54)       1.30      (0.17)        0.33       (0.52)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           (0.34)       1.37      (0.22)        0.45       (0.47)
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                           --       (0.08)     (0.18)       (0.25)      (0.01)
  In Excess of Net Investment Income                              --       (0.07)     (0.02)       (0.14)         --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           --       (0.15)     (0.20)       (0.39)      (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $ 10.04      $10.38     $ 9.16      $  9.58     $  9.52
=============================================================================================================================
Total Return                                                   (3.18)%     14.91%     (2.36)%       4.75%      (4.72)%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                        $15,476      $7,766     $9,931      $33,422     $15,177
Ratio of Expenses to Average Net Assets (1)                     0.92%**     1.03%      1.23%        1.03%       1.00%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                N/A       1.00%      1.00%        1.00%         N/A
Ratio of Net Investment Income to Average Net Assets (1)        3.95%**     1.55%      2.33%        1.33%       2.08%**
Portfolio Turnover Rate                                           23%         74%        35%         119%         47%
-----------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income              $  0.04      $ 0.09     $ 0.01        $0.03       $0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets                             1.67%**     1.90%      1.71%        1.43%      3.05%**
     Net Investment Income to Average Net Assets                3.20%**     0.69%      1.85%        0.95%      0.03%**

                                                                                       CLASS B
                                                         -------------------------------------------------------------------
                                                                                                                 PERIOD
                                                          SIX MONTHS                                              FROM
                                                            ENDED                                               OCTOBER 1,
                                                           JUNE 30,            YEAR ENDED DECEMBER 31,           1997* TO
                                                             2001        ---------------------------------       DECEMBER
                                                          (UNAUDITED)       2000        1999        1998         31,1997
                                                         --------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.41      $ 9.19      $ 9.61       $ 9.52      $10.00
                                                         --------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (2)                                      0.09        0.18        0.19         0.11        0.02
  Net Realized and Unrealized Gain (Loss) on Investments        (0.45)       1.16       (0.43)        0.33       (0.50)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            (0.36)       1.34       (0.24)        0.44       (0.48)
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                            --       (0.06)      (0.16)       (0.22)         --
  In Excess of Net Investment Income                               --       (0.06)      (0.02)       (0.13)         --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            --       (0.12)      (0.18)       (0.35)         --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.05      $10.41      $ 9.19        $9.61      $ 9.52
=============================================================================================================================
Total Return                                                    (3.37)%     14.55%      (2.61)%       4.60%      (4.76)%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                          $1,440      $1,449      $1,786       $2,531      $  789
Ratio of Expenses to Average Net Assets (2)                      1.17%**     1.28%       1.47%        1.28%       1.25%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                N/A        1.25%       1.25%        1.25%         N/A
Ratio of Net Investment Income to Average Net Assets (2)         1.87%**     1.50%       2.35%        1.15%       1.51%**
Portfolio Turnover Rate                                            23%         74%         35%         119%         47%
-----------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income                $ 0.04      $ 0.10      $ 0.04       $ 0.04      $ 0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                              1.91%**     2.15%       1.96%        1.68%       3.12%**
     Net Investment Income (Loss) to Average Net Assets          1.14%**     0.61%       1.91%        0.77%      (0.36)%**
-----------------------------------------------------------------------------------------------------------------------------

*Commencement of Operations

**Annualized

Morgan Stanley Institutional Fund, Inc.
Global Value Equity Portfolio
Financial Highlights

                                                                                    CLASS A
                                                ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                   JUNE 30,                   YEAR ENDED DECEMBER 31,
                                                     2001         ---------------------------------------------------------------
                                                  (UNAUDITED)       2000         1999          1998          1997         1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $ 17.05      $ 18.32     $  20.74      $  18.52      $  16.24      $ 14.31
                                                ---------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (1)                             0.11         0.26         0.44          0.15          0.21         0.23
  Net Realized and Unrealized Gain (Loss) on            (0.67)        1.75         0.32          2.55          3.61         3.02
    Investments
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    (0.56)        2.01         0.76          2.70          3.82         3.25
---------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                    --        (0.61)       (0.38)        (0.17)        (0.40)       (0.23)
  In Excess of Net Investment Income                       --        (0.01)       (0.06)           --            --           --
  Net Realized Gain                                        --        (2.55)       (2.74)        (0.31)        (1.14)       (1.09)
  In Excess of Net Realized Gain                           --        (0.11)          --            --            --           --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    --        (3.28)       (3.18)        (0.48)        (1.54)       (1.32)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $ 16.49      $ 17.05     $  18.32      $  20.74      $  18.52      $ 16.24
=================================================================================================================================
Total Return                                            (3.28)%      11.75%        4.01%        14.60%        23.75%       22.83%
=================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                 $35,030      $40,418     $115,646      $228,748      $108,074      $80,297
Ratio of Expenses to Average Net Assets (1)              1.00%**      1.01%        1.01%         1.00%         1.00%        1.00%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                              N/A         1.00%        1.00%           N/A           N/A         N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                             1.21%**      1.16%        1.26%         0.96%         1.07%        1.38%
Portfolio Turnover Rate                                    23%          48%          41%           39%           30%          26%
---------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during
   the period:
     Per share benefit to net investment income       $  0.02      $  0.04     $   0.02      $   0.01      $   0.02      $   0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                      1.18%        1.17%        1.06%         1.07%         1.11%        1.15%
     Net Investment Income to Average Net Assets         1.03%**      1.00%        1.20%         0.90%         0.96%        1.23%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS B
                                                ---------------------------------------------------------------------------------
                                                  SIX MONTHS                                                        PERIOD FROM
                                                     ENDED                                                            JANUARY 2,
                                                    JUNE 30,                                                          1996*** TO
                                                      2001                YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                                   (UNAUDITED)      2000         1999          1998          1997        1996
                                                ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $ 16.92     $  18.20      $ 20.63       $ 18.46       $ 16.21      $ 14.36
                                                ---------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (2)                            0.08         0.27         0.21          0.15          0.16         0.13
  Net Realized and Unrealized Gain (Loss) on
    Investments                                        (0.67)        1.68         0.50          2.46          3.60         3.02
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   (0.59)        1.95         0.71          2.61          3.76         3.15
---------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                   --        (0.56)       (0.35)        (0.13)        (0.37)       (0.21)
  In Excess of Net Investment Income                      --        (0.01)       (0.05)           --            --           --
  Net Realized Gain                                       --        (2.55)       (2.74)        (0.31)        (1.14)       (1.09)
  In Excess of Net Realized Gain                          --        (0.11)          --            --            --           --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   --        (3.23)       (3.14)        (0.44)        (1.51)       (1.30)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $ 16.33     $  16.92      $ 18.20       $ 20.63       $ 18.46      $ 16.21
=================================================================================================================================
Total Return                                           (3.49)%      11.52%        3.75%        14.15%        23.37%       22.04%
=================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                $25,817     $ 30,196      $28,089       $13,123       $ 5,910      $ 3,928
Ratio of Expenses to Average Net Assets (2)             1.25%**      1.26%        1.26%         1.25%         1.25%        1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                              N/A        1.25%        1.25%           N/A           N/A          N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                            0.97%**      1.14%        0.89%         0.68%         0.80%        1.29%**
Portfolio Turnover Rate                                   23%          48%          41%           39%           30%          26%
---------------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during
     the period:
     Per share benefit to net investment income      $  0.01     $   0.04      $  0.01       $  0.01       $  0.02      $  0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                     1.43%**      1.42%        1.31%         1.32%         1.36%        1.39%**
     Net Investment Income to Average Net Assets        0.79%**      0.97%        0.83%         0.62%         0.69%        1.15%**
---------------------------------------------------------------------------------------------------------------------------------

**Annualized

***The Portfolio began offering Class B Shares on January 2, 1996.

Morgan Stanley Institutional Fund, Inc.
International Equity Portfolio
Financial Highlights

                                                                              CLASS A

                                   ----------------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                           JUNE 30,                       YEAR ENDED DECEMBER 31,
                                             2001        ------------------------------------------------------------------------
                                         (UNAUDITED)        2000           1999           1998            1997           1996
                                   ----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                                   $    17.88     $    19.62      $    18.25     $    17.16      $    16.95     $    15.15
                                   ----------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income                        0.16           0.25            0.24           0.27            0.30           0.25
  Net Realized and Unrealized Gain
    (Loss) on Investments                     (1.51)          1.44            2.80           2.86            2.01           2.71
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment                     (1.35)          1.69            3.04           3.13            2.31           2.96
      Operations
---------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                          --          (0.04)          (0.18)         (0.38)          (0.48)         (0.36)
  Net Realized Gain                              --          (3.39)          (1.49)         (1.66)          (1.62)         (0.80)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                          --          (3.43)          (1.67)         (2.04)          (2.10)         (1.16)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $    16.53     $    17.88      $    19.62     $    18.25      $    17.16     $    16.95
=================================================================================================================================
Total Return                                  (7.55)%         9.29%          16.91%         18.30%          13.91%         19.64%
=================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period
  (Thousands)                            $4,543,597     $4,810,852      $4,630,035     $3,400,498      $2,822,900     $2,264,424
Ratio of Expenses to Average Net
  Assets                                       1.00%**        1.00%           1.00%          1.00%           1.00%          1.00%
Ratio of Net Investment Income to              1.87%**        1.45%           1.28%          1.33%           1.49%          1.64%
  Average Net Assets
Portfolio Turnover Rate                          24%            53%             37%            33%             33%            18%
---------------------------------------------------------------------------------------------------------------------------------
    Ratios before expense
      limitation:
     Expenses to Average Net Assets            0.98%**        1.00%           1.01%          1.02%           1.02%          1.02%
     Net Investment Income to                  1.86%**        1.45%           1.27%          1.32%           1.47%          1.61%
      Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS B
                                   ----------------------------------------------------------------------------------------------
                                          SIX MONTHS                                                                   PERIOD FROM
                                            ENDED                                                                       JANUARY 2,
                                           JUNE 30,                    YEAR ENDED DECEMBER 31,                          1996*** TO
                                             2001          --------------------------------------------------------   DECEMBER 31,
                                         (UNAUDITED)         2000            1999           1998            1997          1996
                                   ----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                                      $ 17.81        $ 19.58        $  18.22       $  17.13        $  16.93       $  15.24
                                   ----------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income                        0.17           0.23            0.19           0.24            0.23           0.23
  Net Realized and Unrealized Gain
    (Loss) on Investments                     (1.53)          1.39            2.81           2.85            2.02           2.59
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment
      Operations                              (1.36)          1.62            3.00           3.09            2.25           2.82
---------------------------------------------------------------------------------------------------------------------------------
Distributions

  Net Investment Income                          --             --           (0.15)         (0.34)          (0.43)         (0.33)
  Net Realized Gain                              --          (3.39)          (1.49)         (1.66)          (1.62)         (0.80)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                          --          (3.39)          (1.64)         (2.00)          (2.05)         (1.13)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 16.45        $ 17.81        $  19.58       $  18.22        $  17.13       $  16.93
=================================================================================================================================
Total Return                                  (7.64)%         8.94%          16.68%         18.13%          13.57%         18.58%
=================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period
  (Thousands)                               $37,689        $59,945         $41,374       $ 17,076        $  3,074       $  5,393
Ratio of Expenses to Average Net
  Assets                                       1.25%**        1.25%           1.25%          1.25%           1.25%          1.25%**
Ratio of Net Investment Income to
  Average Net Assets                           1.59%**        1.44%           0.93%          0.96%           1.21%          1.68%**
Portfolio Turnover Rate                          24%            53%             37%            33%             33%            18%
---------------------------------------------------------------------------------------------------------------------------------
    Ratios before expense
      limitation:
     Expenses to Average Net Assets            1.25%**        1.25%           1.26%          1.28%           1.27%          1.27%**
     Net Investment Income to
      Average Net Assets                       1.58%**        1.44%           0.92%          0.95%           1.19%          1.66%**
---------------------------------------------------------------------------------------------------------------------------------

**Annualized

***The Portfolio began offering Class B Shares on January 2, 1996.

Morgan Stanley Institutional Fund, Inc.
International Magnum Portfolio
Financial Highlights


                                                                                      CLASS A
                                               -------------------------------------------------------------------------------------
                                                     SIX MONTHS                                                          PERIOD FROM
                                                        ENDED                                                             MARCH 15,
                                                      JUNE 30,                 YEAR ENDED DECEMBER 31,                     1996* TO
                                                        2001     ----------------------------------------------------      DECEMBER
                                                     (UNAUDITED)      2000          1999          1998          1997       31, 1996
                                               -------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  11.56      $  13.62        $11.57       $  10.87      $  10.66  $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (1)                              0.09          0.11          0.19           0.14          0.17     0.06
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          (1.31)        (1.52)          2.64          0.66          0.54     0.76
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     (1.22)        (1.41)          2.83          0.80          0.71     0.82
--------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                     --         (0.09)        (0.15)         (0.10)        (0.41)   (0.13)
  In Excess of Net Investment Income                        --         (0.07)           --             --            --    (0.02)
  Net Realized Gain                                         --         (0.24)        (0.63)            --         (0.09)   (0.01)
  In Excess of Net Realized Gain                            --         (0.25)           --             --            --       --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     --         (0.65)        (0.78)         (0.10)        (0.50)   (0.16)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  10.34      $  11.56        $13.62       $  11.57      $  10.87  $ 10.66
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (10.55)%      (10.50)%        24.87%         7.33%         6.58%    8.25%
---------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                 $156,731      $183,566      $188,586       $269,814      $159,096  $85,316
Ratio of Expenses to Average Net Assets (1)               1.00%**       1.01%         1.01%          1.00%         1.00%    1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                               N/A          1.00%         1.00%            N/A           N/A      N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                              1.62%**       0.84%         0.89%          1.34%         1.44%    0.99%**
Portfolio Turnover Rate                                     21%           56%           59%            39%           41%      18%
---------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during
   the period:

     Per share benefit to net investment income       $   0.00+     $   0.01      $   0.02       $   0.01      $   0.02  $0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                       1.08%**       1.10%         1.11%          1.13%         1.19%  1.54%**
     Net Investment Income to Average Net
      Assets                                              1.54%**       0.75%         0.80%          1.24%         1.25%  0.44%**


                                                                                      CLASS B
                                               -------------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                                      SIX MONTHS                                                            FROM
                                                         ENDED                                                             MARCH 15,
                                                       JUNE 30,                 YEAR ENDED DECEMBER 31,                    1996* TO
                                                         2001        --------------------------------------------------    DECEMBER
                                                      (UNAUDITED)      2000          1999          1998          1997      31,1996
                                               -------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  11.52      $  13.58      $  11.54       $ 10.84      $  10.63  $  10.00
                                               -------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (2)                              0.06          0.08          0.11           0.14          0.16      0.01
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          (1.28)        (1.54)         2.68           0.64          0.52      0.78
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     (1.22)        (1.46)         2.79           0.78          0.68      0.79
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                     --         (0.12)        (0.12)         (0.08)        (0.38)    (0.13)
  In Excess of Net Investment Income                        --            --            --             --            --     (0.02)
  Net Realized Gain                                         --         (0.23)        (0.63)            --         (0.09)    (0.01)
  In Excess of Net Realized Gain                            --         (0.25)           --             --            --        --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     --         (0.60)        (0.75)         (0.08)        (0.47)    (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  10.30      $  11.52      $  13.58       $  11.54      $  10.84  $  10.63
====================================================================================================================================
Total Return                                            (10.59)%      (10.81)%       24.58%          7.13%         6.33%     7.90%
====================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                 $ 17,993      $ 23,474      $ 30,770       $ 26,151      $ 28,217  $ 23,173
Ratio of Expenses to Average Net Assets (2)               1.25%**       1.26%         1.25%          1.25%         1.25%     1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                               N/A          1.25%         1.25%            N/A           N/A       N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                              1.31%**       0.58%         0.87%          1.24%         1.19%     0.60%**
Portfolio Turnover Rate                                     21%           56%           59%            39%           41%       18%
------------------------------------------------------------------------------------------------------------------------------------

(2)Effect of voluntary expense limitation during
   the period:
     Per share benefit to net investment income       $   0.00+     $   0.01       $  0.01        $  0.01       $  0.02   $  0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                      1.33%**        1.35%         1.35%          1.37%         1.44%     1.69%**
     Net Investment Income to Average Net
      Assets                                             1.23%**        0.49%         0.54%          1.14%         1.00%     0.15%**
------------------------------------------------------------------------------------------------------------------------------------

*Commencement of Operations

**Annualized
+Amount is less than $0.01 per share.

Morgan Stanley Institutional Fund, Inc.
International Small Cap Portfolio
Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                        -------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                            YEAR ENDED DECEMBER 31,
                                              2001      ---------------------------------------------------------------------
                                           (UNAUDITED)      2000          1999         1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $16.30        $19.67        $15.25       $15.61        $16.83        $14.94
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (1)                   0.19          0.24          0.22         0.22          0.25          0.21
  Net Realized and Unrealized Gain
    (Loss) on Investments *                   (0.41)        (0.83)         5.66         0.39         (0.42)         2.29
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations          (0.22)        (0.59)         5.88         0.61         (0.17)         2.50
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                          --         (0.17)        (0.27)       (0.24)        (0.31)        (0.22)
  In Excess of Net Investment Income             --            --         (0.02)          --         (0.05)           --
  Net Realized Gain                              --         (2.60)        (1.20)       (0.79)        (0.77)        (0.39)
  In Excess of Net Realized Gain                 --         (0.01)           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                          --         (2.78)        (1.49)       (1.03)        (1.13)        (0.61)
-----------------------------------------------------------------------------------------------------------------------------
Transaction Fees                                 --            --          0.03         0.06          0.08            --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $16.08        $16.30        $19.67       $15.25        $15.61        $16.83
=============================================================================================================================
Total Return                                  (1.29)%       (2.92)%       39.34%        4.25%        (0.55)%        16.82%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)      $379,024      $374,924      $357,708     $252,642      $230,095       $234,743
Ratio of Expenses to Average Net Assets
  (1)                                          1.15%**       1.16%         1.15%        1.15%         1.15%          1.15%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                    N/A          1.15%          N/A          N/A           N/A            N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                       2.36%**       1.32%         1.30%        1.23%         1.37%          1.29%
Portfolio Turnover Rate                          15%           54%           48%          39%           31%            35%
-----------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net investment
      income                                  $0.00+        $0.01         $0.01        $0.01         $0.01          $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets            1.18%**       1.22%         1.20%        1.21%         1.22%          1.23%
     Net Investment Income to Average Net
      Assets                                   2.34%**       1.38%         1.25%        1.18%         1.30%          1.20%
-----------------------------------------------------------------------------------------------------------------------------

* Includes a 1% transaction fee on purchases and redemptions of capital shares through 1999 and 0.50% through the six months ended June 30, 2000.
** Annualized
+  Amount is less than $0.01 per share.



   The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Japanese Value Equity Portfolio
Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                        -------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                            YEAR ENDED DECEMBER 31,
                                              2001      ---------------------------------------------------------------------
                                           (UNAUDITED)      2000          1999++       1998          1997          1996++
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $ 7.62            $10.12        $ 6.18       $ 5.89        $ 7.96        $ 9.27
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (1)          (0.02)            (0.02)        (0.02)        0.04          0.17            --
  Net Realized and Unrealized Gain (Loss)
    on Investments                          (0.63)            (2.37)         3.96         0.48         (0.94)        (0.13)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations        (0.65)            (2.39)         3.94         0.52         (0.77)        (0.13)
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                        --             (0.03)           --        (0.23)        (1.30)        (0.66)
  In Excess of Net Investment Income           --             (0.08)           --           --            --         (0.52)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                        --             (0.11)           --        (0.23)        (1.30)        (1.18)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 6.97            $ 7.62        $10.12       $ 6.18        $ 5.89        $ 7.96
=============================================================================================================================
Total Return                                (8.53)%          (23.69)%       63.75%        8.82%        (9.23)%       (1.40)%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)     $42,217           $56,306       $73,666      $57,755       $77,086      $152,229
Ratio of Expenses to Average Net Assets
  (1)                                        1.02%**           1.03%         1.01%        1.11%         1.06%         1.00%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                 1.00%**           1.00%         1.00%        1.00%         1.00%          N/A
Ratio of Net Investment Income (Loss) to
  Average Net Assets (1)                    (0.02)%**         (0.29)%       (0.28)%       0.03%        (0.21)%       (0.04)%
Portfolio Turnover Rate                         5%               14%           26%          66%           40%           38%
-----------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net investment
      income                               $(0.13)            $0.01         $0.01        $0.01         $0.01         $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets          1.18%**           1.12%         1.14%        1.30%         1.14%         1.07%
     Net Investment Income to Average Net
      Assets                                (0.19)%**         (0.38)%       (0.41)%      (0.14)%       (0.28)%       (0.11)%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS B
                                        -------------------------------------------------------------------------------------
                                           SIX MONTHS                                                           PERIOD FROM
                                             ENDED                                                               JANUARY 2,
                                            JUNE 30,                            YEAR ENDED DECEMBER 31,          1996*** TO
                                              2001      ----------------------------------------------------      DECEMBER
                                           (UNAUDITED)      2000          1999++       1998          1997        31, 1996++
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $ 7.54            $10.02        $ 6.13       $ 5.87        $ 7.94        $ 9.25
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (2)          (0.06)             0.02          0.08        (0.09)         0.09         (0.02)
  Net Realized and Unrealized Gain
   (Loss) on Investments                    (0.59)            (2.41)         3.81         0.58         (0.89)        (0.14)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations        (0.65)            (2.39)         3.89         0.49         (0.80)        (0.16)
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                        --             (0.03)           --        (0.23)        (1.27)        (0.64)
  In Excess of Net Investment Income           --             (0.06)           --           --            --         (0.51)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                        --             (0.09)           --        (0.23)        (1.27)        (1.15)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 6.89            $ 7.54        $10.02       $ 6.13        $ 5.87        $ 7.94
=============================================================================================================================
Total Return                                (8.62)%          (23.93)%       63.46%        8.33%        (9.64)%       (1.67)%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)      $1,941            $3,851        $3,538       $1,083        $1,703        $3,431
Ratio of Expenses to Average Net Assets
  (2)                                        1.27%**           1.28%         1.26%        1.36%         1.31%         1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                 1.25%**           1.25%         1.25%        1.25%         1.25%          N/A
Ratio of Net Investment Loss to Average
  Net Assets (2)                            (0.41)%**         (0.54)%       (0.57)%      (0.25)%       (0.53)%       (0.26)%**
Portfolio Turnover Rate                         5%               14%           26%          66%           40%           38%
-----------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net investment
      income                                $0.02             $0.00+        $0.01        $0.02         $0.01         $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets          1.41%**           1.37%         1.39%        1.55%         1.38%         1.31%**
     Net Investment Loss to Average Net
      Assets                                (0.56)%**         (0.62)%       (0.67)%      (0.42)%       (0.60)%       (0.32)%**
-----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1999 and 1996 are based on average shares outstanding.

   The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Latin American Portfolio
Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                        -------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                            YEAR ENDED DECEMBER 31,
                                              2001      ---------------------------------------------------------------------
                                           (UNAUDITED)      2000          1999         1998++        1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $ 9.36            $11.32        $ 6.74       $10.91        $11.32        $ 9.06
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (1)           0.18              0.01          0.18         0.13         (0.01)         0.14
  Net Realized and Unrealized Gain
   (Loss) on Investments                     0.37             (1.82)         4.59        (4.16)         4.32          4.27
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations         0.55             (1.81)         4.77        (4.03)         4.31          4.41
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                        --             (0.14)        (0.19)       (0.09)           --         (0.13)
  In Excess of Net Investment Income           --             (0.01)           --           --            --            --
  Net Realized Gain                            --                --            --        (0.05)        (4.04)        (2.02)
  In Excess of Net Realized Gain               --                --            --           --         (0.68)           --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                        --             (0.15)        (0.19)       (0.14)        (4.72)        (2.15)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 9.91            $ 9.36        $11.32        $6.74        $10.91        $11.32
=============================================================================================================================
Total Return                                 5.88%           (16.21)%       71.28%      (37.10)%       41.28%        48.77%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)     $26,291           $25,403       $13,809      $15,012       $73,196       $30,409
Ratio of Expenses to Average Net Assets
  (1)                                        1.69%**           1.84%         1.79%        1.81%         1.89%         1.70%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest
  Expense                                     N/A              1.70%         1.70%        1.64%         1.70%         1.70%
Ratio of Net Investment Income (Loss) to
  Average Net Assets (1)                     3.46%**          (0.03)%        1.40%        1.40%        (0.14)%        1.21%
Portfolio Turnover Rate                        27%              133%          124%         196%          286%          192%
-----------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net investment
      income                                $0.00+            $0.02         $0.04          N/A         $0.01         $0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets          1.69%**           2.06%         2.12%         N/A          1.96%         2.18%
     Net Investment Income to (Loss)
      Average Net Assets                     3.46%**          (0.25)%        1.07%         N/A         (0.21)%        0.75%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS B
                                        -------------------------------------------------------------------------------------
                                           SIX MONTHS                                                            PERIOD FROM
                                             ENDED                                                                JANUARY 2,
                                            JUNE 30,                            YEAR ENDED DECEMBER 31,           1996*** TO
                                              2001      -------------------------------------------------------    DECEMBER
                                           (UNAUDITED)      2000          1999         1998++         1997         31, 1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $ 9.37            $11.36        $ 6.78       $10.80         $11.31        $9.44
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (2)           0.17             (0.01)         0.19         0.12             --         0.09
  Net Realized and Unrealized Gain
   (Loss) on Investments                     0.37             (1.83)         4.58        (4.09)          4.21         3.90
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations         0.54             (1.84)         4.77        (3.97)          4.21         3.99
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                        --             (0.14)        (0.19)          --             --        (0.10)
  In Excess of Net Investment Income           --             (0.01)           --           --             --           --
  Net Realized Gain                            --                --            --        (0.05)         (4.04)       (2.02)
  In Excess of Net Realized Gain               --                --            --           --          (0.68)          --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                        --             (0.15)        (0.19)       (0.05)         (4.72)       (2.12)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $9.91             $9.37        $11.36        $6.78         $10.80       $11.31
=============================================================================================================================
Total Return                                 5.88%           (16.42)%       70.85%      (36.86)%        40.37%       42.44%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $991            $1,140        $1,387       $1,148         $6,709       $1,333
Ratio of Expenses to Average Net Assets
 (2)                                         1.94%**           2.09%         2.05%        2.01%          2.14%        1.95%**
Ratio of Expenses to Average Net Assets
 Excluding Foreign Tax and Interest
 Expense                                      N/A              1.95%         1.95%        1.85%          1.95%        1.95%**
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                      3.16%**           0.33%         1.04%        1.24%         (0.34)%       0.89%**
Portfolio Turnover Rate                        27%              133%          124%         196%           286%         192%
-----------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net investment
      income                                $0.00+            $0.03         $0.05          N/A          $0.00+       $0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets          1.96%**           2.31%         2.35%         N/A           2.21%        2.43%**
     Net Investment Income (Loss) to
      Average Net Assets                     3.16%**          (0.26)%        0.75%         N/A          (0.41)%       0.42%**
-----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

   The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Equity Growth Portfolio
Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                        -------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                            YEAR ENDED DECEMBER 31,
                                              2001      ---------------------------------------------------------------------
                                           (UNAUDITED)      2000          1999         1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $20.51            $25.04        $19.04        $16.93        $14.94        $14.14
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (1)          (0.00)+           (0.01)        (0.02)         0.04          0.06          0.17
  Net Realized and Unrealized Gain
   (Loss) on Investments                    (2.21)            (2.76)         7.49          3.17          4.48          4.07
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations        (2.21)            (2.77)         7.47          3.21          4.54          4.24
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                        --                --            --         (0.03)        (0.06)        (0.17)
  In Excess of Net Investment Income           --                --         (0.00)+          --         (0.00)+          --
  Net Realized Gain                            --             (1.76)        (1.47)        (0.64)        (2.49)        (3.27)
  In Excess of Net Realized Gain               --                --            --         (0.43)           --            --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                        --             (1.76)        (1.47)        (1.10)        (2.55)        (3.44)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $18.30            $20.51        $25.04        $19.04        $16.93        $14.94
=============================================================================================================================
Total Return                               (10.73)%          (11.78)%       39.89%        19.04%        31.32%        30.97%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)    $828,974          $886,824      $977,005      $784,565      $591,789      $352,703
Ratio of Expenses to Average Net Assets
 (1)                                         0.81%**           0.80%         0.80%         0.80%         0.80%         0.80%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                  0.80%**            N/A           N/A           N/A           N/A           N/A
Ratio of Net Investment Income (loss) to
 Average Net Assets (1)                     (0.01)%**          0.79%        (0.10)%        0.22%         0.35%         1.12%
Portfolio Turnover Rate                        40%               71%           91%          156%          177%          186%
-----------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net investment
     income                                 $0.00+            $0.00+        $0.00+        $0.00+        $0.00+        $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets          0.81%**           0.80%         0.80%         0.80%         0.82%         0.88%
     Net Investment Income (Loss) to
      Average Net Assets                    (0.01)%**         (0.06)%       (0.10)%        0.22%         0.33%         1.04%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS B
                                        -------------------------------------------------------------------------------------
                                           SIX MONTHS                                                            PERIOD FROM
                                             ENDED                                                                JANUARY 2,
                                            JUNE 30,                            YEAR ENDED DECEMBER 31,           1996*** TO
                                              2001      -------------------------------------------------------    DECEMBER
                                           (UNAUDITED)      2000          1999         1998           1997         31, 1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $20.32            $24.90        $18.97       $16.91        $14.92        $14.22
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (2)          (0.02)            (0.04)        (0.04)       (0.00)+        0.04          0.13
  Net Realized and Unrealized Gain
   (Loss) on Investments                    (2.19)            (2.78)         7.44         3.15          4.46          3.99
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations        (2.21)            (2.82)         7.40         3.15          4.50          4.12
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                        --                --            --        (0.02)        (0.02)        (0.15)
  In Excess of Net Investment Income           --                --         (0.00)+         --            --            --
  Net Realized Gain                            --             (1.76)        (1.47)       (0.64)        (2.49)        (3.27)
  In Excess of Net Realized Gain               --                --            --        (0.43)           --            --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                        --             (1.76)        (1.47)       (1.09)        (2.51)        (3.42)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $18.11            $20.32        $24.90       $18.97        $16.91        $14.92
=============================================================================================================================
Total Return                               (10.88)%          (12.01)%       39.61%       18.71%        31.05%        29.92%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)    $322,417          $350,556      $246,889      $83,330       $27,879        $5,498
Ratio of Expenses to Average Net Assets
 (2)                                         1.06%**           1.05%         1.05%        1.05%         1.05%         1.05%**
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                  1.05%**            N/A           N/A          N/A           N/A           N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                     (0.26)%**         (1.04)%       (0.34)%      (0.02)%        0.10%         0.91%**
Portfolio Turnover Rate                        40%               71%           91%         156%          177%          186%
-----------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net investment
     income                                 $0.00+            $0.00+        $0.00+       $0.00+        $0.01         $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets          1.06%**           1.05%         1.05%        1.05%         1.07%         1.12%**
     Net Investment Income (Loss) to
      Average Net Assets                    (0.26)%**         (0.30)%       (0.34)%      (0.20)%        0.80%         0.84%**
-----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.

   The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.
Focus Equity Portfolio
Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                        -------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                            YEAR ENDED DECEMBER 31,
                                              2001      ---------------------------------------------------------------------
                                           (UNAUDITED)      2000          1999         1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $15.31            $19.70        $17.50       $15.78        $14.43        $12.17
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (1)          (0.02)            (0.05)        (0.06)       (0.00)+        0.01          0.18
  Net Realized and Unrealized Gain
   (Loss) on Investments                    (1.69)            (2.05)         7.89         2.42          4.58          4.73
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations        (1.71)            (2.10)         7.83         2.42          4.59          4.91
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                        --                --            --           --         (0.01)        (0.17)
  In Excess of Net Investment Income           --                --            --           --         (0.00)+          --
  Net Realized Gain                            --             (2.29)        (5.63)       (0.38)        (3.23)        (2.48)
  In Excess of Net Realized Gain               --                --            --        (0.32)           --            --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                        --             (2.29)        (5.63)       (0.70)        (3.24)        (2.65)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $13.60            $15.31        $19.70       $17.50        $15.78        $14.43
=============================================================================================================================
Total Return                               (11.11)%          (11.66)%       46.44%       15.35%        33.31%        40.90%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)     $95,414          $126,531      $136,128     $130,734      $155,087       $68,480
Ratio of Expenses to Average Net Assets
 (1)                                         1.01%**           1.00%         1.01%        1.01%         1.02%         1.00%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                  1.00%**            N/A          1.00%        1.00%         1.00%          N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                     (0.26)%**         (0.27)%       (0.33)%       0.01%         0.08%         1.26%
Portfolio Turnover Rate                        41%               93%          155%         373%          302%          380%
-----------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net investment
     income                                 $0.01             $0.00+        $0.01        $0.01         $0.01         $0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets          1.08%**           1.04%         1.07%        1.03%         1.08%         1.24%
     Net Investment Income (Loss) to
      Average Net Assets                    (0.33)%**         (0.29)%       (0.39)%      (0.01)%        0.02%         1.02%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS B
                                        -------------------------------------------------------------------------------------
                                           SIX MONTHS                                                            PERIOD FROM
                                             ENDED                                                                JANUARY 2,
                                            JUNE 30,                            YEAR ENDED DECEMBER 31,           1996*** TO
                                              2001      -------------------------------------------------------    DECEMBER
                                           (UNAUDITED)      2000          1999         1998           1997         31, 1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $15.09            $19.50        $17.40       $15.72        $14.42        $12.25
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (2)          (0.04)            (0.08)        (0.08)       (0.06)        (0.01)         0.13
  Net Realized and Unrealized Gain
   (Loss) on Investments                    (1.66)            (2.04)         7.81         2.44          4.55          4.67
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations        (1.70)            (2.12)         7.73         2.38          4.54          4.80
-----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                        --                --            --           --         (0.01)        (0.15)
  In Excess of Net Investment Income           --                --            --           --         (0.00)+          --
  Net Realized Gain                            --             (2.29)        (5.63)       (0.38)        (3.23)        (2.48)
  In Excess of Net Realized Gain               --                --            --        (0.32)           --            --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                        --             (2.29)        (5.63)       (0.70)        (3.24)        (2.63)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $13.39            $15.09        $19.50       $17.40        $15.72        $14.42
=============================================================================================================================
Total Return                               (11.27)%          (11.89)%       46.13%       15.15%        32.90%        39.72%
=============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)     $16,104           $18,876       $22,168      $16,682       $18,277        $8,805
Ratio of Expenses to Average Net Assets
 (2)                                         1.26%**           1.25%         1.26%        1.26%         1.27%         1.25%**
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                  1.25%             1.25%         1.25%        1.25%         1.25%          N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                     (0.51)%**         (0.52)%       (0.58)%      (0.26)%       (0.18)%        0.95%**
Portfolio Turnover Rate                        41%               93%          155%         373%          302%          380%
-----------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net investment
     income                                 $0.01             $0.00+        $0.01        $0.00+        $0.00+        $0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets          1.33%**           1.29%         1.32%        1.28%         1.33%         1.47%**
     Net Investment Income (Loss) to
      Average Net Assets                    (0.58)%**         (0.54)%       (0.64)%      (0.28)%       (0.24)%        0.73%**
-----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.

   The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         SMALL COMPANY GROWTH PORTFOLIO
                                         FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                   ---------------------------------------------------------------------------------
                                                      SIX MONTHS
                                                         ENDED                               YEAR ENDED DECEMBER 31,
                                                        JUNE 30,  ------------------------------------------------------------------
                                                         2001
                                                     (UNAUDITED)   2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $10.99      $13.32        $8.07        $7.72       $13.50       $21.49
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (1)                     (0.03)      (0.08)       (0.05)        0.09        (0.07)       (0.19)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                        (0.66)      (0.69)        7.40         1.97         1.09         0.89
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   (0.69)      (0.77)        7.35         2.06         1.02         0.70
----------------------------------------------------------------------------------------------------------------------------------

Distributions
  Net Investment Income                                   --          --           --        (0.09)          --           --
  Net Realized Gain                                       --       (1.23)       (2.10)       (1.62)       (6.80)       (8.69)
  In Excess of Net Realized Gain                          --       (0.33)          --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   --       (1.56)       (2.10)       (1.71)       (6.80)       (8.69)
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                        $10.30      $10.99       $13.32        $8.07        $7.72       $13.50
==================================================================================================================================
Total Return                                           (6.55)%     (6.64)%      96.45%       27.54%       11.36%        3.72%
==================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                $87,456     $89,367      $77,193      $73,276      $57,777      $62,793
Ratio of Expenses to Average Net Assets (1)             1.11%**     1.25%        1.25%        1.25%        1.25%        1.25%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                      1.10%**      N/A          N/A          N/A          N/A          N/A
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                           (0.57)%**   (0.68)%      (0.59)%       1.06%       (0.87)%      (0.88)%
Portfolio Turnover Rate                                   69%        129%         204%         331%         228%          33%
----------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during
    the period:
     Per share benefit to net investment income        $0.01       $0.01        $0.01        $0.01        $0.01        $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                     1.26%**     1.30%        1.43%        1.35%        1.34%        1.30%
     Net Investment Income (Loss) to Average Net
      Assets                                           (0.73)%**   (0.73)%      (0.78)%      0.96%        (0.95)%      (0.92)%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                   ---------------------------------------------------------------------------------
                                                      SIX MONTHS                                                        PERIOD FROM
                                                         ENDED                     YEAR ENDED DECEMBER 31,               JANUARY 2,
                                                        JUNE 30,  ----------------------------------------------------  1996*** TO
                                                         2001                                                            DECEMBER
                                                     (UNAUDITED)   2000         1999         1998         1997           31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $10.68        $13.01        $7.93        $7.63       $13.45       $21.47
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (2)                    (0.03)        (0.10)       (0.08)        0.09        (0.06)       (0.15)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       (0.65)        (0.67)        7.26         1.90         1.04         0.82
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  (0.68)        (0.77)        7.18         1.99         0.98         0.67
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                  --            --           --        (0.07)          --           --
  Net Realized Gain                                      --         (1.23)       (2.10)       (1.62)       (6.80)       (8.69)
  In Excess of Net Realized Gain                         --         (0.33)          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  --         (1.56)       (2.10)       (1.69)       (6.80)       (8.69)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $10.00        $10.68       $13.01        $7.93        $7.63       $13.45
====================================================================================================================================
Total Return                                          (6.37)%       (6.81)%      95.97%       26.86%       11.13%        3.58%
====================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)              $143,687       $91,069      $14,775       $1,282       $1,313       $3,997
Ratio of Expenses to Average Net Assets (2)            1.36%**       1.50%        1.50%        1.50%        1.50%        1.50%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                     1.35%**        N/A          N/A          N/A          N/A          N/A
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                      (0.84)**      (0.97)%      (0.87)%       0.88%       (1.12)%      (1.09)%**
Portfolio Turnover Rate                                  69%          129%         204%         331%         228%          33%
------------------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during
    the period:
     Per share benefit to net investment income       $0.00+        $0.00+       $0.02        $0.01        $0.00+       $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                    1.52%**       1.55%        1.66%        1.60%        1.58%        1.54%**
     Net Investment Income (Loss) to Average Net
      Assets                                          (1.00)%**     (1.02)%       1.03%        0.78%       (1.21)%      (1.14)%**
------------------------------------------------------------------------------------------------------------------------------------

 **Annualized
***The Portfolio began offering Class B Shares on January 2, 1996.
  +Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         TECHNOLOGY PORTFOLIO
                                         FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                        ----------------------------------------------------------------------------
                                                           SIX MONTHS                                                   PERIOD FROM
                                                              ENDED                YEAR ENDED DECEMBER 31,                SEPTEMBER
                                                             JUNE 30,  -----------------------------------------------  16, 1996* TO
                                                              2001                                                        DECEMBER
                                                          (UNAUDITED)         2000    1999++       1998++       1997       31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $25.82       $38.91      $17.98      $11.73      $10.71     $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (1)                             (0.10)       (0.34)      (0.28)      (0.13)       0.07      (0.02)
  Net Realized and Unrealized Gain (Loss) on Investments       (8.46)       (7.69)      28.07        6.45        3.75       0.73
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           (8.56)       (8.03)      27.79        6.32        3.82       0.71
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                           --           --          --          --       (0.26)        --
  Net Realized Gain                                               --        (5.06)      (6.86)      (0.07)      (1.28)        --
  In Excess of Net Realized Gain                                  --           --          --          --       (1.00)        --
  Return of Capital                                               --           --          --          --       (0.26)        --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           --        (5.06)      (6.86)      (0.07)      (2.80)        --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $17.26       $25.82      $38.91      $17.98      $11.73     $10.71
====================================================================================================================================
Total Return                                                  (33.31)%     (22.67)%    160.62%      53.90%      37.27%      7.10%
====================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                        $66,322     $101,588     $82,190     $27,506     $31,788     $3,595
Ratio of Expenses to Average Net Assets (1)                     1.27%**      1.26%       1.26%       1.29%       1.25%      1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest      1.25%**      1.25%       1.25%       1.25%        N/A        N/A
  Expense
Ratio of Net Investment (Loss) to Average Net Assets (1)       (1.03)%**    (1.05)%     (1.06)%     (0.95)%     (1.07)%    (0.70)%**
Portfolio Turnover Rate                                           64%         150%        250%        265%        622%        77%
------------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                $0.00+       $0.01       $0.00+      $0.07       $0.08      $0.22
    Ratios before expense limitation:
     Expenses to Average Net Assets                             1.36%**      1.29%       1.28%       1.82%       2.47%      8.51%**
     Net Investment Loss to Average Net Assets                 (1.12)%**    (1.08)%     (1.09)%     (1.47)%     (2.30)%    (7.96)%**
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                        ----------------------------------------------------------------------------
                                                           SIX MONTHS                                                   PERIOD FROM
                                                              ENDED                YEAR ENDED DECEMBER 31,                SEPTEMBER
                                                             JUNE 30,  -----------------------------------------------  16, 1996* TO
                                                              2001                                                        DECEMBER
                                                          (UNAUDITED)         2000    1999++       1998++       1997       31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $25.58       $38.69     $17.92      $11.72      $10.71      $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (Loss) (2)                             (0.11)       (0.41)     (0.35)      (0.16)       0.04       (0.02)
  Net Realized and Unrealized Gain (Loss) on Investments       (8.39)       (7.64)     27.98        6.43        3.74        0.73
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           (8.50)       (8.05)     27.63        6.27        3.78        0.71
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                           --           --         --          --       (0.25)         --
  Net Realized Gain                                               --        (5.06)     (6.86)      (0.07)      (1.28)         --
  In Excess of Net Realized Gain                                  --           --         --          --       (1.00)         --
  Return of Capital                                               --           --         --          --       (0.24)         --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           --        (5.06)     (6.86)      (0.07)      (2.77)         --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $17.08       $25.58     $38.69      $17.92      $11.72      $10.71
====================================================================================================================================
Total Return                                                  (33.39)%     (22.86)%   160.26%      53.52%      36.90%       7.10%
====================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                         $5,148       $6,251     $4,192        $850      $2,394      $1,487
Ratio of Expenses to Average Net Assets (2)                     1.52%**      1.51%      1.51%       1.55%       1.50%       1.50%**
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                       1.50%**      1.50%      1.50%       1.50%        N/A         N/A
Ratio of Net Investment Loss to Average Net Assets (2)         (1.29)%**    (1.30)%    (1.31)%     (1.32)%     (1.41)%     (1.00)%**
Portfolio Turnover Rate                                           64%         150%       250%        265%        622%         77%
------------------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                $0.00+       $0.01      $0.00+      $0.07       $0.04       $0.19
    Ratios before expense limitation:
     Expenses to Average Net Assets                             1.62%        1.54%      1.53%       2.08%       2.72%       9.14%**
     Net Investment Loss to Average Net Assets                 (1.38)%      (1.34)%    (1.32)%     (1.84)%     (2.63)%     (8.65)%**
------------------------------------------------------------------------------------------------------------------------------------

 *Commencement of Operations
**Annualized
 +Amount is less than $0.01 per share
++Per share amounts for the year ended December 31, 1998, 1999 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         U.S. REAL ESTATE PORTFOLIO
                                         FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A
                                                        -----------------------------------------------------------------------
                                                           SIX MONTHS
                                                              ENDED                      YEAR ENDED DECEMBER 31,
                                                             JUNE 30,  --------------------------------------------------------
                                                              2001
                                                          (UNAUDITED)    2000    1999        1998         1997       1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $14.50        $11.84     $12.71       $15.38      $14.41     $11.42
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (1)                               0.25          0.51       0.81         0.47        0.42       0.37
  Net Realized and Unrealized Gain
    (Loss) on Investments                                  0.80          2.94      (0.98)       (2.32)       3.40       4.02
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       1.05          3.45      (0.17)       (1.85)       3.82       4.39
-------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                   (0.15)        (0.56)     (0.66)       (0.49)      (0.43)     (0.39)
  Net Realized Gain                                          --         (0.23)        --        (0.10)      (2.16)     (1.01)
  In Excess of Net Realized Gain                             --            --      (0.04)       (0.23)      (0.26)        --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (0.15)        (0.79)     (0.70)       (0.82)      (2.85)     (1.40)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $15.40        $14.50     $11.84       $12.71      $15.38     $14.41
===============================================================================================================================
Total Return                                               7.37%        29.65%     (1.48)%     (12.29)%     27.62%     39.56%
===============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                  $661,999      $584,263   $311,064     $259,589    $361,549   $210,368
Ratio of Expenses to Average Net Assets
  (1)                                                      1.00%**       1.00%      1.00%        1.00%       1.00%      1.00%
Ratio of Net Investment Income to
  Average Net Assets (1)                                   3.53%**       4.13%      6.52%        3.33%       2.72%      3.08%
Portfolio Turnover Rate                                      14%           31%        47%         117%        135%       171%
-------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment
      income                                              $0.00+        $0.00+     $0.00+       $0.00+      $0.01      $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                        1.00%**       1.01%      1.02%        1.04%       1.04%      1.14%
     Net Investment Income to Average
      Net Assets                                           5.23%**       4.11%      6.51%        3.30%       2.68%      2.93%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS B
                                                   ---------------------------------------------------------------------------------
                                                      SIX MONTHS                                                       PERIOD FROM
                                                         ENDED                      YEAR ENDED DECEMBER 31,            JANUARY 2,
                                                        JUNE 30,   ------------------------------------------------    1996*** TO
                                                         2001                                                           DECEMBER
                                                     (UNAUDITED)       2000         1999        1998++         1997     31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $14.45        $11.80        $12.67        $15.34        $14.39   $11.50
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (2)                              0.22          0.49          0.82          0.47          0.47     0.35
  Net Realized and Unrealized Gain
    (Loss) on Investments                                 0.80          2.92         (1.02)        (2.35)         3.29     3.92
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      1.02          3.41         (0.20)        (1.88)         3.76     4.27
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                  (0.14)        (0.53)        (0.63)        (0.46)        (0.39)   (0.37)
  Net Realized Gain                                         --         (0.23)           --         (0.10)        (2.16)   (1.01)
  In Excess of Net Realized Gain                            --            --         (0.04)        (0.23)        (0.26)      --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (0.14)        (0.76)        (0.67)        (0.79)        (2.81)   (1.38)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $15.33        $14.45        $11.80        $12.67        $15.34   $14.39
====================================================================================================================================
Total Return                                              7.19%        29.36%        (1.73)%      (12.52)%       27.21%   38.23%
====================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                  $19,974       $20,235       $13,418       $13,523       $21,231   $8,734
Ratio of Expenses to Average Net Assets
  (2)                                                     1.25%**       1.25%         1.25%         1.25%         1.25%    1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                                  3.14%**       3.83%         6.13%         3.23%         3.49%    2.91%**
Portfolio Turnover Rate                                     14%           31%           47%          117%          135%     171%
------------------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment
      income                                             $0.00+        $0.00+        $0.00+        $0.01         $0.00+   $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                       1.29%**       1.26%         1.27%         1.29%         1.28%    1.37%**
     Net Investment Income to Average
      Net Assets                                          4.80%**       3.81%         6.12%         3.20%         3.46%    2.79%**
------------------------------------------------------------------------------------------------------------------------------------

 **Annualized
***The Portoflio began offering class B Shares on January 2, 1996.
  +Amount is less than $0.01 per share.
 ++Per share amounts for the years ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         VALUE EQUITY PORTFOLIO
                                         FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
                                                     -------------------------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED                      YEAR ENDED DECEMBER 31,
                                                          JUNE 30,  ----------------------------------------------------------------
                                                           2001
                                                       (UNAUDITED)    2000         1999          1998         1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.32        $9.63       $10.78       $13.62       $13.89        $13.94
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (1)                              0.08         0.16         0.26         0.20         0.35          0.41
  Net Realized and Unrealized Gain (Loss) on
    Investments                                           0.18         1.54         0.97         0.98         3.51          2.27
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      0.26         1.70         1.23         1.18         3.86          2.68
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                  (0.04)       (0.16)       (0.17)       (0.21)       (0.35)        (0.41)
  Net Realized Gain                                         --        (0.59)       (2.09)       (3.81)       (3.78)        (2.32)
  In Excess of Net Realized Gain                            --        (0.26)       (0.12)          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (0.04)       (1.01)       (2.38)       (4.02)       (4.13)        (2.73)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $10.54       $10.32        $9.63       $10.78       $13.62        $13.89
====================================================================================================================================
Total Return                                              2.56%       18.08%       11.63%        8.79%       29.20%        19.73%
====================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                  $91,454      $70,454      $46,768      $57,543      $86,054      $106,128
Ratio of Expenses to Average Net Assets (1)               0.71%**      0.70%        0.73%        0.70%        0.70%         0.70%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                              0.70%**       N/A         0.70%          N/A         N/A           N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                              1.58%**      1.64%        1.25%        1.36%        2.15%         2.62%
Portfolio Turnover Rate                                     25%          62%          80%         153%          36%           42%
------------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment
      income                                             $0.01        $0.01        $0.03        $0.02        $0.02         $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                       0.82%**      0.81%        0.86%        0.82%        0.80%         0.78%
     Net Investment Income to Average Net
      Assets                                              1.46%**      1.54%        1.12%        1.25%        2.06%         2.55%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS B
                                                   ---------------------------------------------------------------------------------
                                                      SIX MONTHS                                                       PERIOD FROM
                                                         ENDED                      YEAR ENDED DECEMBER 31,            JANUARY 2,
                                                        JUNE 30,   ------------------------------------------------    1996*** TO
                                                         2001                                                           DECEMBER
                                                     (UNAUDITED)       2000         1999        1998           1997     31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.32        $9.60       $10.76       $13.59       $13.89        $14.06
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income  (2)                              0.00+        0.12         0.20         0.07         0.28          0.29
  Net Realized and Unrealized Gain (Loss) on
    Investments                                           0.24         1.56         0.99         1.08         3.51          2.25
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      0.24         1.68         1.19         1.15         3.79          2.54
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                  (0.04)       (0.11)       (0.13)       (0.17)       (0.31)        (0.39)
  Net Realized Gain                                         --        (0.59)       (2.02)       (3.81)       (3.78)        (2.32)
  In Excess of Net Realized Gain                            --        (0.26)       (0.20)          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (0.04)       (0.96)       (2.35)       (3.98)       (4.09)        (2.71)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $10.52       $10.32        $9.60       $10.76       $13.59        $13.89
====================================================================================================================================
Total Return                                              2.30%       17.92%       11.22%        8.59%       28.70%        18.57%
====================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                  $19,084         $891         $921       $1,045       $2,246        $2,555
Ratio of Expenses to Average Net Assets (2)               0.96%**      0.95%        0.98%        0.95%        0.95%         0.95%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                              0.95%**       N/A         0.95%         N/A          N/A           N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                              1.20%**      1.35%        1.01%        1.12%        1.86%         2.33%**
Portfolio Turnover Rate                                     25%          62%          80%         153%          36%           42%
------------------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment
      income                                             $0.02        $0.01        $0.03        $0.02        $0.01         $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                       1.06%**      1.11%        1.13%        1.07%        1.04%         1.03%**
     Net Investment Income to Average Net
      Assets                                              1.10%**      1.24%        0.87%        1.01%        1.77%         2.26%**
------------------------------------------------------------------------------------------------------------------------------------

 **Annualized
***The Portfolio began offering Class B Shares on January 2, 1996.
  +Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         EMERGING MARKETS DEBT PORTFOLIO
                                         FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
                                                     -------------------------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED                         YEAR ENDED DECEMBER 31,
                                                          JUNE 30,  ----------------------------------------------------------------
                                                           2001
                                                       (UNAUDITED)    2000      1999++        1998         1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $2.88        $3.00        $2.61        $5.77         $7.54         $8.59
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income                               0.15         0.55         0.43         1.13          0.74          1.54
  Net Realized and Unrealized Gain (Loss) on
    Investments                                         --        (0.17)        0.34        (3.19)         0.55          2.79
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  0.15         0.38         0.77        (2.06)         1.29          4.33
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                 --        (0.50)       (0.37)       (1.08)        (0.71)        (1.17)
  In Excess of Net Investment Income                    --           --        (0.00)+      (0.02)           --         (0.01)
  Net Realized Gain                                     --           --           --           --         (2.17)        (4.20)
  In Excess of Net Realized Gain                        --           --           --           --         (0.08)           --
  Return of Capital                                     --           --        (0.01)          --         (0.10)           --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 --        (0.50)       (0.38)       (1.10)        (3.06)        (5.38)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $3.03        $2.88        $3.00        $2.61         $5.77         $7.54
====================================================================================================================================
Total Return                                          5.21%       12.81%       29.22%      (35.95)%       18.29%        50.52%
====================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)              $45,789      $47,080      $52,654      $46,234      $142,382      $152,142
Ratio of Expenses to Average Net Assets               1.18%**      1.15%        1.40%        2.38%         1.60%         2.70%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          1.14%**      1.10%        1.29%        1.34%          N/A           N/A
Ratio of Net Investment Income to Average
  Net Assets                                          9.66%**     13.33%       13.12%       11.61%         8.06%        11.66%
Portfolio Turnover Rate                                193%         375%         249%         457%          417%          560%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS B
                                                   ---------------------------------------------------------------------------------
                                                      SIX MONTHS                                                       PERIOD FROM
                                                         ENDED                      YEAR ENDED DECEMBER 31,            JANUARY 2,
                                                        JUNE 30,   --------------------------------------------------  1996*** TO
                                                         2001                                                           DECEMBER
                                                     (UNAUDITED)       2000         1999++      1998++         1997++   31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $2.92            $3.03        $2.66        $5.77          $7.53       $8.68
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income                               0.15             0.20         0.28         1.13           0.69        1.01
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       0.01             0.17         0.46        (3.17)          0.59        3.20
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  0.16             0.37         0.74        (2.04)          1.28        4.21
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                                 --            (0.48)       (0.05)       (1.05)         (0.69)      (1.15)
  In Excess of Net Investment Income                    --               --           --        (0.02)            --       (0.01)
  Net Realized Gain                                     --               --           --           --          (2.17)      (4.20)
  In Excess of Net Realized Gain                        --               --           --           --          (0.08)         --
  Return of Capital                                     --               --        (0.32)          --          (0.10)         --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 --            (0.48)       (0.37)       (1.07)         (3.04)      (5.36)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                       $3.08            $2.92        $3.03        $2.66          $5.77       $7.53
====================================================================================================================================
Total Return                                         5.48%            12.50%       28.01%      (35.37)%        18.05%      48.52%
====================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                 $408             $387         $860       $1,187         $2,281      $4,253
Ratio of Expenses to Average Net Assets               1.42%**          1.40%        1.65%        2.62%          1.91%       2.81%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          1.39%**          1.35%        1.55%        1.60%           N/A         N/A
Ratio of Net Investment Income to Average
  Net Assets                                         10.03%**         13.28%       12.85%       11.09%          7.87%      11.09%**
Portfolio Turnover Rate                                193%             375%         249%         457%           417%        560%
------------------------------------------------------------------------------------------------------------------------------------

 **Annualized
***The Portfolio began offering Class B Shares on January 2, 1996.
  +Amount is less than $0.01 per share.
 ++Per share amounts for the years ended December 31, 1999, 1998, and 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                                        CLASS A
                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                               JUNE 30,                      YEAR ENDED DECEMBER 31,
                                                 2001       --------------------------------------------------------------------
                                             (UNAUDITED)        2000           1999           1998          1997            1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    10.66    $    10.24   $    11.08    $      10.88   $    10.58   $       10.81
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (1)                         0.30          0.67         0.64            0.62         0.65            0.67
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  0.12          0.43        (0.81)           0.22         0.33           (0.20)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                0.42          1.10        (0.17)           0.84         0.98            0.47
--------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                            (0.26)        (0.68)       (0.64)          (0.61)       (0.68)          (0.70)
  In Excess of Net Investment Income                  --            --           --              --        (0.00)+         (0.00)+
  Net Realized Gain                                   --            --           --           (0.03)          --              --
  In Excess of Net Realized Gain                      --            --        (0.03)             --           --              --
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                            (0.26)        (0.68)       (0.67)          (0.64)       (0.68)          (0.70)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    10.82    $    10.66   $    10.24    $      11.08   $    10.88   $       10.58
================================================================================================================================
Total Return                                        4.01%        11.16%       (1.56)%          7.93%        9.54%           4.61%
================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)         $  214,007    $  180,830   $  171,467    $    212,718   $  183,192   $     130,733
Ratio of Expenses to Average Net Assets (1)         0.46%**       0.45%        0.45%           0.45%        0.45%           0.45%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                        0.45%**        N/A          N/A             N/A          N/A             N/A
Ratio of Net Investment Income to Average
  Net Assets (1)                                    5.64%**       6.52%        5.87%           5.63%        6.11%           6.30%
Portfolio Turnover Rate                              182%          220%          97%            176%         163%            183%
--------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
      during the period:
       Per share benefit to net investment
         income                               $     0.01    $     0.01  $      0.01  $         0.01   $     0.02   $        0.02
    Ratios before expense limitation:
       Expenses to Average Net Assets               0.58%**       0.57%        0.57%           0.58%        0.60%           0.60%
       Net Investment Income to Average Net
         Assets                                     5.52%**       6.41%        5.75%           5.51%        5.97%           6.15%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                              -------------------------------------------------------------------------------------
                                                                                                                      PERIOD
                                                SIX MONTHS                                                             FROM
                                                  ENDED                                                             JANUARY 2,
                                                 JUNE 30,                YEAR ENDED DECEMBER 31,                    1996*** TO
                                                  2001    ---------------------------------------------------------  DECEMBER
                                              (UNAUDITED)     2000           1999          1998          1997         31,1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $   10.66    $   10.25     $     11.10     $  10.89     $   10.58     $     10.81
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (2)                        0.29         0.65            0.61         0.61          0.64            0.64
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.12         0.43           (0.80)        0.22          0.33           (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               0.41         1.08           (0.19)        0.83          0.97            0.45
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                           (0.26)       (0.67)          (0.63)       (0.59)        (0.66)          (0.68)
  Net Realized Gain                                  --           --              --        (0.03)           --              --
  In Excess of Net Realized Gain                     --           --           (0.03)          --            --              --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                           (0.26)       (0.67)          (0.66)       (0.62)        (0.66)          (0.68)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $   10.81    $   10.66     $     10.25     $  11.10     $   10.89     $     10.58
===================================================================================================================================
Total Return                                       3.87%       10.92%          (1.76)%       7.85%         9.48%           4.35%
===================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)         $   2,462    $   2,424     $     2,084     $  3,649     $   4,834     $     1,462
Ratio of Expenses to Average Net Assets (2)        0.61%**      0.60%           0.60%        0.60%         0.60%           0.60%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                       0.60%**       N/A             N/A          N/A           N/A             N/A
Ratio of Net Investment Income to Average
  Net Assets (2)                                   5.53%**      5.51%           5.69%        5.50%         5.93%           6.15%**
Portfolio Turnover Rate                             182%         220%             97%         176%          163%            183%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
     during the period:
     Per share benefit to net investment
     income                                   $    0.01    $    0.01     $      0.01     $   0.01     $    0.02     $      0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                0.73%**      0.72%           0.72%        0.72%         0.74%           0.74%**
     Net Investment Income to Average Net
     Assets                                        5.42%**      5.42%           5.58%        5.38%         5.78%           6.01%**
-----------------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
GLOBAL FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                                        CLASS A
                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                               JUNE 30,                      YEAR ENDED DECEMBER 31,
                                                 2001       --------------------------------------------------------------------
                                             (UNAUDITED)        2000           1999++     1998++         1997++         1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $   11.10       $  11.22  $     12.51    $   11.15  $       11.30       $   11.22
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income (1)                        0.24           0.54         0.51         0.55           0.56            0.61
  Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.70)         (0.42)       (1.37)        0.98          (0.40)           0.08
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations              (0.46)          0.12        (0.86)        1.53           0.16            0.69
--------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                              --          (0.20)       (0.39)       (0.17)         (0.31)          (0.61)
  In Excess of Net Investment Income                 --          (0.04)       (0.03)          --             --              --
  Return of Capital                                  --             --        (0.01)          --             --              --
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              --          (0.24)       (0.43)       (0.17)         (0.31)          (0.61)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $   10.64       $  11.10  $     11.22    $   12.51  $       11.15       $   11.30
================================================================================================================================
Total Return                                      (4.14)%         1.18%       (6.84)%      13.84%          1.50%           6.44%
================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)         $  22,563       $ 27,852  $    34,225    $  45,884  $      84,635       $ 112,888
Ratio of Expenses to Average Net Assets (1)        0.50%**        0.50%        0.50%        0.50%          0.50%           0.50%
Ratio of Net Investment Income to Average
  Net Assets (1)                                   4.00%**        4.58%        4.01%        4.76%          5.05%           5.50%
Portfolio Turnover Rate                              39%            73%         102%         110%           116%            258%
--------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
        income                                $    0.02       $   0.04  $      0.03    $    0.03  $        0.02       $    0.02
    Ratios before expense limitation:
      Expenses to Average Net Assets               0.87%**        0.87%        0.76%        0.81%          0.71%           0.72%
      Net Investment Income to Average Net
        Assets                                     3.63%**        4.23%        3.75%        4.48%          4.84%           5.29%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                        CLASS B
                                              -------------------------------------------------------------------------------------
                                                                                                                      PERIOD
                                                SIX MONTHS                                                             FROM
                                                  ENDED                                                             JANUARY 2,
                                                 JUNE 30,                YEAR ENDED DECEMBER 31,                    1996*** TO
                                                  2001    ---------------------------------------------------------  DECEMBER
                                              (UNAUDITED)         2000           1999++      1998++     1997++        31,1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $ 11.06       $   11.19     $   12.48     $ 11.13     $   11.29     $   11.23
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income(2)                          0.32            0.47          0.45        0.53          0.54          0.48
  Net Realized and Unrealized Gain (Loss) on
    Investments                                    (0.79)          (0.37)        (1.32)       0.98         (0.40)         0.18
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               (0.47)           0.10         (0.87)       1.51          0.14          0.66
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                               --           (0.19)        (0.39)      (0.16)        (0.30)        (0.60)
  In Excess of Net Investment Income                  --           (0.04)        (0.03)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               --           (0.23)        (0.42)      (0.16)        (0.30)        (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 10.59       $   11.06     $   11.19     $ 12.48     $   11.13     $   11.29
===================================================================================================================================
Total Return                                       (4.25)%          1.07%        (7.09)%     13.68%         1.29%         6.12%
===================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)            $   403       $     320     $     322     $   362     $     366     $   1,559
Ratio of Expenses to Average Net Assets(2)          0.65%**         0.65%         0.65%       0.65%         0.65%         0.65%**
Ratio of Net Investment Income to Average Net
  Assets (2)                                        3.88%**         4.42%         3.86%       4.54%         4.88%         5.28%**
Portfolio Turnover Rate                               39%             73%          102%        110%          116%          258%
-----------------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment        $  0.03       $    0.04     $    0.03     $  0.03     $    0.02     $    0.02
        income
      Ratios before expense limitation:
        Expenses to Average Net Assets              0.96%**         1.02%         0.91%       0.99%         0.86%         0.86%**
        Net Investment Income to Average Net Assets 3.57%**         4.06%         3.60%       4.26%         4.68%         5.08%**
-----------------------------------------------------------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
++ Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.

     The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                                        CLASS A
                                             --------------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                               JUNE 30,                            YEAR ENDED DECEMBER 31,
                                                 2001       -----------------------------------------------------------------------
                                             (UNAUDITED)        2000           1999           1998          1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning, of Period              $   8.43       $  10.58     $  10.75     $  11.58     $   10.91     $     10.46
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income(1)                             0.47           0.99         0.94         1.00          1.00            1.03
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       (0.59)         (2.14)       (0.14)       (0.66)         0.67            0.47
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  (0.12)         (1.15)        0.80         0.34          1.67            1.50
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                               (0.35)         (1.00)       (0.95)       (0.98)        (1.00)          (1.05)
  In Excess of Net Investment Income                     --             --        (0.01)       (0.00)+          --           (0.00)+
  Net Realized Gain                                      --             --           --        (0.14)           --              --
  In Excess of Net Realized Gain                         --             --           --        (0.04)           --              --
  Return of Capital                                      --             --        (0.01)       (0.01)           --              --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (0.35)         (1.00)       (0.97)       (1.17)        (1.00)          (1.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $   7.96       $   8.43     $  10.58     $  10.75     $   11.58     $     10.91
===================================================================================================================================
Total Return                                          (1.70)%       (11.51)%       7.77%        3.03%        15.87%          15.01%
===================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)              $128,298       $ 95,174     $136,386     $128,237     $ 113,006     $    95,663
Ratio of Expenses to Average Net Assets(1)             0.64%**        0.62%        0.59%        0.67%         0.69%           0.75%
Ratio of Net Investment Income to Average Net
  Assets(1)                                           11.06%**        9.96%        8.72%        8.70%         8.70%           9.78%
Portfolio Turnover Rate                                  31%            36%          58%          93%          111%            117%
-----------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation
     during the period:
     Per share benefit to net investment income         N/A            N/A          N/A          N/A           N/A     $      0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                     N/A            N/A          N/A          N/A           N/A            0.82%
     Net Investment Income to Average Net Assets        N/A            N/A          N/A          N/A           N/A            9.71%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                              -------------------------------------------------------------------------------------
                                                                                                                      PERIOD
                                                SIX MONTHS                                                             FROM
                                                  ENDED                                                             JANUARY 2,
                                                 JUNE 30,                YEAR ENDED DECEMBER 31,                    1996*** TO
                                                  2001    ---------------------------------------------------------  DECEMBER
                                              (UNAUDITED)     2000           1999          1998          1997         31,1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   8.40       $  10.55     $ 10.73     $ 11.56     $    10.90     $    10.49
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income(2)                             0.45           0.92        0.92        0.90           0.97           0.98
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       (0.58)         (2.09)      (0.15)      (0.59)          0.65           0.45
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  (0.13)         (1.17)       0.77        0.31           1.62           1.43
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                               (0.34)         (0.98)      (0.93)      (0.95)         (0.96)         (1.02)
  In Excess of Net Investment Income                     --             --       (0.01)      (0.00)+           --             --
  Net Realized Gain                                      --             --          --       (0.14)            --             --
  In Excess of Net Realized Gain                         --             --          --       (0.04)            --             --
  Return of Capital                                      --             --       (0.01)      (0.01)            --             --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (0.34)         (0.98)      (0.95)      (1.14)         (0.96)         (1.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $   7.93       $   8.40     $ 10.55     $ 10.73     $    11.56     $    10.90
===================================================================================================================================
Total Return                                          (1.82)%       (11.77)%      7.44%       2.79%         15.48%         14.37%
===================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)              $ 19,975       $ 19,384     $48,457     $56,804     $    7,213     $    5,665
Ratio of Expenses to Average Net Assets(2)             0.89%**        0.87%       0.85%       0.95%          0.93%          1.00%**
Ratio of Net Investment Income to Average Net
  Assets(2)                                           10.74%**        9.66%       8.49%       8.73%          8.48%          9.49%**
Portfolio Turnover Rate                                  31%            36%         58%         93%           111%           117%
-----------------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense
     limitation during the period:
     Per share benefit to net investment income         N/A            N/A         N/A         N/A            N/A     $     0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                     N/A            N/A         N/A         N/A            N/A           1.05%**
     Net Investment Income to Average Net Assets        N/A            N/A         N/A         N/A            N/A           9.44%**
-----------------------------------------------------------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED
                                          JUNE 30,                            YEAR ENDED DECEMBER 31,
                                            2001       ----------------------------------------------------------------------------
                                        (UNAUDITED)        2000           1999            1998            1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                              $     1.000       $     1.000     $    1.000     $    1.000     $      1.000     $       1.000
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income                   0.027             0.060          0.047          0.051            0.051             0.049
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                  (0.027)           (0.060)        (0.047)        (0.051)          (0.051)           (0.049)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $     1.000       $     1.000     $    1.000     $    1.000     $      1.000     $       1.000
===================================================================================================================================
Total Return                               2.44%             6.06%          4.80%          5.20%            5.20%             5.03%
===================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period
  (Thousands)                       $ 3,086,830       $ 3,026,412     $2,931,316     $1,958,177     $  1,506,210     $   1,284,633
Ratio of Expenses to Average Net
  Assets                                   0.48%**           0.48%          0.50%          0.49%            0.49%             0.52%
Ratio of Net Investment Income
  to Average Net Assets                    4.91%**           6.07%          4.73%          5.07%            5.12%             4.92%
-----------------------------------------------------------------------------------------------------------------------------------

Municipal Money Market Portfolio
Financial Highlights

                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED
                                          JUNE 30,                            YEAR ENDED DECEMBER 31,
                                            2001       ----------------------------------------------------------------------------
                                        (UNAUDITED)        2000           1999            1998            1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $    1.000       $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income                     0.017            0.044          0.027          0.030          0.031          0.030
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income                    (0.017)          (0.044)        (0.027)        (0.030)        (0.031)        (0.030)
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period         $    1.000       $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
===================================================================================================================================
Total Return                                 1.41%            3.57%          2.77%          3.00%          3.17%          3.02%
===================================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period
  (Thousands)                          $1,299,389       $1,476,436     $1,405,646     $  990,579     $  804,607     $  721,410
Ratio of Expenses to Average Net
  Assets                                     0.46%**          0.48%          0.50%          0.50%          0.50%          0.53%
Ratio of Net Investment Income to
  Average Net Assets                         2.84%**          3.50%          2.76%          2.96%          3.14%          2.98%
-----------------------------------------------------------------------------------------------------------------------------------

**Annualized


    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements            Morgan Stanley Institutional Fund, Inc.
                                         June 30, 2001 (Unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of twenty-four separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares--Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective August 1, 2001, the Fixed Income, Global Fixed Income and High Yield Portfolios have changed their names to the Fixed Income III, Global Fixed II, and High Yield II Portfolios.

The investment objectives of each of the Portfolios are described in detail in the Investment Overviews appearing elsewhere in this Semi-Annual Report. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the domestic and international fixed income portfolios is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value. All other securities and investments for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

- investments, other assets and liabilities--at the prevailing rates of exchange on the valuation date;

- investment transactions, investment income and expenses--at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on a Portfolio.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included as dividend expense and interest expense, respectively, in the Statement of Operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. SECURITY LENDING: Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities.
Any cash received as collateral is invested by the securities lending agent in accordance with pre- established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% of such amount is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of loaned securities and related collateral outstanding at June 30, 2001 are as follows:

                                               VALUE OF
                                                 LOANED              VALUE OF
                                               SECURITIES            COLLATERAL
PORTFOLIO                                         (000)                 (000)
-------------------------------------------------------------------------------
Active International Allocation                   $ 67,594             $ 70,849
Emerging Markets                                   112,510              115,867
Equity Growth                                      126,919              127,461
European Value Equity                                4,571                4,807
International Equity                               632,452              663,747
International Magnum                                16,230               17,092

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                                             NET INTEREST
                                                                EARNED BY
                                                                PORTFOLIO
PORTFOLIO                                                           (000)
-------------------------------------------------------------------------------
Active International Allocation                                    $  182
Emerging Markets                                                      289
Equity Growth                                                          --
European Value Equity                                                  --
International Equity                                                1,266
International Magnum                                                   50

10. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

12. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Credit risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Risks also arise from potential for losses from adverse market movements; and such losses could exceed the related amounts shown in the Statement of Net Assets.

13. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex- dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassification among undistributed net investment income (loss), accumulated net realized gain
(loss) and paid in capital. Permanent book and taxes differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Effective January 18, 2001, the transaction fee of one-half of one percent charged on subscriptions and redemptions of capital shares of the International Small Cap Portfolio was eliminated.

Effective January 29, 2001, for certain Portfolios that invest in international securities a 2.00% redemption fee is imposed on shares purchased in those Portfolios and held less than 60 days. The purpose of the redemption fees is to protect the Portfolios and their shareholders from the effects of short-term trading in Portfolios' shares.

B. ADVISER: Morgan Stanley Investment Management, Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley & Co., provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                              MAXIMUM
                                           EXPENSE RATIO
                            ADVISORY     ------------------
PORTFOLIO                        FEE     CLASS A    CLASS B
-----------------------------------------------------------
Active International           0.65%      0.80%      1.05%
   Allocation
Asian Equity                   0.80%      1.00%      1.25%
Asian Real Estate              0.80%      1.00%      1.25%
Emerging Markets               1.25%      1.75%      2.00%
European Value Equity          0.80%      1.00%      1.25%
European Real Estate           0.80%      1.00%      1.25%
Global Value Equity            0.80%      1.00%      1.25%
International Equity           0.80%      1.00%      1.25%
International Magnum           0.80%      1.00%      1.25%
International Small Cap        0.95%      1.15%        N/A
Japanese Value Equity          0.80%      1.00%      1.25%
Latin American                 1.10%      1.70%      1.95%
Equity Growth                  0.60%      0.80%      1.05%
Focus Equity                   0.80%      1.00%      1.25%
Small Company Growth           1.00%      1.10%      1.35%
Technology                     1.00%      1.25%      1.50%
U.S. Real Estate               0.80%      1.00%      1.25%
Value Equity                   0.50%      0.70%      0.95%
Emerging Markets Debt          0.75%      1.75%      2.00%
Fixed Income                   0.35%      0.45%      0.60%
Global Fixed Income            0.40%      0.50%      0.65%
High Yield                    0.375%     0.695%     0.945%
Money Market                   0.30%      0.55%        N/A
Municipal Money Market         0.30%      0.57%        N/A

Morgan Stanley Investment Advisors Inc., (the "Sub- Advisor" or "MS Advisors"), provides sub-advisory services to the Money Market and Municipal Money Market Portfolios. MS Advisors receives a sub-advisory fee from the investment advisory fees paid to MS Investment Management by the Money Market and Municipal Money Market Portfolios.

C. ADMINISTRATOR: MS Investment Management ("the Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley & Co., and an affiliate of MS Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios.

E. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTOR'S FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at June 30, 2001, totaled $1,173,000 and are included in Directors' Fees and Expenses Payable for the applicable Portfolios on the Statement of Net Assets.

G. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50%, which is borne by the respective borrowing Portfolio. For the six month period ended June 30, 2001, there were no amounts drawn down on the Facility.

H. PURCHASES AND SALES: During the six month period ended June 30, 2001, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                         PURCHASES                      SALES
PORTFOLIO                                    (000)                      (000)
-----------------------------------------------------------------------------
Active International Allocation         $  112,678                 $   97,411
Asian Equity                                37,386                     36,955
Asian Real Estate                              578                        955
Emerging Markets                           467,063                    468,953
European Value Equity                       21,791                     22,039
European Real Estate                        11,117                      2,872
Global Value Equity                         14,605                     20,956
International Equity                     1,173,263                  1,072,714
International Magnum                        37,430                     45,243
International Small Cap                     73,194                     54,959
Japanese Value Equity                        2,538                     11,566
Latin American                               7,760                      7,399
Focus Equity                                51,717                     69,467
Small Company Growth                       185,252                    131,972
Equity Growth                              502,724                    459,049
Technology                                  51,758                     53,827
U.S. Real Estate                           126,012                     82,307
Value Equity                                61,203                     23,557
Emerging Markets Debt                       84,159                     83,515
Fixed Income                               396,203                    358,306
Global Fixed Income                          9,205                     10,713
High Yield                                  89,038                     44,208

During the six month period ended June 30, 2001, purchases and sales of long-term U.S. Government securities by the Fixed Income and Global Fixed Income Portfolios were as follows:

                                      PURCHASES      SALES
PORTFOLIO                                 (000)      (000)
----------------------------------------------------------
Fixed Income                           $495,215   $345,894
Global Fixed Income                       6,391      7,760

During the six month period ended June 30, 2001, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

                                                  BROKERAGE
                                                COMMISSIONS
PORTFOLIO                                             (000)
-----------------------------------------------------------
Active International Allocation                       $   1
Asian Equity                                             35
Emerging Markets                                         99
Global Value Equity                                       4
Japanese Value Equity                                     1
Latin American                                            2
Equity Growth                                            16
Small Company Growth                                      1
Value Equity                                              1

I. OTHER: At June 30, 2001, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

                                                                                                                     NET
                                                                                                                   APPREC.
                                                   COST                   APPREC.             DEPREC.             (DEPREC.)
PORTFOLIO                                         (000)                    (000)               (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
Active International Allocation                $  601,074                $ 16,156            $ (82,677)          $ (66,521)
Asian Equity                                       66,285                   1,687              (10,346)             (8,659)
Asian Real Estate                                   2,428                     427                  (94)                333
Emerging Markets                                1,248,035                  54,558             (286,588)           (232,030)
European Value Equity                              62,901                   4,301               (4,561)               (260)
European Real Estate                               17,626                     370               (1,165)               (795)
Global Value Equity                                59,677                   6,213               (5,373)                840
International Equity                            5,170,226                 472,996             (360,005)            112,991
International Magnum                              203,471                  16,201              (20,513)             (4,312)
International Small Cap                           409,027                  31,533              (62,134)            (30,601)
Japanese Value Equity                              46,543                   5,456               (7,689)             (2,233)
Latin American                                     29,458                   2,226               (3,794)             (1,568)
Equity Growth                                   1,212,714                 162,912              (97,230)             65,682
Focus Equity                                      118,049                   7,342              (13,813)             (6,471)
Small Company Growth                              215,512                  33,400              (25,408)              7,992
Technology                                         95,634                   4,302              (29,122)            (24,820)
U.S. Real Estate                                  592,450                 110,942              (24,720)             86,222
Value Equity                                      103,430                  13,753               (4,809)              8,944
Emerging Markets Debt                              47,606                   1,290               (2,130)               (840)
Fixed Income                                      274,397                   2,377               (1,941)                436
Global Fixed Income                                24,320                     106               (2,177)             (2,071)
High Yield                                        190,047                   3,335              (48,638)            (45,303)
Money Market                                    3,092,060                      --                   --                  --
Municipal Money Market                          1,303,522                      --                   --                  --

At June 30, 2001, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                                EXPIRATION DATE DECEMBER 31, (000)
------------------------------------------------------------------------------------------------------
PORTFOLIO                      2003       2004      2005       2006       2007       2008       TOTAL
------------------------------------------------------------------------------------------------------
Asian Equity                 $   --       $ --   $10,633    $67,603     $   --      $  --      $78,236
Asian Real Estate                --         --        --      2,269         --         --        2,269
European Real Estate             --         --        40      1,452      4,709        215        6,416
Japanese Value Equity            --         --    10,031     23,700        583         --       34,314
Latin American                   --         --        --     15,053      5,508         --       20,561
Emerging Markets Debt            --         --        --     83,972      9,760         --       93,732
Fixed Income                     --         --        --         --      1,385       2,171       3,556
Global Fixed Income           1,568         --        --         --         53         304       1,925
High Yield                       --         --        --         --      4,826       6,949      11,775
Money Market                     --        292        --         --         --          --         292
Municipal Money Market           --         22        --          2         69           2          95

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

The net assets of certain Portfolios are substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt and High Yield Portfolios hold a significant portion of their investment in securities which are traded by a small number market makers who may also be utilized by these Portfolios to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

From time to time, certain Portfolios may have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment decisions of these shareholders could have a material impact on those Portfolios.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY
INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY
INVESTMENT MANAGEMENT LIMITED; MANAGING
DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw,
ATTORNEY AT LAW

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER






CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072





THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE MORGAN STANLEY INSTITUTIONAL FUND, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im OR CALL 1(800) 548-7786.